Exhibit 10.11.4

Certain confidential information contained in this document, marked by brackets, has been omitted because it (i) is not material and (ii) would be competitively harmful if publicly disclosed

Execution Version

September 22, 2021

VIA FEDEX AND E-MAIL

Mesa Airlines, Inc.

410 N. 44th Street

Suite 700

Phoenix, AZ 85008

Attention: President & General Counsel

Re: First Amendment (this “Amendment”) to the Second Amended and Restated Capacity Purchase Agreement

Ladies and Gentlemen:

As you are aware, Mesa Airlines, Inc. (“Contractor”), Mesa Air Group, Inc. (“Parent”) and United Airlines, Inc. (“United” and, together with Contractor and Parent, the “Parties”), are each a party to that certain Second Amended and Restated Capacity Purchase Agreement dated as of November 4, 2020 (the “CPA”). Capitalized terms used but not defined herein shall be defined as provided in the CPA.

SECTION 1.Certain Amendments. The Parties hereby agree to amend the CPA as follows in full compliance with Section 11.3 of the CPA:

1.1Section 2.5(c) – CRJ Lease Notice. The reference in the first sentence of Section 2.5(c) of the CPA to “[***] years” is hereby deleted and replaced with “[***] years”.

1.2Section 2.5(c) – Form of CRJ Lease to CRJ Third Party Lessee. The final proviso in Section 2.5(c) (including sub-clauses (i) through (ix) of such proviso, inclusive) of the CPA is hereby deleted and replaced with:

“provided, further, that, with respect to each leased CRJ700 Covered Aircraft, such lease will be substantially in the form attached hereto as either Exhibit V-1 (in the case of Treasury Aircraft) or Exhibit V-2 (in the case of non-Treasury Aircraft), as applicable, unless United agrees otherwise in a signed writing.”

Further, Section 2.5(c) of the CPA is hereby amended to include a new final sentence as follows:

[***]

1.3Section 3.1 – Compensation for Carrier Controlled Costs. The reference in the last sentence of the paragraph to “First Amendment” is hereby deleted and replaced with “[***] Amendment”.

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

1.4Section 3.1 – Compensation for Carrier Controlled Costs. Section 3.1 of the CPA is hereby amended to add the following sentence at the end of the paragraph:

“Notwithstanding anything to the contrary in this Agreement, (i) the parties acknowledge and agree that, solely with respect to the period beginning on [***] and ending [***], the Compensation for Carrier Controlled Costs shall be [***]

1.5Section 3.6(a)(i). Section 3.6(a)(i) of the CPA is hereby amended and restated in its entirety as follows:

“(i) [***]

1.6Section 3.6(c)(ii) – Payment of Reconciled Items. The second sentence of Section3.6(c)(ii) of the CPA is hereby amended and restated in its entirety as follows:

[***]

1.7Section 3.6(f). Each reference in Section 3.1(c) of the CPA to “First Amendment” is hereby deleted and replaced with “[***] Amendment”.

1.8Section 3.7 – Government Assistance. Section 3.7 of the CPA is hereby amended and restated in its entirety as follows:

“3.7 Government Assistance.

[***]

1.9Section 3.8 – United Quarterly Adjustment. The CPA is amended to add the following provision as a new Section 3.8:

“3.8United Quarterly Adjustment.

[***]

[***]

[***]

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

1.10Section 9.1(k) – Amendment of CRJ Lease Agreements. The CPA is amended to add the following provision as a new Section 9.1(k):

“(k)Amendment of CRJ Lease Agreements. From and after the First Amendment Effective Date, Contractor covenants to use its reasonable best efforts to amend each lease agreement in effect with a CRJ Third Party Lessee covering [***] CRJ700 Covered Aircraft to provide for a term of [***]. With respect to each of the CRJ Covered Aircraft delivered to the CRJ

Third Party Lessee, no later than [***] following the date of such delivery; provided, however, [***]

1.11Schedule 1 – Covered Aircraft. Table 3 of Schedule 1 to the CPA is hereby deleted and replaced in its entirety with the version of Table 3 set forth on Attachment 1 hereto.

1.12Schedule 2A – E175 Covered Aircraft Compensation for Carrier Controlled Costs. Table 1 - United Owned E175 Covered Aircraft - of Schedule 2A to the CPA is hereby deleted and replaced in its entirety with the table set forth on Attachment 2 hereto.

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

1.13Schedule 2D – [***] Compensation for Carrier Controlled Costs. A new Schedule 2D is added to the CPA in the form set forth on Attachment 3 hereto.

1.14Exhibit A – Defined Terms. Exhibit A to the CPA is hereby amended to delete the following definition in its entirety:

“‘First Amendment’ means the First Amendment to this Agreement dated on or around September 15, 2020.”

1.15Exhibit A – Defined Terms.Exhibit A to the CPA is hereby amended to add new definitions as follows:

[***]

“CARES 1.0” – means the Coronavirus Aid, Relief, and Economic Security Act, Pub. L. No. 116-136 (March 27, 2020), as amended, and any implementing regulations, policies, or U.S. Government agency practices.

“CARES 2.0” – means the Consolidated Appropriations Act, 2021, Pub. L. No. 116-260 (December 27, 2020), including but not limited to (i) Division M—Coronavirus Response and Relief Supplemental Appropriations Act, 2021 and (ii) Division N—Additional Coronavirus Response and Relief, as amended, and any implementing regulations, policies, or U.S. Government agency practices.

“CARES 3.0” – means the American Rescue Plan Act of 2021, Pub. L. No. 117-2 (March 11, 2021), including but not limited to Title VII, Subtitle C, as amended, and any implementing regulations, policies, or U.S. Government agency practices.

“E175LL United Equity Cost Factor” – is defined in Section 3.8.

“First Amendment” – means the First Amendment to this Agreement dated as of July 28, 2021.

“First Amendment Effective Date” – means July 28, 2021.

“PGL Freight Charges” – [***]

“September 2020 Amendment” – means the First Amendment to that certain Amended and Restated Capacity Purchase Agreement, dated as of November 26, 2019, dated on or about September 15, 2020, by and among the Parties.

“Treasury Aircraft” – [***]

[***]

1.16Exhibit V-1 – Form of CRJ Lease to CRJ Third Party Lessee (Treasury Aircraft). The CPA is hereby amended to add a new “Exhibit V-1 – Form of CRJ Lease to CRJ Third Party Lessee (Treasury Aircraft)” in the form attached to this Amendment as Attachment 4.

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

1.17Exhibit V-2 – Form of CRJ Lease to CRJ Third Party Lessee (non-Treasury Aircraft). The CPA is hereby amended to add a new “Exhibit V-2 – Form of CRJ Lease to CRJ Third Party Lessee (non- Treasury Aircraft)” in the form attached to this Amendment as Attachment 5.

SECTION 2.Miscellaneous.

This Amendment may be executed in counterparts, each of which is deemed an original hereof. The Parties shall become bound by this Amendment immediately upon execution hereof by each Party. Except as expressly amended in this Amendment, the CPA will remain in full force and effect. Notwithstanding anything to the contrary in this Amendment, the terms and provisions of this Amendment are intended solely for the benefit of the Parties, and it is not the intention of the Parties to confer third party beneficiary rights upon any other person. This Amendment (together with the attached exhibits) constitutes the entire agreement between the Parties, and supersedes any other agreements, representations, warranties, covenants, communications, or understandings, whether oral or written (including, but not limited to, e- mail and other electronic correspondence), that may have been made or entered into by or between the Parties or any of their respective affiliates or agents relating in any way to the transactions contemplated by this Amendment.

[Signature page follows]

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

If Contractor is in agreement with the above, please indicate its agreement by having an authorized representative sign below in the space provided and return a signed copy of this Amendment to the undersigned.

Very truly yours,

UNITED AIRLINES, INC.

By:	/s/ Sarah Rae Murphy
	Name:	Sarah Rae Murphy
	Title:	SVP, United Express

ACCEPTED AND AGREED:

MESA AIRLINES, INC.

By:	/s/ Michael Lotz
	Name:	Michael Lotz
	Title:	President & CFO

MESA AIR GROUP, INC.

By:	/s/ Michael Lotz
	Name:	Michael Lotz
	Title:	President & CFO

ATTACHMENT 1

Table 3 CRJ Covered Aircraft

Aircraft Number	CRJ Scheduled Exit Date(1) (2)	Scheduled Term(3) (4)
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[1]

The CRJ Scheduled Exit Dates and Scheduled Term set forth in the above table shall be adjusted from time to time to coincide with the schedule change date within United’s scheduling system most closely following any applicable exit date.

[2]	Contractor shall provide United, not later than [***] prior to each CRJ Scheduled Exit Date, with specific tail numbers identifying the CRJ Covered Aircraft to be terminated on such date.
[3]	Upon the CRJ Scheduled Exit Date, the Term associated with each of the CRJ Covered Aircraft shall expire.
[4]	The Scheduled Term will be deemed to be automatically adjusted based on the actual CRJ Scheduled Exit Date.

ATTACHMENT 2

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

ATTACHMENT 3

SCHEDULE 2A

[***]

The following rates shall apply during the corresponding years and months to the applicable Covered Aircraft flown under this Agreement during the period beginning on [***] and ending [***]:

[***]

ATTACHMENT 4

EXHIBIT V-1

Form of CRJ Lease to CRJ Third Party Lessee (Treasury Aircraft)

[Agreed form to be inserted]

EXECUTION VERSION

AIRCRAFT LEASE AGREEMENT

Dated as of March 12, 2021

BETWEEN

MESA AIRLINES, INC.

as Lessor

and

GOJET AIRLINES LLC

as Lessee

One (1) used Bombardier Inc. Canadair Regional Jet CL-600-2C10 Aircraft

Manufacturer's Serial Number 10070

This Aircraft Lease Agreement may be executed in several counterparts.  To the extent, if any, that this Aircraft Lease Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction) no security interest in this Aircraft Lease Agreement may be created through the transfer of possession of any counterpart other than the original counterpart so marked "Chattel Paper Original" on the signature page thereof.

i

Bombardier CL-600-2C10; MSN 10070

10.	LESSOR'S REPRESENTATIONS, WARRANTIES AND COVENANTS; DISCLAIMERS		9
	10.1	General Representations and Warranties of Lessor	9
	10.2	Covenant of Quiet Enjoyment.	9
	10.3	Disclaimer; Waiver of Warranties; Waiver of Remedies.	9
	10.4	DISCLAIMER AND WAIVER OF INCIDENTAL, CONSEQUENTIAL, SPECIAL AND PUNITIVE DAMAGES	11
	10.5	NO DUTY OF INDEMNITEES TO INSPECT, ETC.	11
11.	GENERAL OPERATION OF THE AIRCRAFT		12
	11.1	General Operation	12
	11.2	Insured Operations	13
	11.3	Carriage of Goods	13
	11.4	Operational Expenses	13
	11.5	Compliance with Laws	13
12.	MAINTENANCE, MODIFICATION AND OPERATION OF THE AIRCRAFT		14
	12.1	General	14
	12.2	Accomplishment of Tasks and Repairs	15
	12.3	Information on Maintenance	15
	12.4	Aircraft Documents in English Language	15
	12.5	Originals	15
	12.6	Performance of Maintenance	15
	12.7	Alterations, Modifications and Additions.	15
	12.8	Replacement of Parts	16
	12.9	Title to Parts.	17
	12.10	Temporary Replacement of Parts	18
	12.11	Exchanging Parts	18
	12.12	Temporary Attachment and Removal of Engines.	19
13.	UTILIZATION RENT		20
	13.1	Utilization Rent.	20
	13.2	Discrepancies	20
14.	MANUFACTURER'S WARRANTIES		20
	14.1	Assignable Warranties	20
	14.2	Reassignment; Assignment of Lessee Warranties	20
	14.3	Warranty Claims	20
15.	SUBLEASING		21
	15.1	Subleasing.	21
	15.2	Expenses	21
	15.3	Lessee Remains Liable	21
16.	REPORTING AND INSPECTIONS		21
	16.1	Aircraft Utilization and Other Reporting/Information	21
	16.2	Further Information; Inspections.	22
	16.3	Technical Report Prior to Return of Aircraft.	22
17.	REGISTRATION; PERFECTION OF OWNER'S TITLE; LIENS		22
	17.1	Registration	22
	17.2	Identification Plates	23
	17.3	Authorization to Make Perfection Filings	23
	17.4	Perfection of Title.	23
	17.5	Cape Town Convention	23

ii

Bombardier CL-600-2C10; MSN 10070

	17.6	Permitted Liens	24
18.	GENERAL INDEMNITY		24
	18.1	Scope	24
	18.2	Lessee's Release.	25
	18.3	Repayment	25
	18.4	Contest and Payment	25
	18.5	Exclusions	26
	18.6	After-Tax Nature of Indemnity	27
	18.7	Survival	27
19.	INSURANCE		27
	19.1	Obligation to Insure	27
	19.2	Liability Insurance	27
	19.3	Contractual Liability; Tail Coverage for Liability Insurance	28
	19.4	Insurance Against Loss or Damage to the Items of Equipment.	28
	19.5	Requirements for All Insurances	29
	19.6	Reports	29
	19.7	Assignee of Lessor's and/or Owner's Interests	30
	19.8	Failure to Insure	30
	19.9	Lessor's Right to Insure	30
	19.10	Changes to Insurance Practice	31
	19.11	AVN 67B	31
20.	LOSS AND DAMAGE TO THE AIRCRAFT AND ITEMS OF EQUIPMENT		31
	20.1	Risk of Loss and Damage	31
	20.2	Notification of Loss and Damage.	31
	20.3	Event of Loss – Aircraft/Airframe	31
	20.4	Event of Loss – Engine or APU	32
	20.5	Event of Loss – Landing Gear.	33
	20.6	Repairable Damage.	34
	20.7	Documents Loss	34
	20.8	Application of Payments from Governmental Authorities	35
	20.9	No Lessor Liability to Repair or Replace Following Delivery	35
21.	TAXES; TAX INDEMNITY		35
	21.1	Indemnity.	35
	21.2	VAT	38
	21.3	Tax Filings; Information.	38
	21.4	Payment of Taxes and Indemnities.	39
	21.5	Contests	39
	21.6	Refunds	40
	21.7	Non-Parties	40
	21.8	Survival	40
22.	RETURN OF AIRCRAFT		40
	22.1	Time and Place	40
	22.2	Condition	40
	22.3	Lessee's Continuing Obligations.	41
	22.4	Legal Status Upon Return	41
	22.5	Airport and Navigation Charges	41
	22.6	Lessor Termination Payment to Lessee	42

iii

Bombardier CL-600-2C10; MSN 10070

23.	EVENTS OF DEFAULT		42
24.	LESSOR'S RIGHTS AND REMEDIES FOLLOWING AN EVENT OF DEFAULT		42
25.	ASSIGNMENT AND TRANSFER		42
	25.1	No Assignment by Lessee	42
	25.2	Transfer of Lessor's and/or Owner's Interests	42
	25.3	Cooperation with Transfers	42
	25.4	Financings	43
	25.5	Cooperation with Financings	43
26.	LAW AND JURISDICTION		43
	26.1	Governing Law	43
	26.2	Consent to Jurisdiction	44
	26.3	Jurisdiction and Forum	44
	26.4	Waiver of Jury Trial	44
	26.5	Waiver of Immunity	44
27.	MISCELLANEOUS		45
	27.1	Severability and Illegality.	45
	27.2	Amendments	46
	27.3	Lessor's Right to Perform; Lessor's Right to Delegate and Servicer.	46
	27.4	Counterparts	46
	27.5	Delivery of Documents by Electronic Means	47
	27.6	Survival	47
	27.7	Entire Lease	47
	27.8	Successors and Assigns	47
	27.9	Transaction Costs	47
	27.10	Time is of the Essence	47
	27.11	Language.	47
	27.12	No Rights of Third Parties	48
	27.13	Delegation	48
	27.14	Further Assurances	48
	27.15	Rights at Law	48
	27.16	Confidentiality.	48
	27.17	Notices	49

iv

Bombardier CL-600-2C10; MSN 10070

Appendices

1	Definitions
2	Commercial Terms

A.Lease Term

B.Rent, Commitment Fee, Insurance and other Financial Matters

C.Utilization Rent

D.Delivery Conditions

E.Return Conditions

F.Lessor Maintenance Contributions

G.[Reserved]

H.Events of Default

I.Lessor's Rights and Remedies Following an Event of Default

3	Acceptance Certificate
4	Lease Supplement
5	Conditions Precedent/Post-Delivery Items
6	Return Acceptance Receipt
7	Forms
8.	Lessee’s Disclosures

v

Bombardier CL-600-2C10; MSN 10070

THIS AIRCRAFT LEASE AGREEMENT is made as of March 12, 2021 by and between:

1.

MESA AIRLINES, INC., a company organized and existing under the applicable laws of the State of Nevada, U.S.A. and having its principal place of business at 410 N. 44th Street, Suite 700, Phoenix, Arizona 85008, and

2.

GOJET AIRLINES LLC, a limited liability company organized and existing under the laws of the State of Delaware, U.S.A. and having its principal place of business at 11495 Navaid Road, Bridgeton, Missouri 63044 ("Lessee").

WHEREAS:

Lessee wishes to lease from Lessor and Lessor wishes to lease to Lessee the Aircraft on the terms and subject to the conditions of this Lease.

NOW THEREFORE IT IS AGREED as follows:

DEFINITIONS AND INTERPRETATION

1.1Unless the context otherwise requires, all capitalized terms used in this Lease shall have the meanings given such terms in Appendix 1 or as may otherwise be defined in this Lease.

1.2References to Articles, Sections and Appendices are to be construed as references to the articles, sections and appendices of and to this Lease and references to this Lease include the Appendices.

1.3.Words importing the plural shall include the singular and vice versa.

1.4.Reference to "Lessee", "Lessor", "Owner", "Owner Participant", "Financing Party" or any other Person shall include the successors, assigns and transferees of such Person.

1.5.The headings in this Lease are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

1.6.References to (or to any specified provision of) this Lease or any other Operative Document shall mean this Lease or such other Operative Document as in force for the time being and as amended, novated, substituted or supplemented from time to time in accordance with this Lease or such Operative Document.

1.7.References to "hereby", "herein", "hereof", "hereunder", and other like words shall refer to this Lease including, without limitation, as supplemented by the Lease Supplement.

1

Bombardier CL-600-2C10; MSN 10070

LEASE TERM; NATURE OF LEASE; SUBJECT AND SUBORDINATE TO MORTGAGE

Lease Term.

Lessor shall lease the Aircraft to Lessee for the period stated in Appendix 2A.

The Lease Term shall commence at Delivery and shall end on the Termination Date.

Nature of Lease.  At all times during the Lease Term, full legal title to the Aircraft and each Item of Equipment shall remain vested in Owner to the exclusion of Lessee, notwithstanding the delivery of the Aircraft to, and the possession and use thereof by, Lessee.  This Lease and the Lease Supplement, together, transfer to Lessee with respect to the Aircraft a leasehold interest only and Owner is the owner and lessor of the Aircraft, and Lessee is the lessee of the Aircraft, for all purposes, including for purposes of the application of all relevant laws, regulations, rules, administrative practices and policies, and all relevant financial accounting principles.

Subject and Subordinate to Existing Mortgage.  Notwithstanding any other provision hereof, this Lease and Lessee’s rights hereunder shall be subject and subordinate to all the terms of the Existing Mortgage, including, without limitation, the Security Trustee’s right to avoid this Lease in the exercise of its rights to repossession of the Airframe and any Engine under the Existing Mortgage.  Lessee agrees to and shall comply with Section 3.06 of the Existing Mortgage, shall possess and use the Aircraft subject to the limitations on possession and use applicable to Lessor under the Existing Mortgage and shall not take any action hereunder not permitted to be taken by Lessor under the Existing Mortgage.  Lessee agrees to execute and deliver such further documents (in each case in form and substance reasonably acceptable to Lessee) to effectuate a security assignment of this Lease in favor of the Security Trustee under the Existing Mortgage and such other documents and instruments as may be reasonably requested in connection therewith or to further document the subordination of this Lease as may be reasonably requested by Lessor.  The documents to be entered into by Lessee pursuant to the immediately preceding sentence (i) that are entered into prior to Delivery shall be at Lessee’s cost and expense without reimbursement or contribution from Lessor and (ii) that are entered into by Lessee at Lessor’s or the Security Trustee’s request after Delivery shall, notwithstanding anything to the contrary in the security assignment (or the notice and acknowledgment to the security assignment) indicating the same shall be performed at Lessee’s cost and expense, be subject to reimbursement by Lessor for any out-of-pocket cost and expense incurred by the Lessee (without mark-up for profit) in connection therewith.  Lessee agrees to provide its consent to the registration on the International Registry of the subordination of this Lease to the Existing Mortgage and to the filing with the FAA of the security assignment of this Lease contemplated by this Section 2.3. Lessee acknowledges that the UCC financing statement filed in respect of this Lease will be assigned to the Security Trustee. Lessee acknowledges receipt of an executed copy of the Existing Mortgage (as in effect on the date of this Lease).  Lessee further acknowledges that Lessor shall be entitled to enter into a refinancing of the Aircraft and a subsequent mortgage in connection therewith and Lessee shall cooperate with any reasonable requests made by Lessor in connection with such refinancing in accordance with Sections 25.4 and 25.5 hereof.

RENT

Agreement to Pay Rent.  As rental for the Aircraft, Lessee shall pay to Lessor Basic Rent, in advance, on each Rent Payment Date in respect of each Rent Period.

Basic Rent.  The amount of Basic Rent due and payable by Lessee for each Rent Period is set forth in paragraph 1 of Appendix 2B.  If the

2

Bombardier CL-600-2C10; MSN 10070

Delivery Date is on or after the 15th day of the calendar month, Lessee's first payment of Basic Rent due at Delivery shall include Lessee's payment of Basic Rent due and payable for the second Rent Period of the Lease Term.

Utilization Rent.   Lessee shall pay to Lessor the Utilization Rent when due in accordance with Section 13 of this Lease.

Supplemental Rent.  Lessee shall pay to Lessor, or to whomsoever shall be entitled thereto, any and all Supplemental Rent within ten (10) days after demand or such other relevant period as may be provided herein.

Obligation to Perform Unconditional.  This Lease is a net lease and Lessee's obligation to pay Rent and to perform its other Obligations shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation:

any withholding, set-off, counterclaim, recoupment, defense or other right which Lessee may have against Lessor or any other Person for any reason whatsoever (whether in connection with the transactions contemplated hereby or any other transactions), including, without limitation, any breach by Lessor of its warranties, agreements or covenants contained herein or in any of the other Operative Documents;

any defect in the title, registration, airworthiness, condition, design, operation, or fitness for use of, or any damage to or loss or destruction of, the Aircraft, or any interruption or cessation in the use or possession thereof by Lessee or any other Person for any reason whatsoever;

any Liens with respect to the Aircraft;

an Event of Loss with respect to the Aircraft or any Item of Equipment;

the invalidity or unenforceability or lack of due authorization or other infirmity of this Lease or any absence of right, power or authority of Lessor or Lessee to enter into this Lease;

any insolvency, bankruptcy, examinership, reorganization, administration, liquidation or similar proceedings affecting the enforcement of creditor's rights generally by or against Lessor or Lessee;

any other circumstance or happening of any nature whatsoever, whether or not similar to any of the foregoing; or

any imposition of Taxes.

COMMITMENT FEE; FUEL AT DELIVERY

Commitment Fee Amount.  Lessee shall pay the Commitment Fee in cash into Lessor's bank account in accordance with the provisions of paragraph 2 of Appendix 2B.

Nature of Commitment Fee.  From and after receipt by Lessor the Commitment Fee will be non-refundable and the sole, absolute and unconditional property of Lessor.

Fuel at Delivery.  Lessee shall pay Lessor for the amount of fuel onboard the Aircraft at the delivered price of such fuel at the Delivery Location on the Delivery Date.

PAYMENTS

Lessor's Account; Nature of Payments.  All payments of Rent, Commitment Fee and Utilization Rent shall be made by Lessee to Lessor's bank account identified in Appendix 2B, Section 3 or to such other account designated in writing by Lessor.  Lessee shall, together with such payment, identify the source of such payment and refer to the make, model and Manufacturer's serial number of the Aircraft.  All payments of Rent received by Lessor are the sole, absolute and unconditional property of Lessor.

Payments on Non‑Business Days.  When any payment under any Operative Document would otherwise be due to Lessor on a day that is not a Business Day, the due date for payment shall be the

3

Bombardier CL-600-2C10; MSN 10070

preceding Business Day.

Timing of Payments.  Payments due under this Lease shall be made by Lessee for credit to Lessor not later than 2:00 P.M. New York, New York, USA time on the due date.

Late Payment.  If Lessee fails to pay to Lessor any sum on its due date for payment under this Lease or any other Operative Document, including any payment of Supplemental Rent, Lessee shall pay to Lessor on demand interest on such sum from the due date up to the date of actual payment (including non-payment following the issuance of a judgment) at the Past Due Rate.

Calculation of Interest and Prorating of other Payments.

All interest payable under this Lease or any other Operative Document shall accrue from day to day and be calculated on the basis of actual days elapsed and a 360 day year.

All payments of a monthly nature under this Lease and any other Operative Document, including, but not limited to payments of Basic Rent and in respect of Utilization Rent, that accrue on a monthly basis and for which the payment due is for less than a complete month shall be prorated on a daily basis based on a month consisting of thirty (30) days.

Payments in United States Dollars.  All amounts to be paid hereunder shall be paid in Dollars, in immediately available funds.  The specification of Dollars in this transaction is of the essence and Dollars shall be the currency of account in any and all events.  The obligations of Lessee hereunder shall not be discharged by an amount paid in another currency, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on prompt conversion to Dollars and transfer to Lessor at Lessor's account under normal banking procedures does not yield the amount of Dollars owing to Lessor.  If Lessor receives an amount in respect of Lessee's liability under this Lease or if such liability is converted into a claim, proof, judgment or order in a currency other than Dollars, Lessee will indemnify Lessor, on an After-Tax Basis, as an independent obligation against any loss arising out of or as a result of such receipt or conversion.  If the amount received by Lessor, when converted into Dollars (at the market rate at which Lessor is able on the relevant date to purchase Dollars in New York with that other currency) is less than the amount owed in Dollars Lessee will, forthwith on demand, pay to Lessor an amount in Dollars equal to the deficit.  In addition, Lessee waives any right it may have in any jurisdiction to pay any amount due or to become due hereunder in a currency other than Dollars.

Retention of Certain Payments. Any amount referred to in any Operative Document which is payable to or retainable by Lessee shall not be paid to or retained by Lessee at any time when a Payment Default or an Event of Default shall have occurred and be continuing, but instead such amount shall be paid to or held by Lessor as security for the Obligations and Related Obligations to be held and applied in accordance with the provisions of this Lease.  At such time as there shall not be continuing any Payment Default or Event of Default, such amount shall be paid to Lessee to the extent not applied in accordance with the preceding sentence.  Where Lessor would, but for this Section 5.7 or any similar provision, be obliged to make any payment to Lessee, Lessor may elect in its absolute discretion to make such payment but shall be entitled to deduct or withhold from such payment any amount then due and payable but unpaid by Lessee under or in respect of the Obligations or Related Obligations.

Application of Payments.  Lessor may apply any payment received from Lessee under any Operative Document which is less than the full amount then due and owing to Lessor in respect of the Obligations or Related Obligations in such proportions, order and manner as Lessor may, in its absolute discretion, determine, notwithstanding any designation or instruction for application that may have been made by Lessee.

AIRCRAFT DELIVERY CONDITION; LESSEE'S INSPECTION

Aircraft Delivery Condition.  The Aircraft shall be delivered to Lessee by Lessor on the Delivery Date in the condition set forth in Appendix 2D.

Lessee's Inspection of Aircraft; No Lessor Liability.

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Bombardier CL-600-2C10; MSN 10070

Lessee acknowledges that in accepting the Aircraft it is relying on its own inspection and knowledge of the Aircraft and each Item of Equipment in determining whether they meet the requirements of this Lease and specifically disclaims any reliance upon any representation or assurance by Lessor or any Affiliate of Lessor or any Servicer in making such determination.  Lessee further acknowledges that Lessor will not cure any nonconformity of the Aircraft or any Item of Equipment, discovered, difficult of discovery, or undiscovered, unless both (x) the nonconformity or possibility of nonconformity and (y) Lessor's agreement to cure such nonconformity are expressed in a written instrument signed by Lessor and Lessee delivered at or before the execution and delivery of the Acceptance Certificate and Lease Supplement.  Except for any express commitment by Lessor to cure any nonconformity evidenced by a written instrument of the type described in (y) above, neither Lessor nor any Affiliate of Lessor nor any Servicer will be liable to Lessee or any other Person for any failure of the Aircraft to conform with the requirements of this Lease at the time of acceptance of the Aircraft by Lessee.

Compliance.  All representatives designated by Lessee to perform the pre-Delivery inspections of the Aircraft contemplated under this Lease shall comply with all occupational health and safety and security requirements as the same are advised by Lessor or any party acting by or through Lessor at the location of such inspections.

CONDITIONS PRECEDENT TO DELIVERY

Conditions Precedent in Favor of Lessor.  Lessor's obligation to deliver and lease the Aircraft to Lessee is subject to:

no Event of Loss having occurred with respect to the Aircraft;

no Default or Event of Default having occurred and be continuing;

there having been no material adverse change to the financial status or condition of Lessee from the date of execution of this Lease to the Delivery Date; and

the receipt by Lessor of each item identified in Appendix 5 by the date required for such item appearing therein.

Waiver or Deferral of Conditions Precedent.  If any condition precedent specified in Section 7.1 (excluding Section 7.1(a)) is not satisfied before Delivery, Lessor may, at its option, waive or defer satisfaction thereof on such terms and for such period as Lessor may determine and notify to Lessee in writing.

7.3. Conditions Precedent in Favor of Lessee: Lessee’s obligation to accept and take delivery of and lease the Aircraft from Lessor is subject to:

(a)the Aircraft being in compliance with the condition required for Delivery under this Lease; and

(b)the receipt by Lessee of each item identified in Appendix 5, PART 2 (Conditions Precedent in favor of Lessee) by the date required for such item appearing therein.

If any condition precedent specified in this Section 7.3 is not satisfied before Delivery, Lessee may, at its option, waive or defer satisfaction thereof on such terms and for such period as Lessee may determine and notify to Lessor in writing.

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Bombardier CL-600-2C10; MSN 10070

DELIVERY; EVENT OF LOSS PRIOR TO DELIVERY; RISK OF LOSS FOLLOWING DELIVERY

Delivery Location and Timing.  Lessor shall deliver the Aircraft in the condition required by this Lease to Lessee and Lessee shall accept the Aircraft under this Lease on the Scheduled Delivery Date at the Delivery Location, whereupon the Lease Term shall commence.

Event of Loss to Aircraft Prior to Delivery.  If an Event of Loss to the Aircraft occurs prior to Delivery, Lessor will notify Lessee promptly following Lessor's actual knowledge of the same and this Lease shall automatically terminate whereupon neither party will have any further liability to the other except that if Lessee has paid the Commitment Fee then Lessor will pay to Lessee the amount specified in Section 22.6.

[Intentionally Blank].

Risk of Loss to Aircraft following Delivery.  Upon Delivery, risk of loss or damage to the Aircraft shall pass to Lessee for the Lease Term.

Delay in Delivery. Lessor shall not be liable to Lessee for any delay or failure in Delivery to Lessee.

LESSEE'S REPRESENTATIONS, WARRANTIES AND COVENANTS

Lessee's Representations and Warranties.  Lessee represents and warrants to Lessor that:

Lessee is a company duly organized and validly existing under the laws of its State of Organization and has the corporate power and authority to carry on its business as it is being conducted.

Lessee has the corporate power to enter into and perform, and has taken all necessary corporate action to authorize the entry into, performance and delivery of each Operative Document and upon execution by the other parties thereto the Operative Documents will constitute the valid and legally binding and enforceable obligations of Lessee.

The execution and delivery of, the performance of its Obligations under, and compliance by Lessee with the provisions of, the Operative Documents will not (i) contravene any existing applicable law of its State of Organization or the State of Registration (or federal and other divisional governmental laws applicable therein), (ii) conflict with, or result in any breach of any of the terms of, or constitute a default under, any agreement or other instrument to which Lessee is a party or is subject or by which it or any of its property is bound, (iii) contravene or conflict with any provision of its constitutional and/or organizational documents or (iv) result in the creation or imposition of, or oblige it to create, any Lien over its undertaking or any of its assets, rights or revenues.

Except as disclosed in Appendix 8, Lessee is not in default under any material agreement to which it is a party or by which it may be bound and no litigation, arbitration or administrative proceeding is taking place or, to the best of its knowledge, pending or threatened against Lessee which could have a material adverse effect on its ability to perform its Obligations.

The financial statements of Lessee for each financial year as have been provided to Lessor prior to the date hereof have been reviewed by an independent and duly qualified U.S. certified public accounting firm and fairly and accurately present the accounts, liabilities and financial position of Lessee as at the date as of which they were prepared and the results of the operations of Lessee for the period to which they relate and do not contain any misstatement or misrepresentation of any material facts.

Other than making the filing in respect of this Lease in the State of Registration with the Aeronautics Authority and registration thereof with the IR, filing financing statements under the UCC with the Secretary of State of the State of  Delaware and possession by Lessor of the chattel paper copy of this Lease, it is not necessary, in order to ensure the legality, validity, enforceability

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Bombardier CL-600-2C10; MSN 10070

or admissibility in evidence of any Operative Document, that such Operative Document or any other instrument be notarized, filed, recorded, registered or enrolled in any court, public office or elsewhere in relation to any of the Operative Documents.

Lessee has received and complied with or will, prior to the Delivery Date, receive and comply with, each authorization required for the valid authorization, execution, delivery and performance of this Lease and each other Operative Document, the validity and enforceability hereof and thereof and the compliance, satisfaction or performance by Lessee with or of all monetary and other Obligations hereunder and thereunder and all such authorizations are, or prior to the Delivery Date will be, valid and in full force and effect.

The choice by Lessee of New York law to govern the Operative Documents and the submission by Lessee to the jurisdiction of the New York courts is valid and binding on Lessee.

In any proceedings taken in any jurisdiction in relation to any of the Operative Documents, Lessee will not be entitled to claim for itself or any of its assets immunity from suit, execution, attachment or other legal process.

Lessee has paid or caused to be paid all fees or charges assessed and due against it (or against any aircraft owned by or leased to or operated by it) by any airport or air navigation authority assessing landing or navigation fees or charges in respect of the Aircraft or any other aircraft owned by or leased to or operated by it.

No Default or Event of Default has occurred and is continuing.

With respect to Taxes:

Lessee has duly filed all Income Tax returns and all other material Tax returns that it is required by applicable Laws to file, has duly paid all Taxes stated to be due and payable in such Tax returns and has duly paid all Taxes stated to be due in any communication issued by any taxing authority other than Taxes (A) which are being contested in good faith by appropriate proceedings in accordance with applicable Law, (B) for which adequate reserves are maintained in accordance with GAAP, and (C) the contest of which does not involve any risk of criminal penalty or any reasonable possibility of any sale, forfeiture, confiscation, seizure or loss of, or the imposition of a Lien on, any Item of Equipment or any interest therein;

no Tax imposed by any Governmental Authority or other taxing authority of, or having jurisdiction in, Lessee's State of Organization or the State of Registration is (A) required to be paid by any Indemnitee as a result of the execution, delivery, performance or enforcement of, or the transactions and activities provided for or contemplated in, the Operative Documents, or (B) required to be deducted or withheld from or with respect to any amount payable by Lessee under any Operative Document; and

no Indemnitee is required to give any notice to, make any registration with, or file any document or information with, any Governmental Authority or other taxing authority of, or having jurisdiction in, Lessee's State of Organization or the State of Registration with respect to Taxes by reason of the execution, delivery, performance or enforcement of the Operative Documents.

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Bombardier CL-600-2C10; MSN 10070

Application of Representations and Warranties; Survival.  Each representation and warranty set out in Section 9.1 shall survive the execution hereof and the delivery of the Aircraft and shall be deemed to be repeated on the Delivery Date by reference to the facts and circumstances existing on such date.

Lessee's General Covenants.  Lessee covenants to Lessor that it will:

preserve and maintain (i) its corporate existence and (ii) all of its rights, privileges and franchises in every jurisdiction in which the character of the property owned or the nature of the business transacted by it makes licensing or qualification necessary;

pay or cause to be paid (i) all Taxes required by applicable Laws to be paid by it (whether such Taxes are imposed upon it or upon its income and profits or upon any property belonging to it or otherwise) prior to the date on which any penalty accrues, except Taxes which it is contesting in good faith by appropriate proceedings provided that such contest does not involve any risk of criminal penalty or any reasonable possibility of sale, forfeiture, confiscation, seizure or loss of, or the imposition of any Lien on, any Item of Equipment or any interest therein, and (ii) all other lawful claims which, if not paid, are reasonably likely to result in the imposition of a Lien upon its property or upon the Aircraft or any part thereof;

remain duly qualified to operate the Aircraft under applicable Law;

maintain in full force and effect all governmental consents, licenses, authorizations, approvals, declarations, filings and registrations obtained or effected in connection with this Lease and every document or instrument contemplated hereby and to take all such additional action as may be proper or advisable in connection herewith or therewith.  Lessee further undertakes to timely obtain or effect any new or additional governmental consents, licenses, authorizations, approvals, declarations, filings or registrations as may become necessary for Lessee's performance of its Obligations;

not cause, permit or suffer, directly or indirectly, any Change of Control without the prior written consent of Lessor; provided however Lessor’s consent shall not be required in respect of any change of control where United has consented in writing to such Change of Control and, following such Change of Control, Lessee does not have a tangible net worth less than Lessee's tangible net worth immediately prior to the consummation of the Change of Control, each as demonstrated to Lessor to its satisfaction not less than five (5) Business Days prior to Lessee consummating such Change of Control transaction;

notify Lessor of any change to Lessee's registered office, principal place of business or chief executive office not more than thirty (30) days following such change;

not (i) voluntarily suspend its certificated operations of the Aircraft or its fleet (except as may be required in response to a pandemic, epidemic or quarantine); or (ii) permit to be revoked, canceled or otherwise terminated, whether by act or omission, all or substantially all of the franchises, concessions, permits, rights or privileges required for the conduct of business and operations of Lessee or the free and continued use and exercise thereof;

pay promptly when due all navigation and en-route charges and all other charges payable by Lessee for the use of or services provided at any airport, whether in respect of the Aircraft or any other aircraft in Lessee's fleet;

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Bombardier CL-600-2C10; MSN 10070

not represent or hold out Owner, Lessor (if not Owner), any Financing Party or any Affiliate of the foregoing as carrying goods or passengers on the Aircraft or being in any way connected to operation of the Aircraft; and

If any items delivered to Lessor in connection with this Lease are required by this Lease to have a validity and effectiveness for the Lease Term, but have or are of a duration or effectiveness that is for less than the Lease Term when originally delivered, cause replacements, extensions or supplements thereof to be timely delivered to Lessor during the Lease Term to ensure that Lessor maintains at all times during the Lease Term the benefits initially afforded by such items and the continued effectiveness and validity of the same for the Lease Term.

LESSOR'S REPRESENTATIONS, WARRANTIES AND COVENANTS; DISCLAIMERS

General Representations and Warranties of Lessor.  Lessor represents and warrants to Lessee that:

Lessor is a company duly organized and validly existing under the laws of its State of Organization and has the corporate power and authority to carry on its business as it is being conducted;

Lessor has the corporate power to enter into and perform, and has taken all necessary corporate action to authorize the entry into, performance and delivery of each Operative Document to which it is a party and upon execution by the other parties thereto the Operative Documents to which it is a party will constitute its valid and legally binding and enforceable obligations;

the execution and delivery of, the performance of its obligations under, and compliance by Lessor with the provisions of, the Operative Documents to which it is a party will not (i) contravene any existing applicable law of its State of Organization (or federal and other divisional governmental laws applicable therein), (ii) conflict with, or result in any breach of any of the terms of, or constitute a default under, any agreement or other instrument to which Lessor is a party or is subject or by which it or any of its property is bound, or (iii) contravene or conflict with any provision of its constitutional and/or organizational documents; and

Lessor has received and complied with or will, prior to the Delivery Date, receive and comply with, each authorization required for the valid authorization, execution, delivery and performance of this Lease and each other Operative Document to which Lessor is a party and the validity and enforceability hereof and thereof.

Covenant of Quiet Enjoyment. This Lease is subject and subordinate to the terms of the Existing Mortgage as set forth in Section 2.3.  Expressly subject to Section 2.3 and the rights of the Financing Parties under the Existing Mortgage and any other financing documents relating to the Existing Financing, Lessor covenants that so long as an Event of Default shall not have occurred and be continuing, Lessee shall quietly enjoy the Aircraft without interference by Lessor or by any Person (other than the Financing Parties in relation to the Existing Mortgage and Existing Financing) lawfully claiming by or through Lessor.  The exercise by Lessor of its rights under this Lease or any other Operative Document shall not constitute a breach of this Section 10.2.

Disclaimer; Waiver of Warranties; Waiver of Remedies.

LESSEE AGREES THAT UPON LESSEE’S ACCEPTANCE AT DELIVERY OF THE AIRCRAFT AND EACH ITEM OF EQUIPMENT, SUCH DELIVERY SHALL BE "AS-IS, WHERE-IS".  LESSEE ACKNOWLEDGES AND AGREES THAT NO INDEMNITEE HAS, OR SHALL BE DEEMED TO HAVE MADE, (WHETHER BY VIRTUE OF HAVING LEASED THE AIRCRAFT UNDER THIS LEASE, OR HAVING ACQUIRED THE AIRCRAFT, OR

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Bombardier CL-600-2C10; MSN 10070

HAVING DONE OR FAILED TO DO ANY ACT, OR HAVING ACQUIRED OR FAILED TO ACQUIRE ANY STATUS UNDER OR IN RELATION TO THIS LEASE OR OTHERWISE), AND LESSOR, FOR ITSELF AND FOR EACH INDEMNITEE, HEREBY SPECIFICALLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE (EXCEPT AS HEREIN BELOW PROVIDED), AIRWORTHINESS, CONDITION, DESIGN, OPERATION, MERCHANTABILITY, FREEDOM FROM CLAIMS OF INFRINGEMENT OR THE LIKE, OR FITNESS FOR USE FOR A PARTICULAR PURPOSE OF THE AIRCRAFT, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP OF THE AIRCRAFT, THE ABSENCE THEREFROM OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE OR CAPABLE OF DISCOVERY, OR AS TO ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED (INCLUDING ANY IMPLIED WARRANTY ARISING FROM A COURSE OF PERFORMANCE OR DEALING OR USAGE OF TRADE), WITH RESPECT TO THE AIRCRAFT; AND LESSEE HEREBY WAIVES, RELEASES, RENOUNCES AND DISCLAIMS EXPECTATION OF OR RELIANCE UPON ANY SUCH WARRANTY OR WARRANTIES.  NO INDEMNITEE SHALL HAVE ANY RESPONSIBILITY OR LIABILITY TO LESSEE OR ANY OTHER PERSON, WHETHER ARISING IN CONTRACT OR TORT OUT OF ANY NEGLIGENCE OR STRICT LIABILITY OF LESSOR OR OTHERWISE, FOR (i) ANY LIABILITY, LOSS OR DAMAGE CAUSED OR ALLEGED TO BE CAUSED DIRECTLY OR INDIRECTLY BY THE AIRCRAFT OR ANY ITEM OF EQUIPMENT OR BY ANY INADEQUACY THEREOF OR DEFICIENCY OR DEFECT THEREIN OR BY ANY OTHER CIRCUMSTANCE IN CONNECTION THEREWITH, (ii) THE USE, OPERATION OR PERFORMANCE OF THE AIRCRAFT OR ANY RISKS RELATING THERETO, (iii) THE DELIVERY OR DELAY IN DELIVERY OF THE AIRCRAFT, OR (iv) THE OPERATION, SERVICING, MAINTENANCE, REPAIR, IMPROVEMENT OR REPLACEMENT OF THE AIRCRAFT OR ANY ITEM OF EQUIPMENT.  THE WARRANTIES AND REPRESENTATIONS SET FORTH IN SECTION 10.1 ARE EXCLUSIVE AND IN LIEU OF ALL OTHER REPRESENTATIONS OR WARRANTIES WHATSOEVER, EXPRESS OR IMPLIED, AND NO INDEMNITEE SHALL BE DEEMED TO HAVE MADE ANY OTHER WARRANTIES.

LESSEE REPRESENTS TO LESSOR THAT LESSEE HAS USED ITS OWN JUDGMENT IN SELECTING THE AIRCRAFT AND HAS DONE SO BASED ON ITS SIZE, DESIGN AND TYPE.  LESSEE ACKNOWLEDGES THAT THE RENT AND OTHER AMOUNTS HAVE BEEN CALCULATED HAVING DUE REGARD FOR THE PROVISIONS OF THIS SECTION 10.3.

LESSEE HEREBY AGREES THAT ITS ACCEPTANCE OF THE AIRCRAFT AT DELIVERY AND ITS EXECUTION AND DELIVERY OF THE ACCEPTANCE CERTIFICATE CONSTITUTE LESSEE'S WAIVER OF THE WARRANTY OF DESCRIPTION, ANY CLAIMS LESSEE MAY HAVE AGAINST LESSOR BASED UPON THE FAILURE OF THE AIRCRAFT TO CONFORM WITH SUCH DESCRIPTION AND ANY AND ALL RIGHTS IT MAY HAVE UNDER APPLICABLE LAW. EVEN IF AT ANY TIME THE FAILURE OF THE AIRCRAFT TO CONFORM TO SUCH DESCRIPTION SUBSTANTIALLY IMPAIRS THE VALUE AND UTILITY OF THE AIRCRAFT AND EITHER (1) LESSEE ACCEPTED THE AIRCRAFT BASED ON A REASONABLE ASSUMPTION THAT THE NONCONFORMITY WOULD BE CURED AND IT WAS NOT CURED WITHIN THE TIME PROVIDED OR, IF NOT PROVIDED, WITHIN A

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Bombardier CL-600-2C10; MSN 10070

REASONABLE PERIOD OF TIME OR (2) LESSEE ACCEPTED THE AIRCRAFT WITHOUT DISCOVERING THE NONCONFORMITY BUT LESSEE'S ACCEPTANCE OF THE AIRCRAFT WAS REASONABLY INDUCED EITHER BY AN INDEMNITEE'S ASSURANCES OR BY THE DIFFICULTY OF DISCOVERING ANY DEFECT PRIOR TO ACCEPTANCE, LESSEE AGREES NOT TO LOOK TO ANY INDEMNITEE FOR DAMAGES OR RELIEF ARISING OUT OF THE FAILURE OF THE AIRCRAFT TO CONFORM TO SUCH DESCRIPTION.

DELIVERY BY LESSEE TO LESSOR OF THE ACCEPTANCE CERTIFICATE WILL BE CONCLUSIVE PROOF AS BETWEEN LESSOR AND LESSEE THAT LESSEE HAS EXAMINED AND INVESTIGATED THE AIRCRAFT, INCLUDING THE ENGINES AND THE AIRCRAFT DOCUMENTS AND THAT EACH IS IN THE CONDITION REQUIRED HEREUNDER AND WITHOUT DEFECT, EXCEPT AS SPECIFICALLY SET FORTH IN SUCH CERTIFICATE, (WHETHER OR NOT DISCOVERABLE OR DIFFICULT OF DISCOVERY AT DELIVERY) AND IS OTHERWISE IN EVERY WAY SATISFACTORY TO LESSEE.

LESSEE HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS WHICH IT MAY NOW HAVE OR WHICH AT ANY TIME HEREAFTER MAY BE CONFERRED UPON IT, BY STATUTE OR OTHERWISE, TO SUSPEND ITS PERFORMANCE HEREUNDER OR TO TERMINATE, CANCEL, QUIT OR SURRENDER THIS LEASE.  EACH PAYMENT OF RENT MADE BY LESSEE TO LESSOR SHALL BE ABSOLUTE AND FINAL AND LESSEE SHALL NOT HAVE ANY RIGHT TO AND WILL NOT SEEK TO RECOVER ANY PART OF SUCH PAYMENT FROM LESSOR FOR ANY REASON WHATSOEVER, EXCEPT FOR NEGLIGENCE OR MANIFEST ERROR IN THE CALCULATION OF THE AMOUNT OR REMITTANCE OF SUCH PAYMENT.  LESSEE'S COVENANTS AND PROMISES IN THIS LEASE ARE IRREVOCABLE AND INDEPENDENT UPON DELIVERY HEREUNDER, AND NONE OF SUCH COVENANTS OR PROMISES IS SUBJECT TO CANCELLATION, TERMINATION, MODIFICATION, REPUDIATION, EXCUSE, OR SUBSTITUTION WITHOUT LESSOR'S CONSENT OR THE CONSENT OF SUCH OTHER PERSON IN WHOSE FAVOR THE COVENANT OR PROMISE RUNS.  LESSEE AGREES THAT ITS ONLY RIGHT WITH RESPECT TO A DEFAULT BY LESSOR UNDER THIS LEASE IS, AFTER COMPLYING WITH ITS OBLIGATIONS UNDER THIS LEASE, TO MAKE A CLAIM AGAINST LESSOR FOR ACTUAL DAMAGES RESULTING DIRECTLY FROM SUCH DEFAULT AND LESSEE HEREBY WAIVES ANY OTHER RIGHTS OR REMEDIES IT MAY HAVE UNDER ARTICLE 2A (UNIFORM COMMERCIAL CODE—LEASES) OF THE NEW YORK UNIFORM COMMERCIAL CODE OR OTHERWISE.

DISCLAIMER AND WAIVER OF INCIDENTAL, CONSEQUENTIAL, SPECIAL AND PUNITIVE DAMAGES.  LESSEE AGREES THAT IT SHALL NOT BE ENTITLED TO RECOVER, AND HEREBY DISCLAIMS AND WAIVES ANY RIGHT THAT IT MAY OTHERWISE HAVE TO RECOVER, (i) INCIDENTAL, CONSEQUENTIAL, SPECIAL AND PUNITIVE DAMAGES, AND/OR (ii) DAMAGES IN CONNECTION WITH ANY INTERRUPTION OF SERVICE, LOSS OF BUSINESS OR ANTICIPATED PROFITS AS A RESULT OF ANY BREACH OR ALLEGED BREACH BY LESSOR OF ANY OF THE AGREEMENTS, REPRESENTATIONS OR WARRANTIES OF LESSOR CONTAINED IN THIS LEASE OR ANY OPERATIVE DOCUMENTS.

NO DUTY OF INDEMNITEES TO INSPECT, ETC.  NO INDEMNITEE SHALL HAVE ANY DUTY OR

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Bombardier CL-600-2C10; MSN 10070

OBLIGATION TO DETERMINE WHETHER ANY ITEM OF EQUIPMENT IS REQUIRED TO BE OVERHAULED OR MAINTAINED, OR TO OBSERVE OR INSPECT THE OVERHAUL OR MAINTENANCE OF ANY ITEM OF EQUIPMENT OR TO CONFIRM OR VERIFY THE FITNESS OR QUALIFICATION OF LESSEE OR ANY APPROVED MAINTENANCE ORGANIZATION TO PERFORM ANY MAINTENANCE TO ANY ITEM OF EQUIPMENT AND NO INDEMNITEE SHALL INCUR ANY LIABILITY OR OBLIGATION IN CONNECTION WITH THE FOREGOING OR BY REASON OF THE FAILURE OF ANY ITEM TO BE PROPERLY MAINTAINED OR BY REASON OF ANY INDEMNITEE'S ELECTION TO OBSERVE OR INSPECT OR NOT TO OBSERVE OR INSPECT ANY MAINTENANCE CHECK OR OTHER MAINTENANCE OF ANY ITEM OF EQUIPMENT PERFORMED DURING THE LEASE TERM.

10.6 LESSEE DISCLAIMER. BASED UPON AND IN RELIANCE ON THE FINANCIAL STATEMENTS PROVIDED AND OTHER REPRESENTATIONS MADE BY LESSEE PURSUANT TO SECTION 9.1 AND SUCH OTHER INFORMATION THAT LESSEE PROVIDED TO LESSOR PRIOR TO THE DATE HEREOF (AND, FURTHER, PROVIDED LESSEE HAS NOT FAILED TO DISCLOSE TO LESSOR ANY MATERIAL MATTERS OR MADE ANY MISSTATEMENTS OR MISREPRESENTATIONS OF MATERIAL FACTS), LESSOR ACKNOWLEDGES THAT IT IS MAKING ITS OWN, INDEPENDENT JUDGMENT CONCERNING LESSEE'S FINANCIAL POSITION. FURTHER LESSOR ACKNOWLEDGES THAT LESSOR HAS PERFORMED AT OR PRIOR TO DELIVERY SUCH DUE DILIGENCE INQUIRY THAT HAS FULLY SATISFIED LESSOR AND THAT LESSOR IS ENTERING INTO THIS LEASE WITH SUCH KNOWLEDGE AS LESSOR DEEMS SUFFICIENT IN ALL RESPECTS.

GENERAL OPERATION OF THE AIRCRAFT

General Operation.  Lessee will:

comply with the Law in any country or jurisdiction which may for the time being be applicable to the Aircraft and its use, maintenance and operation, including but not limited to the holding of all certificates, licenses, permits, authorizations and regulations, and take all reasonable steps to ensure that the Aircraft is not used for any illegal purpose;

not use any Item of Equipment in any manner contrary to:

any Manufacturer's operating manuals or instructions, or in violation of any airworthiness certificate or registration relating thereto; or

any recommendation of the Manufacturer of such Item of Equipment, or regulation of the Aeronautics Authority or for any purpose for which the Aircraft is not designed or reasonably suitable;

ensure that all personnel directly or indirectly employed by it in connection with the operation and maintenance of the Aircraft have the qualifications and hold the licenses required by the Aeronautics Authority and applicable Law;

use the Aircraft solely in commercial passenger and cargo (provided such cargo is carried exclusively in the cargo compartments of the Aircraft) operations for which Lessee is duly authorized by the Aeronautics Authority and under applicable Law and from a base located within the State of Registration;

not utilize the Aircraft for purposes of training, qualifying or re-confirming the status of cockpit personnel except for the benefit of Lessee's cockpit personnel, and then only if the use of

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Bombardier CL-600-2C10; MSN 10070

the Aircraft for such purpose is not disproportionate to the use for such purpose of other similar model aircraft within Lessee's fleet of aircraft; and

obtain and maintain in full force and effect all certificates, licenses, permits and authorizations required for the making of payments required by, and the compliance by Lessee with its other Obligations under, this Lease.

Insured Operations.  Lessee will not use or locate or permit the Aircraft or any Item of Equipment to be used or located in any manner, for any purpose or at any location which is not covered by the insurance policies and the scope of coverage Lessee is required to carry and maintain as set forth in this Lease.  Lessee will not carry any goods of any description excepted or exempted from such policies or do any other act or permit to be done anything which could reasonably be expected to invalidate or limit any such insurance policy or coverage provided thereunder.

Carriage of Goods.  Lessee shall not use the Aircraft for the carriage of:

whole animals living or dead except in compliance with I.A.T.A. regulations;

cargo to the extent forbidden pursuant to Section 2 (Limitations) of the I.A.T.A. Dangerous Goods Regulations, as revised, from time to time;

nuclear fuels or waste, illegal drugs, controlled substances or the like or any other goods, materials or items of cargo which are prohibited by Law or regulation; or

any other cargo which (i) could reasonably be expected to cause damage to the Aircraft or (ii) the carriage of which might cause damage that would not be adequately covered by insurance.

Operational Expenses.  Lessee shall pay or procure payment of all expenses incurred in the operation of the Aircraft during the Lease Term including, without limitation, expenses of flight crews, cabin personnel, fuel, oil, lubricants, maintenance, insurance, landing and navigation fees, airport charges, passenger service and any and all other expenses or claims of any kind or nature incurred during the Lease Term, arising directly or indirectly in connection with or related to the use, movement, operation, storage or location of the Aircraft or any Item of Equipment.  The obligations of Lessee under this Section 11.4 arising prior to any cancellation, termination or expiration of the Lease Term shall continue in full force and effect, notwithstanding such cancellation or termination (whether arising out of an Event of Default or otherwise) or expiration, and shall be enforceable by Lessor.

Compliance with Laws.  Lessee will:

not cause or permit the Aircraft to proceed to, or remain at, any location to the extent then prohibited by a prohibition order or restriction of applicable Law (or any similar order, regulation or directive) by any Governmental Authority of the State of Registration or Lessee's, Lessor's or Owner's State of Organization or any Governmental Authority of the country in which such location is situated; and

not use or permit the use of the Aircraft or any Item of Equipment with, for or on behalf of any Person:

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Bombardier CL-600-2C10; MSN 10070

whose property or interests in property are blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 24, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) (as the same is in effect during the Lease Term);

in violation of the United States Bank Secrecy Act, as amended, or any applicable regulations thereunder;

contrary to any of the sanctions programs administered by the Office of Foreign Assets Control of the United States Department of Treasury ("OFAC"), any regulations promulgated thereunder by OFAC or under any affiliated or successor governmental or quasi-governmental office, bureau or agency, or any enabling legislation or executive order relating thereto (ref: www.ustreas.gov/offices/enforcement/ofac/);

on the list of "Specially Designated Nationals" and "Blocked Persons" or subject to the limitations or prohibitions under any OFAC regulation or executive order, as the same are amended from time to time;

who is the subject of a United Nations sanction or whose assets have been frozen by enabling legislation of the same in the State of Registration or Lessee's State of Organization; or

who is the subject of or which use is contrary to any Laws similar to or consistent with the foregoing clauses (i) through (v) as the same are enacted in the Lessee's State of Organization or the State of Registration;

as any or all of the same are amended or supplemented from time to time, and including any successor Laws as the same are enacted from time to time.

MAINTENANCE, MODIFICATION AND OPERATION OF THE AIRCRAFT

General.  Lessee, at its own expense subject where applicable to Lessor’s contribution toward the cost of performance of Qualifying Maintenance pursuant to Appendix 2F, shall cause the Aircraft and each Item of Equipment to be serviced, repaired, overhauled, tested and maintained:

in accordance with the Maintenance Program and the applicable Manufacturer's Repair Manuals including, without limitation, the Manufacturer's recommended corrosion prevention and control program for the Aircraft;

so as to keep each such Item in as good operating condition and appearance as when delivered to Lessee hereunder, ordinary and reasonable wear and tear excepted;

in compliance with all Manufacturers' service bulletins designated by such Manufacturer as either (x) an alert service bulletin or (y) a mandatory service bulletin, either of which by their terms (i) is applicable to the respective Item of Equipment and (ii) specify compliance during the Lease Term;

in compliance with all other Manufacturer's service bulletins which require compliance in order to maintain the validity of warranties; and

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in compliance with all Airworthiness Directives which by the terms of each such AD require compliance during the Lease Term and which shall be accomplished in strict accordance with such AD and without application or utilization of any alternate method of compliance.

Accomplishment of Tasks and Repairs.  Lessee shall cause, at its expense, all Tasks to be accomplished on the Aircraft as they become due, with no discrimination toward the Aircraft with respect to any maintenance accomplished on similar model aircraft within Lessee's fleet of aircraft.  To the extent that the Maintenance Program permits certain Tasks to be accomplished on a sampling basis, Lessee nevertheless shall accomplish on the Aircraft all such Tasks that, by the terms of such Tasks, are applicable to the Aircraft. Any damage, defects or corrosion discovered during the Lease Term shall be repaired in accordance with the applicable Manufacturer's Repair Manual approved procedures at the sole expense of Lessee, and Lessee shall obtain Required Approval with respect to any repairs or modifications accomplished during the Lease Term which have not been approved by the Manufacturer and the Certificating Authority in addition to any approval received by Lessee from the Aeronautics Authority with respect to any such repairs or modifications.

Information on Maintenance.  Lessee, at its cost and expense, shall furnish Lessor, at such times during the Lease Term as Lessor shall reasonably request, copies of records maintained relating to the Aircraft, with a certificate signed by an officer of Lessee affirming that all the maintenance work represented by such records was accomplished by an Approved Maintenance Organization and that the maintenance work represented by such records was performed in compliance with the terms of this Lease.

Aircraft Documents in English Language.  Lessee, at its cost and expense, shall maintain all Aircraft Documents in the English language, including Aircraft Documents required by the applicable Aeronautics Authority and Certificating Authority to be maintained in respect of each Item of Equipment, and promptly furnish to Lessor upon Lessor's request such information as may be required to enable Lessor to file any reports required to be filed with any Governmental Authority because of Owner's ownership of the Aircraft.

Originals.  All Aircraft Documents, including records and documentation of maintenance accomplished on the Aircraft and any Item of Equipment shall be retained by Lessee until the Termination Date, at which time all records and Aircraft Documents shall be returned to Lessor in original (not duplicate) form.

Performance of Maintenance.  All Maintenance Checks shall be accomplished only at Approved Maintenance Organizations which shall be approved by Lessor in writing prior to the commencement of such Maintenance Check, such approval not to be unreasonably withheld.  All other maintenance on the Aircraft will be performed by Lessee using personnel that are approved and appropriately certified by the Aeronautics Authority to perform such maintenance.

Alterations, Modifications and Additions.

Required Alterations, Modifications and Additions.  Lessee, at its own cost and expense, shall make such alterations, modifications and additions to the Aircraft and any Items of Equipment as may be required from time to time to comply with:

all Manufacturers' service bulletins designated by such Manufacturer as either (x) an alert service bulletin or (y) a mandatory service bulletin, either of which by their terms (1) is applicable to the respective Item of Equipment and (2) specify compliance during the Lease Term;

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Airworthiness Directives which by the terms of each such AD require compliance during the Lease Term and which shall be performed in strict accordance with such AD and without application or utilization of any alternate method of compliance; and

all Laws and regulations of the Aeronautics Authority and Certificating Authority which require compliance during the Lease Term.

Discretionary Alterations, Modifications and Additions.  Except as set forth in the preceding clause (a) and except for such alterations, modifications and additions as are required to reconfigure the Aircraft to be in a CRJ550 configuration (which configuration change shall be at Lessee’s sole cost and expense and the workscope for which has been approved by United Airlines), Lessee shall not make any alteration, modification or addition to the Aircraft or any Item of Equipment (including, but not limited to, galleys, lavatories, avionics or Engines) without the prior written consent of Lessor.

Removed Items – Title and Risk of Loss.  Notwithstanding the provisions of Sections 12.8 and 12.9, title to any and all Items of Equipment removed from the Aircraft in accordance with the Lessor’s consent given under Section 12.7(b) or the reconfiguration of the Aircraft to a CRJ550 configuration pursuant to Section 12.7(b) shall remain with Owner and risk of loss or damage to the same shall remain with Lessee during the Lease Term and Lessee shall keep, store and maintain the same in accordance with Manufacturer's repair manual requirements and standard industry practice for reinstallation on the Aircraft in accordance with the following clause (d) (or for return to Lessor on the Termination Date, at Lessee’s cost and expense, if Lessor has provided the written notice contemplated by the following clause (d) to the effect that Lessee is not required to de-modify the Aircraft at Return).

De-Modification of Aircraft.  At Return, unless Lessor has provided contrary written notice to Lessee at least thirty (30) days prior to the Scheduled Termination Date, Lessee shall be required to de-modify the Aircraft from being a CRJ550 and restore the Aircraft to the condition and configuration it was in upon Delivery. Lessee shall be solely responsible for all costs and expenses of the de-modification and restoration of the Aircraft in accordance with the Section 12.7(d) except that Lessor shall pay any fees charged by the Manufacturer of the Airframe in respect of the completion and issuance by said Manufacturer of the paper work recertifying the Aircraft to the configuration it was in upon Delivery.

Replacement of Parts.  Lessee, at its own cost and expense, shall promptly replace all Parts which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever.  In addition, in the ordinary course of maintenance, service, repair, overhaul or testing, Lessee may remove any Part, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use; provided that Lessee shall as promptly as practicable either reinstall such Part or replace such Part pursuant to the terms of this Article 12.  Each replacement part prior to installation in the Aircraft or any Item of Equipment:

shall be free and clear of all Liens;

shall be in as good operating condition and shall have a value, utility, maintenance, modification and repair status at least equal to the Part replaced, assuming such replaced Part was in the condition and repair status required to be maintained by the terms hereof;

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shall have documentation certifying compliance with all applicable Certificating Authority and Aeronautics Authority requirements, including, without limitation:

if applicable, a Certificating Authority Form and, if not indicated on such form, a teardown report indicating time since Overhaul and a description of work accomplished with respect to such part by an Approved Maintenance Organization;

Overhaul records;

documentation of modification status and compliance with Airworthiness Directives; and

any other appropriate documentation applicable to the maintenance and repair status of such part; and

shall:

have the same part number (except to the extent the Manufacturer has superseded the part number of such Part, and in such an event the superseding part number shall be an acceptable alternate pursuant to the Manufacturer's Repair Manual or a Required Approval) and be of the same Manufacturer as the replaced Part;

with respect to Time Controlled Parts, have not accumulated more time since new (and time since Overhaul if such replaced Part has previously been Overhauled) than that of the replaced Part.

Title to Parts.

Parts Replacement in Connection with Maintenance.  Any Part removed from the Airframe or any Item of Equipment shall remain the property of Owner and subject to this Lease, no matter where located, until such time as such Part shall be replaced by a part which has been incorporated or installed in or attached to the Aircraft or an Item of Equipment pursuant to the requirements for replacement parts specified in Section 12.8 and title to such replacement part has been vested in Owner.  Except as set forth in Section 12.10, immediately upon any replacement part becoming incorporated, installed or attached to the Aircraft or an Item of Equipment as provided above, such part shall become the property of Owner, title to such replacement part shall immediately vest in Owner and such replacement part shall become subject to this Lease and be deemed a Part for all purposes hereof to the same extent as the Part which it has replaced.  Once the replacement part has become subject to this Lease, title to the Part so replaced shall immediately vest in Lessee.

Parts Replacement in Connection with Discretionary Alterations, etc.  So long as no Event of Default shall have occurred and be continuing, at any time during the Lease Term, Lessee may remove any Part from an Item of Equipment that was installed with Lessor’s consent pursuant to Lessee's accomplishment of an alteration, modification or addition pursuant to Section 12.7(b), provided that:

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such Part is in addition to and not in replacement of or in substitution for, any Part originally incorporated or installed in or attached to such Item at the time of delivery thereof hereunder or any Part in replacement of, or substitution for, any such original Part;

such Part is not required to be incorporated or installed in or attached or added to such Item of Equipment pursuant to the terms hereof and is not required to be installed on or attached to such Item of Equipment by the Aeronautics Authority or the Certificating Authority in order to maintain the airworthiness certification of the Aircraft for passenger operation; and

such Part can be removed from such Item without diminishing or impairing the value, utility or airworthiness which such Item would have had at such time had such alteration, modification or addition not occurred.

Upon removal of any such Parts, Lessee shall restore the area where such Part was removed so that it is in the condition it would have been had such Part not been installed, assuming such condition was in compliance with the terms of this Lease, and so that such removal is undetectable.  Title to any Part not removed by Lessee as above provided prior to the return of the respective Item of Equipment to Lessor hereunder shall remain vested in Owner.

Temporary Replacement of Parts.  Provided no Event of Default has occurred and is continuing, at any time during the Lease Term, any Part incorporated or installed in or attached or added to any Item of Equipment may be replaced temporarily with a part which does not satisfy the requirements of Section 12.8; provided that there shall not have been available to Lessee at the time and in the place that such substitute or replacement part was required to be installed on the Airframe or Engine a replacement part complying with the requirements of Section 12.8;

it would have resulted in an unreasonable disruption of the operation of the Aircraft and/or the business of Lessee as an airline to have grounded the Aircraft until such time as a replacement part complying with the requirements of Section 12.8 became available for installation on the Aircraft; and

as soon as practicable after installation of the same on the Airframe or Engine (and in any event no later than the earliest to occur of (i) thirty (30) days following such installation, (ii) the Scheduled Termination Date or (iii) the Termination Date) Lessee shall remove any such part not complying with the requirements of Section 12.8 and replace the same with a part complying with such requirements.

Upon the replacement by Lessee of any such non-conforming part pursuant to the foregoing clause (c), title to such replacement part shall, without further act, vest in Owner and such part shall be deemed a Part hereunder.

Exchanging Parts.  Any Part removed from the Aircraft or any Item of Equipment in the course of performance of maintenance on the same may be subjected by Lessee to normal exchanges customary in the airline industry in the ordinary course of Lessee's business provided that (x) the parts replacing such removed Parts are incorporated, installed in or attached to the Aircraft or such Item of Equipment promptly following the removal of such Parts, and (y) all applicable requirements of the Aeronautics Authority and

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Bombardier CL-600-2C10; MSN 10070

the Certificating Authority shall be adhered to with respect to all such Parts being incorporated, installed, or attached, whether or not such Part was originally removed from the Aircraft or any Item of Equipment or is a replacement for any such removed Part.  Lessee shall, whether or not such exchanged part is owned by Lessee at the time such exchange is completed, comply or ensure the continued compliance with the requirements of Sections 12.8, 12.9 and 12.10 as applicable prior to installation of the same into the Aircraft or any Item of Equipment.

Temporary Attachment and Removal of Engines.

Installation of Other Engines.

In the regular course of performance of Lessee's Obligations under this Lease, Lessee may temporarily remove an Engine from the Airframe and install an engine on the Airframe, which engine is owned by Lessee or which is subject to a lease, conditional sale agreement, trust indenture or other security agreement, provided that such other engine is (x) free and clear of all Liens except the rights of the parties to the lease or conditional sale or other security agreement covering such engine and as the same are otherwise permitted to exist and are of the type permitted pursuant to Section 17.6, and (y) Lessee, or if Lessee is not the owner of the engine, the lessor, conditional seller, indenture trustee or secured party of any such engine agrees in writing in a form satisfactory to Lessor that it will not acquire or claim, as against Lessor, any right, title or interest in or any adverse right, title or interest to the Airframe or any Item of Equipment as the result of any such engine being installed on the Airframe If any of the respective interests of Lessor, Owner or any relevant Financing Party in any Item of Equipment is impaired or otherwise adversely affected by virtue of installation of such engine on the Airframe, Lessee shall promptly remove such engine from the Airframe, failing which such impairment or adverse effect will be deemed an Event of Default pursuant to Section 23(l) of Appendix 2H.

If Lessee shall have received from the lessor, conditional seller, indenture trustee or secured party of any engine leased to Lessee or owned by Lessee subject to a conditional sale or other security agreement a written agreement complying with Section 12.12(a)(i) hereof (which agreement may be contained in the lease, conditional sale or security agreement relating to such engine), Lessor hereby acknowledges and agrees (and shall procure that Owner and any relevant Financing Party shall acknowledge and agree) for the benefit of such lessor, conditional seller, indenture trustee or secured party that none of Lessor, Owner or any relevant Financing Party will acquire or claim, as against such lessor, conditional seller, indenture trustee or secured party, any interest in any such engine as the result of such engine being installed on the Airframe at any time while such engine is subject to such lease, conditional sale or security agreement and owned by such lessor or seller or subject to a security interest in favor of such secured party.

Lessee shall comply with the requirements of Section 19.4(c) for as long as such engine is installed on the Airframe and the engine shall be removed from the Airframe and the removed Engine reinstalled on the Airframe upon the occurrence and continuation of a Default or an Event of Default, but in any event, not later than the Termination Date.

Installation of Engines on other Airframes.  Provided no Default or Event of Default has occurred and is continuing, Lessee may install an Engine removed from the Airframe on any other

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Bombardier CL-600-2C10; MSN 10070

airframe of the same type leased by Lessor to Lessee and operated by Lessee and (i) Lessee shall comply with the requirements of Section 19.4 for as long as such Engine is installed on such other airframe and (ii) such Engine shall be removed from such other airframe and reinstalled on the Airframe upon the occurrence and continuation of a Default or an Event of Default, but in any event, not less than sixty (60) days prior to the Scheduled Termination Date.

UTILIZATION RENT

Utilization Rent. Lessee shall make payments to Lessor in respect of the Utilization Rent in accordance with Appendix 2C, on a monthly basis, within ten (10) days following the last day of each Rent Period, with the first payment due ten (10) days following the first Rent Payment Date occurring after Delivery; provided that Lessee's final payment in respect of Utilization Rent shall be made on the Termination Date.  All payments of Utilization Rent received by Lessor are the sole and absolute property of Lessor.  For the avoidance of doubt, Lessor shall not be required to provide an invoice to Lessee in respect of any Utilization Rent.

Discrepancies.  If Lessee's actual utilization of the Aircraft is greater than Lessee's utilization of the Aircraft reported to Lessor in accordance with Article 16, Lessee shall make up any deficiency payments in respect of Utilization Rent to Lessor within three (3) Business Days of the date of receipt of written notice from Lessor.

MANUFACTURER'S WARRANTIES

Assignable Warranties.  At Delivery Lessor will assign or make available to Lessee for the duration of the Lease Term the benefit of any remaining warranties given to Lessor by any Manufacturer and by any maintenance and repair organization, repair facility or vendor, in each case with respect to the Aircraft or any Item of Equipment.

Reassignment; Assignment of Lessee Warranties.  On the Termination Date:

the benefit of any warranty and other rights assigned or made available by Lessor to Lessee pursuant to this Lease will be reassigned automatically and without further act or writing to Lessor or its designee; provided that upon the occurrence and continuation of an Event of Default, Lessor may instruct any Manufacturer of any Item of Equipment, by a reservation of rights, to make any payments of monies under any warranty claims made by Lessee directly to Lessor for further credit to Lessee upon and subject to Lessee's cure of such Event of Default; and

Lessee shall assign and shall be deemed to have assigned to Lessor on and as of the Termination Date, at no charge to Lessor, any and all warranties Lessee has obtained in connection with any maintenance or services performed on the Aircraft or any Item of Equipment during the Lease Term.

Warranty Claims.  Lessee and Lessor will cooperate in order that any valid claims under the warranties assigned to Lessee hereunder with respect to the Aircraft and other Items of Equipment are diligently pursued.

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SUBLEASING

Subleasing. Lessee may not sublease (or otherwise part with possession) of the Aircraft or any Item of Equipment without the prior written consent of Lessor, except that Lessee may send and part possession with the Aircraft, the Engines or any Parts to the relevant manufacturers for testing or similar purposes or for service, repair or overhaul work, or alterations, modifications or additions to the extent required or permitted by this Lease.

Expenses.  Lessee shall pay or reimburse Lessor, Owner and any Financing Party on demand for their respective out of pocket costs and expenses incurred in connection with the review, negotiation and consummation of the transactions contemplated by any Permitted Sublease and such parties may condition their consent and approval of the same on receipt of such payment or reimbursement.

Lessee Remains Liable. Lessee shall remain primarily and fully responsible and liable for the performance of its Obligations under and the observance of the terms of this Lease and the Operative Documents, notwithstanding any Permitted Sublease, to the same extent as if such Permitted Sublease had not occurred.

REPORTING AND INSPECTIONS

Aircraft Utilization and Other Reporting/Information.  During the Lease Term, Lessee agrees to furnish to Lessor the following information in connection with Lessee's utilization of the Aircraft:

within (i) ten (10) days following the first Rent Payment Date after Delivery and each remaining Rent Payment Date during the Lease Term, and (ii) on the Termination Date, a utilization report in the form appearing in Appendix 7 reporting the utilization of the Items of Equipment set forth therein for the immediately preceding calendar month or part thereof;

notification within forty-eight (48) hours of the removal of any Engine, Landing Gear or APU, advising of (i) the reason for such removal, (ii) the location of such Item of Equipment, (iii) the total accumulated Flight Hours and Cycles of such Item of Equipment (or total APU Hours with respect to the APU), (iv) the Flight Hours and Cycles accumulated since the most recent Engine Restoration with respect to any Engine or the most recent Overhaul with respect to any Landing Gear, as applicable, (v) the APU Hours accumulated since the most recent Overhaul with respect to the APU, and (vi) the intended workscope, if applicable;

notification of and reasonably detailed information with respect to the cause and effects of any accident or incident with respect to any Item of Equipment (other than Parts) within forty-eight (48) hours (or within twenty-four (24) hours with respect to the Aircraft or the Airframe) of the occurrence or detection thereof;

within a reasonable time (but not less than ten (10 days) prior to the commencement date for any Maintenance Check and in accordance with Section 12.6, the identity of the Approved Maintenance Organization Lessee intends to have perform such check together with a copy of the workscope intended to be accomplished in connection with the same; and

upon request of Lessor, a copy of the Maintenance Program, inclusive of all revisions issued as of the date of such request.

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Further Information; Inspections.

During the Lease Term, Lessee shall promptly furnish to Lessor such other available information concerning the location, condition, use, maintenance and operation of the Items of Equipment as Lessor may reasonably request.

Lessee shall permit any Person (including prospective purchasers, financiers or lessees of the Aircraft) designated in writing by Lessor, to visit and inspect (at any reasonable time, provided that, so long as no Event of Default has occurred and is continuing, such inspection shall not unreasonably interfere with Lessee's business or operational commitments) the Items of Equipment, their condition, use and operation and the records maintained in connection therewith and to make copies of such records as Lessor may reasonably designate.  All representatives designated by Lessor to perform any such inspection of the Aircraft shall comply with all occupational health and safety and security requirements as the same are advised to Lessor in writing by Lessee or any party acting by or through Lessee at the location of such inspection.

Lessor shall be permitted to have representatives and/or agents present throughout the accomplishment of Maintenance Checks to observe all aspects of the same including, but not limited to, the workscope thereof.  Neither Lessor nor any person designated by Lessor shall have any duty to make any such inspection and none shall incur any liability or obligation by reason of making or not making such inspection.

Technical Report Prior to Return of Aircraft.

Eighteen (18) months prior to the Scheduled Termination Date, Lessee shall provide to Lessor a maintenance status report detailing the information in the form appearing in Appendix 7.

At Lessor's request, Lessee will make copies available of (i) drawings of the interior configuration of the Aircraft both as it then exists and as it will exist at Return, (ii) an Airworthiness Directive status list, (iii) a service bulletin incorporation list, (iv) Time Controlled Part listings and current maintenance status of each, (v) a list of modifications and alterations accomplished with respect to the Aircraft during the Lease Term, (vi) interior material burn certificates, (vii) the complete workscope for the Maintenance Checks and other work to be performed prior to Return, (viii) a list of all no‑charge service bulletin kits with respect to the Aircraft which were ordered by Lessee from any Manufacturer, (ix) current Engine disk sheets and a description of the work accomplished during the last shop visit for each Engine and (x) any other data which is reasonably requested by Lessor in connection with any of the foregoing.

REGISTRATION; PERFECTION OF OWNER'S TITLE; LIENS

Registration.  The Lessor will cause the Aircraft to be registered with the Register at Delivery and will timely file with the Register any registration renewals required to be made during the Lease Term.  In the event of any change in applicable law that requires Lessee’s cooperation to complete the renewal of such registration, Lessee shall provide all reasonable cooperation requested by Lessor to effectuate such registration renewal.  Lessee shall not take or permit any action inconsistent with the continued registration of the Aircraft or the recordation of the various interests of Lessor, Owner and any Financing Party therein with the Register.

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Identification Plates. At Delivery Lessee shall affix and, throughout the Lease Term, shall maintain in respect of the Aircraft and each Engine a fireproof identification plate of a reasonable size, in a clearly visible place in the cockpit of the Aircraft and on each Engine, that contains the legend in writing appearing in paragraph 5 of Appendix 2B.  Lessee shall not remove, or cause or permit the removal or modification of such identification plate without Lessor's prior written consent.  Lessee shall promptly replace any such nameplate that becomes illegible, lost, damaged or destroyed for any reason.  If at any time Lessor and/or Owner transfer their respective interests in the Aircraft or this Lease as permitted hereunder or Lessor or Owner finances or refinances the Aircraft, Lessee will, at Lessor's request and cost, promptly affix such new nameplates to the Airframe and the Engines as may be required by Lessor.

Authorization to Make Perfection Filings.  The execution of this Lease by the parties hereto constitutes the authorization by Lessee to Lessor's legal counsel to make (and where necessary to execute on Lessee's behalf) such perfection filings customary in U.S. legal practice as Lessor and its counsel deem necessary or desirable to protect the interest of Lessor, Owner and any Financing Party hereunder.  From time to time on reasonable written request made by Lessor, Lessee shall provide to Lessor a letter on the letterhead of Lessee, in form and substance reasonably satisfactory to Lessor and executed by an officer of Lessee, authorizing such Persons as Lessor may specify to make such perfection filings as Lessor reasonably deems necessary or desirable to protect the interests of Lessor, Owner or any Financing Party hereunder.

Perfection of Title.

Lessee shall, together with Owner and/or Lessor, cause, or, at Lessor's request, assist Lessor in causing, this Lease, the Lease Supplement and any and all additional documents and instruments which shall be executed pursuant to the terms hereof as permitted by applicable Law or regulations, to be kept, filed and recorded in the Register.  Lessee shall not take any action which would conflict with or adversely affect such filings and recordation of the Lease and such other documents as provided herein.

If at any time subsequent to the initial recordation under the preceding clause (a), any filing or recording is reasonably necessary or desirable to protect the interests of Lessor and/or Owner, Lessee, at its own cost and expense and upon request by Lessor, shall cause this Lease, any financing statements with respect hereto, and any and all additional instruments which shall be executed pursuant to the terms hereof, to be kept, filed and recorded and to be re-executed, refiled and re-recorded in the appropriate office or offices pursuant to applicable Laws, to perfect, protect and preserve the rights and interests of Lessor and Owner hereunder and in the Aircraft or any Item of Equipment.

Without limiting the foregoing, Lessee shall also do or cause to be done, at its own expense, any and all acts and things which may be required under the terms of any Law involving any jurisdiction in which Lessee does, or is reasonably likely to, operate the Aircraft, or any and all acts and things which Lessor may reasonably request, to perfect and preserve Owner's ownership rights regarding the Aircraft within any such jurisdiction.

Cape Town Convention.  Lessee shall, together with Lessor, at Lessee's cost and expense promptly (i) do and join with Lessor in doing all such acts as may be necessary to perfect recognition of the title to and interest in the Aircraft of Lessor, Owner and of the Security Trustee (if any) in accordance with the Cape Town Convention and (ii) execute and deliver to Lessor, to Owner and to any Financing

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Bombardier CL-600-2C10; MSN 10070

Parties any other documents or instruments (including, without limitation, any de-registration and export request authorizations and powers of attorney) which such legislative or other provisions may authorize or recognize.

Permitted Liens.  Lessee shall not, directly or indirectly, create, incur, assume or suffer to exist any Lien on or with respect to this Lease, any Item of Equipment, title thereto or any interest therein, except (i) the respective rights of Owner, Lessor and Lessee as herein provided; (ii) a Lessor's Lien; (iii) Liens for Taxes not yet due or being contested in good faith by appropriate proceedings so long as adequate security has been posted with respect to such Taxes in accordance with GAAP; (iv) inchoate materialmen's, mechanics', workmen's, repairmen's, employees' or other like Liens arising in the ordinary course of business and for amounts the payment of which is either not yet delinquent or is being contested in good faith by appropriate proceedings (and for which adequate security has been posted by Lessee); and (v) Liens for airport, navigation, and en-route charges arising in the ordinary course of business and for amounts the payment of which is either not yet delinquent or is being contested in good faith by appropriate proceedings (and for which adequate security has been posted by Lessee).  Lessee shall not be permitted to contest any Lien if such contest gives rise to any reasonable possibility of the sale, forfeiture, confiscation, distraint, seizure or loss of any Item of Equipment or any interest therein in the course of any such proceedings, or as a result of any such Lien the respective interests of Lessor, Owner or any Financing Party will be adversely affected.  Lessee shall promptly, at its own expense, take such action as may be necessary to duly discharge any such Lien not excepted above if the same shall arise at any time with respect to any Item of Equipment.

GENERAL INDEMNITY

Scope.  Lessee agrees to indemnify, defend, reimburse and hold harmless, to the fullest extent permitted by Law, each Indemnitee from and against any and all Claims which in any way may result from, pertain to or arise in any manner out of, or are in any manner related to:

the Aircraft, this Lease or any other Operative Document, or the breach of any representation, warranty, covenant or Obligation made or to be performed by Lessee hereunder or thereunder; or

the condition, design, ownership, manufacture, purchase, delivery, non-delivery, lease, possession, return, disposition, use, or operation of the Aircraft either in the air or on the ground; or

any defect in the Aircraft or any Item of Equipment (whether or not discovered or discoverable by Lessee or Lessor) arising from the material or any articles used therein or from the design, testing, or use thereof or from any maintenance, service, repair, overhaul, or testing of the Aircraft or any Item of Equipment, whether or not the Aircraft or any Item of Equipment is in the possession of Lessee, and regardless of where the Aircraft or any Item of Equipment may then be located; or

the accuracy, validity or traceability of any of the Aircraft Documents; or

any en route navigation charges, navigation service charges, airport charges and landing fees and all other charges payable in connection with the use of or for services provided at any airport or by any navigation service or Governmental Authority, whether in respect of the Aircraft or any other aircraft owned, leased or operated by Lessee; or

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Bombardier CL-600-2C10; MSN 10070

any lawful action taken by any Indemnitee in relation to the release or attempt to release the Aircraft from any arrest, confiscation, seizure, taking in execution, impounding, forfeiture or detention of the Aircraft; or

any act or omission of Lessee which invalidates or which renders voidable any Insurances or which is outside the scope of, or excluded from, the coverage thereof.

Upon payment in full to any Indemnitee of any indemnities contained in this Article 18 by Lessee, Lessee shall be subrogated to all rights and remedies which such indemnified party has or may have against the Manufacturer or any other Person.  If any Indemnitee or Lessee has knowledge of any Claim for which Lessee is obligated to indemnify under this Article 18, it shall comply with 18.4 below.

Lessee's Release. Lessee hereby waives and releases each Indemnitee from any Claims (whether existing now or hereafter arising) for or on account of or arising or in any way connected with injury to or death of personnel of Lessee or loss or damage to property of Lessee or the loss of use of any property which may result from or arise in any manner out of or in relation to the ownership, leasing, condition, use or operation of the Aircraft or any Item of Equipment, either in the air or on the ground, or which may be caused by any defect in the Aircraft or any Item of Equipment from the material or any article used therein or from the design or testing thereof, or use thereof, or from any maintenance, service, repair, overhaul or testing of the Aircraft or any Item of Equipment regardless of when such defect may be discovered, whether or not the Aircraft or any Item of Equipment is at the time in the possession of Lessee, and regardless of the location of the Aircraft or any Item of Equipment at any such time.

Repayment.  If an Indemnitee shall obtain a repayment or refund of any amount paid by Lessee, such Indemnitee shall, so long as there exists no Payment Default or continuing Event of Default, promptly pay to Lessee the amount of such repayment, together with the amount of any interest received by such Indemnitee on account of such repayment.

Contest and Payment.

(a)In case any action, suit or proceeding shall be brought against any Indemnitee for which Lessee is responsible under this Article 18, such Indemnitee shall notify Lessee of the commencement thereof (provided that failure to do so shall not eliminate any liability by Lessee to an Indemnitee under this Article 18 except to the extent that such failure results in an additional cost or expense to Lessee (in which event Lessee shall not be responsible for such additional cost or expense) or materially, adversely affects  Lessee’s ability to contest such claim) and, Lessee may, at its expense and subject to the provisions hereof, assume and control the defense thereof and, settle or compromise the same.

(b)Lessee or its insurer(s) shall have the right, at its or their expense, to investigate or, if Lessee or its insurer(s) shall agree in writing not to dispute liability to the Indemnitee giving notice of such action, suit or proceeding under this Article 18 for indemnification hereunder or under any insurance policies pursuant to which coverage is sought, respectively, control the defense of, any action, suit or proceeding, relating to any Claim for which indemnification is sought pursuant to this Article 18, and each Indemnitee shall cooperate with Lessee or its insurer(s) with respect thereto; provided, that Lessee shall not be entitled to control the defense of any such action, suit, proceeding or compromise any such Claim (i) during the continuance of any Payment Default or Event of Default, or (ii) if such proceedings will (x) involve any non-de minimis risk of the sale, forfeiture or loss of the Aircraft or any part thereof or (y) involve any risk of criminal liability of any Indemnitee or (z) involve any material risk

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of civil liability to any Indemnitee for which such Indemnitee is not indemnified hereunder.  In connection with any such action, suit or proceeding being controlled by Lessee, such Indemnitee shall have the right to participate therein, at its sole cost and expense, with counsel reasonably satisfactory to Lessee.

(c)If Lessee or its insurer(s) shall agree in writing not to dispute liability to the Indemnitee giving notice of an action, suit or proceeding under this Article 18 for indemnification hereunder or under any insurance policies pursuant to which coverage is sought, then such Indemnitee shall not enter into a settlement or other compromise with respect to any Claim arising out of such action, suit or proceeding without the prior written consent of Lessee, which consent shall not be unreasonably withheld or delayed, unless such Indemnitee waives its right to be indemnified under this Article 18 with respect to such Claim.

(d)In the case of any Claim indemnified by the Lessee hereunder which is covered by a policy of insurance maintained by Lessee pursuant to the Lease, at Lessee’s expense, each Indemnitee agrees to cooperate with the insurers in the exercise of their rights to investigate, defend or compromise such Claim as may be required to retain the benefits of such insurance with respect to such Claim.

(e)If an Indemnitee is not a party to this Agreement, Lessee may require such Indemnitee to agree in writing to the terms of this Article 18 prior to making any payment to such Indemnitee under this Article 18.

(f)Nothing contained in this Article 18 shall be deemed to require an Indemnitee to contest any Claim or to assume responsibility for or control of any judicial proceeding with respect thereto.

(g) Lessee will provide the relevant Indemnitee with such information not within the control of such Indemnitee, as is in Lessee’s control or is reasonably available to Lessee, which such Indemnitee may reasonably request and will otherwise cooperate with such Indemnitee so as to enable such Indemnitee to fulfill its obligations under this Article 18.  The Indemnitee shall supply Lessee with such information not within the control of Lessee, as is in such Indemnitee’s control or is reasonably available to such Indemnitee, which Lessee may reasonably request to control or participate in any proceeding to the extent permitted by this Article 18.

(h)Each Indemnitee will give such further assurances or agreements and reasonably cooperate with Lessee to permit Lessee to pursue such claims, if any, to the extent reasonably requested by Lessee and at Lessee’s expense.

(i)Subject to the provisions of this Section 18.4 Lessee shall pay directly to each Indemnitee all amounts due under this Article 18 within thirty (30) days (i) after resolution of the contest by Lessee in accordance herewith or, (ii) if no such contest is conducted, after the receipt of written notice by Lessee from such Indemnitee that such payment is due.

Exclusions.  Notwithstanding the foregoing provisions of this Article 18, Lessee shall not be obligated under Article 18.1 in respect of any Claim against such Indemnitee to the extent that such Claim results from or arises out of:

(a)the gross negligence or willful misconduct of such Indemnitee;

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Bombardier CL-600-2C10; MSN 10070

(b)any Lessor's Lien,

(c)any Taxes, whether or not Lessee is required to indemnify therefor pursuant to Article 21 (it being understood that Article 21 is the sole source of Tax indemnification by Lessee hereunder); provided that this exclusion shall not apply to any Taxes taken into account in making any payment on an After-Tax Basis;

(d)acts or events which occur before Delivery or after the Termination Date, unless any such act or event results from an act or omission of Lessee which occurred during the Lease Term;

(e)such Indemnitee having acted in the capacity of a manufacturer, repairer, maintenance provider or servicing agent with respect to the Aircraft (provided that such this exclusion shall not apply to any liability with respect to any Claim brought against such Indemnitee in any other capacity);

(f)or constitutes, an expense which is an ordinary and usual operating or overhead expense of such Indemnitee or is an expense that is required to be borne by such Indemnitee under the Lease;

(g)or constitutes, an expense consisting of costs and expenses of (including injury to) any person inspecting the Aircraft on behalf of any Indemnitee;

(h)breach or non-compliance by such Indemnitee of any of its representations, warranties or covenants under this Lease other than any such failure to the extent caused by (i) the failure of Lessee to perform or observe any agreement, covenant or condition on its part to be performed or observed in any Operative Document or (ii) the failure of any representation or warranty of Lessee or Lessee Parent to be true and correct when made or repeated; or

(i)any disposition (voluntary or involuntary) by Lessor or the Owner or any Financing Party of all or part of their respective interests in the Aircraft of this Lease except any such disposition incident to the exercise of remedies during the continuance of an Event of Default.

After-Tax Nature of Indemnity.  Each indemnity payable pursuant to this Article 18 shall be paid on an After-Tax Basis.

Survival.  The indemnities contained in this Article 18 shall continue in full force and effect notwithstanding the occurrence of the Termination Date, and are expressly made for the benefit of and shall be enforceable by each Indemnitee.

INSURANCE

Obligation to Insure.  Lessee shall, throughout the Lease Term, maintain in full force and effect, at its own cost and expense, the Insurances.  Lessor is not under any duty or obligation to verify the existence or adequacy of the Insurances.

Liability Insurance.  Lessee shall maintain in effect comprehensive third party aircraft liability insurance against bodily injury and property damage losses arising from ground, flight and taxiing exposures, including, but not limited to, passenger legal liability, cargo liability and products liability

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Bombardier CL-600-2C10; MSN 10070

insurance in the amount set forth in paragraph 4.1 of Appendix 2B and in the aggregate with respect to products liability, or such higher amount as Lessee may maintain from time to time on similar aircraft, for any one accident, or series of accidents arising out of any one event, with respect to the Aircraft and Items of Equipment.  Such policy shall include war and allied risks in accordance with standard market practice (currently "The Extended Coverage Endorsement-AVN 52E") plus such excess coverage through government indemnity or commercial insurance up to the full limit required herein.  Any such liability insurance policy shall not be subject to any deductible amount except with respect to baggage, cargo liability, and hangar keeper's liability coverage, for which there may not be a deductible in an amount exceeding Ten Thousand Dollars ($10,000) or such higher amount as may be approved by Lessor in writing from time to time.  All Insurances shall:

name the Additional Insureds as additional insureds;

be primary without right of contribution from any other insurance which is carried by any Additional Insureds with respect to the Aircraft or any Engine when not installed on the Aircraft; and

each liability policy shall expressly provide that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured.

Contractual Liability; Tail Coverage for Liability Insurance. The Insurances referred to in Section 19.2 shall:

include and insure (to the extent of the risks covered by the policies) the indemnity provisions of Article 18;

for a period of two (2) years after the Termination Date, at Lessee's cost and expense, continue to name each Indemnitee as additional insureds; and

should Lessor and/or Owner transfer their interests in the Aircraft and this Lease pursuant to Article 25, for a period of two (2) years from the effective date of such transfer continue to name as additional insured(s) the transferring Lessor (and the relevant transferring Owner and Financing Parties and other related Indemnitees).

Insurance Against Loss or Damage to the Items of Equipment.

Lessee shall maintain in effect with respect to the loss or damage to the Items of Equipment:

all‑risk ground and flight aircraft hull insurance for the Agreed Value set forth in paragraph 4.2 of Appendix 2B covering the Aircraft and all risk insurance on a full replacement cost basis with respect to the Landing Gear, APU, Engines and Parts while not installed on or in the Aircraft, and war risk insurance including, but not limited to, war, acts of terrorism, political/non-political hijacking, confiscation, including confiscation by the Government of Registry, expropriation or appropriation, nationalization, seizure and further including coverage for electromagnetic, chemical and biological risks as the same is available on the standard commercial aviation insurance markets.

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All such insurance shall be payable in Dollars in the United States and shall be, with respect to the Aircraft, on an "agreed value" basis.  Any hull insurance carried in accordance with this Section 19.4 shall not contain any provision for self-insured amounts or a deductible that exceeds the deductible amount appearing in Appendix 2B, Section 4.4.  Any policies carried in accordance with this Section 19.4 shall designate Owner as owner and Owner, or its nominee, as sole loss payee, on behalf of the Additional Insureds as their respective interests may appear, and Lessor as lessor of the Aircraft covered thereby.

Installation of Other Engines on the Aircraft.  If Lessee installs an engine not owned by Owner on the Aircraft, either (x) Lessee's hull insurance on the Aircraft must automatically increase to such higher amount as is necessary in order to satisfy the requirement of this Section 19.4 that Owner receive the Agreed Value in the event of an Event of Loss and the amount required by the third party engine owner or (y) separate additional insurance on such engine will attach in order to satisfy separately the requirements of Lessee to such third party engine owner.

Additional Lessee Coverage.  Lessee may obtain additional hull insurance on the Aircraft, over and above the Agreed Value hereunder, provided that it does not adversely affect the coverage required to be maintained hereunder.

Requirements for All Insurances.  All Insurances shall:

be maintained in effect with insurers reasonably acceptable to Lessor, of recognized responsibility, specializing and normally participating in the international aviation insurance market and carrying and maintaining an A.M. Best rating of not less than A-, Class VII;

provide that in respect of the interests of the Additional Insureds such policies of insurance shall insure the Additional Insureds regardless of any breach or violation of any warranty, declarations or conditions contained in such policies by Lessee or any other Person;

provide that the Additional Insureds shall have no responsibility for any premiums, assessments, warranties or representations in connection with such insurance;

include the geographic limits of all territories over which the Aircraft and any Engine will be operated;

waive any rights of set off, counterclaim or deduction, whether by attachment or otherwise, and all rights of subrogation against the Additional Insureds and their respective successors, assigns, agents, officers, employees and servants; and

provide that if the insurers cancel such insurance for any reason whatever, or the same is allowed to lapse for nonpayment of premium, or if there is any material change in policy terms and conditions, such cancellation, lapse or change shall not be effective until thirty (30) days after issuance to Lessor of written notice from such insurers of such cancellation, lapse or change (seven (7) days for cancellation with respect to war risk and allied perils insurance).

Reports.  Lessee and its insurance underwriters or brokers shall advise Lessor in writing promptly of any default in the payment of any premium and of any other act or omission on the part of Lessee which might invalidate or render unenforceable, in whole or in part, any insurance on the Aircraft.  On or before the Delivery Date, and thereafter on or prior to each renewal or replacement by Lessee of the insurance

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Bombardier CL-600-2C10; MSN 10070

required hereby, but not less often than annually, Lessee will furnish to Lessor one or more original certificates of insurance and a broker's letter of undertaking, each executed and delivered by an insurance broker appointed by Lessee and approved by Lessor, which together shall describe in reasonable detail the insurance carried on the Aircraft.  Lessee will cause its insurance brokers to identify to Lessor the insurers and the percentage of participation they are undertaking and/or advise that the insurers used are, from a financial standpoint, sufficiently strong for the risks and amounts insured they are undertaking and shall certify to Lessor that the insurance then maintained on the Aircraft is customary in the commercial passenger airline industry and shall advise Lessor in writing at least thirty (30) days (seven (7) days in the case of any war risk and allied perils coverage) prior to the cancellation by the underwriters of any such insurance or as soon as possible in respect of "non-renewal" or automatic termination for war risk insurance required hereunder.  Certificates of insurance shall be provided to Lessor on or prior to the expiration or replacement date of the insurance required hereunder.  Otherwise, not less than five (5) Business Days before the expiration or termination date of any insurance required hereunder, Lessee will provide Lessor with faxed or other electronic confirmation from Lessee's insurance brokers certifying that renewal certificates of insurance evidencing the renewal or replacement of such insurance pursuant to the provisions of this Article 19 will be issued effective as of the termination date of the prior certificate of insurance coverage.  Within fifteen (15) days after such renewal, Lessee will furnish to Lessor an original certificate of such insurance coverage from such insurance broker.

Assignee of Lessor's and/or Owner's Interests.  If Lessor, Owner and/or any Financing Party assigns all or any of its rights or otherwise disposes of any interest in the Aircraft or this Lease to any other Person, Lessee shall, upon request, procure that such Person shall (x) be named as loss payee in substitution for Lessor, Owner and/or such Financing Party, as applicable and/or as additional insured in the policies effected hereunder and (y) enjoy the same rights and insurance enjoyed by Lessor, Owner and such Financing Party, as applicable, under such policies.

Failure to Insure If at any time the Insurances are not maintained by Lessee in compliance with this Article 19, Lessor, Owner and any Financing Party shall be entitled but not bound to do any of the following (without prejudice to any of the rights which any of them may have under the Operative Documents by reason of such failure):

upon giving notice thereof to Lessee, to pay any premiums due or to effect or maintain such insurance or otherwise remedy such failure in such manner as Lessor or, if applicable, any Financing Party considers appropriate (and Lessee shall upon demand reimburse Lessor or if applicable, the relevant Financing Party in full for any amount so expended in that connection); and/or at any time while such failure is continuing, to require the Aircraft to remain at any airport or (as the case may be), subject to the Aircraft being adequately insured, proceed to and remain at any airport designated by Lessor, until such failure is remedied to Lessor's satisfaction.

Lessor's Right to Insure.  Lessee acknowledges that each of Lessor, Owner and each Financing Party has an insurable interest in the Aircraft and each Item of Equipment and may, at its own expense, obtain insurance or contingent insurance in its own name with respect to such insurable interest.  Lessee shall provide to Lessor, Owner and each Financing Party all reasonable assistance as from time to time requested by it in order to adequately protect such insurable interest. Neither Lessor, Owner nor any Financing Party shall maintain any such insurance that would prejudice the insurance maintained by

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Bombardier CL-600-2C10; MSN 10070

Lessee pursuant to this Lease.  Lessee shall have no right to any proceeds of any insurance policies maintained by Lessor.

Changes to Insurance Practice.  If there is a material change in the generally accepted industry-wide practice with regard to the insurance of aircraft or any material change with respect to the insurance of aircraft based or operated in any jurisdiction in which the Aircraft may then be based or operated (whether relating to all or any of the types of Insurances required to be effected under this Article 19) such that Lessor shall be of the reasonable opinion that the Insurances required pursuant to this Article 19 are insufficient to protect the respective interests of Lessor and the other Indemnitees (bearing in mind the nature and route of operation of the Aircraft), the insurance requirements set forth in this Article 19 shall be amended, as soon as practicable following notice by Lessor to Lessee, so as to include such additional or varied requirements as may be reasonably necessary to ensure that the insurance as so varied shall provide comparable protection to Lessor and the other Indemnitees to that which it would have done if such change had not occurred.  In such circumstances, Lessor will consult in good faith with Lessee in relation to any proposed change.

AVN 67B.  Notwithstanding anything to the contrary contained in this Article 19, Lessor shall accept the terms of AVN 67B ("Airline Finance/Lease Contract Endorsement") where such endorsement is contrary to the terms of this Lease as long as such endorsement is customary in the London international insurance markets for commercial passenger airlines.

LOSS AND DAMAGE TO THE AIRCRAFT AND ITEMS OF EQUIPMENT

Risk of Loss and Damage.  Following Delivery, Lessee shall bear the full risk of any loss, destruction, hijacking, theft, condemnation, confiscation, seizure or requisition of or damage to the Aircraft and each Item of Equipment and of any other occurrence which shall deprive Lessee of the Aircraft or any Item of Equipment for the time being of the use, possession or enjoyment thereof including, without limitation, any resulting loss in value of the Aircraft or any Item of Equipment due to any of the aforementioned circumstances.

Notification of Loss and Damage.

Lessee shall give Lessor notice in writing (i) within twenty-four (24) hours after the occurrence of any Event of Loss with respect to the Aircraft, the Airframe or any Engine, and (ii) promptly after the occurrence of any Event of Loss with respect to any other Item of Equipment.

Each of Lessee and Lessor shall supply to the other all necessary information, documentation and assistance which may reasonably be required in connection with making any claim under the Insurances.

Event of Loss – Aircraft/Airframe.  If an Event of Loss occurs in respect of the Airframe (with or without the Engines), Lessee shall pay, or procure that the insurer pays, to Owner (or to any Financing Party named as loss payee under the Insurances) as soon as reasonably practicable but in any event within sixty (60) days after the Event of Loss Date or, if earlier, the date such insurance proceeds are received, the Agreed Value as at the Event of Loss Date (or such earlier date, as the case may be) together with all Rent and other amounts then due and payable under Operative Documents.

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The Net Event of Loss Proceeds received by Owner (or such other person as may be designated as loss payee) from Lessee or the insurer pursuant to this Article 20 shall be applied as follows:

first, in discharge of the Agreed Value;

second, in discharge of any unpaid Rent and any other amounts (other than the Agreed Value) due and payable by Lessee under the Operative Documents and any Related Lease but unpaid; and

third, payment of the balance, if any, to Lessee.

Lessee shall continue to pay Basic Rent on the days and in the amounts required under this Lease notwithstanding any such Event of Loss provided that no further installments of Basic Rent shall become due after the date on which all sums due under this Section 20.3 shall have been paid in full, and on such date the Lease Term shall terminate and Owner shall, at Lessee's cost and subject to the rights (if any) of the insurer cause title to the Aircraft (and to any surviving Engine) to be conveyed to Lessee (or Lessee's insurers, as the case may be) on a quitclaim basis, without warranty or recourse, except that the same shall be free and clear of all rights of Lessor and Owner and Lessor's Liens without representation, recourse to or warranty by Lessor, Owner or any Financing Party and, provided no Default or Event of Default has occurred and is continuing, Lessor shall thereafter pay to Lessee the amount specified in Section 22.6.

Event of Loss – Engine or APU.  Upon the occurrence of an Event of Loss with respect to an Engine or APU, under circumstances in which there has not occurred an Event of Loss with respect to the Aircraft or Airframe, Lessee shall forthwith, but in any event, before the earliest to occur of (x) the Scheduled Termination Date, (y) the Termination Date, and (z) sixty (60) days after the Event of Loss Date, convey to Owner, free and clear of all Liens, title to another engine or, as applicable, auxiliary power unit of the same or an improved model and suitable for installation and use on the Airframe.

Replacement Engine.  Any replacement engine conveyed to Owner pursuant to this Section 20.4 shall have a value and utility at least equal to, and be in as good operating condition as, the Engine with respect to which such Event of Loss shall have occurred, based on but not limited to (i) Cycles accumulated on each Engine Life Limited Part, (ii) Flight Hours accumulated since new (and accumulated since completion of the most recent heavy maintenance shop visit that completed a workscope at least equivalent to that of an Engine Restoration if an Engine Restoration had previously been accomplished on the Engine that suffered such Event of Loss), and (iii) Flight Hours and Cycles accumulated since new (and accumulated since the most recent restoration or refurbishment of each engine module with respect to any module for which a restoration or refurbishment had previously been accomplished on the Engine that suffered such Event of Loss), assuming such Engine was of the value and utility and in the condition and repair as required by the terms hereof immediately prior to the occurrence of such Event of Loss.

Replacement APU.  Any replacement APU conveyed to Owner pursuant to this Section 20.4 shall have a value and utility at least equal to, and be in as good operating condition as, the APU with respect to which such Event of Loss shall have occurred, based on but not limited to (i) APU Hours (and APU Cycles if applicable) accumulated since new with respect to each APU Life Limited Part (as applicable) and (ii) APU Hours accumulated since new (and since the most recent Overhaul for each auxiliary power unit module if an Overhaul had previously been

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Bombardier CL-600-2C10; MSN 10070

accomplished on the APU that suffered such Event of Loss), assuming such APU was of the value and utility and in the condition and repair as required by the terms hereof immediately prior to the occurrence of such Event of Loss.

Lessor Inspection.  Lessee shall identify to Lessor a candidate replacement engine or auxiliary power unit (as applicable) meeting the requirement of this Section 20.4 and Lessor may, at Lessee’s expense, inspect such candidate replacement engine or auxiliary power unit, which shall include, at Lessor's option, (i) a full borescope inspection of the compressor, turbine and combustion sections of the replacement engine or auxiliary power unit and (ii) a records inspection, and the results of each such inspection must be satisfactory to Lessor.

Replacement Subject to Lease.  Upon acceptance by Lessor, such replacement engine or, as applicable, auxiliary power unit, shall be deemed an "Engine" or, as applicable, an "APU", as defined herein for all purposes hereunder.  Lessee agrees to take such action and execute and deliver such documents, including, but not limited to a full warranty bill of sale, and a supplement hereto, as Lessor may reasonably request in order that any such replacement engine or auxiliary power unit shall be duly and properly titled in the name of Owner and leased hereunder to the same extent as any Engine or APU replaced thereby.

Event of Loss – Landing Gear.

Upon the occurrence of an Event of Loss with respect to a Landing Gear, under circumstances in which there has not occurred an Event of Loss with respect to the Aircraft or the Airframe, Lessee shall forthwith replace such Landing Gear as soon as reasonably possible, but in any event, before the earliest to occur of (x) the Scheduled Termination Date, (y) the Termination Date, and (z) sixty (60) days from the Event of Loss Date, by duly conveying to Owner, free and clear of all Liens, title to another landing gear of the same or an improved model and suitable for installation and use on the Airframe.

The replacement landing gear shall have a value and utility at least equal to, and be in as good operating condition as, the Landing Gear with respect to which such Event of Loss shall have occurred, based on but not limited to (i) the maximum weight certified for such landing gear; (ii) Flight Hours, Cycles and calendar time accumulated since new with respect to each Landing Gear Life Limited Part (as applicable), and (iii) Flight Hours, Cycles and calendar time accumulated since new (and accumulated since Overhaul if an Overhaul had previously been accomplished on the Landing Gear that suffered such Event of Loss), assuming such Landing Gear was of the value and utility and in the condition and repair as required by the terms hereof immediately prior to the occurrence of such Event of Loss.

Lessee shall identify to Lessor a candidate replacement landing gear meeting the requirement of this Section 20.4 and Lessor may, at Lessee’s expense, inspect such replacement landing gear, which shall include, at Lessor's option, a records inspection, and the results of such inspection must be satisfactory to Lessor.

Upon acceptance by Lessor, any such replacement landing gear shall be deemed a "Landing Gear", as defined herein for all purposes hereunder.  Lessee agrees to take such action and execute and deliver such documents, including, but not limited to a full warranty bill of sale, and a supplement hereto, as Lessor may reasonably request in order that any such replacement landing

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Bombardier CL-600-2C10; MSN 10070

gear shall be duly and properly titled in the name of Owner and leased hereunder to the same extent as any Landing Gear replaced thereby.

Repairable Damage.

In the event of repairable damage to any Item of Equipment for which insurance proceeds are paid or payable, subject to no Event of Default having occurred and continuing, all insurance proceeds which may be paid or payable by the insurers of the Aircraft shall, subject to receipt (x) by Lessor of a true and correct copy of the adjuster's claim report, and (y) by Lessee and the insurers of Lessor's prior written approval for the release of such proceeds, be paid to:

Lessee in respect of all loss or damage Lessee has repaired (or caused to be repaired), or the repairer for the cost of the completed repair works, or

to the vendor of any new or replacement Item of Equipment for the cost of such new or replacement Item of Equipment;

provided that Lessee shall have furnished to Lessor a true and correct copy of the insurance adjuster's written confirmation, in a form reasonably satisfactory to Lessor, that the repairs have been fully performed and that all invoices in relation thereto have been paid and a certification by Lessee that all such repairs have been performed in accordance with the terms of this Lease.  Any such insurance proceeds payable following the occurrence and continuation of an Event of Default (or not otherwise applied in the manner described above) shall be, at Lessor’s election, (x) held by Lessor until such Event of Default has been cured or, (y) applied against Lessee’s obligations under the Operative Documents in such manner as Lessor may direct.

(b)In the event of repairable damage to any Item of Equipment for which insurance proceeds are paid or payable, if such insurance proceeds paid in respect thereof are insufficient to pay the cost or estimated cost of making good or repairing such damage or the cost of purchasing a replacement engine, auxiliary power unit, landing gear or part if the same is beyond economic repair, Lessee will be solely liable for and pay the deficiency.

Documents Loss.  Upon the occurrence of a Documents Loss under circumstances in which there has not occurred an Event of Loss with respect to an Item of Equipment to which such Lost Documents relate, Lessee shall within thirty (30) days from the date of such loss notify Lessor in writing and thereafter replace such Lost Documents (such replacement documents hereinafter "Reconstructed Documents") by:

obtaining copies of such Lost Documents from the Approved Maintenance Organization that accomplished the maintenance covered by the respective Lost Documents, each such copy to be certified by the Quality Assurance Department of the respective Approved Maintenance Organization as being a true copy of the respective Lost Document, or the re-accomplishment of Overhauls and Tasks specified in such Lost Documents as soon as reasonably possible, but in any event, before the earliest to occur of (x) sixty (60) days following the Documents Loss, (y) the Scheduled Termination Date, and (z) the Termination Date.  The Reconstructed Documents shall comply with all requirements for Required Approvals with respect to the Item of Equipment to which such Lost Documents relate and shall be sufficient to document

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Bombardier CL-600-2C10; MSN 10070

the then current maintenance status of the affected Items of Equipment.  Lessor shall be entitled to inspect the Reconstructed Documents and the results of each such inspection must be satisfactory to Lessor.  Upon acceptance by Lessor, such Reconstructed Documents shall be deemed Aircraft Documents as defined herein for all purposes hereunder.

Application of Payments from Governmental Authorities.  Payments received by Lessor, Owner or Lessee from any Governmental Authority or entity with respect to an Event of Loss resulting from the condemnation, confiscation or seizure of, or requisition of title to or use of the Aircraft or the Airframe, shall be retained by Lessor or Owner, if received by Lessor or Owner, or promptly paid over to Lessor, if received by Lessee, up to an amount equal to the Agreed Value plus any amounts of unpaid Rent and any other amounts due to Lessor or Owner hereunder or under any other Operative Documents or any Related Lease.  At such time as Lessor or Owner has received such amounts in full, Lessor shall promptly remit (or cause Owner to promptly remit) the excess, if any, of such payments to Lessee.  Payments received by Lessor, Owner or Lessee from any Governmental Authority or entity with respect to an Event of Loss resulting solely from the condemnation, confiscation or seizure of, or requisition of title to or use of any Engine shall be paid over to, or retained by, Lessee, provided that Lessee shall have fully performed its obligations under this Article 20 with respect to such Engine.  Payments received by Lessor, Owner or Lessee from any Governmental Authority with respect to a requisition of use during the Lease Term of the Aircraft, the Airframe or any of the Engines, which requisition does not constitute an Event of Loss, shall, so long as no Payment Default or Event of Default has occurred and is continuing, be paid to, or retained by, Lessee.

No Lessor Liability to Repair or Replace Following Delivery.  Lessor will not be liable for any expense in repairing or replacing any Item of Equipment or be liable to supply another aircraft or any item of equipment in lieu of the Aircraft or any Item of Equipment if the same is lost, confiscated, damaged, destroyed or otherwise rendered unfit for use or to produce or provide Reconstructed Documents (as such term is defined in this Article 20).

TAXES; TAX INDEMNITY

Indemnity.

Indemnity.  Except as provided in Section 21.1(b), Lessee shall pay, and shall indemnify and hold harmless each Indemnitee for and against, all Taxes arising or resulting from or otherwise relating to any Item of Equipment, any Operative Document, or any of the transactions and activities provided for or contemplated in, or permitted by, the Operative Documents, including without limitation, the purchase, ownership, delivery, leasing, subleasing, wet-leasing, registration, possession, use, operation, landing, take-off, storage, location, presence, maintenance, alteration, modification, improvement, servicing, repair, overhaul, pooling, interchange, exchange, substitution, replacement, loss, return, sale or other disposition of, or any damage, addition or transfer of title to, any Item of Equipment or any interest therein, the execution, delivery, filing, registration, recording, presence, performance of, payment under or enforcement of, or the cure of any default or the exercise of any remedy under, any Operative Document or any other documents executed from time to time pursuant to any Operative Document (regardless of how or when such Taxes are imposed or assessed, whether imposed on or assessed against any Indemnitee, Lessee, any Item of Equipment, any Operative Document, any interest therein or any use thereof, or otherwise) and all costs and expenses (including, without limitation, reasonable attorney's fees and disbursements) paid or incurred by any Indemnitee with respect to any Tax for which Lessee is

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required to indemnify such Indemnitee pursuant to this Article 21 or in connection with the enforcement of this Article 21 (an "Indemnified Tax").

Excluded Taxes.  Lessee shall have no obligation under Section 21.1(a) or (c) to indemnify an Indemnitee for:

Taxes imposed by withholding or otherwise, based on, or measured by the income (including gross income), earnings, receipts, capital, franchise, excess profits or conduct of business of such Indemnitee or any of its Affiliates (collectively “Income Taxes”), including, without limitation, income Taxes, withholding Taxes, capital gains Taxes, minimum and alternative minimum Taxes, accumulated earnings Taxes, personal holding company Taxes and branch profits and branch interest Taxes (but, for clarity, not including (i) sales, use and value added Taxes, (ii) rental Taxes not in the nature of an income Tax, (iii) property and ad valorem Taxes, and (iv) license or similar Taxes) imposed by the United States, any state or local government, or any foreign government; provided, however, that in the case of any Taxes imposed by any Governmental Authority located outside the United States, the exclusion of Income Taxes under this clause (g) shall not apply if and to the extent that such Income Taxes are imposed solely as a result of (w) the inaccuracy or breach of any of the representations, warranties, covenants or agreements of Lessee in the Operative Documents, (x) an Event of Default, (y) the operation, use, presence or registration of any Item of Equipment in such jurisdiction or (z) the presence of Lessee or Lessee making payments (or having been deemed to have made payments) from or performing any other actions in such jurisdiction;

any Tax imposed on or with respect to any sale or other transfer by such Indemnitee of such Indemnitee's interest in the Aircraft pursuant to Section 25.2 or otherwise, provided that the exclusion in this clause (ii) shall not apply to any sale or transfer that occurs (A) in connection with the exercise of remedies pursuant to an Event of Default, an Event of Loss, or any maintenance, repair, overhaul, pooling, interchange, exchange, removal, replacement, substitution, modification, improvement, or alteration of any Item of Equipment, or (B) at Lessee's request, or (C) pursuant to a requirement in any Operative Document or any applicable Law;

any Tax attributable to the gross negligence or willful misconduct of such Indemnitee or any of its Affiliates;

Taxes in respect of any period (i) prior to commencement of the Lease or (ii) after the expiration or earlier termination of the Lease with respect to the Aircraft and delivery of possession of such Aircraft to Lessor, or placement in storage of such Aircraft at the request of Lessor (or, if such Aircraft is not so delivered or placed in storage, the discharge in full of Lessee’s obligations to pay all amounts then payable by Lessee under the Lease), provided, however, that clause (ii) of this exclusion (a) shall not apply to any Taxes accruing or otherwise related to occurrences or matters arising prior to or simultaneously with the events described in clause (ii) of this exclusion or to Taxes relating to payments made by Lessee to or for the benefit of such Indemnitee under the Lease following the events described in clause (ii) of this exclusion;

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Taxes that are attributable to the breach by such Indemnitee or any of its Affiliates of any its representations, warranties or covenants in any Operative Document except to the extent that such breach arises as a result of any breach by Lessee of a representation, warranty or covenant in any Operative Document;

Taxes resulting from the failure of such Indemnitee to comply with its obligations under Section 21.5 hereof except to the extent that failure arises as a result of any breach by Lessee of a representation, warranty or covenant in any Operative Document or Lessee’s obligations under Section 21.5;

Taxes resulting from the failure of such Indemnitee to be a “United States person” within the meaning of Section 7701(a)(30) of the Code;

Taxes imposed as a result of activities of such Indemnitee in the jurisdiction imposing such Taxes unrelated to the transactions (including the exercise of remedies) contemplated by the Lease;

Taxes imposed against a transferee of such Indemnitee (or a subsequent transferee) to the extent of the excess of such Taxes over the amount of such Taxes that would have been imposed had there not been such a transfer; provided, however, that this clause (i) shall not apply to (A) the extent necessary to make any payment on an After-Tax Basis as described in Section 21.4(c) hereof or (B) a transfer made in connection with any exercise by Lessor of its remedies under Article 24 hereof or applicable Law in the case of an Event of Default;

Taxes that would not have been imposed but for a Lessor’s Lien;

Taxes (for the avoidance of doubt, including interest, penalties, fines and additions to tax) imposed on such Indemnitee as a result of such Indemnitee’s failure to file any return or report that it is legally required to file or to pay any Tax it is legally required to pay unless such failure results from Lessee’s breach of its obligations in any Operative Document;

Taxes to the extent resulting from a failure of such Indemnitee to provide any certificate, documentation or other evidence requested in writing by Lessee and required under applicable Law as a condition to the allowance of a reduction in such Tax, but only if such Indemnitee was legally eligible to provide such certificate, documentation or other evidence without, in such Indemnitee’s good faith judgement, any adverse consequence (other than de minimis costs) to such Indemnitee for which Lessee has not indemnified it in a manner reasonably satisfactory to such Indemnitee;

Taxes imposed on Lessor as a result of its engaging in a “prohibited transaction” within the meaning of Section 4975 of the Code or under Subtitle B of Title I of ERISA; or

Taxes that are imposed solely as a result of or otherwise arise in connection with any financing arrangement between the Lessor or any of its Affiliates and any Financing Party with respect to an interest in the Aircraft.

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No Reduction for Withholding.  Lessee agrees that all amounts payable by Lessee (or by any other Person on account of any obligation of Lessee) pursuant to the Operative Documents shall be paid without any deduction or withholding on account of any Taxes, monetary transfer fees, or other charges or withholdings of any nature, except to the extent that the deduction or withholding of any Tax is required by applicable Law, in which event Lessee shall (i) if such Tax is not an Excluded Tax, pay to the Person entitled to receive such payment (the "Payee") such additional amount as is necessary so that the Payee receives, after such deduction or withholding (including any withholding with respect to such additional amount), an amount equal to the amount that the Payee would have received if such deduction or withholding had not been made and (ii) deliver to Lessor within sixty (60) days after the date of such payment an official receipt of the relevant taxing authority showing that Lessee paid to such taxing authority the full amount of the Tax required to be deducted or withheld.

VAT.  All amounts payable by Lessee pursuant to the Operative Documents are exclusive of VAT.  Lessor and Lessee acknowledge and agree that any VAT that is required by any applicable Law to be paid with respect to any of the transactions, activities or payments contemplated in the Operative Documents is a Tax to which the provisions of this Article 21 apply.

Tax Filings; Information.

Unless otherwise directed or agreed in writing by Lessor, Lessee shall properly prepare and timely file all reports, returns, declarations and other documents (each a "Tax Document") that are required by applicable Law to be filed with any Governmental Authority or other taxing authority with respect to each Indemnified Tax, except to the extent that Lessee is not allowed by applicable Law to file such report, return, declaration or other document, in which case it shall properly prepare and deliver a proposed form of such report, return, declaration or other document to the applicable Indemnitee within a reasonable time prior to time required by applicable Law for such filing.

Lessee shall (i) deliver to Lessor within thirty (30) days after receipt of Lessor's written request, a certificate of an officer of Lessee, in form and substance satisfactory to Lessor, demonstrating compliance with Lessee's covenants in Section 11.5 during the period or periods specified in Lessor's written request, and (ii) deliver to each Indemnitee as soon as reasonably practicable (and in any event within thirty (30) days) after receipt of such Indemnitee's written request therefor, such information and copies of such records and other documents (including, without limitation, the flight log for the Aircraft) maintained or required to be maintained by Lessee or by any other user of any Item of Equipment in the regular course of its business as such Indemnitee may request from time to time to enable such Indemnitee to comply with applicable Tax reporting, audit, audit dispute resolution, and litigation requirements, and if requested by any Indemnitee, make such information, records and other documents available for inspection by such Indemnitee or its authorized representatives during normal business hours upon reasonable advance notice.

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Payment of Taxes and Indemnities.

To the extent required or permitted by applicable Law, Lessee shall pay each Indemnified Tax when due directly to the proper taxing authority, unless otherwise directed or agreed in writing by Lessor.

Except as otherwise provided in Section 21.5, any indemnity payable by Lessee to an Indemnitee shall be paid within ten (10) days after the date on which Lessee receives such Indemnitee's written demand therefor (which demand shall provide a description in reasonable detail of the applicable Indemnified Taxes and the calculation of the amount of the indemnity payment demanded).

All amounts payable by Lessee pursuant to this Article 21 shall be paid on an After-Tax Basis.

Contests.  An Indemnitee shall forward to Lessee any notice such Indemnitee receives from any Person in regard to a proposed imposition or adjustment by any Governmental Authority that would result in a liability for Taxes with respect to which Lessee has liability under this Article 21 promptly after receipt by such Indemnitee; provided, however, that failure to do so shall not eliminate any liability by Lessee to an Indemnitee under this Article 21 except to the extent of additional interest, penalties and the like attributable to such failure or if such failure effectively precludes the ability to conduct a contest of such Taxes.  Such Indemnitee shall consult with Lessee in determining whether to contest such proposed adjustment and the manner of proceeding with such contest (including whether and to what extent to allow Lessee to control the contest and to conduct the contest in its name if permissible under applicable Law or in the name of such Indemnitee); provided, however, that (a) such Indemnitee reserves the right to agree or not to agree to pursue any such contest, (b) Lessee shall keep such Indemnitee informed of the status of the contest and consult with such Indemnitee regarding the manner in which to proceed with such contest, and (c) such Indemnitee reserves the right to agree to any compromise or settlement proposal.  Notwithstanding anything to the contrary contained in this Section 21.5, such Indemnitee shall not be obligated to pursue a contest of any claim unless (i) prior to taking such action Lessee shall have agreed to pay or, in the case of item (C) below, lend on an interest-free basis, to such Indemnitee an amount equal to all out-of-pocket costs and expenses such Indemnitee actually incurs in connection with and reasonably allocable to contesting such claim, including, without limitation, (A) all reasonable legal, accountants’, and investigatory fees and disbursements, (B) the amount of any interest or penalty payable as a result of contesting such claim, and (C) if such contest is to be initiated by the payment of, and the claiming of a refund for, Taxes, sufficient funds to make such payment (and in the event such contest is finally determined adversely, the amount of such loan shall be applied against Lessee’s obligation to indemnify such Indemnitee for the Taxes which relate to such contest), (ii) such proceedings do not involve any material risk or danger of the sale, forfeiture, or loss of any Item of Equipment, or, if there is such a risk, Lessee has provided to such Indemnitee a bond in form and substance reasonably satisfactory to such Indemnitee in an amount sufficient to protect such Indemnitee from any detriment that would be suffered by such Indemnitee as a result of such sale, forfeiture, or loss or has otherwise made provision to protect the interests of such Indemnitee in a manner reasonably acceptable to such Indemnitee, and (iii) no Event of Default shall have occurred and be continuing.  If (X) such Indemnitee shall fail to meet its obligations under this Section 21.5, (Y) such Indemnitee exercises its discretion under clause (a) of the first proviso of this Section 21.5 to not pursue a claim, or (Z) such Indemnitee exercises its discretion under clause (c) of the first proviso of this Section 21.5, Lessee shall be relieved of its liability for such Tax under Section 21.1(a); provided, however, that (XX) Lessee shall not be relieved of liability under clause (X) of

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this Section 21.5 to the extent that Indemnitee’s failure to meet its obligations did not materially affect Lessee’s indemnification obligation hereunder, (YY) Lessee shall not be relieved of liability under clause (Y) of this Section 21.5 to the extent that Indemnitee exercised its right to not agree to pursue a contest and such contest would be reasonably likely to result in a material unindemnified harm to such Indemnitee as determined in such Indemnitee’s reasonable discretion, and (ZZ) Lessee shall not be relieved of liability under clause (Z) of this Section 21.5 to the extent that Indemnitee exercised its right to not agree to any compromise or settlement proposal and such exercise was reasonable.  In any case described in the immediately preceding sentence, such Indemnitee shall promptly return any amounts previously advanced by Lessee for the payment of the Taxes which were the subject of the contest; provided, however, that in a case described in clause (Z) above, such Indemnitee shall be obligated to repay Lessee only to the extent of the excess of the amounts previously advanced by Lessee over the amount of such settlement to which Lessee did not withhold its consent.

Refunds.  If Lessor shall obtain a refund of all or any part of any Taxes which Lessee shall have paid or for which Lessee shall have reimbursed an Indemnitee, such Indemnitee shall, within twenty (20) days of the receipt of the payment described above, pay to Lessee an amount equal to the sum of the amount of such payment received by such Indemnitee which is fairly attributable to any Taxes paid or reimbursed by Lessee to such Indemnitee; provided, however, that no such amounts shall be payable if and so long as an Event of Default shall have occurred and be continuing or before such time as Lessee shall have made all payments or indemnities theretofore due under this Lease.

Non-Parties.  If an Indemnitee is not a party to this Lease, Lessee may require such Indemnitee to agree in writing, in a form reasonably acceptable to Lessee, to the terms of this Article 21 prior to making any payments to such Indemnitee under this Article 21.

Survival.  The respective obligations of Lessee under this Article 21 shall remain in full force and effect notwithstanding the occurrence of the Termination Date.

RETURN OF AIRCRAFT

Time and Place.  On the Scheduled Termination Date (or, if applicable, the Termination Date if such date is prior to the Scheduled Termination Date) and unless the Aircraft has suffered an Event of Loss, Lessee, at its own expense, shall Return the Aircraft to Lessor at the Redelivery Location.  Lessor and Lessee shall evidence Lessor's acceptance of Return of the Aircraft, and any exceptions thereto, by executing a Return Acceptance Certificate.  Unless a Default or an Event of Default shall have occurred and be continuing or unless this Lease shall have been cancelled by Lessor pursuant to Article 24, upon such execution and delivery, this Lease shall terminate, with neither party hereto having any further liability to the other hereunder except for those Obligations which specifically survive the expiration, cancellation or termination of this Lease or as are otherwise reserved in accordance with such Return Acceptance Certificate. If an Event of Default occurs by Lessee failing to complete Return on the Scheduled Termination Date or if an Event of Default occurs prior to or after the Scheduled Termination Date and Lessor exercises its remedy to thereafter repossesses the Aircraft, Lessee is nonetheless obligated to comply, and to have the Aircraft comply, with the return requirements set forth in this Article 22 on the date of actual Return or repossession by Lessor.

Condition.  Upon return of the Aircraft pursuant to Section 22.1, Lessee shall comply with the requirements of Appendix 2E and Lessee shall return the Aircraft in a condition in compliance with the provisions of this Lease, including this Article 22, and Appendix 2E.

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Lessee's Continuing Obligations.

If Lessee shall, for any reason whatsoever, fail to return the Aircraft in a timely manner in the condition specified in this Lease, the Obligations of Lessee shall continue and the Lease Term shall be deemed to be extended, day-to-day, until Return of the Aircraft; provided, that Lessee may not, during such extension period use the Aircraft for any flight operations and this Section 22.3 will not be construed as permitting or authorizing Lessee to fail to meet, or consenting to or waiving any failure by Lessee to perform, the Obligation to return the Aircraft in accordance with the requirements of this Lease or limiting Lessor’s rights under any Operative Document.

If the Aircraft is not returned to Lessor in accordance with this Lease on the Scheduled Termination Date (or, if applicable, the Termination Date if such date is prior to the Scheduled Termination Date), then Lessee shall be obligated to pay an amount (the "Holdover Compensation") equal to the sum calculated by addition of the following amounts: (i) 150% of the Basic Rent prorated on a daily basis for each day during the period from the Scheduled Termination Date (or, if applicable, the Termination Date if such date is prior to the Scheduled Termination Date) through and including the date the Aircraft is returned to Lessor in the condition specified herein (the "Holdover Period"), plus (ii) Utilization Rent accrued during each day of the Holdover Period, with Utilization Rent paid on a monthly basis, prorated on a daily basis payable for each day of the Holdover Period, plus (iii) any and all costs incurred by Lessor to cause the Aircraft to comply with the return condition requirements of this Lease, plus (iv) reasonable legal fees and expenses incurred by Lessor as a result of such breach by Lessee and any legal fees and expenses incurred as a result Lessor’s enforcement of this Section 22.3. The Holdover Compensation is liquidated damages and not a penalty and, if elected by Lessor as its remedy for Lessee’s breach of this Lease, shall be Lessor’s exclusive remedy for such Lessee breach.

In connection with the foregoing, (i) the Holdover Period shall continue and Holdover Compensation shall thereby continue to accrue, notwithstanding the return of possession of the Aircraft to Lessor, for so long as the Aircraft fails to satisfy the return condition requirements of this Lease, (ii) the parties acknowledge and agree that the amount of the Lessor’s loss caused by Lessee’s failure to return the Aircraft to Lessor when and in the condition specified herein is incapable or difficult of precise estimation and that the amount of the Holdover Compensation payable under Section 22.3(b) is reasonable in proportion to the probable loss to Lessor; and (iii) while Lessor shall be entitled to elect its remedies pursuant to Article 24 of this Lease, under no circumstance shall Lessor be entitled to recover both the Holdover Compensation and Lessor’s actual damages in respect of the breach resulting from Lessee’s failure to timely return the Aircraft in the condition required by this Lease.

Legal Status Upon Return.  At Return, the Aircraft shall be:

free and clear of all Liens, except Lessor's Liens; and

duly registered in the name of Owner.

Airport and Navigation Charges.  Lessee shall ensure that upon Return any and all airport, navigation and other similar charges in connection with the use and operation of the Aircraft or any other aircraft operated by or in Lessee's fleet of aircraft which give rise or would if unpaid give rise to any Lien in relation to the Aircraft or any Item of Equipment have been paid and discharged in full and will at Lessor's request produce evidence thereof reasonably satisfactory to Lessor.

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Lessor Termination Payment to Lessee.  Provided no Default or Event of Default has occurred and is continuing, Lessor shall, not later than thirty days following the termination of this Lease and the satisfaction by Lessee, in full, of its Obligations and the Related Obligations (including any Obligations to correct discrepancies identified in the Return Acceptance Certificate), pay to Lessee an amount equal to the Commitment Fee net of any withholding or other Taxes on such payment.

EVENTS OF DEFAULT

Any one or more of the events set forth in Appendix 2H shall constitute an "Event of Default" under this Lease.

Lessee hereby acknowledges that the occurrence of any one of the Events of Default would represent a repudiatory breach by Lessee of the Obligations and this Lease.

LESSOR'S RIGHTS AND REMEDIES FOLLOWING AN EVENT OF DEFAULT

At any time after the occurrence and continuation of an Event of Default Lessor shall have such rights and remedies and Lessee shall have such obligations as set forth in Appendix 2I.

ASSIGNMENT AND TRANSFER

No Assignment by Lessee.  Lessee shall not transfer, assign, novate, mortgage or complete any other such or similar transfer of any interest in this Lease or any of its rights hereunder or in any Item of Equipment, and any such purported assignment shall be void ab initio.

Transfer of Lessor's and/or Owner's Interests.  Each of Lessor, Owner, any  Owner Participant and any Financing Party may at any time and without Lessee's consent transfer to any Person (a "Transferee") the Aircraft and/or any Item of Equipment and/or all or any of its rights and obligations under this Lease and the other Operative Documents to which it is a party.

Cooperation with Transfers.  Lessee shall do such things and execute such documents as may be reasonably requested of it to give effect to a transfer contemplated by Section 25.2 including (a) entering into an assignment and assumption agreement or novation deed with the Transferee in form and substance reasonably satisfactory to Lessee, (b) providing Lessor scheduling and routing information for the Aircraft or the Item of Equipment being transferred, and (c) making such amendments to the Insurances effected in respect of the Aircraft so as to ensure continued compliance with the requirements of Article 19 with regard to the interests of such Transferee and any new Financing Parties and shall provide to Lessor updated documentation evidencing such amendments; provided that in connection with the foregoing Lessee shall have no greater obligation or liability nor shall Lessee's rights be diminished under this Lease and the other Operative Documents as a result of such transfer (provided that an increase in the number of Indemnitees and additional insureds as a consequence of any such transfer shall not, of itself, constitute an increase in Lessee's obligations), including, but not limited to laws relating to withholding tax on lease payments, based on current laws in effect at the time of such transfer, than it would have had if such transfer had not taken place and none of Lessee’s rights shall be diminished. Lessee acknowledges that an increase in the number of Indemnitees shall not, of itself, constitute an increase in Lessee’s obligations hereunder. Lessee’s reasonable out-of-pocket costs (including reasonable attorney’s fees) incurred to provide the cooperation required by this Section 25.3 shall be reimbursed to Lessee following demand for the same together with such supporting documentation as may be reasonably requested by Lessor.

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Financings.  At Delivery the Aircraft will be subject to the Existing Financing. From and after Delivery, Owner, Lessor and any Owner Participant may at any time and without Lessee's consent enter into any financing arrangements (which may include the conversion of the lease transaction contemplated by this Lease to a "leveraged lease" structure, a "head‑lease, sub‑lease" or other lease structure) with respect to the Aircraft pursuant to which (a) Lessor may assign its rights under this Lease and the other Operative Documents (by way of security) to Owner or to any Financing Parties and (b) Owner may execute a mortgage over the Aircraft in favor of the Financing Parties.  Such financing arrangements may also take the form of a securitization (a "Securitization") involving one or more loans from one or more financial institutions (each a "Lender"), and/or with notes, loan certificates, or pass through certificates issued pursuant to an indenture with a trustee (the "Trustee"), which notes, loan certificates or pass through certificates may be guaranteed (in whole or in part) by one or more guarantors.

Cooperation with Financings.  Lessee shall cooperate with Lessor and do such things and execute such documents and make such filings and registrations in the State of Registration as may be requested of it by Lessor and/or Owner in order to protect the interests of the Financing Parties and/or Owner in connection with the Existing Financing or any financing contemplated by Section 25.4 including, without limitation, (a) executing an acknowledgement of any assignment of Lessor's rights under this Lease in favor of Owner or any relevant Financing Party, on terms customary in aircraft financing transactions or Securitizations, (b) providing Lessor scheduling and routing information for the Aircraft or any Item of Equipment being financed, (c) making such amendments to this Lease and any of the other Operative Documents and executing such additional documents, as may be reasonably be requested by Lessor in connection with the Securitization and (d) making such amendments to the Insurances maintained in respect of the Aircraft to ensure continued compliance with the requirements of Article 19 with regard to the interests of Owner and any such Financing Party, and shall provide to Lessor updated documentation evidencing such amendments; provided that in connection with the foregoing Lessee shall have no greater obligation or liability nor shall Lessee's rights be diminished under this Lease and the other Operative Documents as a result of such financing (provided that an increase in the number of Indemnitees and additional insureds as a consequence of any such financing shall not, of itself, constitute an increase in Lessee's obligations), including but not limited to laws relating to withholding tax on lease payments, based on current laws in effect at the time of such transfer, than it would have had if such transfer had not taken place.  Lessee acknowledges that an increase in the number of Indemnitees shall not, of itself, constitute an increase in Lessee’s obligations hereunder.  Lessor shall comply with its obligations under Sections 10.2 and, if applicable, 12.12(a)(ii) with respect to any financing pursuant to Section 25.4.  Lessee’s reasonable out-of-pocket costs (including reasonable attorney’s fees) incurred to provide the cooperation required by this Section 25.5 shall be reimbursed to Lessee following demand for the same together with such supporting documentation as may be reasonably requested by Lessor. In the event of any such financing arrangement (other than the Existing Financing), Lessor shall use good faith efforts to obtain a quiet enjoyment letter a form reasonably acceptable to Lessee, Lessor and the lender.

LAW AND JURISDICTION

Governing Law.  THIS LEASE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NEW YORK, U.S.A. APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT REGARD FOR CONFLICT OF LAW PRINCIPLES OTHER THAN THE PROVISIONS OF SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

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Consent to Jurisdiction.  Lessee hereby irrevocably consents that any legal action or proceeding against it or any of its assets with respect to this Lease may be brought in any jurisdiction where Lessee or any of its assets may be found, or in any court of the State of New York or any Federal court of the United States of America located in New York, New York, located in the Borough of Manhattan, United States of America, as Lessor may elect, and by execution and delivery of this Lease Lessee hereby irrevocably submits to and accepts with regard to any such action or proceeding, for itself and in respect of its assets, generally and unconditionally, the jurisdiction of the aforesaid courts.

Jurisdiction and Forum.  Lessee agrees that final judgment against Lessee in any action or proceeding in connection with this Lease shall be conclusive and may be enforced in any other jurisdiction within or outside the United States of America by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and the amount of Lessee's indebtedness.  Lessee hereby irrevocably waives, to the fullest extent permitted by Law, any objection which Lessee may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Lease brought in the State of New York, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in the State of New York has been brought in an inconvenient forum.  To the extent that Lessee may in any jurisdiction in which proceedings may at any time be taken for the determination of any question arising under or for the enforcement of this Lease (including any interlocutory proceedings or the execution of any judgment or award arising therefrom) be entitled to claim or otherwise be accorded for itself or its property, assets or revenues immunity from suit or attachment (whether in aid of execution, before judgment or otherwise) or other legal process, and to the extent that in any such jurisdiction, there may be attributed to Lessee, or its property, assets or revenues such immunity (whether or not claimed), Lessee hereby irrevocably agrees not to claim and waives such immunity to the fullest extent permitted by the Law of such jurisdiction.

Waiver of Jury Trial.  THE LESSEE AND THE LESSOR HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH THEY ARE BOTH PARTIES INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS LEASE, ANY OF THE OPERATIVE DOCUMENTS OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

Waiver of Immunity.  Each party to this Lease agrees that in any legal action or proceedings against it or its assets in connection with this Lease and/or any other Operative Document no immunity from such legal action or proceedings (which shall include, without limitation, suit, attachment prior to judgment, other attachment, the obtaining of judgment, execution or other enforcement) shall be claimed by or on behalf of it or with respect to its assets, irrevocably waives any such right of immunity which it or its assets now have or may hereafter acquire or which may be attributed to it or its assets and consents generally in respect of any such legal action or proceedings to the giving of any relief or the issue of any process in connection with such action or proceedings including, without limitation, the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order of judgment which may be made or given in such action or proceedings.

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MISCELLANEOUS

Severability and Illegality.

Severability.  Any provision of this Lease prohibited by or unlawful or unenforceable under any applicable Law actually applied by any court of competent jurisdiction shall, to the extent required by such Law, be severed from this Lease and rendered ineffective so far as is possible without modifying the remaining provisions of this Lease.

Illegality.

If at any time there is a change in any applicable Law binding upon Lessee or Lessor in its State of Organization or where it has its principal office or in any jurisdiction which any action is required to be performed by it for the purposes of any Operative Document which renders, or which will render, it unlawful for such party to perform any of its obligations or to exercise any of its rights under any Operative Document (an "Illegality Event") and the parties are not able to restructure the transaction in accordance with Section 27.1(b)(iii), Lessor or Lessee (as the case may be) shall forthwith notify the other party hereto and Lessor or Lessee (as the case may be) shall be entitled by written notice (the "Illegality Notice") to the other party, either:

(A)to terminate its obligation to lease, or take on lease, the Aircraft pursuant to the terms of this Lease; or

(B)if such event occurs after the Delivery Date, to terminate the Lease Term,

in each such case, on the Relevant Date.

In Section 27.1(b) "Relevant Date" means the later to occur of:

(A)the date of the Illegality Notice; and

(B)a future date specified in the Illegality Notice being prior to the date on which the Illegality Event takes effect.

Lessor and Lessee shall, for a period of ninety (90) days from the date Lessor or Lessee becomes aware that an Illegality Event will arise or has arisen, or such shorter period ending on the Business Day prior to the date on which such Illegality Event takes effect, and provided that no Event of Default has occurred and is continuing, negotiate in good faith and take all commercially reasonable steps (subject to Section 27.1(b)(iv) below) which are available to mitigate the effects of such Illegality Event, with a view to restructuring the transaction in a manner such that the leasing of the Aircraft to Lessee may continue on the same commercial terms as under this Lease, including, without limitation, by way of amendment, novation or replacement to any Operative Document, or termination of, any Operative Document.

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Bombardier CL-600-2C10; MSN 10070

Nothing in Section 27.1(b)(iii) above shall, or shall be construed so as to, oblige Lessor or Lessee to take any mitigating steps (including, without limitation, omitting to act) if, in its reasonable opinion, to do so:

(A)would or would be likely to involve it in any unlawful activity or any activity that is contrary to any Law; or

(B)unless indemnified to its satisfaction, would involve it in any cost, loss, liability or Tax disadvantage; or

(C)would be prejudicial to it, the Aircraft or the other Indemnitees.

The cost of any mitigation pursuant to this Section 27.1(b) shall be for the account of Lessee.

If Lessor or Lessee shall have terminated the Lease Term or its obligation to lease, or take on lease, the Aircraft pursuant to the terms of this Lease in accordance with Section 27.1(b)(i), then on the Relevant Date, Lessee shall:

(A)	return the Aircraft to Lessor in accordance with the provisions of Article 22 if the Aircraft has been delivered to Lessee under this Lease; and
(B)

pay to Lessor the amounts provided in Section 24.1 of Appendix 2I, clauses (f), (g) and (h), and Section 24.3 of Appendix 2I as if references therein to an "Event of Default" were to the termination of the Lease Term pursuant to Section 27.1(b)(i).

Amendments.  No term or provision of this Lease may be amended, modified, waived, discharged or terminated orally, but only by a written instrument signed by Lessor and Lessee.

Lessor's Right to Perform; Lessor's Right to Delegate and Servicer.

If Lessee fails to perform or comply with any Obligations, Lessor shall have the right, but not the obligation, to discharge such obligation, and the amount of such payment made and the expenses of Lessor incurred in connection with such discharge shall be payable by Lessee upon demand, together with interest at the Past Due Rate from the date such expenses were incurred.

Lessor may delegate to any Person or Persons (the "Servicer") all or any of the rights, powers or discretions vested in it by this Lease or any of the other Operative Documents, and any such delegation may be made upon such terms and conditions and subject to such regulations (including the power to sub-delegate) as Lessor in its absolute discretion deems fit.  Upon notice to the Lessee of the appointment of such a Servicer, such Servicer may act as Lessor's or Owner's servicer for all matters related to this Lease and the Aircraft, and Lessee agrees that it shall communicate with and deal with such Servicer with respect to all such matters as if the Servicer were the Lessor under this Lease.

Counterparts.  This Lease may be executed simultaneously in counterparts and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  To the extent, if any, that this Lease constitutes

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Bombardier CL-600-2C10; MSN 10070

chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction) no security interest in this Lease may be created through the transfer or possession of any counterpart other than the counterpart which has been marked "Original" on the signature page thereof.

Delivery of Documents by Electronic Means.  Delivery of an executed counterpart of this Lease or of any other documents in connection with this Lease by fax or other electronic image file will be deemed as effective as delivery of an originally executed counterpart.  Any party delivering an executed counterpart of this Lease or other document by fax or other electronic image file will also deliver an originally executed counterpart, but the failure of any party to deliver an originally executed counterpart of this Lease or such other document will not affect the validity or effectiveness of this Lease or such other document.

Survival.  The representations, warranties, covenants, agreements and indemnities (including, without limitation, the indemnities contained in Articles 18, 21 and 24) of Lessee and Lessor set forth in this Lease, and Lessee's and Lessor's obligations hereunder, shall survive the Termination Date to the extent required for full performance and satisfaction thereof.

Entire Lease.  This Lease (including all Appendices) and the other Operative Documents executed pursuant hereto constitute the entire agreement between Lessor and Lessee regarding the Aircraft and any prior or contemporaneous written or oral understandings with regard to the subject matter hereof are superseded hereby in their entirety.

Successors and Assigns.  Subject to the provisions of Article 25, the terms and provisions of this Lease and each other Operative Document shall be binding upon and inure to the benefit of Lessor and Lessee and their respective successors and permitted assigns.

Transaction Costs.  Whether or not the transactions contemplated hereby are consummated, each party hereto agrees to pay its own costs and expenses incurred in connection with the preparation, execution and delivery of this Lease and any other documents delivered in connection herewith, including without limitation the fees, expenses and disbursements of counsel, except as otherwise expressly set forth herein.  Lessee shall pay all costs of FAA Counsel in relation to this Lease and other Operative Documents.  Lessee agrees to pay Lessor the reasonable costs and expenses (including attorneys' fees and disbursements) incurred by Lessor in connection with the entering into or giving or withholding of any future waiver, supplement or amendment or other action with respect to the Lease or any other document delivered in connection therewith that Lessee may request, except in the case of an Event of Default in which case all of such costs shall be at the expense of Lessee.

Time is of the Essence.  Time and strict and punctual performance are of the essence with respect to each provision of this Lease.

Language.

This Lease is in the English language and all notices, opinions, financial statements and other documents given under this Lease shall be provided in the English language or, if not submitted in the English language, shall be accompanied by one certified copy of an English translation thereof for each copy of the foregoing so submitted.

If this Lease or any other Operative Document is required to be translated into another language for the purposes of any filing or registration, (i) Lessee shall procure and pay for any

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Bombardier CL-600-2C10; MSN 10070

such translation, and (ii) the English version shall prevail in the event of any conflict with any such non-English version

No Rights of Third Parties.  No third parties, other than Indemnitees (including the Security Trustee in its capacity as an Indemnitee or otherwise) and Affiliates of Lessor, are intended to nor shall they be deemed to have a right to (x) benefit from, or (y) seek to enforce, any of the provisions of this Lease.

Delegation.  Lessor may delegate to any appropriately licensed and/or experienced person(s) all or any of the rights, powers or discretions vested in it by this Lease or any other Operative Document and any such delegation may be made upon such terms and conditions as between such person and Lessor as Lessor in its absolute discretion may determine.

Further Assurances Lessee shall from time to time do and perform such other and further acts and execute and deliver any and all such further instruments as may be required by law or reasonably requested in writing by Lessor to establish, maintain and protect the rights and remedies of Lessor and to carry out and effect the intent and purposes of this Lease and the other Operative Documents.

Rights at Law.  Nothing contained in any Operative Document shall be construed to limit in any way any right, power, remedy or privilege of Lessor hereunder or under any other Operative Document or now or hereafter existing at law or in equity.  Each and every right, power, remedy and privilege of Lessor under the Operative Documents (i) shall be in addition to and not in limitation of, or in substitution for, any other right, power, remedy or privilege under any Operative Document or at law or in equity, (ii) may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by Lessor and (iii) shall be cumulative and not mutually exclusive and the exercise of one shall not be deemed a waiver of the right to exercise any other.

Confidentiality.

During the Lease Term all Information shall remain confidential and the parties hereto and their respective Affiliates will use their respective reasonable efforts not to disclose the Information to any other Person without prior written consent of each other party, which consent shall not be unreasonably withheld or delayed; provided, that Lessor and Lessee may, without the consent of each other party, disclose the Information in any of the following situations:

To directors, officers, employees, permitted assigns and agents of Lessor, Lessee or any Affiliate (direct or indirect) of any of such parties; or

To directors, officers, employees, permitted assigns and agents of United in connection with the Lessor’s Capacity Purchase Agreement or the Lessee’s Capacity Purchase Agreement; or

To auditors, accountants or legal advisors of Lessor, Lessee or any Affiliate (direct or indirect) of any of such parties; or

To actual or potential lenders/Financing Parties, purchasers or other permitted assigns of Lessor, or any Affiliate of any of such parties, including but not limited to providing financial information about Lessee to potential lenders/Financing Parties to, and purchasers from, Lessor, provided that, upon the request of Lessee, such potential

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Bombardier CL-600-2C10; MSN 10070

lenders/Financing Parties will agree to keep such Information confidential in a manner similar to the provisions hereunder and that their access to Information is solely for purposes of evaluating an investment in or other financing of the Aircraft, or such purchaser provides to Lessee a confidentiality agreement in a form reasonably acceptable to Lessee; or

To rating agencies with respect to ratings of Lessor, Owner or an Owner Participant (if any) or a related Securitization; or

To such other parties as Lessor or Lessee may reasonably believe to be required by law, by government regulation or order (including, without limitation any regulation or order of a bank regulatory agency), by subpoena or by any other legal process.

Notwithstanding any of the foregoing, Information will not be considered confidential, and Lessor and Lessee and their respective Affiliates may disclose any item of the Information without restriction in any of the following circumstances, if such item:

is publicly available (either to the general public or to any relevant trade or industry) prior to any party's receipt of it from another party hereto;

is thereafter made publicly available (either to the general public or to any relevant trade or industry) by another party hereto or by a third party which is entitled to make such item publicly available;

becomes available to any party hereto on a non-confidential basis from a source which has represented to such party that such source is entitled to disclose it; or

was known to any party hereto on a non-confidential basis prior to its disclosure to such party by another party hereto.

Notices.  All notices provided for herein shall be in writing and shall be deemed to have been given when delivered personally, or if deposited in the mail or with a courier service, when received, to the addressees appearing in paragraph 6 of Appendix 2B or to such other address as any party may designate for itself by written notice to the other party or parties.

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Bombardier CL-600-2C10; MSN 10070

IN WITNESS WHEREOF, Lessor and Lessee have each caused this Lease to be duly executed by their authorized representatives as of the ___ day of ______, 2021.

GOJET AIRLINES LLC	MESA AIRLINES, INC.
Lessee	Lessor

By:	By:

Name:	Name:

Title:	Title:

TO THE EXTENT IF ANY THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST IN THIS DOCUMENT MAY BE PERFECTED THROUGH THE POSSESSION OF ANY ORIGINAL OR COPY HEREOF OTHER THAN THAT MARKED "CHATTEL PAPER ORIGINAL".

Bombardier CL-600-2C10; MSN 10070	Signature Page

CHATTEL PAPER ORIGINAL

IN WITNESS WHEREOF, Lessor and Lessee have each caused this Lease to be duly executed by their authorized representatives as of the ___ day of ______, 2021.

GOJET AIRLINES LLC	MESA AIRLINES, INC.
Lessee	Lessor

By:	By:

Name:	Name:

Title:	Title:

TO THE EXTENT IF ANY THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST IN THIS DOCUMENT MAY BE PERFECTED THROUGH THE POSSESSION OF ANY ORIGINAL OR COPY HEREOF OTHER THAN THAT MARKED "CHATTEL PAPER ORIGINAL".

Bombardier CL-600-2C10; MSN 10070	Chattel Paper Original Signature Page

Appendix 1

to Aircraft Lease Agreement

DEFINITIONS

"Acceptance Certificate" means the acceptance certificate executed and delivered by Lessee to Lessor at Delivery in the form of Appendix 3.

"Additional Insureds" means the Indemnitees and each of them.

"Aeronautics Authority" means the Federal Aviation Administration of the United States or such other governmental department, bureau, commission or agency that under the Law of the State of Registration shall from time to time have control or supervision of civil aviation in that state or have jurisdiction over the registration, airworthiness, operation, or other matters relating to, the Aircraft.

"Affiliate" means any other Person directly or indirectly controlling, directly or indirectly controlled by or under direct or indirect common control with the Person specified.

"After-Tax Basis" means, with respect to any indemnity or other amount (an "Amount") which is required by any Operative Document to be paid on an "After-Tax Basis" by Lessee (or by any other Person under the Operative Documents) to any Indemnitee (or to any other Person for the account or benefit of any Indemnitee), payment of such Amount supplemented by a further payment or payments that will, in the good faith determination of the Indemnitee, leave the Indemnitee and its Affiliates with a net economic realization equal to the Amount, after considering the net amount of all Taxes imposed on any Indemnitee with respect to the receipt or accrual of the Amount and such supplemental payments (taking into account any deductions, credits and other Tax benefits actually realized by such Indemnitee as a result of the events and circumstances giving rise to such payments in or prior to the year of such payments).

"Agreed Value" means, with respect to the Aircraft, the amount set forth in Appendix 2B, paragraph 4.2.

"Aircraft" means, as the context may require, the Airframe together with (i) the Engines, whether or not installed on the Airframe, (ii) all Parts or components thereof, (iii) spare parts or ancillary equipment or devices furnished with the Airframe or the Engines under this Lease, (iv) all items of equipment and other property, tangible and intangible, described in the Acceptance Certificate delivered on the Delivery Date and not otherwise described in the preceding portions of this definition, (v) all Aircraft Documents, (vi) all substitutions, replacements and renewals of any and all thereof, and (vii) all alterations, modifications and additions which may be made to, installed on or incorporated into the Aircraft, including but not limited to, those required pursuant to any Airworthiness Directive.

"Aircraft Documents" means, whether in paper, photographic, digital, electronic or other medium, (i) the manuals and records identified in the attachments to the Acceptance Certificate hereto and all other records and documentation pertaining to the Aircraft and delivered with the Aircraft on the Delivery Date and (ii) all other Required Approvals, records and documentation generated during the Term that are related to the maintenance, inspections and alterations, modifications and additions accomplished during the Lease Term with respect to the Aircraft.

App 1-1

Bombardier CL-600-2C10; MSN 10070		APPENDIX 1

"Airframe" means the Bombardier Inc. Canadair Regional Jet CL-600-2C10 aircraft (except for the Engines) as more specifically described in the Lease Supplement, together with the APU, all Landing Gear and any and all Parts.

"Airworthiness Directive" or "AD" means any airworthiness directive issued by the Certificating Authority, in addition to any airworthiness directive issued by the Aeronautics Authority, each to the extent the same is applicable to the Aircraft and/or any Item of Equipment.

"Approved Maintenance Organization" means a maintenance facility approved by the Aeronautics Authority and also by the FAA pursuant to FAR Part 145 and/or the EASA pursuant to EASA Part-145 for the performance of maintenance, testing, inspection, repair, overhaul or modification on the Aircraft or any Item of Equipment.

"APU" means the auxiliary power unit installed in the Airframe on the Delivery Date, or any replacement thereof made pursuant to this Lease, together, in any case, with any and all Parts which are from time to time incorporated in or attached to such auxiliary power unit and any and all Parts removed therefrom.

"APU Restoration" means the completion of an APU overhaul having a workscope that meets the minimum standard for an overhaul as defined in the APU Manufacturer’s maintenance manual or other applicable APU Manufacturer issued publication applicable to the APU.

"Basic Rent" shall mean the rent payable for the Aircraft for each Rent Period under this Lease in the amount set forth in paragraph 1 of Appendix 2B; provided that for any Rent Period that is less than a complete calendar month such amount shall be apportioned pro-rata based on the number of days in such Rent Period and the number of days in the relevant calendar month.

"Business Day" means any day (other than Saturday or Sunday) on which banks are open for business in Phoenix, Arizona, and St. Louis, Missouri, United States of America.

"C-Check" means the accomplishment of (a) Tasks that, at the time of such C-Check, would require accomplishment prior to the next due C-Check based upon the interval for each such Task in the MPD, and (b) the rectification of each defect discovered during the accomplishment of such Tasks.

"Cape Town Convention" means, together, the official English text of each of the Convention on International Interests in Mobile Equipment (the "Convention") and the Protocol thereto on Matters Specific to Aircraft Equipment (the "Protocol") each as opened for signature on 16 November 2001 at Cape Town, South Africa.

"Certificating Authority" means the FAA.

"Certificating Authority Form" means an FAA Form 8130-3 or EASA Form One or any successor to either such forms.

"Change of Control" means the occurrence of any of the following events: (a) the sale of all or substantially all of the assets of Lessee in one or more related transactions; (b) any merger, consolidation or acquisition of Lessee with, by or into another entity or person; or (c) any change in the ownership or

App 1-2

Bombardier CL-600-2C10; MSN 10070		APPENDIX 1

control of more than fifty percent (50%) of the voting capital stock or interests of Lessee in one or more related transactions.

"Claims" means any and all claims, damages, losses, liabilities, demands, suits, judgments, causes of action, legal proceedings, whether civil or criminal, penalties, fines and other sanctions, and any reasonable attorney's fees and other reasonable costs and expenses in connection therewith or in establishing the right to indemnification hereunder, including any of the foregoing arising or imposed with or without the fault or negligence of any Indemnitee (whether passive or active) or under the doctrine of strict or absolute liability.

"Commitment Fee" means the amount set forth in paragraph 2 of Appendix 2B.

"Cycle" means one take-off and landing of the Aircraft (or in respect of any Engine, Landing Gear, or Part, an aircraft on which such Engine, Landing Gear, or Part is (or was) then currently installed).

"Default" means any event, condition or circumstance which, with the lapse of time and/or the giving of notice and/or determination of materiality and/or fulfillment of any other condition stipulated herein (or any combination of the foregoing) would constitute an Event of Default.

"Delivery" means the delivery of the Aircraft by Lessor to Lessee in accordance with this Lease and which shall be evidenced by execution and delivery of the Lease Supplement and the Acceptance Certificate.

"Delivery Date" means the date on which Delivery occurs.

“Delivery Inspection” has the meaning set forth in Appendix 2D.

"Delivery Location" means Lessor’s facilities at Dulles International Airport.

"Documents Loss" means the loss or destruction of the Aircraft Documents or any of them.

"Dollars" or "$" means the lawful currency of the U.S.

"EASA" means the European Aviation Safety Agency, an agency of the European Union having responsibility for aviation safety, regulation and oversight of member states of the European Union, or any Person, governmental department, bureau, commission or agency succeeding to the functions of the European Aviation Safety Agency.

"Engine(s)" means each of the engines identified in the Lease Supplement, or any replacement of any thereof made pursuant to this Lease, together, in any case, with any and all Parts which are from time to time incorporated in or attached to any such Engine and any and all Parts removed therefrom.

"Engine Loss" means the occurrence of (a) an Event of Loss with respect to an Engine only (whether or not installed on the Airframe) or (b) any divestiture or impairment of any right, title or interest of Lessor in or to an Engine as a result of the installation of such Engine on any other airframe.

"Engine Restoration" means the completion of an engine shop visit having a workscope that at a minimum, (i) includes a complete refurbishment or full overhaul of the high pressure turbine and

App 1-3

Bombardier CL-600-2C10; MSN 10070		APPENDIX 1

combustion section of the relevant Engine, and that otherwise meets the minimum standard for a performance restoration as defined in the Engine Manufacturer’s workscope planning guide or other applicable Engine Manufacturer issued publication applicable to the Engine, and (ii) restores the life of such Engine to have on-condition release target of no less than 4,000 Cycles estimated to remain until the next restoration thereof satisfying this definition.

"Engine Swap Amendment" means that certain Lease Supplement Amendment No. __ (Engine Swap) substantially in the form set forth in Appendix 7.

"Event of Default" means those events and circumstances referenced in Article 23.

"Event of Loss" means, with respect to any Item of Equipment (excluding Parts), any of the following events:

the agreed, actual, arranged, compromised or constructive total loss of such Item (including any damage to the same which results in an insurance settlement on the basis of a total loss, or requisition for use or hire of the same which results in an insurance settlement on the basis of a total loss); or

the destruction or damage that permanently renders such Item to be unfit for normal use for any reason whatsoever; or

the requisition of title or other compulsory acquisition, requisition, appropriation, expropriation, deprivation, condemnation or confiscation for any reason of such Item by a Governmental Authority or other competent authority, whether de jure or de facto, but shall exclude requisition for use or hire not involving requisition of title of such Item; or

the hijacking, theft, or disappearance of such Item (i) for a period of sixty (60) days or more or (ii) if earlier, beyond the earlier of the Scheduled Termination Date and the Termination Date; or

the condemnation, confiscation, capture, deprivation, seizure or requisition for use or hire of the Airframe by the Aeronautics Authority or any Governmental Authority (other than where the same amounts to the circumstances provided in clause (c)) which deprives any Person entitled to have possession and/or use of the Item of its possession and/or use (i) for more than a period of sixty (60) consecutive days or (ii) if earlier, beyond the earlier of the Scheduled Termination Date and the Termination Date.

An Event of Loss with respect to the Aircraft shall be deemed to have occurred if an Event of Loss occurs with respect to the Airframe.

"Event of Loss Date" means (a) with respect to any Event of Loss set forth in paragraph (a) of the definition thereof, the earliest of (i) the date of actual loss, (ii) the date on which the loss is agreed, arranged or compromised by or with the agreement of the insurers and (iii) thirty days after the date of notice to Lessee's brokers or insurers claiming the loss, (b) with respect to any Event of Loss set forth in paragraph (b) or (c) of the definition thereof, the date such event, condition or circumstance occurs or, if such date is not known, the date on which the relevant property was last known to exist, or (c) with respect to any

App 1-4

Bombardier CL-600-2C10; MSN 10070		APPENDIX 1

Event of Loss set forth in paragraph (d) or (e) of the definition thereof, the earlier of (i) the date on which insurers make payment on the basis of an Event of Loss and (ii) the expiration of the period, or the continuation of the condition or circumstance beyond the date, described therein.

"Event of Loss Proceeds" means the proceeds of any insurance required to be maintained by Lessee hereunder, or any compensation or similar payment arising, in respect of an Event of Loss.

"Excluded Tax(es)" means any Tax described in Section 21.1(b) of this Lease.

"Existing Financing" means the financing of, inter alia, the Airframe and one (1) General Electric model CF34-8C5B1 engine bearing manufacturer's serial number 965301 pursuant and subject to the terms and conditions of that certain Credit Agreement, dated as of June 5, 2019, among the Lessor, as borrower, the lenders named therein, Cortland Capital Market Services LLC, as administrative agent, and the initial Security Trustee.

"Existing Mortgage" means that certain Mortgage and Security Agreement, dated as of June 5, 2019, in respect of, inter alia, the Airframe and one (1) General Electric model CF34-8C5B1 engine bearing manufacturer's serial number 965301, between Lessor, as mortgagor, and the initial Security Trustee, as the security trustee.

"FAA" means the United States Federal Aviation Administration and/or the Administrator of the United States Federal Aviation Administration, or any Person, governmental department, bureau, commission or agency succeeding to the functions of either of the foregoing.

"FAA Counsel" means Daugherty Fowler Peregrin Haught & Jenson P.C.

"FAA Requirements" means, as applicable to the Aircraft, any of the regulations, rules, or decisions of, or governing, the FAA.

"FAR" means the federal aviation regulations as set forth in Title 14 of the United States Code of Federal Regulations, Chapter 1 (Parts 1 - 199).

"Financing Party" means any Person or Persons, from time to time notified by Lessor to Lessee, from whom financing for the acquisition or continued ownership of the Aircraft by Lessor (or the Owner if Lessor is not the Owner) has been, is to be, or is for the time being, obtained and/or in whose favor or for whose benefit security over the Aircraft is to be, or is for the time being, granted by Lessor or the Owner (as the case may be), any Security Agent, Security Trustee, owner trust or trustee, manager, servicer, lender and/or financial guarantor.  The initial Financing Party are TCPC Funding I, LLC, Tennenbaum Senior Loan Fund V, LLC, Tennenbaum Senior Loan SPV, LLC, TCP DLF VIII-T Funding, LLC, TCP DLF VIII-S Funding, LLC, TCP DLF VIII-L Funding, LP, TCP Direct Lending Fund VIII-A, LLC, Reliance Standard Life Insurance Company, TCP DLF VIII 2018 CLO, LLC, TCP Direct Lending Fund VIII, LLC and TCP Whitney CLO, Ltd.

"Flight Hour" means each hour or fraction thereof, measured to two decimal places, elapsing from the moment the wheels of the Airframe (or in respect of any Engine, Landing Gear, or Part, an aircraft on which such Engine, Landing Gear, or Part is (or was) then currently installed) leave the ground on take-

App 1-5

Bombardier CL-600-2C10; MSN 10070		APPENDIX 1

off to the moment when the wheels of the Airframe (or such aircraft on which an Engine, Landing Gear, or Part is (or was) then currently installed) touch the ground on landing.

"GAAP" means (i) generally accepted accounting principles as set forth in the statements of financial accounting standards issued by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or (ii) International Financial Reporting Standards and International Accounting Standards (and interpretations thereof) published by the International Accounting Standards Board, as in effect at the relevant time, and applied on a basis consistent with prior periods except as may be disclosed in the pertinent Person's financial statements.

"Governmental Authority" means and includes (whether having a distinct legal personality or not) (a) any national government, political subdivision thereof, or local jurisdiction therein, (b) any board, commission, department, division, organ, instrumentality, court or agency of any entity referred to in (a) above, however constituted, and (c) any association, organization or institution (international or otherwise) of which any entity mentioned in (a) or (b) above is a member or to whose jurisdiction any thereof is subject or in whose activities any thereof is a participant.

"I.A.T.A." means the International Air Transport Association.

"Indemnified Tax(es)" means any Tax for which Lessee has an obligation of indemnity pursuant to Article 21 of this Lease.

"Indemnitee" means Lessor, Lessor Parent, Owner, any Owner Participant, any Servicer, any Financing Party, and their respective Affiliates, officers, directors, shareholders, members, managers, partners, duly authorized agents, employees and attorneys-in-fact and their respective successors and assigns.

"Information" means the terms and conditions of this Lease and any other Operative Document and any other information delivered to any party to this Lease in connection with this Lease or any Operative Document.

"Insurances" means any and all contracts or policies of insurance required to be maintained from time to time under this Lease.

"International Registry" or "IR" means the International Registry of Mobile Assets organized pursuant to the Cape Town Convention.

"Item of Equipment" or "Item" means individually or collectively, as the context requires, the Aircraft, the Airframe and any of the Engines, any Landing Gear, the APU and any of the Parts, whether or not installed in or attached to the Aircraft or the Airframe.

"Landing Gear" means the complete strut assembly of each landing gear installed on the Airframe on the Delivery Date (or any replacement for any such landing gear made pursuant to the terms of this Lease) and shall consist of the inner and outer cylinders of the main landing gear and the nose landing gear, including the truck assembly and axles of such landing gear.

"Law" means and includes (a) any statute, decree, constitution, regulation, rule, order, judgment, AD or other directive of any Governmental Authority; (b) any treaty, pact, compact or other agreement to which

App 1-6

Bombardier CL-600-2C10; MSN 10070		APPENDIX 1

any Governmental Authority is a party; (c) any judicial or administrative interpretation or application of any Law described in (a) or (b) above; and (d) any amendment or revision of any of the foregoing.

"Lease" means this Aircraft Lease Agreement, including all appendices, exhibits and schedules hereto, as the same may be amended, modified or supplemented from time to time.

"Lease Supplement" means the lease supplement dated the Delivery Date in the form of Appendix 4.

"Lease Term" means the period appearing in Appendix 2A which otherwise commences on the Delivery Date and ends on the Termination Date.

"Lessee's Actual Cost" means with respect to the performance of any Obligation under this Lease by a third party, the actual charges, including shipping, freight and handling charges, of such third party charged to and paid by Lessee (but excluding shipping and freight charges and mark-ups, handling charges or overhead added by Lessee).

"Lessee’s Capacity Purchase Agreement" means that certain Amended and Restated Capacity Purchase Agreement dated February 18, 2020 among United, Lessee, and Lessee Parent.

"Lessee Parent" means Trans States Holdings, Inc.

"Lessee Parent Guarantee" means the guarantee dated on or about the date of this Agreement, executed and delivered by Lessee Parent in favor of Lessor in form and substance acceptable to Lessor.

"Lessor’s Capacity Purchase Agreement" means that certain Amended and Restated Capacity Purchase Agreement, dated November 25, 2019, among United, Lessor, and Mesa Air Group, Inc.

"Lessor's Lien" means any Lien on the Aircraft or any Item of Equipment (i) granted by Owner to any Financing Party with respect to the Aircraft or any Item of Equipment except where the same are granted in connection with and following the occurrence of an Event of Default, (ii) arising as a direct result of any act of Lessor, Owner or any Affiliate of Lessor or Owner that is in violation of any of the express obligations of such Person under the Lease and the other Operative Documents, or (iii) any Claim against Lessor, Owner or any Affiliate of Lessor or Owner that is unrelated to the transactions contemplated by the Lease.

"Lessor Maintenance Contribution" means the payments contemplated to be made by Lessor pursuant to Appendix 2F.

"Lien" means any mortgage, charge, pledge, lien, hypothecation, lease, title retention, assignment, trust arrangement, right of possession or detention or security interest of any kind, howsoever created or arising.

"Life Limited Part" or "LLP" means any Part that has a pre-determined life limit mandated by the Manufacturer, the Certificating Authority, the Aeronautics Authority or any other applicable Governmental Authority, which requires any such Part to be discarded upon reaching such life limit.

"Lost Documents" means Aircraft Documents that have suffered a Documents Loss.

App 1-7

Bombardier CL-600-2C10; MSN 10070		APPENDIX 1

"Maintenance Check(s)" means any C-Check performed or to be performed on the Airframe, any Engine Restoration performed or to be performed on an Engine, any Engine LLP replacement or any Overhaul performed or to be performed on any Landing Gear or the APU.

"Maintenance Program" means Lessee's maintenance program (as approved by the Aeronautics Authority) for the Aircraft encompassing scheduled maintenance, condition monitored maintenance and on-condition maintenance of the Aircraft and each Item of Equipment.

"Maintenance Contribution Claim" means any claim by Lessee for payment by Lessor of a Lessor Maintenance Contribution following completion by Lessee of a Maintenance Check.

"Manufacturer" means, in the case of the Airframe, Bombardier Inc., in the case of the Engines, General Electric Aircraft Engines, and in the case of any Item of Equipment, the manufacturer of such Item of Equipment.

"Manufacturer's Repair Manual" means the most current revision of the respective (i) maintenance, repair or overhaul manual or (ii) the structural repair manual, each issued by the Manufacturer and applicable to the maintenance performed on the Aircraft or any Item of Equipment.

"MPD" means the Airframe Manufacturer's Maintenance Planning Data document, as revised from time to time to include all revisions up to and including the then most current revision issued by the Airframe Manufacturer.

"Net Event of Loss Proceeds" means any Event of Loss Proceeds actually received by Lessor or Owner (or such other person entitled to receipt thereof), less any expenses (including reasonable attorney's fees and costs) and/or Indemnified Taxes incurred by Lessor or Owner (or any other relevant Person) in connection with the collection or receipt of such funds.

"Obligations" means all of Lessee's obligations, liabilities and agreements now existing or hereafter arising under this Lease or under any other Operative Document.

"Operative Document(s)" means, either collectively or individually as the context requires, this Lease, the Lease Supplement, the Acceptance Certificate, the Lessee Parent Guarantee, any quiet enjoyment letter, any warranty assignment, acknowledgment and consent, and any and all other documents, instruments and agreements entered into in connection with any of the foregoing and to which Lessee and/or Lessor is a party or which Lessee and Lessor mutually acknowledge is an Operative Document.

"Overhaul" means:

(i)with respect to any Landing Gear, Engine module or Part, the complete refurbishment or major restoration of such Landing Gear, Engine module or Part in accordance with the overhaul or restoration procedures in the respective Manufacturer's Repair Manual for such Landing Gear, Engine module or Part, the extent of which refurbishes or restores such Landing Gear, Engine module or Part, as applicable, to a "zero time since overhaul" condition in accordance with such Manufacturer's Repair Manual;

(ii)with respect to the APU, an APU Restoration; and

App 1-8

Bombardier CL-600-2C10; MSN 10070		APPENDIX 1

(iii)with respect to any Engine, an Engine Restoration.

"Owner" means Lessor in its capacity as owner of the Aircraft or such other Person as Lessor may notify Lessee in writing from time to time as being the owner of the Aircraft.

"Owner Participant" means as any Person who owns a beneficial interest in the Aircraft through a trust or otherwise as Lessor may notify Lessee in writing from time to time.

"Part(s)" means all appliances, components, parts, instruments, appurtenances, accessories, furnishings, seats and other equipment and additions of whatever nature (other than Engines, the APU, any Landing Gear, and any temporary replacement parts installed pursuant to Article 12 of the Lease), which may from time to time be incorporated or installed in or attached to any Item of Equipment or which have been removed therefrom, but which remain owned by Lessor or Owner pursuant to the terms of the Lease.

"Past Due Rate" means the lesser of (i) the rate per annum equal to the Citibank, N.A. prime lending rate as of the applicable date of determination plus three hundred (300) basis points, and (ii) the maximum rate permitted by applicable Law.

“Payment Default” means a nonpayment by Lessee of a payment Obligation when due.

"Permitted Sublease" means any sublease of the Aircraft pursuant to Section 15.1 of this Lease to a Permitted Sublessee permitted under the terms and subject to the conditions of this Lease.

"Permitted Sublessee" means a Person:

(a)which is a commercial air carrier that holds the requisite licenses and approvals for the maintenance and operation of the Aircraft; and

(b)with respect to which, at the time such Person becomes a Permitted Sublessee pursuant to the terms and conditions of this Lease and for the term of any Permitted Sublease to which such Permitted Sublessee is a party, no proceeding is pending or shall be instituted in connection with any insolvency, bankruptcy, reorganization, examinership, administration, liquidation, moratorium or other laws affecting the enforcement of creditors' rights generally; and

(c)that is expressly consented to in writing by Lessor, which consent shall be in the sole discretion of Lessor.

"Person" means an individual, general partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, limited liability company or limited partnership, Governmental Authority or other entity of whatever nature.

“Records” has the meaning as set forth in Appendix 2D.

"Redelivery Location" means such airport in the continental United States as specified in writing by Lessor to Lessee prior to the Scheduled Termination Date.

App 1-9

Bombardier CL-600-2C10; MSN 10070		APPENDIX 1

"Register" means the registry of aircraft which is maintained in the State of Registration by the Aeronautics Authority having authority with respect to the registration of the Aircraft.

"Related Lease(s)" means any and all leases of aircraft between Lessor or any Affiliate of Lessor, or a trustee on behalf of Lessor or any Affiliate of Lessor, as lessor, and Lessee or any Affiliate of Lessee, as lessee, whether such leases may be construed to be "true" leases or otherwise.

"Related Lease Event of Default" means, in relation to any Related Lease, any breach or default of the lessee's obligations thereunder which, with the lapse of time or the giving of notice, or both, would constitute an "event of default" or similar event however termed thereunder under which the party to whom such obligations are owing would have the right to exercise remedies including the termination or cancellation of the Related Lease.

"Related Obligations" means the obligations, liabilities and agreements now existing or hereafter arising of Lessee or any Affiliate of Lessee under any Related Lease.

"Rent" means Basic Rent, Supplemental Rent and Utilization Rent payable pursuant to this Lease.

"Rent Payment Date" means the first day of each Rent Period during the Lease Term and which is the date on which payment of Basic Rent is due and payable.

"Rent Period" means the period commencing on and including the Delivery Date and ending on and including the last day of the calendar month in which the Delivery Date occurs and each of the consecutive calendar monthly periods thereafter throughout the Lease Term, provided that the final Rent Period of the Lease Term may consist of less than a calendar month if this Lease expires, terminates or is cancelled effective as of or on a date other than the last day of a calendar month.

"Required Approval" means evidence documenting approval by the respective Airframe or Engine Manufacturer (as applicable) and the Certificating Authority with respect to (i) any repair to the Airframe or any Engine, where the accomplishment of such repair does not conform with the repair procedures set forth in the Manufacturer's Repair Manual and (ii) any alteration or modification of the Airframe or any Engine.

"Return" means the return of the Aircraft and all Items of Equipment to Lessor pursuant to and in accordance with Article 22 and the other provisions of this Lease.

"Return Acceptance Certificate" means the certificate substantially in the form of Appendix 6 to be executed and delivered by Lessor and Lessee at Return.

"Scheduled Delivery Date" means the scheduled date for Delivery identified in Appendix 2A.

"Scheduled Termination Date" means the day on which the Lease Term is scheduled to expire (as provided in Appendix 2A), and which may be independent from the Termination Date as provided in the definition of such term.

App 1-10

Bombardier CL-600-2C10; MSN 10070		APPENDIX 1

"Security Agent" means such Person, as notified by Lessor or Owner to Lessee, who will act as security agent for and on behalf of any Financing Party in relation to any financing arrangements to be entered into in respect of the Aircraft.

"Security Trustee" means such Person, as notified by Lessor or Owner to Lessee, who will act as security trustee for and on behalf of any Financing Parties in relation to any security to be granted over the Aircraft as a result of a financing thereof.  The initial Security Trustee is Obsidian Agency Services, Inc.

"State of Organization" means the country and/or state under which Laws a Person is organized and existing, or, with respect to Lessor and Lessee, the country and/or state identified on the first page of this Lease.

"State of Registration" means the United States of America.

"Supplemental Rent" means all amounts, liabilities and obligations (other than Basic Rent and Utilization Rent) which Lessee assumes or agrees to pay to Lessor under this Lease, including without limitation, and to the extent permitted by applicable Law, interest at the Past Due Rate calculated on any:  (i) part of any installment of Basic Rent not paid on the Rent Payment Date for the period the same remains unpaid and (ii) Supplemental Rent and Utilization Rent not paid when due hereunder for the period the same remains unpaid.

"Task(s)" means each inspection or other requirement set forth in the MPD that (a) has a repetitive interval designated by a letter or combination of a letter and a number, or (b) is based upon (i) the accumulation of Flight Hours and/or Cycles, or (ii) the accumulation of APU Hours and/or APU Cycles, or (iii) an elapsed number of calendar days, months and/or years.

"Tax(es)" means any taxes (including, without limitation, sales, use, business, gross or net income, personal property, license, documentation, transfer, import, export, fuel, leasing, occupational, value added, excess profits, excise, gross or net receipts, franchise, stamp, environmental and other taxes), levies, imposts, withholdings, fees, assessments, duties and other charges of any nature, and any penalties, fines, additions to tax, interest or other charges related thereto which are imposed by any Governmental Authority or other taxing authority in any jurisdiction or by any international or multinational taxing or regulatory authority.

"Termination Date" means:

(i)the Scheduled Termination Date if Return is completed on the Scheduled Termination Date; or

(ii)the date, if other than the Scheduled Termination Date, of Lessee's Return of the Aircraft with all Obligations then due for performance having been performed; or

(iii)the date on which this Lease terminates in accordance with Section 20.3 of this Lease following the occurrence of an Event of Loss with respect to the Aircraft or the Airframe following Delivery; or

App 1-11

Bombardier CL-600-2C10; MSN 10070		APPENDIX 1

(iv)the date of termination of this Lease following the occurrence of an Illegality Event in accordance with Section 27.1(b) of this Lease; or

(v)the date on which this Lease is cancelled or terminated pursuant to Article 24 following the occurrence of an Event of Default; or

(vi)the date on which the Security Trustee takes possession of the Airframe upon the exercise of its repossessory rights under the Existing Mortgage as contemplated by Section 2.3 of this Lease.

"Time Controlled Part" means any Item of Equipment, including any Life Limited Part, having a Task applicable to it based upon a predetermined time limit or interval in accordance with the MPD and/or any requirement of the Manufacturer of such Item of Equipment, the Maintenance Program, the Certificating Authority or the Aeronautics Authority, to the extent such Task requires such Item of Equipment to be discarded, overhauled, or re-certified upon reaching such time limit or interval.

"United" means United Airlines, Inc.

"U.S." or "U.S.A." means the United States of America.

"Utilization Rent" means, collectively, the payments required to be made by Lessee pursuant to the terms of Appendix 2C.

"VAT" means any Tax that is, or is in the nature of, a value added, turnover, sales, use, rental, leasing, services, goods and services, consumption, or transaction privilege Tax.

App 1-12

Bombardier CL-600-2C10; MSN 10070		APPENDIX 1

Appendix 2

to Aircraft Lease Agreement

COMMERCIAL TERMS

[NOTE:  THE TERMS OF THIS APPENDIX 2 ARE CONFIDENTIAL AND CONTAIN COMMERCIALLY SENSITIVE INFORMATION; THIS APPENDIX 2 MUST BE REMOVED FROM ANY PUBLIC FILING OF THIS LEASE]

Contents:

Appendix 2A	Lease Term
Appendix 2B	Rent, Commitment Fee, Insurance and other Financial Matters
Appendix 2C	Utilization Rent
Appendix 2D	Delivery Conditions
Appendix 2E	Return Conditions
Appendix 2F	Lessor Maintenance Contributions
Appendix 2G	[Reserved]
Appendix 2H	Events of Default
Appendix 2I	Lessor's Rights and Remedies Following an Event of Default

App 2-1

Bombardier CL-600-2C10; MSN 10070		APPENDIX 2

Appendix 3

to Aircraft Lease Agreement

[NOTE:  THE TERMS OF THIS APPENDIX 3 ARE CONFIDENTIAL AND CONTAIN COMMERCIALLY SENSITIVE INFORMATION; THIS APPENDIX 3 MUST BE REMOVED FROM ANY PUBLIC FILING OF THIS LEASE]

ACCEPTANCE CERTIFICATE

(MSN 10070)

App 3-1

Bombardier CL-600-2C10; MSN 10070		APPENDIX 3

Appendix 4

to Aircraft Lease Agreement

LEASE SUPPLEMENT

(MSN 10070)

LEASE SUPPLEMENT dated as of March 12, 2021, (this "Lease Supplement"), between MESA AIRLINES, INC., as Lessor ("Lessor"), and GoJet Airlines LLC, as Lessee ("Lessee").

Lessor and Lessee have previously entered into that certain Aircraft Lease Agreement dated as of March 12, 2021, (the "Lease" and the defined terms therein being hereinafter used with the same meaning).  The Lease provides for the execution and delivery of a Lease Supplement substantially in the form hereof for the purpose of leasing the aircraft described below under the Lease as and when delivered by Lessor to Lessee in accordance with the terms thereof.

The Lease and this Lease Supplement relate to the Aircraft as more precisely described below and in the Acceptance Certificate.  A counterpart of the Lease is attached hereto and shall be filed together with this Lease Supplement with the Aeronautics Authority.

In consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

1.Lessor hereby delivers and leases to Lessee under and pursuant to the Lease and Lessee hereby accepts, acknowledges receipt of possession and leases from Lessor under and pursuant to the Lease the Aircraft described below, together with the Aircraft Documents and Records described in the Agreement (the "Delivered Aircraft"):

Aircraft Model:	Bombardier Inc. Canadair Regional Jet CL-600-2C10
Manufacturer's Serial Number:	10070
Installed Engines	Two (2) General Electric model CF34-8C5B1 engines (described on the International Registry pre-populated drop down menu as GE model CF34-8C1 engines)
Manufacturer's Serial Numbers:	965301 and 194294
U.S. Registration Mark	N505MJ

2.The Delivery Date of the Aircraft is the date of this Lease Supplement set forth in the opening paragraph hereof.

App 4-1

Bombardier CL-600-2C10; MSN 10070		APPENDIX 4

3.By execution and delivery of this Lease Supplement, the Delivered Aircraft is and shall be for the Lease Term subject to the Lease.

4.The amount of Basic Rent for the Delivered Aircraft is as set forth in the Lease and the Acceptance Certificate.

5.Lessee hereby confirms to Lessor that (i) the Delivered Aircraft and each delivered Engine have been duly marked in accordance with the terms of the Lease, (ii) the Aircraft is insured as required by the Lease, (iii) the representations and warranties of Lessee referred to in Article 9 of the Lease are hereby repeated with effect as of the date first above written, (iv) having inspected the Delivered Aircraft, Lessee acknowledges that the Delivered Aircraft satisfies all conditions required for Lessee's acceptance of delivery as set forth in the Lease, and (v) the execution and delivery of this Lease Supplement signifies absolute and irrevocable acceptance by Lessee of the Delivered Aircraft for all purposes hereof and of the Lease.

6.THIS LEASE SUPPLEMENT SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES OTHER THAN THE PROVISIONS OF SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

7.This Lease Supplement may be executed in separate counterparts; each of such counterparts, shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same Lease Supplement; provided, that to the extent, if any, that this Lease Supplement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the "Original", which shall be identified on the signature page thereof.

8.This Lease Supplement supplements and forms a part of the Lease.  The Lease and all Operative Documents, as supplemented hereby, are hereby ratified, approved and confirmed in all respects.

[REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY]

App 4-2

Bombardier CL-600-2C10; MSN 10070		APPENDIX 4

IN WITNESS WHEREOF, Lessor and Lessee have each caused this Lease Supplement to be duly executed by their authorized representatives on the date first above written.

GOJET AIRLINES LLC	MESA AIRLINES, INC.
Lessee	Lessor

By:	By:

Name:	Name:

Title:	Title:

MSN 10070

TO THE EXTENT IF ANY THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST IN THIS DOCUMENT MAY BE PERFECTED THROUGH THE POSSESSION OF ANY ORIGINAL OR COPY HEREOF OTHER THAN THAT MARKED "CHATTEL PAPER ORIGINAL".

App 4-3

Bombardier CL-600-2C10; MSN 10070		APPENDIX 4

CHATTEL PAPER ORIGINAL

IN WITNESS WHEREOF, Lessor and Lessee have each caused this Lease to be duly executed by their authorized representatives as of the ___ day of ______, 2021.

GOJET AIRLINES LLC	MESA AIRLINES, INC.
Lessee	Lessor

By:	By:

Name:	Name:

Title:	Title:

MSN  10070

TO THE EXTENT IF ANY THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST IN THIS DOCUMENT MAY BE PERFECTED THROUGH THE POSSESSION OF ANY ORIGINAL OR COPY HEREOF OTHER THAN THAT MARKED "CHATTEL PAPER ORIGINAL".

App 4-4

Bombardier CL-600-2C10; MSN 10070		APPENDIX 4

Appendix 5

to Aircraft Lease Agreement

CONDITIONS PRECEDENT / POST-DELIVERY ITEMS

Bombardier Inc. Canadair Regional Jet CL-600-2C10

MSN  10070

Lease Execution Date:  March 12, 2021

Scheduled Delivery Date:  March 12, 2021

PART 1. Conditions Precedent in Favor of Lessor:

Item No.	Description	Date Due	Status
1.	Chattel Paper Original of Lease (ONE COPY ONLY – DELIVERED TO LESSOR)	Lease Execution Date
2.	The Lease, dated, completed and duly executed by Lessee	Lease Execution Date
3.

Lessee Parent Guarantee in form and substance acceptance to Lessor duly executed by Lessee Parent in favor of Lessor pursuant to which Lessee Parent guarantees Lessee’s obligations under the Lease and the other Operative Documents to which Lessee is a party and satisfaction of all conditions precedent for the benefit of Lessor stated in such Lessor Parent Guarantee

Lease Execution Date
4.

Opinion of Lessee's counsel (which may be in-house counsel) as of the Lease Execution Date in form and substance reasonably acceptable to Lessor, confirming the due execution of the Lease and related Operative Documents by Lessee, and that the Lease and each related Operative Document constitutes the legal, valid and binding obligations of Lessee enforceable in accordance with its terms subject to bankruptcy, insolvency and similar laws affecting the rights of creditors general and general principles of equity

Lease Execution Date

App 5-1

Bombardier CL-600-2C10; MSN 10070		APPENDIX 5

Item No.	Description	Date Due	Status
5.

Certificate of an authorized officer of Lessee attaching copies of and certifying as true, complete and current (i) the constitutional documents of Lessee, (ii) the resolutions of the required governing body of Lessee authorizing the lease of the Aircraft and execution, delivery and performance of the Lease and other Operative Documents to which Lessee is a party, and (iii) a specimen of the signature of each Person authorized to execute the Lease and each other Operative Document to which Lessee is a party

Lease Execution Date
6.

Certificate of an authorized officer of Lessee Parent attaching copies of and certifying as true, complete and current (i) the constitutional documents of Lessee Parent, (ii) the resolutions of the required governing body of Lessee Parent authorizing the guaranty of the lease of the Aircraft and execution, delivery and performance of the Lessee Parent Guarantee and other Operative Documents to which Lessee Parent is a party, and (iii) a specimen of the signature of each Person authorized to execute the Lessee Parent Guarantee and each other Operative Document to which Lessee Parent is a party

Lease Execution Date
7.	Such financial information concerning Lessee and other documents and matters incident to the foregoing as Lessor may reasonably request, all in a form reasonably satisfactory to Lessor	Ten (10) Business Days prior to the Scheduled Delivery Date
8.

Power of Attorney evidencing the authority of Lessee's representatives designated to accept delivery of the Aircraft and execute the Lease Supplement and Acceptance Certificate on behalf of Lessee at Delivery

Five (5) Business Days prior to the Scheduled Delivery Date
9.

Letter of Undertaking executed by independent aircraft insurance brokers acceptable to Lessor, together with certificates of insurance evidencing the insurances required to be maintained by Lessee under the Lease

Five (5) Business Days prior to the Scheduled Delivery Date
10.	Evidence of Lessee having registered as a Transacting User Entity ("TUE") with the IR	Five (5) Business Days prior to the Scheduled Delivery Date
11.

First Payment of Basic Rent (which payment shall include Lessee's payment of Basic Rent due and payable for the second Rent Period of the Lease Term if the Delivery Date is on or after the 15th day of the calendar month)

One (1) Business Day prior to the Scheduled Delivery Date

App 5-2

Bombardier CL-600-2C10; MSN 10070		APPENDIX 5

Item No.	Description	Date Due	Status
12.	Payment of the Commitment Fee in accordance with Appendix 2B	One (1) Business Day prior to the Scheduled Delivery Date
13.	All Operative Documents to which Lessee is a party, including but not limited the Lease Supplement and Acceptance Certificate, dated, fully completed and duly executed by Lessee	Delivery Date
14.	Chattel Paper Original of Lease Supplement (ONE COPY ONLY – DELIVERED TO LESSOR)	Delivery Date
15.

Certificate of an authorized officer of Lessee certifying that (i) the representations and warranties contained in Section 9.1 of this Lease are true and correct as of the Delivery Date as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date) and (ii) no Default or Event of Default has occurred and is continuing or will result from Lessee’s lease of the Aircraft

Delivery Date
16.	Copy of Lessee's Air Operator's Certificate issued by the FAA	Delivery Date
17.	Copy of Lessee’s Maintenance Program	Delivery Date
18.	Evidence of Registration of the Aircraft, the Lease and related interests with the IR	Delivery Date
19.	An opinion in a form acceptable to Lessor from FAA counsel confirming, among other things, the due and proper filing of this Lease and the Lease Supplement with the FAA and the IR	Delivery Date
20.

UCC Financing Statements with respect to the Lease and the Aircraft in a form acceptance to Lessor in due form for filing promptly following the Delivery Date and duly filed in each relevant jurisdiction by Lessor as prepared by Lessor and approved by Lessee

Delivery Date
21.

A lease termination agreement in the form appearing in Appendix 7, duly executed by Lessee, to be held, undated, in escrow by Lessor and which may be dated and countersigned by Lessor following the expiration, termination or cancellation of this Lease upon the occurrence and continuation of an Event of Default

Delivery Date
22.

Such other certificates, documents, opinions and agreements relating to the transactions contemplated by or related to this Lease and the other Operative Documents, as may be necessary or reasonably requested by Lessor

Delivery Date

App 5-3

Bombardier CL-600-2C10; MSN 10070		APPENDIX 5

PART 2.  Conditions Precedent in Favor of Lessee

Item No.	Description	Date Due
23.

Certificate of an authorized officer of Lessor (and the Owner)  attaching copies of and certifying as true, complete and current (i) the constitutional documents of Lessor (and Owner), (ii) the resolutions of the required governing body of Lessor (and Owner) authorizing the lease of the Aircraft and execution, delivery and performance of the Lease and other Operative Documents to which Lessor (and Owner) is a party, and (iii) a specimen of the signature of each Person authorized to execute the Lease and each other Operative Document to which Lessor (and Owner) is a party

Lease Execution Date
24.	All Operative Documents to which Lessor or any other party (other than Lessee) is a party, dated, fully completed and duly executed by Lessor or such other party	Delivery Date
25.

Certificate of an authorized officer of Lessor certifying that the representations and warranties contained in Section 10.1 of this Lease are true and correct as of the Delivery Date as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date)

Delivery Date
26.	Certificate of Airworthiness for the Aircraft issued by the FAA	Delivery Date
27.	Copy of the Certificate of Registration for the Aircraft showing due registration in the name of Lessor as owner	Delivery Date
28.	Evidence of Registration of the Aircraft, the Lease and related interests with the IR	Delivery Date
29.

Confirmation from FAA counsel that the Aircraft is registered with the FAA in the name of Lessor and that FAA counsel has in its possession properly and fully executed copies of this Lease and the Lease Supplement in due form for filing with the FAA and has such IR related authorizations as are necessary for it to register this Lease with the IR

Delivery Date

App 5-4

Bombardier CL-600-2C10; MSN 10070		APPENDIX 5

Appendix 6

to Aircraft Lease Agreement

RETURN ACCEPTANCE RECEIPT

Mesa Airlines, Inc.  ("Lessor") hereby acknowledges, pursuant to the Aircraft Lease Agreement made between Lessor and GoJet Airlines LLC, ("Lessee") dated as of __________, 2021 (the "Lease"), that on this _____ day of ________, 202__, at ___:____ [   ] Time it has received from Lessee possession of the following Aircraft.  Capitalized terms used but not defined herein shall have the meanings given such terms in the Lease.

1.Aircraft Details

(a)Airframe

Aircraft Model:	Bombardier Inc. Canadair Regional Jet CL-600-2C10
Manufacturer's Serial Number:	10070

Airframe Maintenance Status:

Total Flight Hours:  ___________

Total Cycles:  ________________

Total Flight Hours Since Last C-Check:  ____________

Total Cycles Since Last C-Check:  ____________

Date Last C-Check Accomplished:  ______________

(b)Engines (Installed)

Engine Type	General Electric model CF34-8C5B1 engines
Manufacturer's Serial Numbers:	965301 and 194294
Maximum Takeoff Thrust Rating:	______________ lbs.

Engines Maintenance Status:

Position 1

ESN:  965301

Total Flight Hours:  __________

Total Cycles:  ___________

App 6-1

Bombardier CL-600-2C10; MSN 10070		APPENDIX 6

Total Flight Hours Since Last Engine Restoration:  __________

Total Cycles Since Last Engine Restoration:  ___________

Date of Last Engine Restoration:  ____________________

Position 2

ESN:  194294

Total Flight Hours:  __________

Total Cycles:  ___________

Total Flight Hours Since Last Engine Restoration:  __________

Total Cycles Since Last Engine Restoration:  ___________

Date of Last Engine Restoration:  _____________________

(c)APU (Installed)

APU Manufacturer & Model	__________________________
Manufacturer's Serial Number:	____________________ and ____________________

APU Maintenance Status:

Total APU Hours:  __________

Total APU Cycles:  __________

Total APU Hours Since Last Overhaul:  __________

Total APU Cycles Since Last Overhaul:  ___________

Date of Last Overhaul:  _____________________

(d)Landing Gear (Installed)

Manufacturer's Serial Numbers:	Left Main: _________________ Right Main: ________________ Nose: _____________________

Landing Gear Maintenance Status:

Left Main

Total Flight Hours:  __________

Total Cycles:  ___________

Total Flight Hours Since Last Overhaul:  __________

Total Cycles Since Last Overhaul:  ___________

Date of Last Overhaul:  _____________________

App 6-2

Bombardier CL-600-2C10; MSN 10070		APPENDIX 6

Right Main

Total Flight Hours:  __________

Total Cycles:  ___________

Total Flight Hours Since Last Overhaul:  __________

Total Cycles Since Last Overhaul:  ___________

Date of Last Overhaul:  _____________________

Nose

Total Flight Hours:  __________

Total Cycles:  ___________

Total Flight Hours Since Last Overhaul:  __________

Total Cycles Since Last Overhaul:  ___________

Date of Last Overhaul:  _____________________

(e)Interior Configuration

Seating	__________________________
Lavatories	__________________________
Galleys	__________________________
Passenger Service Units	__________________________
PSIU	__________________________

(f)Aircraft Documents and Other Equipment

As described in Attachment 1 to this Return Acceptance Certificate.

(g)Fuel On Board

____________________ kgs.

2.Utilization Rent (check one)

_____	There are no claims for reimbursement from the Utilization Rent outstanding and unpaid as of the date hereof.

or

_____	Claims for reimbursement from the Utilization Rent are outstanding as of the date hereof and are itemized in Attachment [___] hereto.

App 6-3

Bombardier CL-600-2C10; MSN 10070		APPENDIX 6

3.Return Acceptance

Lessor confirms that the Aircraft and Aircraft Documents are in the condition required by the Lease and the Aircraft and Aircraft Documents are hereby accepted by Lessor for return under the Lease subject to (i) the provisions of the Lease and (ii) the correction by Lessee (or procurement by Lessee at Lessee's cost) within ___ days following the date hereof of any discrepancies specified in Attachment 3 hereto.

4.Termination of Lease

Subject to the following paragraph, the Lease is hereby terminated without prejudice to Lessee's continuing obligations and Lessor's continuing rights under the Lease.

5.Governing Law

THIS RETURN ACCEPTANCE CERTIFICATE SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES OTHER THAN THE PROVISIONS OF SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

App 6-4

Bombardier CL-600-2C10; MSN 10070		APPENDIX 6

IN WITNESS WHEREOF, Lessor and Lessee have each caused this Return Acceptance Certificate to be duly executed by their authorized representatives on the date first above written.

GOJET AIRLINES LLC	MESA AIRLINES, INC.
Lessee	Lessor

By:	By:

Name:	Name:

Title:	Title:

MSN 10070

App 6-5

Bombardier CL-600-2C10; MSN 10070		APPENDIX 6

Attachment 1 to Return Acceptance Certificate

Aircraft Documents and Equipment Inventory

Aircraft Documents

1.	-------
2.	-------

.

.

.

Aircraft Manuals

1.	-------
2.	-------

.

.

.

Loose Equipment

1.	-------
2.	-------

.

.

.

Avionics Inventory

1.	-------
2.	-------

.

.

.

Hard Time Components Inventory

1.	-------
2.	-------

.

.

.

App 6-6

Bombardier CL-600-2C10; MSN 10070		APPENDIX 6

Attachment 2 to Return Acceptance Certificate

Utilization Rent Claims Outstanding at Return

[Write "None" if there are no claims outstanding]

Type of Work ---	Service Provider ---	Invoice Amount ---

App 6-7

Bombardier CL-600-2C10; MSN 10070		APPENDIX 6

Attachment 3 to Return Acceptance Certificate

Aircraft Discrepancies

[Write "None" if there are no Aircraft Discrepancies]

App 6-8

Bombardier CL-600-2C10; MSN 10070		APPENDIX 6

Appendix 7

to Aircraft Lease Agreement

FORMS

Form 1	Form of Aircraft Utilization Report
Form 2	Intentionally Left Blank
Form 3	Maintenance Status Report
Form 4	Form of Lease Termination Agreement
Form 5	Form of Lease Supplement Amendment (Engine Swap)

App 7-1

Bombardier CL-600-2C10; MSN 10070		APPENDIX 7

Form 1

Form of Aircraft Utilization Report

UTILIZATION REPORT

Lessee:  _____________________

Date of Report:  __________ 20__

Report Period:  ________ 20___ through ________ 20___

General Information

Aircraft Model:	Engine Type:
Airframe Serial Number: __________	Lease Engine 1 Serial Number: ____________
Lease APU Serial Number: _______________	Lease Engine 2 Serial Number: ____________
Lease Nose Landing Gear S/N:_____________	Lease Left Main Gear S/N: ______________
Lease Right Main Gear S/N: _____________
========	========
Installed 1 Engine S/N: _______________	Installed 2 Engine S/N: _________________
Installed APU S/N: _________________	Installed Nose Landing Gear S/N: __________
Installed Left Main Gear S/N: _________	Installed Right Main Gear S/N: __________

Utilization Information – Airframe

Airframe Flight Hours: _________________	Airframe Cycles: _________________
Airframe Total FHSN: _________________	Airframe Total CSN: _________________
Airframe Base: _________________	Airframe Status: _________________ [In Service; Check; etc.]

App 7-2

Bombardier CL-600-2C10; MSN 10070		APPENDIX 7

Utilization Information –Engines

Lease Engine 1 – Serial Number ________

FH During Report Period: _____________	Cycles During Report Period: _____________
FH:Cycle Utilization Ratio: ___:1	Cycles Since New: ______________
FH Since New: _____________	Cycles Since Restoration: _______________
FH Since Restoration: __________________	Installed On MSN: ________________
Airframe Position: ________________	Airframe Reg'n Mark: ____________
Airframe Owner (if not Owner): ___________________________________________________
Removed From Service: ____________ (Date)	Current Location: _________________
Reason for Removal: _________________________________________________________

Lease Engine 2 – Serial Number ________

FH During Report Period: _____________	Cycles During Report Period: _____________
FH:Cycle Utilization Ratio: ___:1	Cycles Since New: ______________
FH Since New: _____________	Cycles Since Restoration: _______________
FH Since Restoration: __________________	Installed On MSN: ________________
Airframe Position: ________________	Airframe Reg'n Mark: ____________
Airframe Owner (if not Owner): ___________________________________________________
Removed From Service: ____________ (Date)	Current Location: _________________
Reason for Removal: _________________________________________________________

Installed Engine 1 – Serial Number ________ (if not Lease Engine)

Engine Owner: _________________	Airframe Position: ________________

Installed Engine 2 – Serial Number ________ (if not Lease Engine)

Engine Owner: _________________	Airframe Position: ________________

App 7-3

Bombardier CL-600-2C10; MSN 10070		APPENDIX 7

Utilization Information –APU

Lease APU – S/N _________

APU Hours During Report Period: __________	APU Cycles During Report Period: _________
APU Hours Since New: _____________	APU Cycles Since New: ______________
APU Hours Since Overhaul: ______________	APU Cycles Since Overhaul: ___________
Installed On MSN: ________________	Removed From Service: ____________ (Date)
Airframe Reg'n Mark: ____________	Current Location: _________________
Airframe Owner (if not Owner): ___________________________________________________
Reason for Removal: _________________________________________________________

Installed APU – Serial Number ________ (if not Lease APU)

APU Owner: _________________

Utilization Information –Landing Gear

Lease Nose Landing Gear – S/N _________

FH During Report Period: _____________	Cycles During Report Period: _____________
FH Since New: _____________	Cycles Since New: ______________
FH Since Overhaul: __________________	Cycles Since Overhaul: _______________
Installed On MSN: ________________	Airframe Reg'n Mark: ____________
Airframe Owner (if not Owner): ___________________________________________________
Removed From Service: ____________ (Date)	Current Location: _________________
Reason for Removal: _________________________________________________________

Installed Nose Landing Gear – S/N _________ (if not Lease Nose Landing Gear)

NLG Owner: _________________

App 7-4

Bombardier CL-600-2C10; MSN 10070		APPENDIX 7

Lease Left Main Landing Gear – S/N _________

FH During Report Period: _____________	Cycles During Report Period: _____________
FH Since New: _____________	FH Since Restoration: __________________
Cycles Since New: ______________	Cycles Since Restoration: _______________
Installed On MSN: ________________	Airframe Reg'n Mark: ____________
Airframe Owner (if not Owner): ___________________________________________________
Removed From Service: ____________ (Date)	Current Location: _________________
Reason for Removal: _________________________________________________________

Installed Left Main Landing Gear – S/N _________ (if not Lease Left Main Landing Gear)

Left MLG Owner: _________________

Lease Right Main Landing Gear – S/N _________

FH During Report Period: _____________	Cycles During Report Period: _____________
FH Since New: _____________	FH Since Restoration: __________________
Cycles Since New: ______________	Cycles Since Restoration: _______________
Installed On MSN: ________________	Airframe Reg'n Mark: ____________
Airframe Owner (if not Owner): ___________________________________________________
Removed From Service: ____________ (Date)	Current Location: _________________
Reason for Removal: _________________________________________________________

Installed Right Main Landing Gear – S/N _________ (if not Lease Right Main Landing Gear)

Right MLG Owner: _________________

GOJET AIRLINES LLC

(Name)

(Title)

(Date)

App 7-5

Bombardier CL-600-2C10; MSN 10070		APPENDIX 7

Form 2

[Intentionally Left Blank]

App 7-6

Bombardier CL-600-2C10; MSN 10070		APPENDIX 7

Form 3

Maintenance Status Report – Required Information

1.	Airframe

a.	Aircraft and Appliances Airworthiness Directive Summaries
b.	Aircraft times and cycles log
c.	Airframe Utilization Report
d.	Avionics Computerized Inventory
e.	CPCP Summary as may be applicable
f.	Dent and Damage Chart
g.	Emergency Equipment Layout Drawing
h.	Fire Blocking Certification
i.	Maintenance last done next due task listing
j.	Life Limited Parts Summary
k.	Interior Layout configuration
l.	Maintenance Program Summary and Time Interval Summary-Upon request
m.	Service Bulletin, Engineering Orders, Major Repair and Alteration Summaries
n.	Scheduled Maintenance Checks Tally Sheets
o.	Time Control Components Summary

2.	Engines

a.	Airworthiness Directive Summaries
b.	Last Shop visit/Engine Restoration Mini Package
c.	Current Disk Sheet
d.	Date, Flight Hours and Cycles of Engine at last Engine install (including Airframe Flight Hours and Cycles)
e.	Service Bulletin Status / Engineering Orders and MOD Summaries
f.	Trend Monitor Readout for the three (3) months prior to the report

3.	Landing Gear

a.	Aircraft date, Flight Hours and Cycles at installation
b.	Landing Gear (each) Overhaul/restoration date, Flight Hours and Cycles.
c.	Life Limited Parts Summary
d.	Last shop visit/Overhaul report

4.	APU

a.	Airworthiness Directive Summary
b.	Last shop visit/Overhaul mini package report
c.	Flight Hours and Cycles formula (as applicable if Hobbs not installed)
d.	Aircraft/ APU date, APU Hours and APU Cycles at installation.
e.	Life Limited Parts Summary
f.	Service Bulletin Summary

App 7-7

Bombardier CL-600-2C10; MSN 10070		APPENDIX 7

Form 4

Form of Lease Termination Agreement

LEASE TERMINATION

(MSN 10070)

By execution hereof (this "Lease Termination"), the undersigned, MESA AIRLINES, INC., as lessor, and GOJET AIRLINES LLC, as lessee, acknowledge and agree that the Lease Agreement defined and described on Exhibit A attached hereto, has by its terms expired or has otherwise been cancelled or terminated and Lessee hereby releases the Equipment, which is also defined and described on Exhibit A attached hereto, from the terms and conditions of the Lease Agreement.

This Lease Termination is without prejudice to the surviving rights of the parties under the Lease Agreement and nothing in this Lease Termination shall relieve either party from its obligations under the Lease Agreement which are still unsatisfied and/or from any of its obligations under the Lease Agreement which may be due after the date of this Lease Termination.

This Lease Termination may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Dated as of this _____ day of ______________, 20__.

GOJET AIRLINES LLC	MESA AIRLINES, INC.
Lessee	Lessor

By:	By:

Name:	Name:

Title:	Title:

App 7-8

Bombardier CL-600-2C10; MSN 10070		APPENDIX 7

EXHIBIT A

The Equipment

[TO BE COMPLETED AT LEASE TERMINATION]

The Lease Agreement

[TO BE COMPLETED AT LEASE TERMINATION]

App 7-9

Bombardier CL-600-2C10; MSN 10070		APPENDIX 7

Form 5

Form of Lease Supplement Amendment No. __ (Engine Swap)

lease SUPPLEMENT AMENDMENT no. ___ (ENGINE SWAP)

(MSN 10070)

THIS LEASE SUPPLEMENT AMENDMENT NO. ___ (ENGINE SWAP) (this "Supplement Amendment"), dated as of  _______________, 20___, is by and between MESA AIRLINES, INC., a corporation organized under the laws of the State of Nevada, as lessor ("Lessor"), and GOJET AIRLINES LLC, a limited liability company organized and existing under the laws of the State of Delaware, as lessee ("Lessee").

WHEREAS, Lessee and Lessor previously entered into that certain Aircraft Lease Agreement, dated as of _______________, 2021 (as amended, modified or supplemented from time to time, the "Lease" and the defined terms therein being hereinafter used with the same meaning), as supplemented by that certain Lease Supplement, dated as of _______________, 2021 (as amended, modified or substituted from time to time, the "Lease Supplement"), with respect to the leasing of that certain Bombardier Inc. Canadair Regional Jet CL-600-2C10 aircraft bearing manufacturer’s serial number [_____] and U.S. registration number [_____], together with two (2) General Electric [CF34 Series] aircraft engines bearing manufacturer’s serial numbers [_____] and [_____] described therein; and

WHEREAS, pursuant to Appendix 2F of the Lease, Lessee and Lessor desire to amend the Lease Supplement by releasing and replacing that certain General Electric [CF34 Series] aircraft engine bearing manufacturer’s serial number [_____] (the "Replaced Engine") described therein.

NOW THEREFORE IT IS AGREED as follows:

1.

The Replaced Engine is hereby released from the Lease and is no longer considered to be an "Engine" under the Lease, the Lease Supplement or any other Operative Document; provided however, that (i) Lessor expressly reserves all claims, rights, remedies and causes of action arising out of or relating to the performance or nonperformance by Lessee of its obligations under the Lease and the other Operative Documents in relation to the Replaced Engine during the period prior to and including the date of this Supplement Amendment including, without limitation, all obligations of Lessee relating to the maintenance, operation, possession and use of the Replaced Engine and to the Aircraft Documents relating to the Replaced Engine, and (ii) the indemnities set forth in the following sections of this Lease: Section 18 (General Indemnity) and Section 21 (Taxes; Tax Indemnity) of the Lease shall survive and continue to apply in respect of the Replaced Engine and the Aircraft Documents relating to the Replaced Engine.

2.

Lessor hereby delivers and leases to Lessee and Lessee hereby accepts and leases from Lessor under the Lease, as herein supplemented, and for all purposes of the Operative Documents the following described aircraft engine:

One (1) General Electric [CF34 Series] aircraft engine bearing manufacturer’s serial number [_____] (the "Replacement Engine").

App 7-10

Bombardier CL-600-2C10; MSN 10070		APPENDIX 7

3.

The Replacement Engine is replacing the Replaced Engine under the Lease Supplement for all purposes of the Operative Documents.  The Replacement Engine constitutes a "Swap Engine" under and pursuant to the Lease and shall hereinafter be deemed an "Engine" for all purposes of the Operative Documents.

4.

The execution and delivery of this Supplement Amendment by Lessee (i) constitutes Lessee's absolute and irrevocable acceptance of the Replacement Engine under the Lease and for all purposes of the Operative Documents, (ii) constitutes conclusive and irrebuttable proof that the Replacement Engine is delivered in accordance with the requirements of the Lease and is in the condition required by the Lease, (iii) confirms that Lessee hereby expressly waives any right it may have to revoke acceptance of the Replacement Engine pursuant hereto for any reason whatsoever including, without limitation, due to any nonconformity, discovered, difficult of discovery, or undiscovered, on the date hereof.

5.

All the terms and provisions of the Lease are hereby incorporated by reference in this Supplement Amendment, on and as of the date of this Supplement Amendment, to the same extent as if fully set forth herein.  Without limiting the generality of the foregoing, LESSEE ACKNOWLEDGES AND AGREES THAT THE PROVISIONS OF SECTION 10.3 (DISCLAIMER; WAIVER OF WARRANTIES; WAIVER OF REMEDIES) OF THE LEASE APPLY TO THE REPLACEMENT ENGINE FOR ALL PURPOSES TO THE SAME EXTENT AS IF THE REPLACEMENT ENGINE WAS INSTALLED ON THE AIRCRAFT AT DELIVERY AND WAS IDENTIFIED IN THE ACCEPTANCE CERTIFICATE.

6.

This Supplement Amendment may be executed in separate counterparts, each of which, except as provided in the cover page to the Lease, shall for all purposes be deemed to be an original; and both such counterparts shall together constitute one and the same Supplement Amendment.

7.

THIS SUPPLEMENT AMENDMENT IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

[Signature Page Follows]

App 7-11

Bombardier CL-600-2C10; MSN 10070		APPENDIX 7

IN WITNESS WHEREOF, Lessor and Lessee have each caused this Supplement Amendment to be duly executed by their authorized representatives on the date first above written.

GOJET AIRLINES LLC	MESA AIRLINES, INC.
Lessee	Lessor

By:	By:

Name:	Name:

Title:	Title:

MSN 10070

App 7-12

Bombardier CL-600-2C10; MSN 10070		APPENDIX 7

Appendix 8

to Aircraft Lease Agreement

LESSEE’S DISCLOSURES

EXECUTION VERSION

AIRCRAFT LEASE AGREEMENT

Dated as of May 24, 2021

BETWEEN

MESA AIRLINES, INC.

as Lessor

and

GOJET AIRLINES LLC

as Lessee

One (1) used Bombardier Inc. Canadair Regional Jet CL-600-2C10 Aircraft

Manufacturer's Serial Number 10109

This Aircraft Lease Agreement may be executed in several counterparts.  To the extent, if any, that this Aircraft Lease Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction) no security interest in this Aircraft Lease Agreement may be created through the transfer of possession of any counterpart other than the original counterpart so marked "Chattel Paper Original" on the signature page thereof.

SGR/26499583.1

i

Bombardier CL-600-2C10; MSN 10070

10.	LESSOR'S REPRESENTATIONS, WARRANTIES AND COVENANTS; DISCLAIMERS		10
	10.1	General Representations and Warranties of Lessor	10
	10.2	Covenant of Quiet Enjoyment.	11
	10.3	Disclaimer; Waiver of Warranties; Waiver of Remedies.	11
	10.4	DISCLAIMER AND WAIVER OF INCIDENTAL, CONSEQUENTIAL, SPECIAL AND PUNITIVE DAMAGES	13
	10.5	NO DUTY OF INDEMNITEES TO INSPECT, ETC.	13
11.	GENERAL OPERATION OF THE AIRCRAFT		14
	11.1	General Operation	14
	11.2	Insured Operations	14
	11.3	Carriage of Goods	15
	11.4	Operational Expenses	15
	11.5	Compliance with Laws	15
12.	MAINTENANCE, MODIFICATION AND OPERATION OF THE AIRCRAFT		16
	12.1	General	16
	12.2	Accomplishment of Tasks and Repairs	16
	12.3	Information on Maintenance	17
	12.4	Aircraft Documents in English Language	17
	12.5	Originals	17
	12.6	Performance of Maintenance	17
	12.7	Alterations, Modifications and Additions.	17
	12.8	Replacement of Parts	18
	12.9	Title to Parts.	19
	12.10	Temporary Replacement of Parts	20
	12.11	Exchanging Parts	20
	12.12	Temporary Attachment and Removal of Engines.	21
13.	UTILIZATION RENT		22
	13.1	Utilization Rent.	22
	13.2	Discrepancies	22
14.	MANUFACTURER'S WARRANTIES		22
	14.1	Assignable Warranties	22
	14.2	Reassignment; Assignment of Lessee Warranties	22
	14.3	Warranty Claims	23
15.	SUBLEASING		23
	15.1	Subleasing.	23
	15.2	Expenses	23
	15.3	Lessee Remains Liable	23
16.	REPORTING AND INSPECTIONS		23
	16.1	Aircraft Utilization and Other Reporting/Information	23
	16.2	Further Information; Inspections.	24
	16.3	Technical Report Prior to Return of Aircraft.	24
17.	REGISTRATION; PERFECTION OF OWNER'S TITLE; LIENS		25
	17.1	Registration	25
	17.2	Identification Plates	25
	17.3	Authorization to Make Perfection Filings	25
	17.4	Perfection of Title.	25
	17.5	Cape Town Convention	26

Bombardier CL-600-2C10; MSN 10070

	17.6	Permitted Liens	26
18.	GENERAL INDEMNITY		26
	18.1	Scope	26
	18.2	Lessee's Release.	27
	18.3	Repayment	28
	18.4	Contest and Payment	28
	18.5	Exclusions	29
	18.6	After-Tax Nature of Indemnity	30
	18.7	Survival	30
19.	INSURANCE		30
	19.1	Obligation to Insure	30
	19.2	Liability Insurance	30
	19.3	Contractual Liability; Tail Coverage for Liability Insurance	31
	19.4	Insurance Against Loss or Damage to the Items of Equipment.	31
	19.5	Requirements for All Insurances	32
	19.6	Reports	32
	19.7	Assignee of Lessor's and/or Owner's Interests	33
	19.8	Failure to Insure	33
	19.9	Lessor's Right to Insure	33
	19.10	Changes to Insurance Practice	33
	19.11	AVN 67B	34
20.	LOSS AND DAMAGE TO THE AIRCRAFT AND ITEMS OF EQUIPMENT		34
	20.1	Risk of Loss and Damage	34
	20.2	Notification of Loss and Damage.	34
	20.3	Event of Loss – Aircraft/Airframe	34
	20.4	Event of Loss – Engine or APU	35
	20.5	Event of Loss – Landing Gear.	36
	20.6	Repairable Damage.	36
	20.7	Documents Loss	37
	20.8	Application of Payments from Governmental Authorities	38
	20.9	No Lessor Liability to Repair or Replace Following Delivery	38
21.	TAXES; TAX INDEMNITY		38
	21.1	Indemnity.	38
	21.2	VAT	41
	21.3	Tax Filings; Information.	41
	21.4	Payment of Taxes and Indemnities.	42
	21.5	Contests	42
	21.6	Refunds	43
	21.7	Non-Parties	43
	21.8	Survival	43
22.	RETURN OF AIRCRAFT		43
	22.1	Time and Place	43
	22.2	Condition	44
	22.3	Lessee's Continuing Obligations.	44
	22.4	Legal Status Upon Return	45
	22.5	Airport and Navigation Charges	45
	22.6	Lessor Termination Payment to Lessee	45
23.	EVENTS OF DEFAULT		45

Bombardier CL-600-2C10; MSN 10070

24.	LESSOR'S RIGHTS AND REMEDIES FOLLOWING AN EVENT OF DEFAULT		45
25.	ASSIGNMENT AND TRANSFER		45
	25.1	No Assignment by Lessee	45
	25.2	Transfer of Lessor's and/or Owner's Interests	46
	25.3	Cooperation with Transfers	46
	25.4	Financings	46
	25.5	Cooperation with Financings	47
26.	LAW AND JURISDICTION		47
	26.1	Governing Law	47
	26.2	Consent to Jurisdiction	47
	26.3	Jurisdiction and Forum	48
	26.4	Waiver of Jury Trial	48
	26.5	Waiver of Immunity	48
27.	MISCELLANEOUS		49
	27.1	Severability and Illegality.	49
	27.2	Amendments	50
	27.3	Lessor's Right to Perform; Lessor's Right to Delegate and Servicer.	50
	27.4	Counterparts	50
	27.5	Delivery of Documents by Electronic Means	51
	27.6	Survival	51
	27.7	Entire Lease	51
	27.8	Successors and Assigns	51
	27.9	Transaction Costs	51
	27.10	Time is of the Essence	51
	27.11	Language.	51
	27.12	No Rights of Third Parties	52
	27.13	Delegation	52
	27.14	Further Assurances	52
	27.15	Rights at Law	52
	27.16	Confidentiality.	52
	27.17	Notices	53

Appendices

1	Definitions
2	Commercial Terms

A.Lease Term

B.Rent, Commitment Fee, Insurance and other Financial Matters

C.Utilization Rent

D.Delivery Conditions

E.Return Conditions

F.Lessor Maintenance Contributions

G.[Reserved]

H.Events of Default

I.Lessor's Rights and Remedies Following an Event of Default

3	Acceptance Certificate
4	Lease Supplement
5	Conditions Precedent/Post-Delivery Items

Bombardier CL-600-2C10; MSN 10070

6	Return Acceptance Receipt
7	Forms
8.	Lessee’s Disclosures

v

Bombardier CL-600-2C10; MSN 10070

THIS AIRCRAFT LEASE AGREEMENT is made as of May 24, 2021 by and between:

1.

MESA AIRLINES, INC., a company organized and existing under the applicable laws of the State of Nevada, U.S.A. and having its principal place of business at 410 N. 44th Street, Suite 700, Phoenix, Arizona 85008, and

2.

GOJET AIRLINES LLC, a limited liability company organized and existing under the laws of the State of Delaware, U.S.A. and having its principal place of business at 11495 Navaid Road, Bridgeton, Missouri 63044 ("Lessee").

WHEREAS:

Lessee wishes to lease from Lessor and Lessor wishes to lease to Lessee the Aircraft on the terms and subject to the conditions of this Lease.

NOW THEREFORE IT IS AGREED as follows:

DEFINITIONS AND INTERPRETATION

1.1Unless the context otherwise requires, all capitalized terms used in this Lease shall have the meanings given such terms in Appendix 1 or as may otherwise be defined in this Lease.

1.2References to Articles, Sections and Appendices are to be construed as references to the articles, sections and appendices of and to this Lease and references to this Lease include the Appendices.

1.3.Words importing the plural shall include the singular and vice versa.

1.4.Reference to "Lessee", "Lessor", "Owner", "Owner Participant", "Financing Party" or any other Person shall include the successors, assigns and transferees of such Person.

1.5.The headings in this Lease are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

1.6.References to (or to any specified provision of) this Lease or any other Operative Document shall mean this Lease or such other Operative Document as in force for the time being and as amended, novated, substituted or supplemented from time to time in accordance with this Lease or such Operative Document.

1.7.References to "hereby", "herein", "hereof", "hereunder", and other like words shall refer to this Lease including, without limitation, as supplemented by the Lease Supplement.

LEASE TERM; NATURE OF LEASE; SUBJECT AND SUBORDINATE TO MORTGAGE

Lease Term.

Lessor shall lease the Aircraft to Lessee for the period stated in Appendix 2A.

The Lease Term shall commence at Delivery and shall end on the Termination Date.

Bombardier CL-600-2C10; MSN 10070

Nature of Lease.  At all times during the Lease Term, full legal title to the Aircraft and each Item of Equipment shall remain vested in Owner to the exclusion of Lessee, notwithstanding the delivery of the Aircraft to, and the possession and use thereof by, Lessee.  This Lease and the Lease Supplement, together, transfer to Lessee with respect to the Aircraft a leasehold interest only and Owner is the owner and lessor of the Aircraft, and Lessee is the lessee of the Aircraft, for all purposes, including for purposes of the application of all relevant laws, regulations, rules, administrative practices and policies, and all relevant financial accounting principles.

Subject and Subordinate to Existing Mortgage.  Notwithstanding any other provision hereof, this Lease and Lessee’s rights hereunder shall be subject and subordinate to all the terms of the Existing Mortgage, including, without limitation, the Collateral Agent’s right to avoid this Lease in the exercise of its rights to repossession of the Airframe and any Engine under the Existing Mortgage.  Lessee agrees to and shall comply with Appendix I to Annex 3 of the Existing Mortgage, shall possess and use the Aircraft subject to the limitations on possession and use applicable to Lessor under the Existing Mortgage and shall not take any action hereunder not permitted to be taken by Lessor under the Existing Mortgage.  Lessee agrees to execute and deliver such further documents and instruments as may be reasonably requested by Lessor to further document the subordination of this Lease to the Existing Mortgage.  Lessee agrees to provide its consent to the registration on the International Registry of the subordination of this Lease to the Existing Mortgage. Lessee acknowledges that the UCC financing statement filed in respect of this Lease will be assigned to the Collateral Agent. Lessee acknowledges receipt of an executed copy of the Existing Mortgage (as in effect on the date of this Lease).  Lessee further acknowledges that Lessor shall be entitled to enter into a refinancing of the Aircraft and a subsequent mortgage in connection therewith and Lessee shall cooperate with any reasonable requests made by Lessor in connection with such refinancing in accordance with Sections 25.4 and 25.5 hereof.

Insurance. Notwithstanding any provision of Section 19 or Appendix 2B hereof, so long as the Existing Mortgage is in effect, Lessee agrees to insure the Aircraft in accordance with and shall comply with the provisions of Appendix I to Annex 3 of the Existing Mortgage. Lessee acknowledges receipt of a copy of Appendix I to Annex 3 of the Existing Mortgage.

RENT

Agreement to Pay Rent.  As rental for the Aircraft, Lessee shall pay to Lessor Basic Rent, in advance, on each Rent Payment Date in respect of each Rent Period.

Basic Rent.  The amount of Basic Rent due and payable by Lessee for each Rent Period is set forth in paragraph 1 of Appendix 2B.  If the Delivery Date is on or after the 15th day of the calendar month, Lessee's first payment of Basic Rent due at Delivery shall include Lessee's payment of Basic Rent due and payable for the second Rent Period of the Lease Term.

Bombardier CL-600-2C10; MSN 10070

Utilization Rent.   Lessee shall pay to Lessor the Utilization Rent when due in accordance with Section 13 of this Lease.

Supplemental Rent.  Lessee shall pay to Lessor, or to whomsoever shall be entitled thereto, any and all Supplemental Rent within ten (10) days after demand or such other relevant period as may be provided herein.

Obligation to Perform Unconditional.  This Lease is a net lease and Lessee's obligation to pay Rent and to perform its other Obligations shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation:

any withholding, set-off, counterclaim, recoupment, defense or other right which Lessee may have against Lessor or any other Person for any reason whatsoever (whether in connection with the transactions contemplated hereby or any other transactions), including, without limitation, any breach by Lessor of its warranties, agreements or covenants contained herein or in any of the other Operative Documents;

any defect in the title, registration, airworthiness, condition, design, operation, or fitness for use of, or any damage to or loss or destruction of, the Aircraft, or any interruption or cessation in the use or possession thereof by Lessee or any other Person for any reason whatsoever;

any Liens with respect to the Aircraft;

an Event of Loss with respect to the Aircraft or any Item of Equipment;

the invalidity or unenforceability or lack of due authorization or other infirmity of this Lease or any absence of right, power or authority of Lessor or Lessee to enter into this Lease;

any insolvency, bankruptcy, examinership, reorganization, administration, liquidation or similar proceedings affecting the enforcement of creditor's rights generally by or against Lessor or Lessee;

any other circumstance or happening of any nature whatsoever, whether or not similar to any of the foregoing; or

any imposition of Taxes.

COMMITMENT FEE; FUEL AT DELIVERY

Commitment Fee Amount.  Lessee shall pay the Commitment Fee in cash into Lessor's bank account in accordance with the provisions of paragraph 2 of Appendix 2B.

Nature of Commitment Fee.  From and after receipt by Lessor the Commitment Fee will be non-refundable and the sole, absolute and unconditional property of Lessor.

Bombardier CL-600-2C10; MSN 10070

Fuel at Delivery.  Lessee shall pay Lessor for the amount of fuel onboard the Aircraft at the delivered price of such fuel at the Delivery Location on the Delivery Date.

PAYMENTS

Lessor's Account; Nature of Payments.  All payments of Rent, Commitment Fee and Utilization Rent shall be made by Lessee to Lessor's bank account identified in Appendix 2B, Section 3 or to such other account designated in writing by Lessor.  Lessee shall, together with such payment, identify the source of such payment and refer to the make, model and Manufacturer's serial number of the Aircraft.  All payments of Rent received by Lessor are the sole, absolute and unconditional property of Lessor.

Payments on Non‑Business Days.  When any payment under any Operative Document would otherwise be due to Lessor on a day that is not a Business Day, the due date for payment shall be the preceding Business Day.

Timing of Payments.  Payments due under this Lease shall be made by Lessee for credit to Lessor not later than 2:00 P.M. New York, New York, USA time on the due date.

Late Payment.  If Lessee fails to pay to Lessor any sum on its due date for payment under this Lease or any other Operative Document, including any payment of Supplemental Rent, Lessee shall pay to Lessor on demand interest on such sum from the due date up to the date of actual payment (including non-payment following the issuance of a judgment) at the Past Due Rate.

Calculation of Interest and Prorating of other Payments.

All interest payable under this Lease or any other Operative Document shall accrue from day to day and be calculated on the basis of actual days elapsed and a 360 day year.

All payments of a monthly nature under this Lease and any other Operative Document, including, but not limited to payments of Basic Rent and in respect of Utilization Rent, that accrue on a monthly basis and for which the payment due is for less than a complete month shall be prorated on a daily basis based on a month consisting of thirty (30) days.

Payments in United States Dollars.  All amounts to be paid hereunder shall be paid in Dollars, in immediately available funds.  The specification of Dollars in this transaction is of the essence and Dollars shall be the currency of account in any and all events.  The obligations of Lessee hereunder shall not be discharged by an amount paid in another currency, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on prompt conversion to Dollars and transfer to Lessor at Lessor's account under normal banking procedures does not yield the amount of Dollars owing to Lessor.  If Lessor receives an amount in respect of Lessee's liability under this Lease or if such liability is converted into a claim, proof, judgment or order in a currency other than Dollars, Lessee will indemnify Lessor, on an After-Tax

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Basis, as an independent obligation against any loss arising out of or as a result of such receipt or conversion.  If the amount received by Lessor, when converted into Dollars (at the market rate at which Lessor is able on the relevant date to purchase Dollars in New York with that other currency) is less than the amount owed in Dollars Lessee will, forthwith on demand, pay to Lessor an amount in Dollars equal to the deficit.  In addition, Lessee waives any right it may have in any jurisdiction to pay any amount due or to become due hereunder in a currency other than Dollars.

Retention of Certain Payments. Any amount referred to in any Operative Document which is payable to or retainable by Lessee shall not be paid to or retained by Lessee at any time when a Payment Default or an Event of Default shall have occurred and be continuing, but instead such amount shall be paid to or held by Lessor as security for the Obligations and Related Obligations to be held and applied in accordance with the provisions of this Lease.  At such time as there shall not be continuing any Payment Default or Event of Default, such amount shall be paid to Lessee to the extent not applied in accordance with the preceding sentence.  Where Lessor would, but for this Section 5.7 or any similar provision, be obliged to make any payment to Lessee, Lessor may elect in its absolute discretion to make such payment but shall be entitled to deduct or withhold from such payment any amount then due and payable but unpaid by Lessee under or in respect of the Obligations or Related Obligations.

Application of Payments.  Lessor may apply any payment received from Lessee under any Operative Document which is less than the full amount then due and owing to Lessor in respect of the Obligations or Related Obligations in such proportions, order and manner as Lessor may, in its absolute discretion, determine, notwithstanding any designation or instruction for application that may have been made by Lessee.

AIRCRAFT DELIVERY CONDITION; LESSEE'S INSPECTION

Aircraft Delivery Condition.  The Aircraft shall be delivered to Lessee by Lessor on the Delivery Date in the condition set forth in Appendix 2D.

Lessee's Inspection of Aircraft; No Lessor Liability.

Lessee acknowledges that in accepting the Aircraft it is relying on its own inspection and knowledge of the Aircraft and each Item of Equipment in determining whether they meet the requirements of this Lease and specifically disclaims any reliance upon any representation or assurance by Lessor or any Affiliate of Lessor or any Servicer in making such determination.  Lessee further acknowledges that Lessor will not cure any nonconformity of the Aircraft or any Item of Equipment, discovered, difficult of discovery, or undiscovered, unless both (x) the nonconformity or possibility of nonconformity and (y) Lessor's agreement to cure such nonconformity are expressed in a written instrument signed by Lessor and Lessee delivered at or before the execution and delivery of the Acceptance Certificate and Lease Supplement.  Except for any express commitment by Lessor to cure any nonconformity evidenced by a written instrument of the type described in (y) above, neither Lessor nor any Affiliate of Lessor nor any

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Servicer will be liable to Lessee or any other Person for any failure of the Aircraft to conform with the requirements of this Lease at the time of acceptance of the Aircraft by Lessee.

Compliance.  All representatives designated by Lessee to perform the pre-Delivery inspections of the Aircraft contemplated under this Lease shall comply with all occupational health and safety and security requirements as the same are advised by Lessor or any party acting by or through Lessor at the location of such inspections.

CONDITIONS PRECEDENT TO DELIVERY

Conditions Precedent in Favor of Lessor.  Lessor's obligation to deliver and lease the Aircraft to Lessee is subject to:

no Event of Loss having occurred with respect to the Aircraft;

no Default or Event of Default having occurred and be continuing;

there having been no material adverse change to the financial status or condition of Lessee from the date of execution of this Lease to the Delivery Date; and

the receipt by Lessor of each item identified in Appendix 5 by the date required for such item appearing therein.

Waiver or Deferral of Conditions Precedent.  If any condition precedent specified in Section 7.1 (excluding Section 7.1(a)) is not satisfied before Delivery, Lessor may, at its option, waive or defer satisfaction thereof on such terms and for such period as Lessor may determine and notify to Lessee in writing.

7.3. Conditions Precedent in Favor of Lessee: Lessee’s obligation to accept and take delivery of and lease the Aircraft from Lessor is subject to:

(a) the Aircraft being in compliance with the condition required for Delivery under this Lease; and

(b) the receipt by Lessee of each item identified in Appendix 5, PART 2 (Conditions Precedent in favor of Lessee) by the date required for such item appearing therein.

If any condition precedent specified in this Section 7.3 is not satisfied before Delivery, Lessee may, at its option, waive or defer satisfaction thereof on such terms and for such period as Lessee may determine and notify to Lessor in writing.

DELIVERY; EVENT OF LOSS PRIOR TO DELIVERY; RISK OF LOSS FOLLOWING DELIVERY

Delivery Location and Timing.  Lessor shall deliver the Aircraft in the condition required by this Lease to Lessee and Lessee shall accept the Aircraft under this Lease on the Scheduled Delivery Date at the Delivery Location, whereupon the Lease Term shall commence.

Event of Loss to Aircraft Prior to Delivery.  If an Event of Loss to the Aircraft occurs prior to Delivery, Lessor will notify Lessee promptly following

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Lessor's actual knowledge of the same and this Lease shall automatically terminate whereupon neither party will have any further liability to the other except that if Lessee has paid the Commitment Fee then Lessor will pay to Lessee the amount specified in Section 22.6.

[Intentionally Blank].

Risk of Loss to Aircraft following Delivery.  Upon Delivery, risk of loss or damage to the Aircraft shall pass to Lessee for the Lease Term.

Delay in Delivery. Lessor shall not be liable to Lessee for any delay or failure in Delivery to Lessee.

LESSEE'S REPRESENTATIONS, WARRANTIES AND COVENANTS

Lessee's Representations and Warranties.  Lessee represents and warrants to Lessor that:

Lessee is a company duly organized and validly existing under the laws of its State of Organization and has the corporate power and authority to carry on its business as it is being conducted.

Lessee has the corporate power to enter into and perform, and has taken all necessary corporate action to authorize the entry into, performance and delivery of each Operative Document and upon execution by the other parties thereto the Operative Documents will constitute the valid and legally binding and enforceable obligations of Lessee.

The execution and delivery of, the performance of its Obligations under, and compliance by Lessee with the provisions of, the Operative Documents will not (i) contravene any existing applicable law of its State of Organization or the State of Registration (or federal and other divisional governmental laws applicable therein), (ii) conflict with, or result in any breach of any of the terms of, or constitute a default under, any agreement or other instrument to which Lessee is a party or is subject or by which it or any of its property is bound, (iii) contravene or conflict with any provision of its constitutional and/or organizational documents or (iv) result in the creation or imposition of, or oblige it to create, any Lien over its undertaking or any of its assets, rights or revenues.

Except as disclosed in Appendix 8, Lessee is not in default under any material agreement to which it is a party or by which it may be bound and no litigation, arbitration or administrative proceeding is taking place or, to the best of its knowledge, pending or threatened against Lessee which could have a material adverse effect on its ability to perform its Obligations.

The financial statements of Lessee for each financial year as have been provided to Lessor prior to the date hereof have been reviewed by an independent and duly qualified U.S. certified public accounting firm and fairly and accurately present the accounts, liabilities and financial position of Lessee as at the date as of which they were prepared and the results of the operations of Lessee for the period to which they relate and do not contain any misstatement or misrepresentation of any material facts.

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Other than making the filing in respect of this Lease in the State of Registration with the Aeronautics Authority and registration thereof with the IR, filing financing statements under the UCC with the Secretary of State of the State of  Delaware and possession by Lessor of the chattel paper copy of this Lease, it is not necessary, in order to ensure the legality, validity, enforceability or admissibility in evidence of any Operative Document, that such Operative Document or any other instrument be notarized, filed, recorded, registered or enrolled in any court, public office or elsewhere in relation to any of the Operative Documents.

Lessee has received and complied with or will, prior to the Delivery Date, receive and comply with, each authorization required for the valid authorization, execution, delivery and performance of this Lease and each other Operative Document, the validity and enforceability hereof and thereof and the compliance, satisfaction or performance by Lessee with or of all monetary and other Obligations hereunder and thereunder and all such authorizations are, or prior to the Delivery Date will be, valid and in full force and effect.

The choice by Lessee of New York law to govern the Operative Documents and the submission by Lessee to the jurisdiction of the New York courts is valid and binding on Lessee.

In any proceedings taken in any jurisdiction in relation to any of the Operative Documents, Lessee will not be entitled to claim for itself or any of its assets immunity from suit, execution, attachment or other legal process.

Lessee has paid or caused to be paid all fees or charges assessed and due against it (or against any aircraft owned by or leased to or operated by it) by any airport or air navigation authority assessing landing or navigation fees or charges in respect of the Aircraft or any other aircraft owned by or leased to or operated by it.

No Default or Event of Default has occurred and is continuing.

With respect to Taxes:

Lessee has duly filed all Income Tax returns and all other material Tax returns that it is required by applicable Laws to file, has duly paid all Taxes stated to be due and payable in such Tax returns and has duly paid all Taxes stated to be due in any communication issued by any taxing authority other than Taxes (A) which are being contested in good faith by appropriate proceedings in accordance with applicable Law, (B) for which adequate reserves are maintained in accordance with GAAP, and (C) the contest of which does not involve any risk of criminal penalty or any reasonable possibility of any sale, forfeiture, confiscation, seizure or loss of, or the imposition of a Lien on, any Item of Equipment or any interest therein;

no Tax imposed by any Governmental Authority or other taxing authority of, or having jurisdiction in, Lessee's State of Organization or the State of Registration is (A) required to be paid by any Indemnitee as a result of the execution, delivery, performance or enforcement of, or the transactions and activities provided for or contemplated in, the Operative Documents, or (B) required to be deducted or withheld from or with respect to any amount payable by Lessee under any Operative Document; and

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no Indemnitee is required to give any notice to, make any registration with, or file any document or information with, any Governmental Authority or other taxing authority of, or having jurisdiction in, Lessee's State of Organization or the State of Registration with respect to Taxes by reason of the execution, delivery, performance or enforcement of the Operative Documents.

Application of Representations and Warranties; Survival.  Each representation and warranty set out in Section 9.1 shall survive the execution hereof and the delivery of the Aircraft and shall be deemed to be repeated on the Delivery Date by reference to the facts and circumstances existing on such date.

Lessee's General Covenants.(1).  Lessee covenants to Lessor that it will:

preserve and maintain (i) its corporate existence and (ii) all of its rights, privileges and franchises in every jurisdiction in which the character of the property owned or the nature of the business transacted by it makes licensing or qualification necessary;

pay or cause to be paid (i) all Taxes required by applicable Laws to be paid by it (whether such Taxes are imposed upon it or upon its income and profits or upon any property belonging to it or otherwise) prior to the date on which any penalty accrues, except Taxes which it is contesting in good faith by appropriate proceedings provided that such contest does not involve any risk of criminal penalty or any reasonable possibility of sale, forfeiture, confiscation, seizure or loss of, or the imposition of any Lien on, any Item of Equipment or any interest therein, and (ii) all other lawful claims which, if not paid, are reasonably likely to result in the imposition of a Lien upon its property or upon the Aircraft or any part thereof;

remain duly qualified to operate the Aircraft under applicable Law;

maintain in full force and effect all governmental consents, licenses, authorizations, approvals, declarations, filings and registrations obtained or effected in connection with this Lease and every document or instrument contemplated hereby and to take all such additional action as may be proper or advisable in connection herewith or therewith.  Lessee further undertakes to timely obtain or effect any new or additional governmental consents, licenses, authorizations, approvals, declarations, filings or registrations as may become necessary for Lessee's performance of its Obligations;

not cause, permit or suffer, directly or indirectly, any Change of Control without the prior written consent of Lessor; provided however Lessor’s consent shall not be required in respect of any change of control where United has consented in writing to such Change of Control and, following such Change of Control, Lessee does not have a tangible net worth less than Lessee's tangible net worth immediately prior to the consummation of the Change of Control, each as demonstrated to Lessor to its satisfaction not less than five (5) Business Days prior to Lessee consummating such Change of Control transaction;

notify Lessor of any change to Lessee's registered office, principal place of business or chief executive office not more than thirty (30) days following such change;

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not (i) voluntarily suspend its certificated operations of the Aircraft or its fleet (except as may be required in response to a pandemic, epidemic or quarantine); or (ii) permit to be revoked, canceled or otherwise terminated, whether by act or omission, all or substantially all of the franchises, concessions, permits, rights or privileges required for the conduct of business and operations of Lessee or the free and continued use and exercise thereof;

pay promptly when due all navigation and en-route charges and all other charges payable by Lessee for the use of or services provided at any airport, whether in respect of the Aircraft or any other aircraft in Lessee's fleet;

not represent or hold out Owner, Lessor (if not Owner), any Financing Party or any Affiliate of the foregoing as carrying goods or passengers on the Aircraft or being in any way connected to operation of the Aircraft; and

If any items delivered to Lessor in connection with this Lease are required by this Lease to have a validity and effectiveness for the Lease Term, but have or are of a duration or effectiveness that is for less than the Lease Term when originally delivered, cause replacements, extensions or supplements thereof to be timely delivered to Lessor during the Lease Term to ensure that Lessor maintains at all times during the Lease Term the benefits initially afforded by such items and the continued effectiveness and validity of the same for the Lease Term.

LESSOR'S REPRESENTATIONS, WARRANTIES AND COVENANTS; DISCLAIMERS

General Representations and Warranties of Lessor.  Lessor represents and warrants to Lessee that:

Lessor is a company duly organized and validly existing under the laws of its State of Organization and has the corporate power and authority to carry on its business as it is being conducted;

Lessor has the corporate power to enter into and perform, and has taken all necessary corporate action to authorize the entry into, performance and delivery of each Operative Document to which it is a party and upon execution by the other parties thereto the Operative Documents to which it is a party will constitute its valid and legally binding and enforceable obligations;

the execution and delivery of, the performance of its obligations under, and compliance by Lessor with the provisions of, the Operative Documents to which it is a party will not (i) contravene any existing applicable law of its State of Organization (or federal and other divisional governmental laws applicable therein), (ii) conflict with, or result in any breach of any of the terms of, or constitute a default under, any agreement or other instrument to which Lessor is a party or is subject or by which it or any of its property is bound, or (iii) contravene or conflict with any provision of its constitutional and/or organizational documents; and

Lessor has received and complied with or will, prior to the Delivery Date, receive and comply with, each authorization required for the valid authorization, execution, delivery and performance of this Lease and each other Operative Document to which Lessor is a party and the validity and enforceability hereof and thereof.

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Covenant of Quiet Enjoyment. This Lease is subject and subordinate to the terms of the Existing Mortgage as set forth in Section 2.3.  Expressly subject to Section 2.3 and the rights of the Financing Parties under the Existing Mortgage and any other financing documents relating to the Existing Financing, Lessor covenants that so long as an Event of Default shall not have occurred and be continuing, Lessee shall quietly enjoy the Aircraft without interference by Lessor or by any Person (other than the Financing Parties in relation to the Existing Mortgage and Existing Financing) lawfully claiming by or through Lessor.  The exercise by Lessor of its rights under this Lease or any other Operative Document shall not constitute a breach of this Section 10.2.

Disclaimer; Waiver of Warranties; Waiver of Remedies.  LESSEE AGREES THAT UPON LESSEE’S ACCEPTANCE AT DELIVERY OF THE AIRCRAFT AND EACH ITEM OF EQUIPMENT, SUCH DELIVERY SHALL BE "AS-IS, WHERE-IS".  LESSEE ACKNOWLEDGES AND AGREES THAT NO INDEMNITEE HAS, OR SHALL BE DEEMED TO HAVE MADE, (WHETHER BY VIRTUE OF HAVING LEASED THE AIRCRAFT UNDER THIS LEASE, OR HAVING ACQUIRED THE AIRCRAFT, OR HAVING DONE OR FAILED TO DO ANY ACT, OR HAVING ACQUIRED OR FAILED TO ACQUIRE ANY STATUS UNDER OR IN RELATION TO THIS LEASE OR OTHERWISE), AND LESSOR, FOR ITSELF AND FOR EACH INDEMNITEE, HEREBY SPECIFICALLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE (EXCEPT AS HEREIN BELOW PROVIDED), AIRWORTHINESS, CONDITION, DESIGN, OPERATION, MERCHANTABILITY, FREEDOM FROM CLAIMS OF INFRINGEMENT OR THE LIKE, OR FITNESS FOR USE FOR A PARTICULAR PURPOSE OF THE AIRCRAFT, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP OF THE AIRCRAFT, THE ABSENCE THEREFROM OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE OR CAPABLE OF DISCOVERY, OR AS TO ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED (INCLUDING ANY IMPLIED WARRANTY ARISING FROM A COURSE OF PERFORMANCE OR DEALING OR USAGE OF TRADE), WITH RESPECT TO THE AIRCRAFT; AND LESSEE HEREBY WAIVES, RELEASES, RENOUNCES AND DISCLAIMS EXPECTATION OF OR RELIANCE UPON ANY SUCH WARRANTY OR WARRANTIES.  NO INDEMNITEE SHALL HAVE ANY RESPONSIBILITY OR LIABILITY TO LESSEE OR ANY OTHER PERSON, WHETHER ARISING IN CONTRACT OR TORT OUT OF ANY NEGLIGENCE OR STRICT LIABILITY OF LESSOR OR OTHERWISE, FOR (i) ANY LIABILITY, LOSS OR DAMAGE CAUSED OR ALLEGED TO BE CAUSED DIRECTLY OR INDIRECTLY BY THE AIRCRAFT OR ANY ITEM OF EQUIPMENT OR BY ANY INADEQUACY THEREOF OR DEFICIENCY OR DEFECT THEREIN OR BY ANY OTHER CIRCUMSTANCE IN CONNECTION THEREWITH, (ii) THE USE, OPERATION OR PERFORMANCE OF THE AIRCRAFT OR ANY RISKS RELATING THERETO, (iii) THE DELIVERY OR DELAY IN DELIVERY OF THE AIRCRAFT, OR (iv) THE OPERATION, SERVICING, MAINTENANCE, REPAIR, IMPROVEMENT OR REPLACEMENT OF THE AIRCRAFT OR ANY ITEM OF EQUIPMENT.  THE

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WARRANTIES AND REPRESENTATIONS SET FORTH IN SECTION 10.1 ARE EXCLUSIVE AND IN LIEU OF ALL OTHER REPRESENTATIONS OR WARRANTIES WHATSOEVER, EXPRESS OR IMPLIED, AND NO INDEMNITEE SHALL BE DEEMED TO HAVE MADE ANY OTHER WARRANTIES.

LESSEE REPRESENTS TO LESSOR THAT LESSEE HAS USED ITS OWN JUDGMENT IN SELECTING THE AIRCRAFT AND HAS DONE SO BASED ON ITS SIZE, DESIGN AND TYPE.  LESSEE ACKNOWLEDGES THAT THE RENT AND OTHER AMOUNTS HAVE BEEN CALCULATED HAVING DUE REGARD FOR THE PROVISIONS OF THIS SECTION 10.3.

LESSEE HEREBY AGREES THAT ITS ACCEPTANCE OF THE AIRCRAFT AT DELIVERY AND ITS EXECUTION AND DELIVERY OF THE ACCEPTANCE CERTIFICATE CONSTITUTE LESSEE'S WAIVER OF THE WARRANTY OF DESCRIPTION, ANY CLAIMS LESSEE MAY HAVE AGAINST LESSOR BASED UPON THE FAILURE OF THE AIRCRAFT TO CONFORM WITH SUCH DESCRIPTION AND ANY AND ALL RIGHTS IT MAY HAVE UNDER APPLICABLE LAW. EVEN IF AT ANY TIME THE FAILURE OF THE AIRCRAFT TO CONFORM TO SUCH DESCRIPTION SUBSTANTIALLY IMPAIRS THE VALUE AND UTILITY OF THE AIRCRAFT AND EITHER (1) LESSEE ACCEPTED THE AIRCRAFT BASED ON A REASONABLE ASSUMPTION THAT THE NONCONFORMITY WOULD BE CURED AND IT WAS NOT CURED WITHIN THE TIME PROVIDED OR, IF NOT PROVIDED, WITHIN A REASONABLE PERIOD OF TIME OR (2) LESSEE ACCEPTED THE AIRCRAFT WITHOUT DISCOVERING THE NONCONFORMITY BUT LESSEE'S ACCEPTANCE OF THE AIRCRAFT WAS REASONABLY INDUCED EITHER BY AN INDEMNITEE'S ASSURANCES OR BY THE DIFFICULTY OF DISCOVERING ANY DEFECT PRIOR TO ACCEPTANCE, LESSEE AGREES NOT TO LOOK TO ANY INDEMNITEE FOR DAMAGES OR RELIEF ARISING OUT OF THE FAILURE OF THE AIRCRAFT TO CONFORM TO SUCH DESCRIPTION.

DELIVERY BY LESSEE TO LESSOR OF THE ACCEPTANCE CERTIFICATE WILL BE CONCLUSIVE PROOF AS BETWEEN LESSOR AND LESSEE THAT LESSEE HAS EXAMINED AND INVESTIGATED THE AIRCRAFT, INCLUDING THE ENGINES AND THE AIRCRAFT DOCUMENTS AND THAT EACH IS IN THE CONDITION REQUIRED HEREUNDER AND WITHOUT DEFECT, EXCEPT AS SPECIFICALLY SET FORTH IN SUCH CERTIFICATE, (WHETHER OR NOT DISCOVERABLE OR DIFFICULT OF DISCOVERY AT DELIVERY) AND IS OTHERWISE IN EVERY WAY SATISFACTORY TO LESSEE.

LESSEE HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS WHICH IT MAY NOW HAVE OR WHICH AT ANY TIME HEREAFTER MAY BE CONFERRED UPON IT, BY STATUTE OR OTHERWISE, TO SUSPEND ITS PERFORMANCE HEREUNDER OR TO TERMINATE, CANCEL, QUIT OR SURRENDER THIS LEASE.  EACH PAYMENT OF RENT MADE BY LESSEE TO LESSOR SHALL BE ABSOLUTE AND FINAL AND LESSEE SHALL NOT HAVE ANY RIGHT TO AND WILL NOT SEEK TO RECOVER ANY PART OF SUCH PAYMENT FROM LESSOR FOR ANY REASON WHATSOEVER, EXCEPT FOR NEGLIGENCE OR MANIFEST ERROR

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IN THE CALCULATION OF THE AMOUNT OR REMITTANCE OF SUCH PAYMENT.  LESSEE'S COVENANTS AND PROMISES IN THIS LEASE ARE IRREVOCABLE AND INDEPENDENT UPON DELIVERY HEREUNDER, AND NONE OF SUCH COVENANTS OR PROMISES IS SUBJECT TO CANCELLATION, TERMINATION, MODIFICATION, REPUDIATION, EXCUSE, OR SUBSTITUTION WITHOUT LESSOR'S CONSENT OR THE CONSENT OF SUCH OTHER PERSON IN WHOSE FAVOR THE COVENANT OR PROMISE RUNS.  LESSEE AGREES THAT ITS ONLY RIGHT WITH RESPECT TO A DEFAULT BY LESSOR UNDER THIS LEASE IS, AFTER COMPLYING WITH ITS OBLIGATIONS UNDER THIS LEASE, TO MAKE A CLAIM AGAINST LESSOR FOR ACTUAL DAMAGES RESULTING DIRECTLY FROM SUCH DEFAULT AND LESSEE HEREBY WAIVES ANY OTHER RIGHTS OR REMEDIES IT MAY HAVE UNDER ARTICLE 2A (UNIFORM COMMERCIAL CODE—LEASES) OF THE NEW YORK UNIFORM COMMERCIAL CODE OR OTHERWISE.

DISCLAIMER AND WAIVER OF INCIDENTAL, CONSEQUENTIAL, SPECIAL AND PUNITIVE DAMAGES.  LESSEE AGREES THAT IT SHALL NOT BE ENTITLED TO RECOVER, AND HEREBY DISCLAIMS AND WAIVES ANY RIGHT THAT IT MAY OTHERWISE HAVE TO RECOVER, (i) INCIDENTAL, CONSEQUENTIAL, SPECIAL AND PUNITIVE DAMAGES, AND/OR (ii) DAMAGES IN CONNECTION WITH ANY INTERRUPTION OF SERVICE, LOSS OF BUSINESS OR ANTICIPATED PROFITS AS A RESULT OF ANY BREACH OR ALLEGED BREACH BY LESSOR OF ANY OF THE AGREEMENTS, REPRESENTATIONS OR WARRANTIES OF LESSOR CONTAINED IN THIS LEASE OR ANY OPERATIVE DOCUMENTS.

NO DUTY OF INDEMNITEES TO INSPECT, ETC.  NO INDEMNITEE SHALL HAVE ANY DUTY OR OBLIGATION TO DETERMINE WHETHER ANY ITEM OF EQUIPMENT IS REQUIRED TO BE OVERHAULED OR MAINTAINED, OR TO OBSERVE OR INSPECT THE OVERHAUL OR MAINTENANCE OF ANY ITEM OF EQUIPMENT OR TO CONFIRM OR VERIFY THE FITNESS OR QUALIFICATION OF LESSEE OR ANY APPROVED MAINTENANCE ORGANIZATION TO PERFORM ANY MAINTENANCE TO ANY ITEM OF EQUIPMENT AND NO INDEMNITEE SHALL INCUR ANY LIABILITY OR OBLIGATION IN CONNECTION WITH THE FOREGOING OR BY REASON OF THE FAILURE OF ANY ITEM TO BE PROPERLY MAINTAINED OR BY REASON OF ANY INDEMNITEE'S ELECTION TO OBSERVE OR INSPECT OR NOT TO OBSERVE OR INSPECT ANY MAINTENANCE CHECK OR OTHER MAINTENANCE OF ANY ITEM OF EQUIPMENT PERFORMED DURING THE LEASE TERM.

10.6 LESSEE DISCLAIMER. BASED UPON AND IN RELIANCE ON THE FINANCIAL STATEMENTS PROVIDED AND OTHER REPRESENTATIONS MADE BY LESSEE PURSUANT TO SECTION 9.1 AND SUCH OTHER INFORMATION THAT LESSEE PROVIDED TO LESSOR PRIOR TO THE DATE HEREOF (AND, FURTHER, PROVIDED LESSEE HAS NOT FAILED TO DISCLOSE TO LESSOR ANY MATERIAL MATTERS OR MADE ANY MISSTATEMENTS OR MISREPRESENTATIONS OF MATERIAL FACTS), LESSOR ACKNOWLEDGES THAT IT IS MAKING ITS OWN, INDEPENDENT JUDGMENT CONCERNING LESSEE'S FINANCIAL

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POSITION. FURTHER LESSOR ACKNOWLEDGES THAT LESSOR HAS PERFORMED AT OR PRIOR TO DELIVERY SUCH DUE DILIGENCE INQUIRY THAT HAS FULLY SATISFIED LESSOR AND THAT LESSOR IS ENTERING INTO THIS LEASE WITH SUCH KNOWLEDGE AS LESSOR DEEMS SUFFICIENT IN ALL RESPECTS.

GENERAL OPERATION OF THE AIRCRAFT

General Operation.  Lessee will:

comply with the Law in any country or jurisdiction which may for the time being be applicable to the Aircraft and its use, maintenance and operation, including but not limited to the holding of all certificates, licenses, permits, authorizations and regulations, and take all reasonable steps to ensure that the Aircraft is not used for any illegal purpose;

not use any Item of Equipment in any manner contrary to:

any Manufacturer's operating manuals or instructions, or in violation of any airworthiness certificate or registration relating thereto; or

any recommendation of the Manufacturer of such Item of Equipment, or regulation of the Aeronautics Authority or for any purpose for which the Aircraft is not designed or reasonably suitable;

ensure that all personnel directly or indirectly employed by it in connection with the operation and maintenance of the Aircraft have the qualifications and hold the licenses required by the Aeronautics Authority and applicable Law;

use the Aircraft solely in commercial passenger and cargo (provided such cargo is carried exclusively in the cargo compartments of the Aircraft) operations for which Lessee is duly authorized by the Aeronautics Authority and under applicable Law and from a base located within the State of Registration;

not utilize the Aircraft for purposes of training, qualifying or re-confirming the status of cockpit personnel except for the benefit of Lessee's cockpit personnel, and then only if the use of the Aircraft for such purpose is not disproportionate to the use for such purpose of other similar model aircraft within Lessee's fleet of aircraft; and

obtain and maintain in full force and effect all certificates, licenses, permits and authorizations required for the making of payments required by, and the compliance by Lessee with its other Obligations under, this Lease.

Insured Operations.  Lessee will not use or locate or permit the Aircraft or any Item of Equipment to be used or located in any manner, for any purpose or at any location which is not covered by the insurance policies and the scope of coverage Lessee is required to carry and maintain as set forth in this Lease.  Lessee will not carry any goods of any description excepted or exempted from such policies or do any other act or permit to be done anything which could reasonably be expected to invalidate or limit any such insurance policy or coverage provided thereunder.

Bombardier CL-600-2C10; MSN 10070

Carriage of Goods.  Lessee shall not use the Aircraft for the carriage of:

whole animals living or dead except in compliance with I.A.T.A. regulations;

cargo to the extent forbidden pursuant to Section 2 (Limitations) of the I.A.T.A. Dangerous Goods Regulations, as revised, from time to time;

nuclear fuels or waste, illegal drugs, controlled substances or the like or any other goods, materials or items of cargo which are prohibited by Law or regulation; or

any other cargo which (i) could reasonably be expected to cause damage to the Aircraft or (ii) the carriage of which might cause damage that would not be adequately covered by insurance.

Operational Expenses.  Lessee shall pay or procure payment of all expenses incurred in the operation of the Aircraft during the Lease Term including, without limitation, expenses of flight crews, cabin personnel, fuel, oil, lubricants, maintenance, insurance, landing and navigation fees, airport charges, passenger service and any and all other expenses or claims of any kind or nature incurred during the Lease Term, arising directly or indirectly in connection with or related to the use, movement, operation, storage or location of the Aircraft or any Item of Equipment.  The obligations of Lessee under this Section 11.4 arising prior to any cancellation, termination or expiration of the Lease Term shall continue in full force and effect, notwithstanding such cancellation or termination (whether arising out of an Event of Default or otherwise) or expiration, and shall be enforceable by Lessor.

Compliance with Laws.  Lessee will:

not cause or permit the Aircraft to proceed to, or remain at, any location to the extent then prohibited by a prohibition order or restriction of applicable Law (or any similar order, regulation or directive) by any Governmental Authority of the State of Registration or Lessee's, Lessor's or Owner's State of Organization or any Governmental Authority of the country in which such location is situated; and

not use or permit the use of the Aircraft or any Item of Equipment with, for or on behalf of any Person:

whose property or interests in property are blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 24, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) (as the same is in effect during the Lease Term);

in violation of the United States Bank Secrecy Act, as amended, or any applicable regulations thereunder;

contrary to any of the sanctions programs administered by the Office of Foreign Assets Control of the United States Department of Treasury ("OFAC"), any regulations promulgated thereunder by OFAC or under any affiliated or successor governmental or quasi-governmental office, bureau or agency, or any enabling legislation or executive order relating thereto (ref: www.ustreas.gov/offices/enforcement/ofac/);

Bombardier CL-600-2C10; MSN 10070

on the list of "Specially Designated Nationals" and "Blocked Persons" or subject to the limitations or prohibitions under any OFAC regulation or executive order, as the same are amended from time to time;

who is the subject of a United Nations sanction or whose assets have been frozen by enabling legislation of the same in the State of Registration or Lessee's State of Organization; or

who is the subject of or which use is contrary to any Laws similar to or consistent with the foregoing clauses (i) through (v) as the same are enacted in the Lessee's State of Organization or the State of Registration;

as any or all of the same are amended or supplemented from time to time, and including any successor Laws as the same are enacted from time to time.

MAINTENANCE, MODIFICATION AND OPERATION OF THE AIRCRAFT

General.  Lessee, at its own expense subject where applicable to Lessor’s contribution toward the cost of performance of Qualifying Maintenance pursuant to Appendix 2F, shall cause the Aircraft and each Item of Equipment to be serviced, repaired, overhauled, tested and maintained:

in accordance with the Maintenance Program and the applicable Manufacturer's Repair Manuals including, without limitation, the Manufacturer's recommended corrosion prevention and control program for the Aircraft;

so as to keep each such Item in as good operating condition and appearance as when delivered to Lessee hereunder, ordinary and reasonable wear and tear excepted;

in compliance with all Manufacturers' service bulletins designated by such Manufacturer as either (x) an alert service bulletin or (y) a mandatory service bulletin, either of which by their terms (i) is applicable to the respective Item of Equipment and (ii) specify compliance during the Lease Term;

in compliance with all other Manufacturer's service bulletins which require compliance in order to maintain the validity of warranties; and

in compliance with all Airworthiness Directives which by the terms of each such AD require compliance during the Lease Term and which shall be accomplished in strict accordance with such AD and without application or utilization of any alternate method of compliance.

Accomplishment of Tasks and Repairs.  Lessee shall cause, at its expense, all Tasks to be accomplished on the Aircraft as they become due, with no discrimination toward the Aircraft with respect to any maintenance accomplished on similar model aircraft within Lessee's fleet of aircraft.  To the extent that the Maintenance Program permits certain Tasks to be accomplished on a sampling basis, Lessee nevertheless shall accomplish on the Aircraft all such Tasks that, by the terms of such Tasks, are applicable to the Aircraft. Any damage, defects or corrosion discovered during the Lease Term shall be repaired in accordance with the applicable

Bombardier CL-600-2C10; MSN 10070

Manufacturer's Repair Manual approved procedures at the sole expense of Lessee, and Lessee shall obtain Required Approval with respect to any repairs or modifications accomplished during the Lease Term which have not been approved by the Manufacturer and the Certificating Authority in addition to any approval received by Lessee from the Aeronautics Authority with respect to any such repairs or modifications.

Information on Maintenance.  Lessee, at its cost and expense, shall furnish Lessor, at such times during the Lease Term as Lessor shall reasonably request, copies of records maintained relating to the Aircraft, with a certificate signed by an officer of Lessee affirming that all the maintenance work represented by such records was accomplished by an Approved Maintenance Organization and that the maintenance work represented by such records was performed in compliance with the terms of this Lease.

Aircraft Documents in English Language.  Lessee, at its cost and expense, shall maintain all Aircraft Documents in the English language, including Aircraft Documents required by the applicable Aeronautics Authority and Certificating Authority to be maintained in respect of each Item of Equipment, and promptly furnish to Lessor upon Lessor's request such information as may be required to enable Lessor to file any reports required to be filed with any Governmental Authority because of Owner's ownership of the Aircraft.

Originals.  All Aircraft Documents, including records and documentation of maintenance accomplished on the Aircraft and any Item of Equipment shall be retained by Lessee until the Termination Date, at which time all records and Aircraft Documents shall be returned to Lessor in original (not duplicate) form.

Performance of Maintenance.  All Maintenance Checks shall be accomplished only at Approved Maintenance Organizations which shall be approved by Lessor in writing prior to the commencement of such Maintenance Check, such approval not to be unreasonably withheld.  All other maintenance on the Aircraft will be performed by Lessee using personnel that are approved and appropriately certified by the Aeronautics Authority to perform such maintenance.

Alterations, Modifications and Additions.  Required Alterations, Modifications and Additions.  Lessee, at its own cost and expense, shall make such alterations, modifications and additions to the Aircraft and any Items of Equipment as may be required from time to time to comply with:

all Manufacturers' service bulletins designated by such Manufacturer as either (x) an alert service bulletin or (y) a mandatory service bulletin, either of which by their terms (1) is applicable to the respective Item of Equipment and (2) specify compliance during the Lease Term;

Airworthiness Directives which by the terms of each such AD require compliance during the Lease Term and which shall be performed in strict accordance with such AD and without application or utilization of any alternate method of compliance; and

Bombardier CL-600-2C10; MSN 10070

all Laws and regulations of the Aeronautics Authority and Certificating Authority which require compliance during the Lease Term.

Discretionary Alterations, Modifications and Additions.  Except as set forth in the preceding clause (a) and except for such alterations, modifications and additions as are required to reconfigure the Aircraft to be in a CRJ550 configuration (which configuration change shall be at Lessee’s sole cost and expense and the workscope for which has been approved by United Airlines), Lessee shall not make any alteration, modification or addition to the Aircraft or any Item of Equipment (including, but not limited to, galleys, lavatories, avionics or Engines) without the prior written consent of Lessor.

Removed Items – Title and Risk of Loss.  Notwithstanding the provisions of Sections 12.8 and 12.9, title to any and all Items of Equipment removed from the Aircraft in accordance with the Lessor’s consent given under Section 12.7(b) or the reconfiguration of the Aircraft to a CRJ550 configuration pursuant to Section 12.7(b) shall remain with Owner and risk of loss or damage to the same shall remain with Lessee during the Lease Term and Lessee shall keep, store and maintain the same in accordance with Manufacturer's repair manual requirements and standard industry practice for reinstallation on the Aircraft in accordance with the following clause (d) (or for return to Lessor on the Termination Date, at Lessee’s cost and expense, if Lessor has provided the written notice contemplated by the following clause (d) to the effect that Lessee is not required to de-modify the Aircraft at Return).

De-Modification of Aircraft.  At Return, unless Lessor has provided contrary written notice to Lessee at least thirty (30) days prior to the Scheduled Termination Date, Lessee shall be required to de-modify the Aircraft from being a CRJ550 and restore the Aircraft to the condition and configuration it was in upon Delivery. Lessee shall be solely responsible for all costs and expenses of the de-modification and restoration of the Aircraft in accordance with the Section 12.7(d) except that Lessor shall pay any fees charged by the Manufacturer of the Airframe in respect of the completion and issuance by said Manufacturer of the paper work recertifying the Aircraft to the configuration it was in upon Delivery.

Replacement of Parts.  Lessee, at its own cost and expense, shall promptly replace all Parts which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever.  In addition, in the ordinary course of maintenance, service, repair, overhaul or testing, Lessee may remove any Part, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use; provided that Lessee shall as promptly as practicable either reinstall such Part or replace such Part pursuant to the terms of this Article 12.  Each replacement part prior to installation in the Aircraft or any Item of Equipment:

shall be free and clear of all Liens;

shall be in as good operating condition and shall have a value, utility, maintenance, modification and repair status at least equal to the Part replaced, assuming such replaced Part was in the condition and repair status required to be maintained by the terms hereof;

Bombardier CL-600-2C10; MSN 10070

shall have documentation certifying compliance with all applicable Certificating Authority and Aeronautics Authority requirements, including, without limitation:

if applicable, a Certificating Authority Form and, if not indicated on such form, a teardown report indicating time since Overhaul and a description of work accomplished with respect to such part by an Approved Maintenance Organization;

Overhaul records;

documentation of modification status and compliance with Airworthiness Directives; and

any other appropriate documentation applicable to the maintenance and repair status of such part; and

shall:

have the same part number (except to the extent the Manufacturer has superseded the part number of such Part, and in such an event the superseding part number shall be an acceptable alternate pursuant to the Manufacturer's Repair Manual or a Required Approval) and be of the same Manufacturer as the replaced Part;

with respect to Time Controlled Parts, have not accumulated more time since new (and time since Overhaul if such replaced Part has previously been Overhauled) than that of the replaced Part.

Title to Parts.

Parts Replacement in Connection with Maintenance.  Any Part removed from the Airframe or any Item of Equipment shall remain the property of Owner and subject to this Lease, no matter where located, until such time as such Part shall be replaced by a part which has been incorporated or installed in or attached to the Aircraft or an Item of Equipment pursuant to the requirements for replacement parts specified in Section 12.8 and title to such replacement part has been vested in Owner.  Except as set forth in Section 12.10, immediately upon any replacement part becoming incorporated, installed or attached to the Aircraft or an Item of Equipment as provided above, such part shall become the property of Owner, title to such replacement part shall immediately vest in Owner and such replacement part shall become subject to this Lease and be deemed a Part for all purposes hereof to the same extent as the Part which it has replaced.  Once the replacement part has become subject to this Lease, title to the Part so replaced shall immediately vest in Lessee.

Parts Replacement in Connection with Discretionary Alterations, etc.  So long as no Event of Default shall have occurred and be continuing, at any time during the Lease Term, Lessee may remove any Part from an Item of Equipment that was installed with Lessor’s consent pursuant to Lessee's accomplishment of an alteration, modification or addition pursuant to Section 12.7(b), provided that:

Bombardier CL-600-2C10; MSN 10070

such Part is in addition to and not in replacement of or in substitution for, any Part originally incorporated or installed in or attached to such Item at the time of delivery thereof hereunder or any Part in replacement of, or substitution for, any such original Part;

such Part is not required to be incorporated or installed in or attached or added to such Item of Equipment pursuant to the terms hereof and is not required to be installed on or attached to such Item of Equipment by the Aeronautics Authority or the Certificating Authority in order to maintain the airworthiness certification of the Aircraft for passenger operation; and

such Part can be removed from such Item without diminishing or impairing the value, utility or airworthiness which such Item would have had at such time had such alteration, modification or addition not occurred.

Upon removal of any such Parts, Lessee shall restore the area where such Part was removed so that it is in the condition it would have been had such Part not been installed, assuming such condition was in compliance with the terms of this Lease, and so that such removal is undetectable.  Title to any Part not removed by Lessee as above provided prior to the return of the respective Item of Equipment to Lessor hereunder shall remain vested in Owner.

Temporary Replacement of Parts.  Provided no Event of Default has occurred and is continuing, at any time during the Lease Term, any Part incorporated or installed in or attached or added to any Item of Equipment may be replaced temporarily with a part which does not satisfy the requirements of Section 12.8; provided that there shall not have been available to Lessee at the time and in the place that such substitute or replacement part was required to be installed on the Airframe or Engine a replacement part complying with the requirements of Section 12.8;

it would have resulted in an unreasonable disruption of the operation of the Aircraft and/or the business of Lessee as an airline to have grounded the Aircraft until such time as a replacement part complying with the requirements of Section 12.8 became available for installation on the Aircraft; and

as soon as practicable after installation of the same on the Airframe or Engine (and in any event no later than the earliest to occur of (i) thirty (30) days following such installation, (ii) the Scheduled Termination Date or (iii) the Termination Date) Lessee shall remove any such part not complying with the requirements of Section 12.8 and replace the same with a part complying with such requirements.

Upon the replacement by Lessee of any such non-conforming part pursuant to the foregoing clause (c), title to such replacement part shall, without further act, vest in Owner and such part shall be deemed a Part hereunder.

Exchanging Parts.  Any Part removed from the Aircraft or any Item of Equipment in the course of performance of maintenance on the same may be subjected by Lessee to normal exchanges customary in the airline industry in the ordinary course of Lessee's business provided that (x) the parts replacing such

Bombardier CL-600-2C10; MSN 10070

removed Parts are incorporated, installed in or attached to the Aircraft or such Item of Equipment promptly following the removal of such Parts, and (y) all applicable requirements of the Aeronautics Authority and the Certificating Authority shall be adhered to with respect to all such Parts being incorporated, installed, or attached, whether or not such Part was originally removed from the Aircraft or any Item of Equipment or is a replacement for any such removed Part.  Lessee shall, whether or not such exchanged part is owned by Lessee at the time such exchange is completed, comply or ensure the continued compliance with the requirements of Sections 12.8, 12.9 and 12.10 as applicable prior to installation of the same into the Aircraft or any Item of Equipment.

Temporary Attachment and Removal of Engines.  Installation of Other Engines.

In the regular course of performance of Lessee's Obligations under this Lease, Lessee may temporarily remove an Engine from the Airframe and install an engine on the Airframe, which engine is owned by Lessee or which is subject to a lease, conditional sale agreement, trust indenture or other security agreement, provided that such other engine is (x) free and clear of all Liens except the rights of the parties to the lease or conditional sale or other security agreement covering such engine and as the same are otherwise permitted to exist and are of the type permitted pursuant to Section 17.6, and (y) Lessee, or if Lessee is not the owner of the engine, the lessor, conditional seller, indenture trustee or secured party of any such engine agrees in writing in a form satisfactory to Lessor that it will not acquire or claim, as against Lessor, any right, title or interest in or any adverse right, title or interest to the Airframe or any Item of Equipment as the result of any such engine being installed on the Airframe If any of the respective interests of Lessor, Owner or any relevant Financing Party in any Item of Equipment is impaired or otherwise adversely affected by virtue of installation of such engine on the Airframe, Lessee shall promptly remove such engine from the Airframe, failing which such impairment or adverse effect will be deemed an Event of Default pursuant to Section 23(l) of Appendix 2H.

If Lessee shall have received from the lessor, conditional seller, indenture trustee or secured party of any engine leased to Lessee or owned by Lessee subject to a conditional sale or other security agreement a written agreement complying with Section 12.12(a)(i) hereof (which agreement may be contained in the lease, conditional sale or security agreement relating to such engine), Lessor hereby acknowledges and agrees (and shall procure that Owner and any relevant Financing Party shall acknowledge and agree) for the benefit of such lessor, conditional seller, indenture trustee or secured party that none of Lessor, Owner or any relevant Financing Party will acquire or claim, as against such lessor, conditional seller, indenture trustee or secured party, any interest in any such engine as the result of such engine being installed on the Airframe at any time while such engine is subject to such lease, conditional sale or security agreement and owned by such lessor or seller or subject to a security interest in favor of such secured party.

Lessee shall comply with the requirements of Section 19.4(c) for as long as such engine is installed on the Airframe and the engine shall be removed from the Airframe and the removed Engine reinstalled on the Airframe upon the occurrence and continuation of a Default or an Event of Default, but in any event, not later than the Termination Date.

Bombardier CL-600-2C10; MSN 10070

Installation of Engines on other Airframes.  Provided no Default or Event of Default has occurred and is continuing, Lessee may install an Engine removed from the Airframe on any other airframe of the same type leased by Lessor to Lessee and operated by Lessee and (i) Lessee shall comply with the requirements of Section 19.4 for as long as such Engine is installed on such other airframe and (ii) such Engine shall be removed from such other airframe and reinstalled on the Airframe upon the occurrence and continuation of a Default or an Event of Default, but in any event, not less than sixty (60) days prior to the Scheduled Termination Date.

UTILIZATION RENT

Utilization Rent. Lessee shall make payments to Lessor in respect of the Utilization Rent in accordance with Appendix 2C, on a monthly basis, within ten (10) days following the last day of each Rent Period, with the first payment due ten (10) days following the first Rent Payment Date occurring after Delivery; provided that Lessee's final payment in respect of Utilization Rent shall be made on the Termination Date.  All payments of Utilization Rent received by Lessor are the sole and absolute property of Lessor.  For the avoidance of doubt, Lessor shall not be required to provide an invoice to Lessee in respect of any Utilization Rent.

Discrepancies.  If Lessee's actual utilization of the Aircraft is greater than Lessee's utilization of the Aircraft reported to Lessor in accordance with Article 16, Lessee shall make up any deficiency payments in respect of Utilization Rent to Lessor within three (3) Business Days of the date of receipt of written notice from Lessor.

MANUFACTURER'S WARRANTIES

Assignable Warranties.  At Delivery Lessor will assign or make available to Lessee for the duration of the Lease Term the benefit of any remaining warranties given to Lessor by any Manufacturer and by any maintenance and repair organization, repair facility or vendor, in each case with respect to the Aircraft or any Item of Equipment.

Reassignment; Assignment of Lessee Warranties.  On the Termination Date:

the benefit of any warranty and other rights assigned or made available by Lessor to Lessee pursuant to this Lease will be reassigned automatically and without further act or writing to Lessor or its designee; provided that upon the occurrence and continuation of an Event of Default, Lessor may instruct any Manufacturer of any Item of Equipment, by a reservation of rights, to make any payments of monies under any warranty claims made by Lessee directly to Lessor for further credit to Lessee upon and subject to Lessee's cure of such Event of Default; and

Lessee shall assign and shall be deemed to have assigned to Lessor on and as of the Termination Date, at no charge to Lessor, any and all warranties Lessee has obtained in connection with any maintenance or services performed on the Aircraft or any Item of Equipment during the Lease Term.

Bombardier CL-600-2C10; MSN 10070

Warranty Claims.  Lessee and Lessor will cooperate in order that any valid claims under the warranties assigned to Lessee hereunder with respect to the Aircraft and other Items of Equipment are diligently pursued.

SUBLEASING

Subleasing. Lessee may not sublease (or otherwise part with possession) of the Aircraft or any Item of Equipment without the prior written consent of Lessor, except that Lessee may send and part possession with the Aircraft, the Engines or any Parts to the relevant manufacturers for testing or similar purposes or for service, repair or overhaul work, or alterations, modifications or additions to the extent required or permitted by this Lease.

Expenses.  Lessee shall pay or reimburse Lessor, Owner and any Financing Party on demand for their respective out of pocket costs and expenses incurred in connection with the review, negotiation and consummation of the transactions contemplated by any Permitted Sublease and such parties may condition their consent and approval of the same on receipt of such payment or reimbursement.

Lessee Remains Liable. Lessee shall remain primarily and fully responsible and liable for the performance of its Obligations under and the observance of the terms of this Lease and the Operative Documents, notwithstanding any Permitted Sublease, to the same extent as if such Permitted Sublease had not occurred.

REPORTING AND INSPECTIONS

Aircraft Utilization and Other Reporting/Information.  During the Lease Term, Lessee agrees to furnish to Lessor the following information in connection with Lessee's utilization of the Aircraft:

within (i) ten (10) days following the first Rent Payment Date after Delivery and each remaining Rent Payment Date during the Lease Term, and (ii) on the Termination Date, a utilization report in the form appearing in Appendix 7 reporting the utilization of the Items of Equipment set forth therein for the immediately preceding calendar month or part thereof;

notification within forty-eight (48) hours of the removal of any Engine, Landing Gear or APU, advising of (i) the reason for such removal, (ii) the location of such Item of Equipment, (iii) the total accumulated Flight Hours and Cycles of such Item of Equipment (or total APU Hours with respect to the APU), (iv) the Flight Hours and Cycles accumulated since the most recent Engine Restoration with respect to any Engine or the most recent Overhaul with respect to any Landing Gear, as applicable, (v) the APU Hours accumulated since the most recent Overhaul with respect to the APU, and (vi) the intended workscope, if applicable;

notification of and reasonably detailed information with respect to the cause and effects of any accident or incident with respect to any Item of Equipment (other than Parts) within forty-eight (48) hours (or within twenty-four (24) hours with respect to the Aircraft or the Airframe) of the occurrence or detection thereof;

Bombardier CL-600-2C10; MSN 10070

within a reasonable time (but not less than ten (10 days) prior to the commencement date for any Maintenance Check and in accordance with Section 12.6, the identity of the Approved Maintenance Organization Lessee intends to have perform such check together with a copy of the workscope intended to be accomplished in connection with the same; and

upon request of Lessor, a copy of the Maintenance Program, inclusive of all revisions issued as of the date of such request.

Further Information; Inspections.

During the Lease Term, Lessee shall promptly furnish to Lessor such other available information concerning the location, condition, use, maintenance and operation of the Items of Equipment as Lessor may reasonably request.

Lessee shall permit any Person (including prospective purchasers, financiers or lessees of the Aircraft) designated in writing by Lessor, to visit and inspect (at any reasonable time, provided that, so long as no Event of Default has occurred and is continuing, such inspection shall not unreasonably interfere with Lessee's business or operational commitments) the Items of Equipment, their condition, use and operation and the records maintained in connection therewith and to make copies of such records as Lessor may reasonably designate.  All representatives designated by Lessor to perform any such inspection of the Aircraft shall comply with all occupational health and safety and security requirements as the same are advised to Lessor in writing by Lessee or any party acting by or through Lessee at the location of such inspection.

Lessor shall be permitted to have representatives and/or agents present throughout the accomplishment of Maintenance Checks to observe all aspects of the same including, but not limited to, the workscope thereof.  Neither Lessor nor any person designated by Lessor shall have any duty to make any such inspection and none shall incur any liability or obligation by reason of making or not making such inspection.

Technical Report Prior to Return of Aircraft.

Eighteen (18) months prior to the Scheduled Termination Date, Lessee shall provide to Lessor a maintenance status report detailing the information in the form appearing in Appendix 7.

At Lessor's request, Lessee will make copies available of (i) drawings of the interior configuration of the Aircraft both as it then exists and as it will exist at Return, (ii) an Airworthiness Directive status list, (iii) a service bulletin incorporation list, (iv) Time Controlled Part listings and current maintenance status of each, (v) a list of modifications and alterations accomplished with respect to the Aircraft during the Lease Term, (vi) interior material burn certificates, (vii) the complete workscope for the Maintenance Checks and other work to be performed prior to Return, (viii) a list of all no‑charge service bulletin kits with respect to the Aircraft which were ordered by Lessee from any Manufacturer, (ix) current Engine disk sheets and a description of the work accomplished during the last shop visit for each Engine and (x) any other data which is reasonably requested by Lessor in connection with any of the foregoing.

Bombardier CL-600-2C10; MSN 10070

REGISTRATION; PERFECTION OF OWNER'S TITLE; LIENS

Registration.  The Lessor will cause the Aircraft to be registered with the Register at Delivery and will timely file with the Register any registration renewals required to be made during the Lease Term.  In the event of any change in applicable law that requires Lessee’s cooperation to complete the renewal of such registration, Lessee shall provide all reasonable cooperation requested by Lessor to effectuate such registration renewal.  Lessee shall not take or permit any action inconsistent with the continued registration of the Aircraft or the recordation of the various interests of Lessor, Owner and any Financing Party therein with the Register.

Identification Plates. At Delivery Lessee shall affix and, throughout the Lease Term, shall maintain in respect of the Aircraft and each Engine a fireproof identification plate of a reasonable size, in a clearly visible place in the cockpit of the Aircraft and on each Engine, that contains the legend in writing appearing in paragraph 5 of Appendix 2B.  Lessee shall not remove, or cause or permit the removal or modification of such identification plate without Lessor's prior written consent.  Lessee shall promptly replace any such nameplate that becomes illegible, lost, damaged or destroyed for any reason.  If at any time Lessor and/or Owner transfer their respective interests in the Aircraft or this Lease as permitted hereunder or Lessor or Owner finances or refinances the Aircraft, Lessee will, at Lessor's request and cost, promptly affix such new nameplates to the Airframe and the Engines as may be required by Lessor.

Authorization to Make Perfection Filings.  The execution of this Lease by the parties hereto constitutes the authorization by Lessee to Lessor's legal counsel to make (and where necessary to execute on Lessee's behalf) such perfection filings customary in U.S. legal practice as Lessor and its counsel deem necessary or desirable to protect the interest of Lessor, Owner and any Financing Party hereunder.  From time to time on reasonable written request made by Lessor, Lessee shall provide to Lessor a letter on the letterhead of Lessee, in form and substance reasonably satisfactory to Lessor and executed by an officer of Lessee, authorizing such Persons as Lessor may specify to make such perfection filings as Lessor reasonably deems necessary or desirable to protect the interests of Lessor, Owner or any Financing Party hereunder.

Perfection of Title.Lessee shall, together with Owner and/or Lessor, cause, or, at Lessor's request, assist Lessor in causing, this Lease, the Lease Supplement and any and all additional documents and instruments which shall be executed pursuant to the terms hereof as permitted by applicable Law or regulations, to be kept, filed and recorded in the Register.  Lessee shall not take any action which would conflict with or adversely affect such filings and recordation of the Lease and such other documents as provided herein.

If at any time subsequent to the initial recordation under the preceding clause (a), any filing or recording is reasonably necessary or desirable to protect the interests of Lessor and/or Owner, Lessee, at its own cost and expense and upon request by Lessor, shall cause this Lease, any financing statements with respect hereto, and any and all additional instruments which shall be executed pursuant to the terms hereof, to be kept, filed and recorded and to be re-executed, refiled

Bombardier CL-600-2C10; MSN 10070

and re-recorded in the appropriate office or offices pursuant to applicable Laws, to perfect, protect and preserve the rights and interests of Lessor and Owner hereunder and in the Aircraft or any Item of Equipment.

Without limiting the foregoing, Lessee shall also do or cause to be done, at its own expense, any and all acts and things which may be required under the terms of any Law involving any jurisdiction in which Lessee does, or is reasonably likely to, operate the Aircraft, or any and all acts and things which Lessor may reasonably request, to perfect and preserve Owner's ownership rights regarding the Aircraft within any such jurisdiction.

Cape Town Convention.  Lessee shall, together with Lessor, at Lessee's cost and expense promptly (i) do and join with Lessor in doing all such acts as may be necessary to perfect recognition of the title to and interest in the Aircraft of Lessor, Owner and of the Collateral Agent (if any) in accordance with the Cape Town Convention and (ii) execute and deliver to Lessor, to Owner and to any Financing Parties any other documents or instruments (including, without limitation, any de-registration and export request authorizations and powers of attorney) which such legislative or other provisions may authorize or recognize.

Permitted Liens.  Lessee shall not, directly or indirectly, create, incur, assume or suffer to exist any Lien on or with respect to this Lease, any Item of Equipment, title thereto or any interest therein, except (i) the respective rights of Owner, Lessor and Lessee as herein provided; (ii) a Lessor's Lien; (iii) Liens for Taxes not yet due or being contested in good faith by appropriate proceedings so long as adequate security has been posted with respect to such Taxes in accordance with GAAP; (iv) inchoate materialmen's, mechanics', workmen's, repairmen's, employees' or other like Liens arising in the ordinary course of business and for amounts the payment of which is either not yet delinquent or is being contested in good faith by appropriate proceedings (and for which adequate security has been posted by Lessee); and (v) Liens for airport, navigation, and en-route charges arising in the ordinary course of business and for amounts the payment of which is either not yet delinquent or is being contested in good faith by appropriate proceedings (and for which adequate security has been posted by Lessee).  Lessee shall not be permitted to contest any Lien if such contest gives rise to any reasonable possibility of the sale, forfeiture, confiscation, distraint, seizure or loss of any Item of Equipment or any interest therein in the course of any such proceedings, or as a result of any such Lien the respective interests of Lessor, Owner or any Financing Party will be adversely affected.  Lessee shall promptly, at its own expense, take such action as may be necessary to duly discharge any such Lien not excepted above if the same shall arise at any time with respect to any Item of Equipment.

GENERAL INDEMNITY

Scope.  Lessee agrees to indemnify, defend, reimburse and hold harmless, to the fullest extent permitted by Law, each Indemnitee from and against any and all Claims which in any way may result from, pertain to or arise in any manner out of, or are in any manner related to:

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the Aircraft, this Lease or any other Operative Document, or the breach of any representation, warranty, covenant or Obligation made or to be performed by Lessee hereunder or thereunder; or

the condition, design, ownership, manufacture, purchase, delivery, non-delivery, lease, possession, return, disposition, use, or operation of the Aircraft either in the air or on the ground; or

any defect in the Aircraft or any Item of Equipment (whether or not discovered or discoverable by Lessee or Lessor) arising from the material or any articles used therein or from the design, testing, or use thereof or from any maintenance, service, repair, overhaul, or testing of the Aircraft or any Item of Equipment, whether or not the Aircraft or any Item of Equipment is in the possession of Lessee, and regardless of where the Aircraft or any Item of Equipment may then be located; or

the accuracy, validity or traceability of any of the Aircraft Documents; or

any en route navigation charges, navigation service charges, airport charges and landing fees and all other charges payable in connection with the use of or for services provided at any airport or by any navigation service or Governmental Authority, whether in respect of the Aircraft or any other aircraft owned, leased or operated by Lessee; or

any lawful action taken by any Indemnitee in relation to the release or attempt to release the Aircraft from any arrest, confiscation, seizure, taking in execution, impounding, forfeiture or detention of the Aircraft; or

any act or omission of Lessee which invalidates or which renders voidable any Insurances or which is outside the scope of, or excluded from, the coverage thereof.

Upon payment in full to any Indemnitee of any indemnities contained in this Article 18 by Lessee, Lessee shall be subrogated to all rights and remedies which such indemnified party has or may have against the Manufacturer or any other Person.  If any Indemnitee or Lessee has knowledge of any Claim for which Lessee is obligated to indemnify under this Article 18, it shall comply with 18.4 below.

Lessee's Release.   Lessee hereby waives and releases each Indemnitee from any Claims (whether existing now or hereafter arising) for or on account of or arising or in any way connected with injury to or death of personnel of Lessee or loss or damage to property of Lessee or the loss of use of any property which may result from or arise in any manner out of or in relation to the ownership, leasing, condition, use or operation of the Aircraft or any Item of Equipment, either in the air or on the ground, or which may be caused by any defect in the Aircraft or any Item of Equipment from the material or any article used therein or from the design or testing thereof, or use thereof, or from any maintenance, service, repair, overhaul or testing of the Aircraft or any Item of Equipment regardless of when such defect may be discovered, whether or not the Aircraft or any Item of Equipment is at the time in the possession of Lessee, and regardless of the location of the Aircraft or any Item of Equipment at any such time.

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Repayment.  If an Indemnitee shall obtain a repayment or refund of any amount paid by Lessee, such Indemnitee shall, so long as there exists no Payment Default or continuing Event of Default, promptly pay to Lessee the amount of such repayment, together with the amount of any interest received by such Indemnitee on account of such repayment.

Contest and Payment.

(a)In case any action, suit or proceeding shall be brought against any Indemnitee for which Lessee is responsible under this Article 18, such Indemnitee shall notify Lessee of the commencement thereof (provided that failure to do so shall not eliminate any liability by Lessee to an Indemnitee under this Article 18 except to the extent that such failure results in an additional cost or expense to Lessee (in which event Lessee shall not be responsible for such additional cost or expense) or materially, adversely affects  Lessee’s ability to contest such claim) and, Lessee may, at its expense and subject to the provisions hereof, assume and control the defense thereof and, settle or compromise the same.

(b)Lessee or its insurer(s) shall have the right, at its or their expense, to investigate or, if Lessee or its insurer(s) shall agree in writing not to dispute liability to the Indemnitee giving notice of such action, suit or proceeding under this Article 18 for indemnification hereunder or under any insurance policies pursuant to which coverage is sought, respectively, control the defense of, any action, suit or proceeding, relating to any Claim for which indemnification is sought pursuant to this Article 18, and each Indemnitee shall cooperate with Lessee or its insurer(s) with respect thereto; provided, that Lessee shall not be entitled to control the defense of any such action, suit, proceeding or compromise any such Claim (i) during the continuance of any Payment Default or Event of Default, or (ii) if such proceedings will (x) involve any non-de minimis risk of the sale, forfeiture or loss of the Aircraft or any part thereof or (y) involve any risk of criminal liability of any Indemnitee or (z) involve any material risk of civil liability to any Indemnitee for which such Indemnitee is not indemnified hereunder.  In connection with any such action, suit or proceeding being controlled by Lessee, such Indemnitee shall have the right to participate therein, at its sole cost and expense, with counsel reasonably satisfactory to Lessee.

(c)If Lessee or its insurer(s) shall agree in writing not to dispute liability to the Indemnitee giving notice of an action, suit or proceeding under this Article 18 for indemnification hereunder or under any insurance policies pursuant to which coverage is sought, then such Indemnitee shall not enter into a settlement or other compromise with respect to any Claim arising out of such action, suit or proceeding without the prior written consent of Lessee, which consent shall not be unreasonably withheld or delayed, unless such Indemnitee waives its right to be indemnified under this Article 18 with respect to such Claim.

(d)In the case of any Claim indemnified by the Lessee hereunder which is covered by a policy of insurance maintained by Lessee pursuant to the Lease, at Lessee’s expense, each Indemnitee agrees to cooperate with the insurers in the exercise of their rights to investigate, defend or compromise such Claim as may be required to retain the benefits of such insurance with respect to such Claim.

(e)If an Indemnitee is not a party to this Agreement, Lessee may require such Indemnitee to agree in writing to the terms of this Article 18 prior to making any payment to such Indemnitee under this Article 18.

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(f)Nothing contained in this Article 18 shall be deemed to require an Indemnitee to contest any Claim or to assume responsibility for or control of any judicial proceeding with respect thereto.

(g)Lessee will provide the relevant Indemnitee with such information not within the control of such Indemnitee, as is in Lessee’s control or is reasonably available to Lessee, which such Indemnitee may reasonably request and will otherwise cooperate with such Indemnitee so as to enable such Indemnitee to fulfill its obligations under this Article 18.  The Indemnitee shall supply Lessee with such information not within the control of Lessee, as is in such Indemnitee’s control or is reasonably available to such Indemnitee, which Lessee may reasonably request to control or participate in any proceeding to the extent permitted by this Article 18.

(h)Each Indemnitee will give such further assurances or agreements and reasonably cooperate with Lessee to permit Lessee to pursue such claims, if any, to the extent reasonably requested by Lessee and at Lessee’s expense.

(i) Subject to the provisions of this Section 18.4 Lessee shall pay directly to each Indemnitee all amounts due under this Article 18 within thirty (30) days (i) after resolution of the contest by Lessee in accordance herewith or, (ii) if no such contest is conducted, after the receipt of written notice by Lessee from such Indemnitee that such payment is due.

Exclusions.  Notwithstanding the foregoing provisions of this Article 18, Lessee shall not be obligated under Article 18.1 in respect of any Claim against such Indemnitee to the extent that such Claim results from or arises out of:

(a)the gross negligence or willful misconduct of such Indemnitee;

(b)any Lessor's Lien,

(c)any Taxes, whether or not Lessee is required to indemnify therefor pursuant to Article 21 (it being understood that Article 21 is the sole source of Tax indemnification by Lessee hereunder); provided that this exclusion shall not apply to any Taxes taken into account in making any payment on an After-Tax Basis;

(d)acts or events which occur before Delivery or after the Termination Date, unless any such act or event results from an act or omission of Lessee which occurred during the Lease Term;

(e)such Indemnitee having acted in the capacity of a manufacturer, repairer, maintenance provider or servicing agent with respect to the Aircraft (provided that such this exclusion shall not apply to any liability with respect to any Claim brought against such Indemnitee in any other capacity);

(f)or constitutes, an expense which is an ordinary and usual operating or overhead expense of such Indemnitee or is an expense that is required to be borne by such Indemnitee under the Lease;

(g)or constitutes, an expense consisting of costs and expenses of (including injury to) any person inspecting the Aircraft on behalf of any Indemnitee;

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(h)breach or non-compliance by such Indemnitee of any of its representations, warranties or covenants under this Lease other than any such failure to the extent caused by (i) the failure of Lessee to perform or observe any agreement, covenant or condition on its part to be performed or observed in any Operative Document or (ii) the failure of any representation or warranty of Lessee or Lessee Parent to be true and correct when made or repeated; or

(i)any disposition (voluntary or involuntary) by Lessor or the Owner or any Financing Party of all or part of their respective interests in the Aircraft of this Lease except any such disposition incident to the exercise of remedies during the continuance of an Event of Default.

After-Tax Nature of Indemnity.  Each indemnity payable pursuant to this Article 18 shall be paid on an After-Tax Basis.

Survival.  The indemnities contained in this Article 18 shall continue in full force and effect notwithstanding the occurrence of the Termination Date, and are expressly made for the benefit of and shall be enforceable by each Indemnitee.

INSURANCE

Obligation to Insure.  Lessee shall, throughout the Lease Term, maintain in full force and effect, at its own cost and expense, the Insurances.  Lessor is not under any duty or obligation to verify the existence or adequacy of the Insurances.

Liability Insurance.  Lessee shall maintain in effect comprehensive third party aircraft liability insurance against bodily injury and property damage losses arising from ground, flight and taxiing exposures, including, but not limited to, passenger legal liability, cargo liability and products liability insurance in the amount set forth in paragraph 4.1 of Appendix 2B and in the aggregate with respect to products liability, or such higher amount as Lessee may maintain from time to time on similar aircraft, for any one accident, or series of accidents arising out of any one event, with respect to the Aircraft and Items of Equipment.  Such policy shall include war and allied risks in accordance with standard market practice (currently "The Extended Coverage Endorsement-AVN 52E") plus such excess coverage through government indemnity or commercial insurance up to the full limit required herein.  Any such liability insurance policy shall not be subject to any deductible amount except with respect to baggage, cargo liability, and hangar keeper's liability coverage, for which there may not be a deductible in an amount exceeding Ten Thousand Dollars ($10,000) or such higher amount as may be approved by Lessor in writing from time to time.  All Insurances shall:

name the Additional Insureds as additional insureds;

be primary without right of contribution from any other insurance which is carried by any Additional Insureds with respect to the Aircraft or any Engine when not installed on the Aircraft; and

each liability policy shall expressly provide that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured.

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Contractual Liability; Tail Coverage for Liability Insurance. The Insurances referred to in Section 19.2 shall:

include and insure (to the extent of the risks covered by the policies) the indemnity provisions of Article 18;

for a period of two (2) years after the Termination Date, at Lessee's cost and expense, continue to name each Indemnitee as additional insureds; and

should Lessor and/or Owner transfer their interests in the Aircraft and this Lease pursuant to Article 25, for a period of two (2) years from the effective date of such transfer continue to name as additional insured(s) the transferring Lessor (and the relevant transferring Owner and Financing Parties and other related Indemnitees).

Insurance Against Loss or Damage to the Items of Equipment.

Lessee shall maintain in effect with respect to the loss or damage to the Items of Equipment:

all‑risk ground and flight aircraft hull insurance for the Agreed Value set forth in paragraph 4.2 of Appendix 2B covering the Aircraft and all risk insurance on a full replacement cost basis with respect to the Landing Gear, APU, Engines and Parts while not installed on or in the Aircraft, and war risk insurance including, but not limited to, war, acts of terrorism, political/non-political hijacking, confiscation, including confiscation by the Government of Registry, expropriation or appropriation, nationalization, seizure and further including coverage for electromagnetic, chemical and biological risks as the same is available on the standard commercial aviation insurance markets.

All such insurance shall be payable in Dollars in the United States and shall be, with respect to the Aircraft, on an "agreed value" basis.  Any hull insurance carried in accordance with this Section 19.4 shall not contain any provision for self-insured amounts or a deductible that exceeds the deductible amount appearing in Appendix 2B, Section 4.4.  Any policies carried in accordance with this Section 19.4 shall designate Owner as owner and Owner, or its nominee, as sole loss payee, on behalf of the Additional Insureds as their respective interests may appear, and Lessor as lessor of the Aircraft covered thereby.

Installation of Other Engines on the Aircraft.  If Lessee installs an engine not owned by Owner on the Aircraft, either (x) Lessee's hull insurance on the Aircraft must automatically increase to such higher amount as is necessary in order to satisfy the requirement of this Section 19.4 that Owner receive the Agreed Value in the event of an Event of Loss and the amount required by the third party engine owner or (y) separate additional insurance on such engine will attach in order to satisfy separately the requirements of Lessee to such third party engine owner.

Additional Lessee Coverage.  Lessee may obtain additional hull insurance on the Aircraft, over and above the Agreed Value hereunder, provided that it does not adversely affect the coverage required to be maintained hereunder.

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Requirements for All Insurances.  All Insurances shall:

be maintained in effect with insurers reasonably acceptable to Lessor, of recognized responsibility, specializing and normally participating in the international aviation insurance market and carrying and maintaining an A.M. Best rating of not less than A-, Class VII;

provide that in respect of the interests of the Additional Insureds such policies of insurance shall insure the Additional Insureds regardless of any breach or violation of any warranty, declarations or conditions contained in such policies by Lessee or any other Person;

provide that the Additional Insureds shall have no responsibility for any premiums, assessments, warranties or representations in connection with such insurance;

include the geographic limits of all territories over which the Aircraft and any Engine will be operated;

waive any rights of set off, counterclaim or deduction, whether by attachment or otherwise, and all rights of subrogation against the Additional Insureds and their respective successors, assigns, agents, officers, employees and servants; and

provide that if the insurers cancel such insurance for any reason whatever, or the same is allowed to lapse for nonpayment of premium, or if there is any material change in policy terms and conditions, such cancellation, lapse or change shall not be effective until thirty (30) days after issuance to Lessor of written notice from such insurers of such cancellation, lapse or change (seven (7) days for cancellation with respect to war risk and allied perils insurance).

Reports.  Lessee and its insurance underwriters or brokers shall advise Lessor in writing promptly of any default in the payment of any premium and of any other act or omission on the part of Lessee which might invalidate or render unenforceable, in whole or in part, any insurance on the Aircraft.  On or before the Delivery Date, and thereafter on or prior to each renewal or replacement by Lessee of the insurance required hereby, but not less often than annually, Lessee will furnish to Lessor one or more original certificates of insurance and a broker's letter of undertaking, each executed and delivered by an insurance broker appointed by Lessee and approved by Lessor, which together shall describe in reasonable detail the insurance carried on the Aircraft.  Lessee will cause its insurance brokers to identify to Lessor the insurers and the percentage of participation they are undertaking and/or advise that the insurers used are, from a financial standpoint, sufficiently strong for the risks and amounts insured they are undertaking and shall certify to Lessor that the insurance then maintained on the Aircraft is customary in the commercial passenger airline industry and shall advise Lessor in writing at least thirty (30) days (seven (7) days in the case of any war risk and allied perils coverage) prior to the cancellation by the underwriters of any such insurance or as soon as possible in respect of "non-renewal" or automatic termination for war risk insurance required hereunder.  Certificates of insurance shall be provided to Lessor on or prior to the expiration or replacement date of the insurance required hereunder.  Otherwise, not less than five (5) Business Days before the expiration or termination date of any insurance required hereunder, Lessee will provide Lessor with faxed or other electronic confirmation from Lessee's insurance brokers certifying that renewal certificates of insurance evidencing the

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renewal or replacement of such insurance pursuant to the provisions of this Article 19 will be issued effective as of the termination date of the prior certificate of insurance coverage.  Within fifteen (15) days after such renewal, Lessee will furnish to Lessor an original certificate of such insurance coverage from such insurance broker.

Assignee of Lessor's and/or Owner's Interests.  If Lessor, Owner and/or any Financing Party assigns all or any of its rights or otherwise disposes of any interest in the Aircraft or this Lease to any other Person, Lessee shall, upon request, procure that such Person shall (x) be named as loss payee in substitution for Lessor, Owner and/or such Financing Party, as applicable and/or as additional insured in the policies effected hereunder and (y) enjoy the same rights and insurance enjoyed by Lessor, Owner and such Financing Party, as applicable, under such policies.

Failure to Insure If at any time the Insurances are not maintained by Lessee in compliance with this Article 19, Lessor, Owner and any Financing Party shall be entitled but not bound to do any of the following (without prejudice to any of the rights which any of them may have under the Operative Documents by reason of such failure):

upon giving notice thereof to Lessee, to pay any premiums due or to effect or maintain such insurance or otherwise remedy such failure in such manner as Lessor or, if applicable, any Financing Party considers appropriate (and Lessee shall upon demand reimburse Lessor or if applicable, the relevant Financing Party in full for any amount so expended in that connection); and/or at any time while such failure is continuing, to require the Aircraft to remain at any airport or (as the case may be), subject to the Aircraft being adequately insured, proceed to and remain at any airport designated by Lessor, until such failure is remedied to Lessor's satisfaction.

Lessor's Right to Insure.  Lessee acknowledges that each of Lessor, Owner and each Financing Party has an insurable interest in the Aircraft and each Item of Equipment and may, at its own expense, obtain insurance or contingent insurance in its own name with respect to such insurable interest.  Lessee shall provide to Lessor, Owner and each Financing Party all reasonable assistance as from time to time requested by it in order to adequately protect such insurable interest. Neither Lessor, Owner nor any Financing Party shall maintain any such insurance that would prejudice the insurance maintained by Lessee pursuant to this Lease.  Lessee shall have no right to any proceeds of any insurance policies maintained by Lessor.

Changes to Insurance Practice.  If there is a material change in the generally accepted industry-wide practice with regard to the insurance of aircraft or any material change with respect to the insurance of aircraft based or operated in any jurisdiction in which the Aircraft may then be based or operated (whether relating to all or any of the types of Insurances required to be effected under this Article 19) such that Lessor shall be of the reasonable opinion that the Insurances required pursuant to this Article 19 are insufficient to protect the respective interests of Lessor and the other Indemnitees (bearing in mind the nature and route of operation of the

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Aircraft), the insurance requirements set forth in this Article 19 shall be amended, as soon as practicable following notice by Lessor to Lessee, so as to include such additional or varied requirements as may be reasonably necessary to ensure that the insurance as so varied shall provide comparable protection to Lessor and the other Indemnitees to that which it would have done if such change had not occurred.  In such circumstances, Lessor will consult in good faith with Lessee in relation to any proposed change.

AVN 67B.  Notwithstanding anything to the contrary contained in this Article 19, Lessor shall accept the terms of AVN 67B ("Airline Finance/Lease Contract Endorsement") where such endorsement is contrary to the terms of this Lease as long as such endorsement is customary in the London international insurance markets for commercial passenger airlines.

LOSS AND DAMAGE TO THE AIRCRAFT AND ITEMS OF EQUIPMENT

Risk of Loss and Damage.  Following Delivery, Lessee shall bear the full risk of any loss, destruction, hijacking, theft, condemnation, confiscation, seizure or requisition of or damage to the Aircraft and each Item of Equipment and of any other occurrence which shall deprive Lessee of the Aircraft or any Item of Equipment for the time being of the use, possession or enjoyment thereof including, without limitation, any resulting loss in value of the Aircraft or any Item of Equipment due to any of the aforementioned circumstances.

Notification of Loss and Damage.

Lessee shall give Lessor notice in writing (i) within twenty-four (24) hours after the occurrence of any Event of Loss with respect to the Aircraft, the Airframe or any Engine, and (ii) promptly after the occurrence of any Event of Loss with respect to any other Item of Equipment.

Each of Lessee and Lessor shall supply to the other all necessary information, documentation and assistance which may reasonably be required in connection with making any claim under the Insurances.

Event of Loss – Aircraft/Airframe.  If an Event of Loss occurs in respect of the Airframe (with or without the Engines), Lessee shall pay, or procure that the insurer pays, to Owner (or to any Financing Party named as loss payee under the Insurances) as soon as reasonably practicable but in any event within sixty (60) days after the Event of Loss Date or, if earlier, the date such insurance proceeds are received, the Agreed Value as at the Event of Loss Date (or such earlier date, as the case may be) together with all Rent and other amounts then due and payable under Operative Documents.

The Net Event of Loss Proceeds received by Owner (or such other person as may be designated as loss payee) from Lessee or the insurer pursuant to this Article 20 shall be applied as follows:

first, in discharge of the Agreed Value;

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second, in discharge of any unpaid Rent and any other amounts (other than the Agreed Value) due and payable by Lessee under the Operative Documents and any Related Lease but unpaid; and

third, payment of the balance, if any, to Lessee.

Lessee shall continue to pay Basic Rent on the days and in the amounts required under this Lease notwithstanding any such Event of Loss provided that no further installments of Basic Rent shall become due after the date on which all sums due under this Section 20.3 shall have been paid in full, and on such date the Lease Term shall terminate and Owner shall, at Lessee's cost and subject to the rights (if any) of the insurer cause title to the Aircraft (and to any surviving Engine) to be conveyed to Lessee (or Lessee's insurers, as the case may be) on a quitclaim basis, without warranty or recourse, except that the same shall be free and clear of all rights of Lessor and Owner and Lessor's Liens without representation, recourse to or warranty by Lessor, Owner or any Financing Party and, provided no Default or Event of Default has occurred and is continuing, Lessor shall thereafter pay to Lessee the amount specified in Section 22.6.

Event of Loss – Engine or APU.  Upon the occurrence of an Event of Loss with respect to an Engine or APU, under circumstances in which there has not occurred an Event of Loss with respect to the Aircraft or Airframe, Lessee shall forthwith, but in any event, before the earliest to occur of (x) the Scheduled Termination Date, (y) the Termination Date, and (z) sixty (60) days after the Event of Loss Date, convey to Owner, free and clear of all Liens, title to another engine or, as applicable, auxiliary power unit of the same or an improved model and suitable for installation and use on the Airframe.

Replacement Engine.  Any replacement engine conveyed to Owner pursuant to this Section 20.4 shall have a value and utility at least equal to, and be in as good operating condition as, the Engine with respect to which such Event of Loss shall have occurred, based on but not limited to (i) Cycles accumulated on each Engine Life Limited Part, (ii) Flight Hours accumulated since new (and accumulated since completion of the most recent heavy maintenance shop visit that completed a workscope at least equivalent to that of an Engine Restoration if an Engine Restoration had previously been accomplished on the Engine that suffered such Event of Loss), and (iii) Flight Hours and Cycles accumulated since new (and accumulated since the most recent restoration or refurbishment of each engine module with respect to any module for which a restoration or refurbishment had previously been accomplished on the Engine that suffered such Event of Loss), assuming such Engine was of the value and utility and in the condition and repair as required by the terms hereof immediately prior to the occurrence of such Event of Loss.

Replacement APU.  Any replacement APU conveyed to Owner pursuant to this Section 20.4 shall have a value and utility at least equal to, and be in as good operating condition as, the APU with respect to which such Event of Loss shall have occurred, based on but not limited to (i) APU Hours (and APU Cycles if applicable) accumulated since new with respect to each APU Life Limited Part (as applicable) and (ii) APU Hours accumulated since new (and since the most recent Overhaul for each auxiliary power unit module if an Overhaul had previously been accomplished on the APU that suffered such Event of Loss), assuming such APU was of the value and utility and in the condition and repair as required by the terms hereof immediately prior to the occurrence of such Event of Loss.

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Lessor Inspection.  Lessee shall identify to Lessor a candidate replacement engine or auxiliary power unit (as applicable) meeting the requirement of this Section 20.4 and Lessor may, at Lessee’s expense, inspect such candidate replacement engine or auxiliary power unit, which shall include, at Lessor's option, (i) a full borescope inspection of the compressor, turbine and combustion sections of the replacement engine or auxiliary power unit and (ii) a records inspection, and the results of each such inspection must be satisfactory to Lessor.

Replacement Subject to Lease.  Upon acceptance by Lessor, such replacement engine or, as applicable, auxiliary power unit, shall be deemed an "Engine" or, as applicable, an "APU", as defined herein for all purposes hereunder.  Lessee agrees to take such action and execute and deliver such documents, including, but not limited to a full warranty bill of sale, and a supplement hereto, as Lessor may reasonably request in order that any such replacement engine or auxiliary power unit shall be duly and properly titled in the name of Owner and leased hereunder to the same extent as any Engine or APU replaced thereby.

Event of Loss – Landing Gear.

Upon the occurrence of an Event of Loss with respect to a Landing Gear, under circumstances in which there has not occurred an Event of Loss with respect to the Aircraft or the Airframe, Lessee shall forthwith replace such Landing Gear as soon as reasonably possible, but in any event, before the earliest to occur of (x) the Scheduled Termination Date, (y) the Termination Date, and (z) sixty (60) days from the Event of Loss Date, by duly conveying to Owner, free and clear of all Liens, title to another landing gear of the same or an improved model and suitable for installation and use on the Airframe.

The replacement landing gear shall have a value and utility at least equal to, and be in as good operating condition as, the Landing Gear with respect to which such Event of Loss shall have occurred, based on but not limited to (i) the maximum weight certified for such landing gear; (ii) Flight Hours, Cycles and calendar time accumulated since new with respect to each Landing Gear Life Limited Part (as applicable), and (iii) Flight Hours, Cycles and calendar time accumulated since new (and accumulated since Overhaul if an Overhaul had previously been accomplished on the Landing Gear that suffered such Event of Loss), assuming such Landing Gear was of the value and utility and in the condition and repair as required by the terms hereof immediately prior to the occurrence of such Event of Loss.

Lessee shall identify to Lessor a candidate replacement landing gear meeting the requirement of this Section 20.4 and Lessor may, at Lessee’s expense, inspect such replacement landing gear, which shall include, at Lessor's option, a records inspection, and the results of such inspection must be satisfactory to Lessor.

Upon acceptance by Lessor, any such replacement landing gear shall be deemed a "Landing Gear", as defined herein for all purposes hereunder.  Lessee agrees to take such action and execute and deliver such documents, including, but not limited to a full warranty bill of sale, and a supplement hereto, as Lessor may reasonably request in order that any such replacement landing gear shall be duly and properly titled in the name of Owner and leased hereunder to the same extent as any Landing Gear replaced thereby.

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Repairable Damage.

In the event of repairable damage to any Item of Equipment for which insurance proceeds are paid or payable, subject to no Event of Default having occurred and continuing, all insurance proceeds which may be paid or payable by the insurers of the Aircraft shall, subject to receipt (x) by Lessor of a true and correct copy of the adjuster's claim report, and (y) by Lessee and the insurers of Lessor's prior written approval for the release of such proceeds, be paid to:

Lessee in respect of all loss or damage Lessee has repaired (or caused to be repaired), or the repairer for the cost of the completed repair works, or

to the vendor of any new or replacement Item of Equipment for the cost of such new or replacement Item of Equipment;

provided that Lessee shall have furnished to Lessor a true and correct copy of the insurance adjuster's written confirmation, in a form reasonably satisfactory to Lessor, that the repairs have been fully performed and that all invoices in relation thereto have been paid and a certification by Lessee that all such repairs have been performed in accordance with the terms of this Lease.  Any such insurance proceeds payable following the occurrence and continuation of an Event of Default (or not otherwise applied in the manner described above) shall be, at Lessor’s election, (x) held by Lessor until such Event of Default has been cured or, (y) applied against Lessee’s obligations under the Operative Documents in such manner as Lessor may direct.

(b)In the event of repairable damage to any Item of Equipment for which insurance proceeds are paid or payable, if such insurance proceeds paid in respect thereof are insufficient to pay the cost or estimated cost of making good or repairing such damage or the cost of purchasing a replacement engine, auxiliary power unit, landing gear or part if the same is beyond economic repair, Lessee will be solely liable for and pay the deficiency.

Documents Loss.  Upon the occurrence of a Documents Loss under circumstances in which there has not occurred an Event of Loss with respect to an Item of Equipment to which such Lost Documents relate, Lessee shall within thirty (30) days from the date of such loss notify Lessor in writing and thereafter replace such Lost Documents (such replacement documents hereinafter "Reconstructed Documents") by:

obtaining copies of such Lost Documents from the Approved Maintenance Organization that accomplished the maintenance covered by the respective Lost Documents, each such copy to be certified by the Quality Assurance Department of the respective Approved Maintenance Organization as being a true copy of the respective Lost Document, or the re-accomplishment of Overhauls and Tasks specified in such Lost Documents as soon as reasonably possible, but in any event, before the earliest to occur of (x) sixty (60) days following the Documents Loss, (y) the Scheduled Termination Date, and (z) the Termination Date.  The Reconstructed Documents shall comply with all requirements for Required Approvals with respect to the Item of Equipment to which such Lost Documents relate and shall be sufficient to document the then current maintenance status of the affected Items of Equipment.  Lessor shall be entitled to

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inspect the Reconstructed Documents and the results of each such inspection must be satisfactory to Lessor.  Upon acceptance by Lessor, such Reconstructed Documents shall be deemed Aircraft Documents as defined herein for all purposes hereunder.

Application of Payments from Governmental Authorities.  Payments received by Lessor, Owner or Lessee from any Governmental Authority or entity with respect to an Event of Loss resulting from the condemnation, confiscation or seizure of, or requisition of title to or use of the Aircraft or the Airframe, shall be retained by Lessor or Owner, if received by Lessor or Owner, or promptly paid over to Lessor, if received by Lessee, up to an amount equal to the Agreed Value plus any amounts of unpaid Rent and any other amounts due to Lessor or Owner hereunder or under any other Operative Documents or any Related Lease.  At such time as Lessor or Owner has received such amounts in full, Lessor shall promptly remit (or cause Owner to promptly remit) the excess, if any, of such payments to Lessee.  Payments received by Lessor, Owner or Lessee from any Governmental Authority or entity with respect to an Event of Loss resulting solely from the condemnation, confiscation or seizure of, or requisition of title to or use of any Engine shall be paid over to, or retained by, Lessee, provided that Lessee shall have fully performed its obligations under this Article 20 with respect to such Engine.  Payments received by Lessor, Owner or Lessee from any Governmental Authority with respect to a requisition of use during the Lease Term of the Aircraft, the Airframe or any of the Engines, which requisition does not constitute an Event of Loss, shall, so long as no Payment Default or Event of Default has occurred and is continuing, be paid to, or retained by, Lessee.

No Lessor Liability to Repair or Replace Following Delivery.  Lessor will not be liable for any expense in repairing or replacing any Item of Equipment or be liable to supply another aircraft or any item of equipment in lieu of the Aircraft or any Item of Equipment if the same is lost, confiscated, damaged, destroyed or otherwise rendered unfit for use or to produce or provide Reconstructed Documents (as such term is defined in this Article 20).

TAXES; TAX INDEMNITY

Indemnity.

Indemnity.  Except as provided in Section 21.1(b), Lessee shall pay, and shall indemnify and hold harmless each Indemnitee for and against, all Taxes arising or resulting from or otherwise relating to any Item of Equipment, any Operative Document, or any of the transactions and activities provided for or contemplated in, or permitted by, the Operative Documents, including without limitation, the purchase, ownership, delivery, leasing, subleasing, wet-leasing, registration, possession, use, operation, landing, take-off, storage, location, presence, maintenance, alteration, modification, improvement, servicing, repair, overhaul, pooling, interchange, exchange, substitution, replacement, loss, return, sale or other disposition of, or any damage, addition or transfer of title to, any Item of Equipment or any interest therein, the execution, delivery, filing, registration, recording, presence, performance of, payment under or enforcement of, or the cure of any default or the exercise of any remedy under, any Operative Document or any other documents executed from time to time pursuant to any Operative Document (regardless of how or when such Taxes are imposed or assessed, whether imposed on or assessed against any Indemnitee, Lessee,

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any Item of Equipment, any Operative Document, any interest therein or any use thereof, or otherwise) and all costs and expenses (including, without limitation, reasonable attorney's fees and disbursements) paid or incurred by any Indemnitee with respect to any Tax for which Lessee is required to indemnify such Indemnitee pursuant to this Article 21 or in connection with the enforcement of this Article 21 (an "Indemnified Tax").

Excluded Taxes.  Lessee shall have no obligation under Section 21.1(a) or (c) to indemnify an Indemnitee for:

Taxes imposed by withholding or otherwise, based on, or measured by the income (including gross income), earnings, receipts, capital, franchise, excess profits or conduct of business of such Indemnitee or any of its Affiliates (collectively “Income Taxes”), including, without limitation, income Taxes, withholding Taxes, capital gains Taxes, minimum and alternative minimum Taxes, accumulated earnings Taxes, personal holding company Taxes and branch profits and branch interest Taxes (but, for clarity, not including (i) sales, use and value added Taxes, (ii) rental Taxes not in the nature of an income Tax, (iii) property and ad valorem Taxes, and (iv) license or similar Taxes) imposed by the United States, any state or local government, or any foreign government; provided, however, that in the case of any Taxes imposed by any Governmental Authority located outside the United States, the exclusion of Income Taxes under this clause (g) shall not apply if and to the extent that such Income Taxes are imposed solely as a result of (w) the inaccuracy or breach of any of the representations, warranties, covenants or agreements of Lessee in the Operative Documents, (x) an Event of Default, (y) the operation, use, presence or registration of any Item of Equipment in such jurisdiction or (z) the presence of Lessee or Lessee making payments (or having been deemed to have made payments) from or performing any other actions in such jurisdiction;

any Tax imposed on or with respect to any sale or other transfer by such Indemnitee of such Indemnitee's interest in the Aircraft pursuant to Section 25.2 or otherwise, provided that the exclusion in this clause (ii) shall not apply to any sale or transfer that occurs (A) in connection with the exercise of remedies pursuant to an Event of Default, an Event of Loss, or any maintenance, repair, overhaul, pooling, interchange, exchange, removal, replacement, substitution, modification, improvement, or alteration of any Item of Equipment, or (B) at Lessee's request, or (C) pursuant to a requirement in any Operative Document or any applicable Law;

any Tax attributable to the gross negligence or willful misconduct of such Indemnitee or any of its Affiliates;

Taxes in respect of any period (i) prior to commencement of the Lease or (ii) after the expiration or earlier termination of the Lease with respect to the Aircraft and delivery of possession of such Aircraft to Lessor, or placement in storage of such Aircraft at the request of Lessor (or, if such Aircraft is not so delivered or placed in storage, the discharge in full of Lessee’s obligations to pay all amounts then payable by Lessee under the Lease), provided, however, that clause (ii) of this exclusion (a) shall not apply to any Taxes accruing or otherwise related to occurrences or matters arising prior to or simultaneously with the events described in clause (ii) of this exclusion or to Taxes relating to payments

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made by Lessee to or for the benefit of such Indemnitee under the Lease following the events described in clause (ii) of this exclusion;

Taxes that are attributable to the breach by such Indemnitee or any of its Affiliates of any its representations, warranties or covenants in any Operative Document except to the extent that such breach arises as a result of any breach by Lessee of a representation, warranty or covenant in any Operative Document;

Taxes resulting from the failure of such Indemnitee to comply with its obligations under Section 21.5 hereof except to the extent that failure arises as a result of any breach by Lessee of a representation, warranty or covenant in any Operative Document or Lessee’s obligations under Section 21.5;

Taxes resulting from the failure of such Indemnitee to be a “United States person” within the meaning of Section 7701(a)(30) of the Code;

Taxes imposed as a result of activities of such Indemnitee in the jurisdiction imposing such Taxes unrelated to the transactions (including the exercise of remedies) contemplated by the Lease;

Taxes imposed against a transferee of such Indemnitee (or a subsequent transferee) to the extent of the excess of such Taxes over the amount of such Taxes that would have been imposed had there not been such a transfer; provided, however, that this clause (i) shall not apply to (A) the extent necessary to make any payment on an After-Tax Basis as described in Section 21.4(c) hereof or (B) a transfer made in connection with any exercise by Lessor of its remedies under Article 24 hereof or applicable Law in the case of an Event of Default;

Taxes that would not have been imposed but for a Lessor’s Lien;

Taxes (for the avoidance of doubt, including interest, penalties, fines and additions to tax) imposed on such Indemnitee as a result of such Indemnitee’s failure to file any return or report that it is legally required to file or to pay any Tax it is legally required to pay unless such failure results from Lessee’s breach of its obligations in any Operative Document;

Taxes to the extent resulting from a failure of such Indemnitee to provide any certificate, documentation or other evidence requested in writing by Lessee and required under applicable Law as a condition to the allowance of a reduction in such Tax, but only if such Indemnitee was legally eligible to provide such certificate, documentation or other evidence without, in such Indemnitee’s good faith judgement, any adverse consequence (other than de minimis costs) to such Indemnitee for which Lessee has not indemnified it in a manner reasonably satisfactory to such Indemnitee;

Taxes imposed on Lessor as a result of its engaging in a “prohibited transaction” within the meaning of Section 4975 of the Code or under Subtitle B of Title I of ERISA; or

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Taxes that are imposed solely as a result of or otherwise arise in connection with any financing arrangement between the Lessor or any of its Affiliates and any Financing Party with respect to an interest in the Aircraft.

No Reduction for Withholding.  Lessee agrees that all amounts payable by Lessee (or by any other Person on account of any obligation of Lessee) pursuant to the Operative Documents shall be paid without any deduction or withholding on account of any Taxes, monetary transfer fees, or other charges or withholdings of any nature, except to the extent that the deduction or withholding of any Tax is required by applicable Law, in which event Lessee shall (i) if such Tax is not an Excluded Tax, pay to the Person entitled to receive such payment (the "Payee") such additional amount as is necessary so that the Payee receives, after such deduction or withholding (including any withholding with respect to such additional amount), an amount equal to the amount that the Payee would have received if such deduction or withholding had not been made and (ii) deliver to Lessor within sixty (60) days after the date of such payment an official receipt of the relevant taxing authority showing that Lessee paid to such taxing authority the full amount of the Tax required to be deducted or withheld.

VAT.  All amounts payable by Lessee pursuant to the Operative Documents are exclusive of VAT.  Lessor and Lessee acknowledge and agree that any VAT that is required by any applicable Law to be paid with respect to any of the transactions, activities or payments contemplated in the Operative Documents is a Tax to which the provisions of this Article 21 apply.

Tax Filings; Information.

Unless otherwise directed or agreed in writing by Lessor, Lessee shall properly prepare and timely file all reports, returns, declarations and other documents (each a "Tax Document") that are required by applicable Law to be filed with any Governmental Authority or other taxing authority with respect to each Indemnified Tax, except to the extent that Lessee is not allowed by applicable Law to file such report, return, declaration or other document, in which case it shall properly prepare and deliver a proposed form of such report, return, declaration or other document to the applicable Indemnitee within a reasonable time prior to time required by applicable Law for such filing.

Lessee shall (i) deliver to Lessor within thirty (30) days after receipt of Lessor's written request, a certificate of an officer of Lessee, in form and substance satisfactory to Lessor, demonstrating compliance with Lessee's covenants in Section 11.5 during the period or periods specified in Lessor's written request, and (ii) deliver to each Indemnitee as soon as reasonably practicable (and in any event within thirty (30) days) after receipt of such Indemnitee's written request therefor, such information and copies of such records and other documents (including, without limitation, the flight log for the Aircraft) maintained or required to be maintained by Lessee or by any other user of any Item of Equipment in the regular course of its business as such Indemnitee may request from time to time to enable such Indemnitee to comply with applicable Tax reporting, audit, audit dispute resolution, and litigation requirements, and if requested by any Indemnitee, make such information, records and other documents available for inspection by such Indemnitee or its authorized representatives during normal business hours upon reasonable advance notice.

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Payment of Taxes and Indemnities.

To the extent required or permitted by applicable Law, Lessee shall pay each Indemnified Tax when due directly to the proper taxing authority, unless otherwise directed or agreed in writing by Lessor.

Except as otherwise provided in Section 21.5, any indemnity payable by Lessee to an Indemnitee shall be paid within ten (10) days after the date on which Lessee receives such Indemnitee's written demand therefor (which demand shall provide a description in reasonable detail of the applicable Indemnified Taxes and the calculation of the amount of the indemnity payment demanded).

All amounts payable by Lessee pursuant to this Article 21 shall be paid on an After-Tax Basis.

Contests.  An Indemnitee shall forward to Lessee any notice such Indemnitee receives from any Person in regard to a proposed imposition or adjustment by any Governmental Authority that would result in a liability for Taxes with respect to which Lessee has liability under this Article 21 promptly after receipt by such Indemnitee; provided, however, that failure to do so shall not eliminate any liability by Lessee to an Indemnitee under this Article 21 except to the extent of additional interest, penalties and the like attributable to such failure or if such failure effectively precludes the ability to conduct a contest of such Taxes.  Such Indemnitee shall consult with Lessee in determining whether to contest such proposed adjustment and the manner of proceeding with such contest (including whether and to what extent to allow Lessee to control the contest and to conduct the contest in its name if permissible under applicable Law or in the name of such Indemnitee); provided, however, that (a) such Indemnitee reserves the right to agree or not to agree to pursue any such contest, (b) Lessee shall keep such Indemnitee informed of the status of the contest and consult with such Indemnitee regarding the manner in which to proceed with such contest, and (c) such Indemnitee reserves the right to agree to any compromise or settlement proposal.  Notwithstanding anything to the contrary contained in this Section 21.5, such Indemnitee shall not be obligated to pursue a contest of any claim unless (i) prior to taking such action Lessee shall have agreed to pay or, in the case of item (C) below, lend on an interest-free basis, to such Indemnitee an amount equal to all out-of-pocket costs and expenses such Indemnitee actually incurs in connection with and reasonably allocable to contesting such claim, including, without limitation, (A) all reasonable legal, accountants’, and investigatory fees and disbursements, (B) the amount of any interest or penalty payable as a result of contesting such claim, and (C) if such contest is to be initiated by the payment of, and the claiming of a refund for, Taxes, sufficient funds to make such payment (and in the event such contest is finally determined adversely, the amount of such loan shall be applied against Lessee’s obligation to indemnify such Indemnitee for the Taxes which relate to such contest), (ii) such proceedings do not involve any material risk or danger of the sale, forfeiture, or loss of any Item of Equipment, or, if there is such a risk, Lessee has provided to such Indemnitee a bond in form and substance reasonably satisfactory to such Indemnitee in an amount sufficient to protect such Indemnitee from any detriment that would be suffered by such Indemnitee as a result

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of such sale, forfeiture, or loss or has otherwise made provision to protect the interests of such Indemnitee in a manner reasonably acceptable to such Indemnitee, and (iii) no Event of Default shall have occurred and be continuing.  If (X) such Indemnitee shall fail to meet its obligations under this Section 21.5, (Y) such Indemnitee exercises its discretion under clause (a) of the first proviso of this Section 21.5 to not pursue a claim, or (Z) such Indemnitee exercises its discretion under clause (c) of the first proviso of this Section 21.5, Lessee shall be relieved of its liability for such Tax under Section 21.1(a); provided, however, that (XX) Lessee shall not be relieved of liability under clause (X) of this Section 21.5 to the extent that Indemnitee’s failure to meet its obligations did not materially affect Lessee’s indemnification obligation hereunder, (YY) Lessee shall not be relieved of liability under clause (Y) of this Section 21.5 to the extent that Indemnitee exercised its right to not agree to pursue a contest and such contest would be reasonably likely to result in a material unindemnified harm to such Indemnitee as determined in such Indemnitee’s reasonable discretion, and (ZZ) Lessee shall not be relieved of liability under clause (Z) of this Section 21.5 to the extent that Indemnitee exercised its right to not agree to any compromise or settlement proposal and such exercise was reasonable.  In any case described in the immediately preceding sentence, such Indemnitee shall promptly return any amounts previously advanced by Lessee for the payment of the Taxes which were the subject of the contest; provided, however, that in a case described in clause (Z) above, such Indemnitee shall be obligated to repay Lessee only to the extent of the excess of the amounts previously advanced by Lessee over the amount of such settlement to which Lessee did not withhold its consent.

Refunds.  If Lessor shall obtain a refund of all or any part of any Taxes which Lessee shall have paid or for which Lessee shall have reimbursed an Indemnitee, such Indemnitee shall, within twenty (20) days of the receipt of the payment described above, pay to Lessee an amount equal to the sum of the amount of such payment received by such Indemnitee which is fairly attributable to any Taxes paid or reimbursed by Lessee to such Indemnitee; provided, however, that no such amounts shall be payable if and so long as an Event of Default shall have occurred and be continuing or before such time as Lessee shall have made all payments or indemnities theretofore due under this Lease.

Non-Parties.  If an Indemnitee is not a party to this Lease, Lessee may require such Indemnitee to agree in writing, in a form reasonably acceptable to Lessee, to the terms of this Article 21 prior to making any payments to such Indemnitee under this Article 21.

Survival.  The respective obligations of Lessee under this Article 21 shall remain in full force and effect notwithstanding the occurrence of the Termination Date.

RETURN OF AIRCRAFT

Time and Place.  On the Scheduled Termination Date (or, if applicable, the Termination Date if such date is prior to the Scheduled Termination Date) and unless the Aircraft has suffered an Event of Loss, Lessee, at its own expense, shall Return

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the Aircraft to Lessor at the Redelivery Location.  Lessor and Lessee shall evidence Lessor's acceptance of Return of the Aircraft, and any exceptions thereto, by executing a Return Acceptance Certificate.  Unless a Default or an Event of Default shall have occurred and be continuing or unless this Lease shall have been cancelled by Lessor pursuant to Article 24, upon such execution and delivery, this Lease shall terminate, with neither party hereto having any further liability to the other hereunder except for those Obligations which specifically survive the expiration, cancellation or termination of this Lease or as are otherwise reserved in accordance with such Return Acceptance Certificate. If an Event of Default occurs by Lessee failing to complete Return on the Scheduled Termination Date or if an Event of Default occurs prior to or after the Scheduled Termination Date and Lessor exercises its remedy to thereafter repossesses the Aircraft, Lessee is nonetheless obligated to comply, and to have the Aircraft comply, with the return requirements set forth in this Article 22 on the date of actual Return or repossession by Lessor.

Condition.  Upon return of the Aircraft pursuant to Section 22.1, Lessee shall comply with the requirements of Appendix 2E and Lessee shall return the Aircraft in a condition in compliance with the provisions of this Lease, including this Article 22, and Appendix 2E.

Lessee's Continuing Obligations.

If Lessee shall, for any reason whatsoever, fail to return the Aircraft in a timely manner in the condition specified in this Lease, the Obligations of Lessee shall continue and the Lease Term shall be deemed to be extended, day-to-day, until Return of the Aircraft; provided, that Lessee may not, during such extension period use the Aircraft for any flight operations and this Section 22.3 will not be construed as permitting or authorizing Lessee to fail to meet, or consenting to or waiving any failure by Lessee to perform, the Obligation to return the Aircraft in accordance with the requirements of this Lease or limiting Lessor’s rights under any Operative Document.

If the Aircraft is not returned to Lessor in accordance with this Lease on the Scheduled Termination Date (or, if applicable, the Termination Date if such date is prior to the Scheduled Termination Date), then Lessee shall be obligated to pay an amount (the "Holdover Compensation") equal to the sum calculated by addition of the following amounts: (i) 150% of the Basic Rent prorated on a daily basis for each day during the period from the Scheduled Termination Date (or, if applicable, the Termination Date if such date is prior to the Scheduled Termination Date) through and including the date the Aircraft is returned to Lessor in the condition specified herein (the "Holdover Period"), plus (ii) Utilization Rent accrued during each day of the Holdover Period, with Utilization Rent paid on a monthly basis, prorated on a daily basis payable for each day of the Holdover Period, plus (iii) any and all costs incurred by Lessor to cause the Aircraft to comply with the return condition requirements of this Lease, plus (iv) reasonable legal fees and expenses incurred by Lessor as a result of such breach by Lessee and any legal fees and expenses incurred as a result Lessor’s enforcement of this Section 22.3. The Holdover Compensation is liquidated damages and not a penalty and, if elected by Lessor as its remedy for Lessee’s breach of this Lease, shall be Lessor’s exclusive remedy for such Lessee breach.

In connection with the foregoing, (i) the Holdover Period shall continue and Holdover Compensation shall thereby continue to accrue, notwithstanding the return of possession of the

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Aircraft to Lessor, for so long as the Aircraft fails to satisfy the return condition requirements of this Lease, (ii) the parties acknowledge and agree that the amount of the Lessor’s loss caused by Lessee’s failure to return the Aircraft to Lessor when and in the condition specified herein is incapable or difficult of precise estimation and that the amount of the Holdover Compensation payable under Section 22.3(b) is reasonable in proportion to the probable loss to Lessor; and (iii) while Lessor shall be entitled to elect its remedies pursuant to Article 24 of this Lease, under no circumstance shall Lessor be entitled to recover both the Holdover Compensation and Lessor’s actual damages in respect of the breach resulting from Lessee’s failure to timely return the Aircraft in the condition required by this Lease.

Legal Status Upon Return.  At Return, the Aircraft shall be:

free and clear of all Liens, except Lessor's Liens; and

duly registered in the name of Owner.

Airport and Navigation Charges.  Lessee shall ensure that upon Return any and all airport, navigation and other similar charges in connection with the use and operation of the Aircraft or any other aircraft operated by or in Lessee's fleet of aircraft which give rise or would if unpaid give rise to any Lien in relation to the Aircraft or any Item of Equipment have been paid and discharged in full and will at Lessor's request produce evidence thereof reasonably satisfactory to Lessor.

Lessor Termination Payment to Lessee.  Provided no Default or Event of Default has occurred and is continuing, Lessor shall, not later than thirty days following the termination of this Lease and the satisfaction by Lessee, in full, of its Obligations and the Related Obligations (including any Obligations to correct discrepancies identified in the Return Acceptance Certificate), pay to Lessee an amount equal to the Commitment Fee net of any withholding or other Taxes on such payment.

EVENTS OF DEFAULT

Any one or more of the events set forth in Appendix 2H shall constitute an "Event of Default" under this Lease.

Lessee hereby acknowledges that the occurrence of any one of the Events of Default would represent a repudiatory breach by Lessee of the Obligations and this Lease.

LESSOR'S RIGHTS AND REMEDIES FOLLOWING AN EVENT OF DEFAULT

At any time after the occurrence and continuation of an Event of Default Lessor shall have such rights and remedies and Lessee shall have such obligations as set forth in Appendix 2I.

ASSIGNMENT AND TRANSFER

No Assignment by Lessee.  Lessee shall not transfer, assign, novate, mortgage or complete any other such or similar transfer of any interest in this Lease

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or any of its rights hereunder or in any Item of Equipment, and any such purported assignment shall be void ab initio.

Transfer of Lessor's and/or Owner's Interests.  Each of Lessor, Owner, any  Owner Participant and any Financing Party may at any time and without Lessee's consent transfer to any Person (a "Transferee") the Aircraft and/or any Item of Equipment and/or all or any of its rights and obligations under this Lease and the other Operative Documents to which it is a party.

Cooperation with Transfers. Lessee shall do such things and execute such documents as may be reasonably requested of it to give effect to a transfer contemplated by Section 25.2 including (a) entering into an assignment and assumption agreement or novation deed with the Transferee in form and substance reasonably satisfactory to Lessee, (b) providing Lessor scheduling and routing information for the Aircraft or the Item of Equipment being transferred, and (c) making such amendments to the Insurances effected in respect of the Aircraft so as to ensure continued compliance with the requirements of Article 19 with regard to the interests of such Transferee and any new Financing Parties and shall provide to Lessor updated documentation evidencing such amendments; provided that in connection with the foregoing Lessee shall have no greater obligation or liability nor shall Lessee's rights be diminished under this Lease and the other Operative Documents as a result of such transfer (provided that an increase in the number of Indemnitees and additional insureds as a consequence of any such transfer shall not, of itself, constitute an increase in Lessee's obligations), including, but not limited to laws relating to withholding tax on lease payments, based on current laws in effect at the time of such transfer, than it would have had if such transfer had not taken place and none of Lessee’s rights shall be diminished. Lessee acknowledges that an increase in the number of Indemnitees shall not, of itself, constitute an increase in Lessee’s obligations hereunder. Lessee’s reasonable out-of-pocket costs (including reasonable attorney’s fees) incurred to provide the cooperation required by this Section 25.3 shall be reimbursed to Lessee following demand for the same together with such supporting documentation as may be reasonably requested by Lessor.

Financings.  At Delivery the Aircraft will be subject to the Existing Financing. From and after Delivery, Owner, Lessor and any Owner Participant may at any time and without Lessee's consent enter into any financing arrangements (which may include the conversion of the lease transaction contemplated by this Lease to a "leveraged lease" structure, a "head‑lease, sub‑lease" or other lease structure) with respect to the Aircraft pursuant to which (a) Lessor may assign its rights under this Lease and the other Operative Documents (by way of security) to Owner or to any Financing Parties and (b) Owner may execute a mortgage over the Aircraft in favor of the Financing Parties.  Such financing arrangements may also take the form of a securitization (a "Securitization") involving one or more loans from one or more financial institutions (each a "Lender"), and/or with notes, loan certificates, or pass through certificates issued pursuant to an indenture with a trustee (the "Trustee"), which notes, loan certificates or pass through certificates may be guaranteed (in whole or in part) by one or more guarantors.

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Cooperation with Financings.  Lessee shall cooperate with Lessor and do such things and execute such documents and make such filings and registrations in the State of Registration as may be requested of it by Lessor and/or Owner in order to protect the interests of the Financing Parties and/or Owner in connection with the Existing Financing or any financing contemplated by Section 25.4 including, without limitation, (a) executing an acknowledgement of any assignment of Lessor's rights under this Lease in favor of Owner or any relevant Financing Party, on terms customary in aircraft financing transactions or Securitizations, (b) providing Lessor scheduling and routing information for the Aircraft or any Item of Equipment being financed, (c) making such amendments to this Lease and any of the other Operative Documents and executing such additional documents, as may be reasonably be requested by Lessor in connection with the Securitization and (d) making such amendments to the Insurances maintained in respect of the Aircraft to ensure continued compliance with the requirements of Article 19 with regard to the interests of Owner and any such Financing Party, and shall provide to Lessor updated documentation evidencing such amendments; provided that in connection with the foregoing Lessee shall have no greater obligation or liability nor shall Lessee's rights be diminished under this Lease and the other Operative Documents as a result of such financing (provided that an increase in the number of Indemnitees and additional insureds as a consequence of any such financing shall not, of itself, constitute an increase in Lessee's obligations), including but not limited to laws relating to withholding tax on lease payments, based on current laws in effect at the time of such transfer, than it would have had if such transfer had not taken place.  Lessee acknowledges that an increase in the number of Indemnitees shall not, of itself, constitute an increase in Lessee’s obligations hereunder.  Lessor shall comply with its obligations under Sections 10.2 and, if applicable, 12.12(a)(ii) with respect to any financing pursuant to Section 25.4.  Lessee’s reasonable out-of-pocket costs (including reasonable attorney’s fees) incurred to provide the cooperation required by this Section 25.5 shall be reimbursed to Lessee following demand for the same together with such supporting documentation as may be reasonably requested by Lessor. In the event of any such financing arrangement (other than the Existing Financing), Lessor shall use good faith efforts to obtain a quiet enjoyment letter a form reasonably acceptable to Lessee, Lessor and the lender.

LAW AND JURISDICTION

Governing Law.  THIS LEASE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NEW YORK, U.S.A. APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT REGARD FOR CONFLICT OF LAW PRINCIPLES OTHER THAN THE PROVISIONS OF SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

Consent to Jurisdiction.  Lessee hereby irrevocably consents that any legal action or proceeding against it or any of its assets with respect to this Lease may be brought in any jurisdiction where Lessee or any of its assets may be found, or in any court of the State of New York or any Federal court of the United States of America

Bombardier CL-600-2C10; MSN 10070

located in New York, New York, located in the Borough of Manhattan, United States of America, as Lessor may elect, and by execution and delivery of this Lease Lessee hereby irrevocably submits to and accepts with regard to any such action or proceeding, for itself and in respect of its assets, generally and unconditionally, the jurisdiction of the aforesaid courts.

Jurisdiction and Forum.  Lessee agrees that final judgment against Lessee in any action or proceeding in connection with this Lease shall be conclusive and may be enforced in any other jurisdiction within or outside the United States of America by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and the amount of Lessee's indebtedness.  Lessee hereby irrevocably waives, to the fullest extent permitted by Law, any objection which Lessee may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Lease brought in the State of New York, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in the State of New York has been brought in an inconvenient forum.  To the extent that Lessee may in any jurisdiction in which proceedings may at any time be taken for the determination of any question arising under or for the enforcement of this Lease (including any interlocutory proceedings or the execution of any judgment or award arising therefrom) be entitled to claim or otherwise be accorded for itself or its property, assets or revenues immunity from suit or attachment (whether in aid of execution, before judgment or otherwise) or other legal process, and to the extent that in any such jurisdiction, there may be attributed to Lessee, or its property, assets or revenues such immunity (whether or not claimed), Lessee hereby irrevocably agrees not to claim and waives such immunity to the fullest extent permitted by the Law of such jurisdiction.

Waiver of Jury Trial.  THE LESSEE AND THE LESSOR HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH THEY ARE BOTH PARTIES INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS LEASE, ANY OF THE OPERATIVE DOCUMENTS OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

Waiver of Immunity.  Each party to this Lease agrees that in any legal action or proceedings against it or its assets in connection with this Lease and/or any other Operative Document no immunity from such legal action or proceedings (which shall include, without limitation, suit, attachment prior to judgment, other attachment, the obtaining of judgment, execution or other enforcement) shall be claimed by or on behalf of it or with respect to its assets, irrevocably waives any such right of immunity which it or its assets now have or may hereafter acquire or which may be attributed to it or its assets and consents generally in respect of any such legal action or proceedings to the giving of any relief or the issue of any process in connection with such action or proceedings including, without limitation, the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order of judgment which may be made or given in such action or proceedings.

Bombardier CL-600-2C10; MSN 10070

MISCELLANEOUS

Severability and Illegality.

Severability.  Any provision of this Lease prohibited by or unlawful or unenforceable under any applicable Law actually applied by any court of competent jurisdiction shall, to the extent required by such Law, be severed from this Lease and rendered ineffective so far as is possible without modifying the remaining provisions of this Lease.

Illegality.

If at any time there is a change in any applicable Law binding upon Lessee or Lessor in its State of Organization or where it has its principal office or in any jurisdiction which any action is required to be performed by it for the purposes of any Operative Document which renders, or which will render, it unlawful for such party to perform any of its obligations or to exercise any of its rights under any Operative Document (an "Illegality Event") and the parties are not able to restructure the transaction in accordance with Section 27.1(b)(iii), Lessor or Lessee (as the case may be) shall forthwith notify the other party hereto and Lessor or Lessee (as the case may be) shall be entitled by written notice (the "Illegality Notice") to the other party, either:

(A)to terminate its obligation to lease, or take on lease, the Aircraft pursuant to the terms of this Lease; or

(B)if such event occurs after the Delivery Date, to terminate the Lease Term,

in each such case, on the Relevant Date.

In Section 27.1(b) "Relevant Date" means the later to occur of:

(A)the date of the Illegality Notice; and

(B)a future date specified in the Illegality Notice being prior to the date on which the Illegality Event takes effect.

Lessor and Lessee shall, for a period of ninety (90) days from the date Lessor or Lessee becomes aware that an Illegality Event will arise or has arisen, or such shorter period ending on the Business Day prior to the date on which such Illegality Event takes effect, and provided that no Event of Default has occurred and is continuing, negotiate in good faith and take all commercially reasonable steps (subject to Section 27.1(b)(iv) below) which are available to mitigate the effects of such Illegality Event, with a view to restructuring the transaction in a manner such that the leasing of the Aircraft to Lessee may continue on the same commercial terms as under this Lease, including, without limitation, by way of amendment, novation or replacement to any Operative Document, or termination of, any Operative Document.

Nothing in Section 27.1(b)(iii) above shall, or shall be construed so as to, oblige Lessor or Lessee to take any mitigating steps (including, without limitation, omitting to act) if, in its reasonable opinion, to do so:

Bombardier CL-600-2C10; MSN 10070

(A)would or would be likely to involve it in any unlawful activity or any activity that is contrary to any Law; or

(B)unless indemnified to its satisfaction, would involve it in any cost, loss, liability or Tax disadvantage; or

(C)would be prejudicial to it, the Aircraft or the other Indemnitees.

The cost of any mitigation pursuant to this Section 27.1(b) shall be for the account of Lessee.

If Lessor or Lessee shall have terminated the Lease Term or its obligation to lease, or take on lease, the Aircraft pursuant to the terms of this Lease in accordance with Section 27.1(b)(i), then on the Relevant Date, Lessee shall:

(C)	return the Aircraft to Lessor in accordance with the provisions of Article 22 if the Aircraft has been delivered to Lessee under this Lease; and

(D)

pay to Lessor the amounts provided in Section 24.1 of Appendix 2I, clauses (f), (g) and (h), and Section 24.3 of Appendix 2I as if references therein to an "Event of Default" were to the termination of the Lease Term pursuant to Section 27.1(b)(i).

Amendments.  No term or provision of this Lease may be amended, modified, waived, discharged or terminated orally, but only by a written instrument signed by Lessor and Lessee.

Lessor's Right to Perform; Lessor's Right to Delegate and Servicer.

If Lessee fails to perform or comply with any Obligations, Lessor shall have the right, but not the obligation, to discharge such obligation, and the amount of such payment made and the expenses of Lessor incurred in connection with such discharge shall be payable by Lessee upon demand, together with interest at the Past Due Rate from the date such expenses were incurred.

Lessor may delegate to any Person or Persons (the "Servicer") all or any of the rights, powers or discretions vested in it by this Lease or any of the other Operative Documents, and any such delegation may be made upon such terms and conditions and subject to such regulations (including the power to sub-delegate) as Lessor in its absolute discretion deems fit.  Upon notice to the Lessee of the appointment of such a Servicer, such Servicer may act as Lessor's or Owner's servicer for all matters related to this Lease and the Aircraft, and Lessee agrees that it shall communicate with and deal with such Servicer with respect to all such matters as if the Servicer were the Lessor under this Lease.

Counterparts.  This Lease may be executed simultaneously in counterparts and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  To the extent, if any, that this Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction) no security interest in this Lease may be created through the transfer or

Bombardier CL-600-2C10; MSN 10070

possession of any counterpart other than the counterpart which has been marked "Original" on the signature page thereof.

Delivery of Documents by Electronic Means.  Delivery of an executed counterpart of this Lease or of any other documents in connection with this Lease by fax or other electronic image file will be deemed as effective as delivery of an originally executed counterpart.  Any party delivering an executed counterpart of this Lease or other document by fax or other electronic image file will also deliver an originally executed counterpart, but the failure of any party to deliver an originally executed counterpart of this Lease or such other document will not affect the validity or effectiveness of this Lease or such other document.

Survival.  The representations, warranties, covenants, agreements and indemnities (including, without limitation, the indemnities contained in Articles 18, 21 and 24) of Lessee and Lessor set forth in this Lease, and Lessee's and Lessor's obligations hereunder, shall survive the Termination Date to the extent required for full performance and satisfaction thereof.

Entire Lease.  This Lease (including all Appendices) and the other Operative Documents executed pursuant hereto constitute the entire agreement between Lessor and Lessee regarding the Aircraft and any prior or contemporaneous written or oral understandings with regard to the subject matter hereof are superseded hereby in their entirety.

Successors and Assigns.  Subject to the provisions of Article 25, the terms and provisions of this Lease and each other Operative Document shall be binding upon and inure to the benefit of Lessor and Lessee and their respective successors and permitted assigns.

Transaction Costs.  Whether or not the transactions contemplated hereby are consummated, each party hereto agrees to pay its own costs and expenses incurred in connection with the preparation, execution and delivery of this Lease and any other documents delivered in connection herewith, including without limitation the fees, expenses and disbursements of counsel, except as otherwise expressly set forth herein.  Lessee shall pay all costs of FAA Counsel in relation to this Lease and other Operative Documents.  Lessee agrees to pay Lessor the reasonable costs and expenses (including attorneys' fees and disbursements) incurred by Lessor in connection with the entering into or giving or withholding of any future waiver, supplement or amendment or other action with respect to the Lease or any other document delivered in connection therewith that Lessee may request, except in the case of an Event of Default in which case all of such costs shall be at the expense of Lessee.

Time is of the Essence.  Time and strict and punctual performance are of the essence with respect to each provision of this Lease.

Language.

This Lease is in the English language and all notices, opinions, financial statements and other documents given under this Lease shall be provided in the English language or, if not

Bombardier CL-600-2C10; MSN 10070

submitted in the English language, shall be accompanied by one certified copy of an English translation thereof for each copy of the foregoing so submitted.

If this Lease or any other Operative Document is required to be translated into another language for the purposes of any filing or registration, (i) Lessee shall procure and pay for any such translation, and (ii) the English version shall prevail in the event of any conflict with any such non-English version

No Rights of Third Parties.  No third parties, other than Indemnitees (including the Collateral Agent in its capacity as an Indemnitee or otherwise) and Affiliates of Lessor, are intended to nor shall they be deemed to have a right to (x) benefit from, or (y) seek to enforce, any of the provisions of this Lease.

Delegation.  Lessor may delegate to any appropriately licensed and/or experienced person(s) all or any of the rights, powers or discretions vested in it by this Lease or any other Operative Document and any such delegation may be made upon such terms and conditions as between such person and Lessor as Lessor in its absolute discretion may determine.

Further Assurances Lessee shall from time to time do and perform such other and further acts and execute and deliver any and all such further instruments as may be required by law or reasonably requested in writing by Lessor to establish, maintain and protect the rights and remedies of Lessor and to carry out and effect the intent and purposes of this Lease and the other Operative Documents.

Rights at Law.  Nothing contained in any Operative Document shall be construed to limit in any way any right, power, remedy or privilege of Lessor hereunder or under any other Operative Document or now or hereafter existing at law or in equity.  Each and every right, power, remedy and privilege of Lessor under the Operative Documents (i) shall be in addition to and not in limitation of, or in substitution for, any other right, power, remedy or privilege under any Operative Document or at law or in equity, (ii) may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by Lessor and (iii) shall be cumulative and not mutually exclusive and the exercise of one shall not be deemed a waiver of the right to exercise any other.

Confidentiality.

During the Lease Term all Information shall remain confidential and the parties hereto and their respective Affiliates will use their respective reasonable efforts not to disclose the Information to any other Person without prior written consent of each other party, which consent shall not be unreasonably withheld or delayed; provided, that Lessor and Lessee may, without the consent of each other party, disclose the Information in any of the following situations:

To directors, officers, employees, permitted assigns and agents of Lessor, Lessee or any Affiliate (direct or indirect) of any of such parties; or

Bombardier CL-600-2C10; MSN 10070

To directors, officers, employees, permitted assigns and agents of United in connection with the Lessor’s Capacity Purchase Agreement or the Lessee’s Capacity Purchase Agreement; or

To auditors, accountants or legal advisors of Lessor, Lessee or any Affiliate (direct or indirect) of any of such parties; or

To actual or potential lenders/Financing Parties, purchasers or other permitted assigns of Lessor, or any Affiliate of any of such parties, including but not limited to providing financial information about Lessee to potential lenders/Financing Parties to, and purchasers from, Lessor, provided that, upon the request of Lessee, such potential lenders/Financing Parties will agree to keep such Information confidential in a manner similar to the provisions hereunder and that their access to Information is solely for purposes of evaluating an investment in or other financing of the Aircraft, or such purchaser provides to Lessee a confidentiality agreement in a form reasonably acceptable to Lessee; or

To rating agencies with respect to ratings of Lessor, Owner or an Owner Participant (if any) or a related Securitization; or

To such other parties as Lessor or Lessee may reasonably believe to be required by law, by government regulation or order (including, without limitation any regulation or order of a bank regulatory agency), by subpoena or by any other legal process.

Notwithstanding any of the foregoing, Information will not be considered confidential, and Lessor and Lessee and their respective Affiliates may disclose any item of the Information without restriction in any of the following circumstances, if such item:

is publicly available (either to the general public or to any relevant trade or industry) prior to any party's receipt of it from another party hereto;

is thereafter made publicly available (either to the general public or to any relevant trade or industry) by another party hereto or by a third party which is entitled to make such item publicly available;

becomes available to any party hereto on a non-confidential basis from a source which has represented to such party that such source is entitled to disclose it; or

was known to any party hereto on a non-confidential basis prior to its disclosure to such party by another party hereto.

Notices.  All notices provided for herein shall be in writing and shall be deemed to have been given when delivered personally, or if deposited in the mail or with a courier service, when received, to the addressees appearing in paragraph 6 of Appendix 2B or to such other address as any party may designate for itself by written notice to the other party or parties.

Bombardier CL-600-2C10; MSN 10070

IN WITNESS WHEREOF, Lessor and Lessee have each caused this Lease to be duly executed by their authorized representatives as of the ___ day of ______, 2021.

GOJET AIRLINES LLC	MESA AIRLINES, INC.
Lessee	Lessor

By:	By:

Name:	Name:

Title:	Title:

TO THE EXTENT IF ANY THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST IN THIS DOCUMENT MAY BE PERFECTED THROUGH THE POSSESSION OF ANY ORIGINAL OR COPY HEREOF OTHER THAN THAT MARKED "CHATTEL PAPER ORIGINAL".

Bombardier CL-600-2C10; MSN 10070	Signature Page

CHATTEL PAPER ORIGINAL

IN WITNESS WHEREOF, Lessor and Lessee have each caused this Lease to be duly executed by their authorized representatives as of the ___ day of ______, 2021.

GOJET AIRLINES LLC	MESA AIRLINES, INC.
Lessee	Lessor

By:	By:

Name:	Name:

Title:	Title:

TO THE EXTENT IF ANY THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST IN THIS DOCUMENT MAY BE PERFECTED THROUGH THE POSSESSION OF ANY ORIGINAL OR COPY HEREOF OTHER THAN THAT MARKED "CHATTEL PAPER ORIGINAL".

Bombardier CL-600-2C10; MSN 10070	Chattel Paper Original Signature Page

Appendix 1

to Aircraft Lease Agreement

DEFINITIONS

"Acceptance Certificate" means the acceptance certificate executed and delivered by Lessee to Lessor at Delivery in the form of Appendix 3.

"Additional Insureds" means the Indemnitees and each of them.

"Aeronautics Authority" means the Federal Aviation Administration of the United States or such other governmental department, bureau, commission or agency that under the Law of the State of Registration shall from time to time have control or supervision of civil aviation in that state or have jurisdiction over the registration, airworthiness, operation, or other matters relating to, the Aircraft.

"Affiliate" means any other Person directly or indirectly controlling, directly or indirectly controlled by or under direct or indirect common control with the Person specified.

"After-Tax Basis" means, with respect to any indemnity or other amount (an "Amount") which is required by any Operative Document to be paid on an "After-Tax Basis" by Lessee (or by any other Person under the Operative Documents) to any Indemnitee (or to any other Person for the account or benefit of any Indemnitee), payment of such Amount supplemented by a further payment or payments that will, in the good faith determination of the Indemnitee, leave the Indemnitee and its Affiliates with a net economic realization equal to the Amount, after considering the net amount of all Taxes imposed on any Indemnitee with respect to the receipt or accrual of the Amount and such supplemental payments (taking into account any deductions, credits and other Tax benefits actually realized by such Indemnitee as a result of the events and circumstances giving rise to such payments in or prior to the year of such payments).

"Agreed Value" means, with respect to the Aircraft, the amount set forth in Appendix 2B, paragraph 4.2.

"Aircraft" means, as the context may require, the Airframe together with (i) the Engines, whether or not installed on the Airframe, (ii) all Parts or components thereof, (iii) spare parts or ancillary equipment or devices furnished with the Airframe or the Engines under this Lease, (iv) all items of equipment and other property, tangible and intangible, described in the Acceptance Certificate delivered on the Delivery Date and not otherwise described in the preceding portions of this definition, (v) all Aircraft Documents, (vi) all substitutions, replacements and renewals of any and all thereof, and (vii) all alterations, modifications and additions which may be made to, installed on or incorporated into the Aircraft, including but not limited to, those required pursuant to any Airworthiness Directive.

"Aircraft Documents" means, whether in paper, photographic, digital, electronic or other medium, (i) the manuals and records identified in the attachments to the Acceptance Certificate hereto and all other records and documentation pertaining to the Aircraft and delivered with the Aircraft on the Delivery Date and (ii) all other Required Approvals, records and documentation generated during the Term that are related to the maintenance, inspections and alterations, modifications and additions accomplished during the Lease Term with respect to the Aircraft.

App 1-1

Bombardier CL-600-2C10; MSN 10070		APPENDIX 1

"Airframe" means the Bombardier Inc. Canadair Regional Jet CL-600-2C10 aircraft (except for the Engines) as more specifically described in the Lease Supplement, together with the APU, all Landing Gear and any and all Parts.

"Airworthiness Directive" or "AD" means any airworthiness directive issued by the Certificating Authority, in addition to any airworthiness directive issued by the Aeronautics Authority, each to the extent the same is applicable to the Aircraft and/or any Item of Equipment.

"Approved Maintenance Organization" means a maintenance facility approved by the Aeronautics Authority and also by the FAA pursuant to FAR Part 145 and/or the EASA pursuant to EASA Part-145 for the performance of maintenance, testing, inspection, repair, overhaul or modification on the Aircraft or any Item of Equipment.

"APU" means the auxiliary power unit installed in the Airframe on the Delivery Date, or any replacement thereof made pursuant to this Lease, together, in any case, with any and all Parts which are from time to time incorporated in or attached to such auxiliary power unit and any and all Parts removed therefrom.

"APU Restoration" means the completion of an APU overhaul having a workscope that meets the minimum standard for an overhaul as defined in the APU Manufacturer’s maintenance manual or other applicable APU Manufacturer issued publication applicable to the APU.

"Basic Rent" shall mean the rent payable for the Aircraft for each Rent Period under this Lease in the amount set forth in paragraph 1 of Appendix 2B; provided that for any Rent Period that is less than a complete calendar month such amount shall be apportioned pro-rata based on the number of days in such Rent Period and the number of days in the relevant calendar month.

"Business Day" means any day (other than Saturday or Sunday) on which banks are open for business in Phoenix, Arizona, and St. Louis, Missouri, United States of America.

"C-Check" means the accomplishment of (a) Tasks that, at the time of such C-Check, would require accomplishment prior to the next due C-Check based upon the interval for each such Task in the MPD, and (b) the rectification of each defect discovered during the accomplishment of such Tasks.

"Cape Town Convention" means, together, the official English text of each of the Convention on International Interests in Mobile Equipment (the "Convention") and the Protocol thereto on Matters Specific to Aircraft Equipment (the "Protocol") each as opened for signature on 16 November 2001 at Cape Town, South Africa.

"Certificating Authority" means the FAA.

"Certificating Authority Form" means an FAA Form 8130-3 or EASA Form One or any successor to either such forms.

"Change of Control" means the occurrence of any of the following events: (a) the sale of all or substantially all of the assets of Lessee in one or more related transactions; (b) any merger, consolidation or acquisition of Lessee with, by or into another entity or person; or (c) any change in the ownership or

App 1-2

Bombardier CL-600-2C10; MSN 10070		APPENDIX 1

control of more than fifty percent (50%) of the voting capital stock or interests of Lessee in one or more related transactions.

"Claims" means any and all claims, damages, losses, liabilities, demands, suits, judgments, causes of action, legal proceedings, whether civil or criminal, penalties, fines and other sanctions, and any reasonable attorney's fees and other reasonable costs and expenses in connection therewith or in establishing the right to indemnification hereunder, including any of the foregoing arising or imposed with or without the fault or negligence of any Indemnitee (whether passive or active) or under the doctrine of strict or absolute liability.

"Collateral Agent" means such Person, as notified by Lessor or Owner to Lessee, who will act as collateral agent for and on behalf of any Financing Parties in relation to any security to be granted over the Aircraft as a result of a financing thereof.  The initial Collateral Agent is the Bank of New York Mellon.

"Commitment Fee" means the amount set forth in paragraph 2 of Appendix 2B.

"Cycle" means one take-off and landing of the Aircraft (or in respect of any Engine, Landing Gear, or Part, an aircraft on which such Engine, Landing Gear, or Part is (or was) then currently installed).

"Default" means any event, condition or circumstance which, with the lapse of time and/or the giving of notice and/or determination of materiality and/or fulfillment of any other condition stipulated herein (or any combination of the foregoing) would constitute an Event of Default.

"Delivery" means the delivery of the Aircraft by Lessor to Lessee in accordance with this Lease and which shall be evidenced by execution and delivery of the Lease Supplement and the Acceptance Certificate.

"Delivery Date" means the date on which Delivery occurs.

“Delivery Inspection” has the meaning set forth in Appendix 2D.

"Delivery Location" means Lessor’s facilities at Dulles International Airport.

"Documents Loss" means the loss or destruction of the Aircraft Documents or any of them.

"Dollars" or "$" means the lawful currency of the U.S.

"EASA" means the European Aviation Safety Agency, an agency of the European Union having responsibility for aviation safety, regulation and oversight of member states of the European Union, or any Person, governmental department, bureau, commission or agency succeeding to the functions of the European Aviation Safety Agency.

"Engine(s)" means each of the engines identified in the Lease Supplement, or any replacement of any thereof made pursuant to this Lease, together, in any case, with any and all Parts which are from time to time incorporated in or attached to any such Engine and any and all Parts removed therefrom.

App 1-3

Bombardier CL-600-2C10; MSN 10070		APPENDIX 1

"Engine Loss" means the occurrence of (a) an Event of Loss with respect to an Engine only (whether or not installed on the Airframe) or (b) any divestiture or impairment of any right, title or interest of Lessor in or to an Engine as a result of the installation of such Engine on any other airframe.

"Engine Restoration" means the completion of an engine shop visit having a workscope that at a minimum, (i) includes a complete refurbishment or full overhaul of the high pressure turbine and combustion section of the relevant Engine, and that otherwise meets the minimum standard for a performance restoration as defined in the Engine Manufacturer’s workscope planning guide or other applicable Engine Manufacturer issued publication applicable to the Engine, and (ii) restores the life of such Engine to have on-condition release target of no less than 4,000 Cycles estimated to remain until the next restoration thereof satisfying this definition.

"Engine Swap Amendment" means that certain Lease Supplement Amendment No. __ (Engine Swap) substantially in the form set forth in Appendix 7.

"Event of Default" means those events and circumstances referenced in Article 23.

"Event of Loss" means, with respect to any Item of Equipment (excluding Parts), any of the following events:

the agreed, actual, arranged, compromised or constructive total loss of such Item (including any damage to the same which results in an insurance settlement on the basis of a total loss, or requisition for use or hire of the same which results in an insurance settlement on the basis of a total loss); or

the destruction or damage that permanently renders such Item to be unfit for normal use for any reason whatsoever; or

the requisition of title or other compulsory acquisition, requisition, appropriation, expropriation, deprivation, condemnation or confiscation for any reason of such Item by a Governmental Authority or other competent authority, whether de jure or de facto, but shall exclude requisition for use or hire not involving requisition of title of such Item; or

the hijacking, theft, or disappearance of such Item (i) for a period of sixty (60) days or more or (ii) if earlier, beyond the earlier of the Scheduled Termination Date and the Termination Date; or

the condemnation, confiscation, capture, deprivation, seizure or requisition for use or hire of the Airframe by the Aeronautics Authority or any Governmental Authority (other than where the same amounts to the circumstances provided in clause (c)) which deprives any Person entitled to have possession and/or use of the Item of its possession and/or use (i) for more than a period of sixty (60) consecutive days or (ii) if earlier, beyond the earlier of the Scheduled Termination Date and the Termination Date.

An Event of Loss with respect to the Aircraft shall be deemed to have occurred if an Event of Loss occurs with respect to the Airframe.

App 1-4

Bombardier CL-600-2C10; MSN 10070		APPENDIX 1

"Event of Loss Date" means (a) with respect to any Event of Loss set forth in paragraph (a) of the definition thereof, the earliest of (i) the date of actual loss, (ii) the date on which the loss is agreed, arranged or compromised by or with the agreement of the insurers and (iii) thirty days after the date of notice to Lessee's brokers or insurers claiming the loss, (b) with respect to any Event of Loss set forth in paragraph (b) or (c) of the definition thereof, the date such event, condition or circumstance occurs or, if such date is not known, the date on which the relevant property was last known to exist, or (c) with respect to any Event of Loss set forth in paragraph (d) or (e) of the definition thereof, the earlier of (i) the date on which insurers make payment on the basis of an Event of Loss and (ii) the expiration of the period, or the continuation of the condition or circumstance beyond the date, described therein.

"Event of Loss Proceeds" means the proceeds of any insurance required to be maintained by Lessee hereunder, or any compensation or similar payment arising, in respect of an Event of Loss.

"Excluded Tax(es)" means any Tax described in Section 21.1(b) of this Lease.

"Existing Financing" means the financing of, inter alia, the Airframe and one (1) General Electric model CF34-8C5B1 engine bearing manufacturer's serial number 965446 pursuant and subject to the terms and conditions of that certain Loan and Guarantee Agreement, dated as of October 30, 2020 (as it may be amended, restated, supplemented or otherwise modified from time to time), among the Lessor, as borrower, Mesa Air Group, Inc., the guarantors party thereto, the United States Department of the Treasury and the Bank of New York Mellon, as administrative agent, and the initial Collateral Agent.

"Existing Mortgage" means that certain Pledge and Security Agreement, dated as October 30, 2020, as amended, supplemented or otherwise modified from time to time, in respect of, inter alia, the Airframe and one (1) General Electric model CF34-8C5B1 engine bearing manufacturer's serial number 965446, among Lessor, as grantor, the other grantor parties thereto and the initial Collateral Agent.

"FAA" means the United States Federal Aviation Administration and/or the Administrator of the United States Federal Aviation Administration, or any Person, governmental department, bureau, commission or agency succeeding to the functions of either of the foregoing.

"FAA Counsel" means Daugherty Fowler Peregrin Haught & Jenson P.C.

"FAA Requirements" means, as applicable to the Aircraft, any of the regulations, rules, or decisions of, or governing, the FAA.

"FAR" means the federal aviation regulations as set forth in Title 14 of the United States Code of Federal Regulations, Chapter 1 (Parts 1 - 199).

"Financing Party" means any Person or Persons, from time to time notified by Lessor to Lessee, from whom financing for the acquisition or continued ownership of the Aircraft by Lessor (or the Owner if Lessor is not the Owner) has been, is to be, or is for the time being, obtained and/or in whose favor or for whose benefit security over the Aircraft is to be, or is for the time being, granted by Lessor or the Owner (as the case may be), any Security Agent, Collateral Agent, owner trust or trustee, manager, servicer, lender and/or financial guarantor.

App 1-5

Bombardier CL-600-2C10; MSN 10070		APPENDIX 1

"Flight Hour" means each hour or fraction thereof, measured to two decimal places, elapsing from the moment the wheels of the Airframe (or in respect of any Engine, Landing Gear, or Part, an aircraft on which such Engine, Landing Gear, or Part is (or was) then currently installed) leave the ground on take-off to the moment when the wheels of the Airframe (or such aircraft on which an Engine, Landing Gear, or Part is (or was) then currently installed) touch the ground on landing.

"GAAP" means (i) generally accepted accounting principles as set forth in the statements of financial accounting standards issued by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or (ii) International Financial Reporting Standards and International Accounting Standards (and interpretations thereof) published by the International Accounting Standards Board, as in effect at the relevant time, and applied on a basis consistent with prior periods except as may be disclosed in the pertinent Person's financial statements.

"Governmental Authority" means and includes (whether having a distinct legal personality or not) (a) any national government, political subdivision thereof, or local jurisdiction therein, (b) any board, commission, department, division, organ, instrumentality, court or agency of any entity referred to in (a) above, however constituted, and (c) any association, organization or institution (international or otherwise) of which any entity mentioned in (a) or (b) above is a member or to whose jurisdiction any thereof is subject or in whose activities any thereof is a participant.

"I.A.T.A." means the International Air Transport Association.

"Indemnified Tax(es)" means any Tax for which Lessee has an obligation of indemnity pursuant to Article 21 of this Lease.

"Indemnitee" means Lessor, Lessor Parent, Owner, any Owner Participant, any Servicer, any Financing Party, and their respective Affiliates, officers, directors, shareholders, members, managers, partners, duly authorized agents, employees and attorneys-in-fact and their respective successors and assigns.

"Information" means the terms and conditions of this Lease and any other Operative Document and any other information delivered to any party to this Lease in connection with this Lease or any Operative Document.

"Insurances" means any and all contracts or policies of insurance required to be maintained from time to time under this Lease.

"International Registry" or "IR" means the International Registry of Mobile Assets organized pursuant to the Cape Town Convention.

"Item of Equipment" or "Item" means individually or collectively, as the context requires, the Aircraft, the Airframe and any of the Engines, any Landing Gear, the APU and any of the Parts, whether or not installed in or attached to the Aircraft or the Airframe.

"Landing Gear" means the complete strut assembly of each landing gear installed on the Airframe on the Delivery Date (or any replacement for any such landing gear made pursuant to the terms of this Lease) and shall consist of the inner and outer cylinders of the main landing gear and the nose landing gear, including the truck assembly and axles of such landing gear.

App 1-6

Bombardier CL-600-2C10; MSN 10070		APPENDIX 1

"Law" means and includes (a) any statute, decree, constitution, regulation, rule, order, judgment, AD or other directive of any Governmental Authority; (b) any treaty, pact, compact or other agreement to which any Governmental Authority is a party; (c) any judicial or administrative interpretation or application of any Law described in (a) or (b) above; and (d) any amendment or revision of any of the foregoing.

"Lease" means this Aircraft Lease Agreement, including all appendices, exhibits and schedules hereto, as the same may be amended, modified or supplemented from time to time.

"Lease Supplement" means the lease supplement dated the Delivery Date in the form of Appendix 4.

"Lease Term" means the period appearing in Appendix 2A which otherwise commences on the Delivery Date and ends on the Termination Date.

"Lessee's Actual Cost" means with respect to the performance of any Obligation under this Lease by a third party, the actual charges, including shipping, freight and handling charges, of such third party charged to and paid by Lessee (but excluding shipping and freight charges and mark-ups, handling charges or overhead added by Lessee).

"Lessee’s Capacity Purchase Agreement" means that certain Amended and Restated Capacity Purchase Agreement dated February 18, 2020 among United, Lessee, and Lessee Parent.

"Lessee Parent" means Trans States Holdings, Inc.

"Lessee Parent Guarantee" means the guarantee dated on or about the date of this Agreement, executed and delivered by Lessee Parent in favor of Lessor in form and substance acceptable to Lessor.

"Lessor’s Capacity Purchase Agreement" means that certain Amended and Restated Capacity Purchase Agreement, dated November 25, 2019, among United, Lessor, and Mesa Air Group, Inc.

"Lessor's Lien" means any Lien on the Aircraft or any Item of Equipment (i) granted by Owner to any Financing Party with respect to the Aircraft or any Item of Equipment except where the same are granted in connection with and following the occurrence of an Event of Default, (ii) arising as a direct result of any act of Lessor, Owner or any Affiliate of Lessor or Owner that is in violation of any of the express obligations of such Person under the Lease and the other Operative Documents, or (iii) any Claim against Lessor, Owner or any Affiliate of Lessor or Owner that is unrelated to the transactions contemplated by the Lease.

"Lessor Maintenance Contribution" means the payments contemplated to be made by Lessor pursuant to Appendix 2F.

"Lien" means any mortgage, charge, pledge, lien, hypothecation, lease, title retention, assignment, trust arrangement, right of possession or detention or security interest of any kind, howsoever created or arising.

"Life Limited Part" or "LLP" means any Part that has a pre-determined life limit mandated by the Manufacturer, the Certificating Authority, the Aeronautics Authority or any other applicable Governmental Authority, which requires any such Part to be discarded upon reaching such life limit.

App 1-7

Bombardier CL-600-2C10; MSN 10070		APPENDIX 1

"Lost Documents" means Aircraft Documents that have suffered a Documents Loss.

"Maintenance Check(s)" means any C-Check performed or to be performed on the Airframe, any Engine Restoration performed or to be performed on an Engine, any Engine LLP replacement or any Overhaul performed or to be performed on any Landing Gear or the APU.

"Maintenance Program" means Lessee's maintenance program (as approved by the Aeronautics Authority) for the Aircraft encompassing scheduled maintenance, condition monitored maintenance and on-condition maintenance of the Aircraft and each Item of Equipment.

"Maintenance Contribution Claim" means any claim by Lessee for payment by Lessor of a Lessor Maintenance Contribution following completion by Lessee of a Maintenance Check.

"Manufacturer" means, in the case of the Airframe, Bombardier Inc., in the case of the Engines, General Electric Aircraft Engines, and in the case of any Item of Equipment, the manufacturer of such Item of Equipment.

"Manufacturer's Repair Manual" means the most current revision of the respective (i) maintenance, repair or overhaul manual or (ii) the structural repair manual, each issued by the Manufacturer and applicable to the maintenance performed on the Aircraft or any Item of Equipment.

"MPD" means the Airframe Manufacturer's Maintenance Planning Data document, as revised from time to time to include all revisions up to and including the then most current revision issued by the Airframe Manufacturer.

"Net Event of Loss Proceeds" means any Event of Loss Proceeds actually received by Lessor or Owner (or such other person entitled to receipt thereof), less any expenses (including reasonable attorney's fees and costs) and/or Indemnified Taxes incurred by Lessor or Owner (or any other relevant Person) in connection with the collection or receipt of such funds.

"Obligations" means all of Lessee's obligations, liabilities and agreements now existing or hereafter arising under this Lease or under any other Operative Document.

"Operative Document(s)" means, either collectively or individually as the context requires, this Lease, the Lease Supplement, the Acceptance Certificate, the Lessee Parent Guarantee, any quiet enjoyment letter, any warranty assignment, acknowledgment and consent, and any and all other documents, instruments and agreements entered into in connection with any of the foregoing and to which Lessee and/or Lessor is a party or which Lessee and Lessor mutually acknowledge is an Operative Document.

"Overhaul" means:

(i)with respect to any Landing Gear, Engine module or Part, the complete refurbishment or major restoration of such Landing Gear, Engine module or Part in accordance with the overhaul or restoration procedures in the respective Manufacturer's Repair Manual for such Landing Gear, Engine module or Part, the extent of which refurbishes or restores such

App 1-8

Bombardier CL-600-2C10; MSN 10070		APPENDIX 1

Landing Gear, Engine module or Part, as applicable, to a "zero time since overhaul" condition in accordance with such Manufacturer's Repair Manual;

(ii)with respect to the APU, an APU Restoration; and

(iii)with respect to any Engine, an Engine Restoration.

"Owner" means Lessor in its capacity as owner of the Aircraft or such other Person as Lessor may notify Lessee in writing from time to time as being the owner of the Aircraft.

"Owner Participant" means as any Person who owns a beneficial interest in the Aircraft through a trust or otherwise as Lessor may notify Lessee in writing from time to time.

"Part(s)" means all appliances, components, parts, instruments, appurtenances, accessories, furnishings, seats and other equipment and additions of whatever nature (other than Engines, the APU, any Landing Gear, and any temporary replacement parts installed pursuant to Article 12 of the Lease), which may from time to time be incorporated or installed in or attached to any Item of Equipment or which have been removed therefrom, but which remain owned by Lessor or Owner pursuant to the terms of the Lease.

"Past Due Rate" means the lesser of (i) the rate per annum equal to the Citibank, N.A. prime lending rate as of the applicable date of determination plus three hundred (300) basis points, and (ii) the maximum rate permitted by applicable Law.

“Payment Default” means a nonpayment by Lessee of a payment Obligation when due.

"Permitted Sublease" means any sublease of the Aircraft pursuant to Section 15.1 of this Lease to a Permitted Sublessee permitted under the terms and subject to the conditions of this Lease.

"Permitted Sublessee" means a Person:

(a)which is a commercial air carrier that holds the requisite licenses and approvals for the maintenance and operation of the Aircraft; and

(b)with respect to which, at the time such Person becomes a Permitted Sublessee pursuant to the terms and conditions of this Lease and for the term of any Permitted Sublease to which such Permitted Sublessee is a party, no proceeding is pending or shall be instituted in connection with any insolvency, bankruptcy, reorganization, examinership, administration, liquidation, moratorium or other laws affecting the enforcement of creditors' rights generally; and

(c)that is expressly consented to in writing by Lessor, which consent shall be in the sole discretion of Lessor.

"Person" means an individual, general partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, limited liability company or limited partnership, Governmental Authority or other entity of whatever nature.

“Records” has the meaning as set forth in Appendix 2D.

App 1-9

Bombardier CL-600-2C10; MSN 10070		APPENDIX 1

"Redelivery Location" means such airport in the continental United States as specified in writing by Lessor to Lessee prior to the Scheduled Termination Date.

"Register" means the registry of aircraft which is maintained in the State of Registration by the Aeronautics Authority having authority with respect to the registration of the Aircraft.

"Related Lease(s)" means any and all leases of aircraft between Lessor or any Affiliate of Lessor, or a trustee on behalf of Lessor or any Affiliate of Lessor, as lessor, and Lessee or any Affiliate of Lessee, as lessee, whether such leases may be construed to be "true" leases or otherwise.

"Related Lease Event of Default" means, in relation to any Related Lease, any breach or default of the lessee's obligations thereunder which, with the lapse of time or the giving of notice, or both, would constitute an "event of default" or similar event however termed thereunder under which the party to whom such obligations are owing would have the right to exercise remedies including the termination or cancellation of the Related Lease.

"Related Obligations" means the obligations, liabilities and agreements now existing or hereafter arising of Lessee or any Affiliate of Lessee under any Related Lease.

"Rent" means Basic Rent, Supplemental Rent and Utilization Rent payable pursuant to this Lease.

"Rent Payment Date" means the first day of each Rent Period during the Lease Term and which is the date on which payment of Basic Rent is due and payable.

"Rent Period" means the period commencing on and including the Delivery Date and ending on and including the last day of the calendar month in which the Delivery Date occurs and each of the consecutive calendar monthly periods thereafter throughout the Lease Term, provided that the final Rent Period of the Lease Term may consist of less than a calendar month if this Lease expires, terminates or is cancelled effective as of or on a date other than the last day of a calendar month.

"Required Approval" means evidence documenting approval by the respective Airframe or Engine Manufacturer (as applicable) and the Certificating Authority with respect to (i) any repair to the Airframe or any Engine, where the accomplishment of such repair does not conform with the repair procedures set forth in the Manufacturer's Repair Manual and (ii) any alteration or modification of the Airframe or any Engine.

"Return" means the return of the Aircraft and all Items of Equipment to Lessor pursuant to and in accordance with Article 22 and the other provisions of this Lease.

"Return Acceptance Certificate" means the certificate substantially in the form of Appendix 6 to be executed and delivered by Lessor and Lessee at Return.

"Scheduled Delivery Date" means the scheduled date for Delivery identified in Appendix 2A.

App 1-10

Bombardier CL-600-2C10; MSN 10070		APPENDIX 1

"Scheduled Termination Date" means the day on which the Lease Term is scheduled to expire (as provided in Appendix 2A), and which may be independent from the Termination Date as provided in the definition of such term.

"Security Agent" means such Person, as notified by Lessor or Owner to Lessee, who will act as security agent for and on behalf of any Financing Party in relation to any financing arrangements to be entered into in respect of the Aircraft.

"State of Organization" means the country and/or state under which Laws a Person is organized and existing, or, with respect to Lessor and Lessee, the country and/or state identified on the first page of this Lease.

"State of Registration" means the United States of America.

"Supplemental Rent" means all amounts, liabilities and obligations (other than Basic Rent and Utilization Rent) which Lessee assumes or agrees to pay to Lessor under this Lease, including without limitation, and to the extent permitted by applicable Law, interest at the Past Due Rate calculated on any:  (i) part of any installment of Basic Rent not paid on the Rent Payment Date for the period the same remains unpaid and (ii) Supplemental Rent and Utilization Rent not paid when due hereunder for the period the same remains unpaid.

"Task(s)" means each inspection or other requirement set forth in the MPD that (a) has a repetitive interval designated by a letter or combination of a letter and a number, or (b) is based upon (i) the accumulation of Flight Hours and/or Cycles, or (ii) the accumulation of APU Hours and/or APU Cycles, or (iii) an elapsed number of calendar days, months and/or years.

"Tax(es)" means any taxes (including, without limitation, sales, use, business, gross or net income, personal property, license, documentation, transfer, import, export, fuel, leasing, occupational, value added, excess profits, excise, gross or net receipts, franchise, stamp, environmental and other taxes), levies, imposts, withholdings, fees, assessments, duties and other charges of any nature, and any penalties, fines, additions to tax, interest or other charges related thereto which are imposed by any Governmental Authority or other taxing authority in any jurisdiction or by any international or multinational taxing or regulatory authority.

"Termination Date" means:

(i)the Scheduled Termination Date if Return is completed on the Scheduled Termination Date; or

(ii)the date, if other than the Scheduled Termination Date, of Lessee's Return of the Aircraft with all Obligations then due for performance having been performed; or

(iii)the date on which this Lease terminates in accordance with Section 20.3 of this Lease following the occurrence of an Event of Loss with respect to the Aircraft or the Airframe following Delivery; or

App 1-11

Bombardier CL-600-2C10; MSN 10070		APPENDIX 1

(iv)the date of termination of this Lease following the occurrence of an Illegality Event in accordance with Section 27.1(b) of this Lease; or

(v)the date on which this Lease is cancelled or terminated pursuant to Article 24 following the occurrence of an Event of Default; or

(vi)the date on which the Collateral Agent takes possession of the Airframe or any Engine upon the exercise of its repossessory rights under the Existing Mortgage as contemplated by Section 2.3 of this Lease.

"Time Controlled Part" means any Item of Equipment, including any Life Limited Part, having a Task applicable to it based upon a predetermined time limit or interval in accordance with the MPD and/or any requirement of the Manufacturer of such Item of Equipment, the Maintenance Program, the Certificating Authority or the Aeronautics Authority, to the extent such Task requires such Item of Equipment to be discarded, overhauled, or re-certified upon reaching such time limit or interval.

"United" means United Airlines, Inc.

"U.S." or "U.S.A." means the United States of America.

"Utilization Rent" means, collectively, the payments required to be made by Lessee pursuant to the terms of Appendix 2C.

"VAT" means any Tax that is, or is in the nature of, a value added, turnover, sales, use, rental, leasing, services, goods and services, consumption, or transaction privilege Tax.

App 1-12

Bombardier CL-600-2C10; MSN 10070		APPENDIX 1

Appendix 2

to Aircraft Lease Agreement

COMMERCIAL TERMS

[NOTE:  THE TERMS OF THIS APPENDIX 2 ARE CONFIDENTIAL AND CONTAIN COMMERCIALLY SENSITIVE INFORMATION; THIS APPENDIX 2 MUST BE REMOVED FROM ANY PUBLIC FILING OF THIS LEASE]

Contents:

Appendix 2A	Lease Term
Appendix 2B	Rent, Commitment Fee, Insurance and other Financial Matters
Appendix 2C	Utilization Rent
Appendix 2D	Delivery Conditions
Appendix 2E	Return Conditions
Appendix 2F	Lessor Maintenance Contributions
Appendix 2G	[Reserved]
Appendix 2H	Events of Default
Appendix 2I	Lessor's Rights and Remedies Following an Event of Default

App 2-1

Bombardier CL-600-2C10; MSN 10070		APPENDIX 2

Appendix 3

to Aircraft Lease Agreement

[NOTE:  THE TERMS OF THIS APPENDIX 3 ARE CONFIDENTIAL AND CONTAIN COMMERCIALLY SENSITIVE INFORMATION; THIS APPENDIX 3 MUST BE REMOVED FROM ANY PUBLIC FILING OF THIS LEASE]

ACCEPTANCE CERTIFICATE

(MSN 10109)

App 3-1

Bombardier CL-600-2C10; MSN 10070		APPENDIX 3

Appendix 4

to Aircraft Lease Agreement

LEASE SUPPLEMENT

(MSN 10109)

LEASE SUPPLEMENT dated as of May 24, 2021, (this "Lease Supplement"), between MESA AIRLINES, INC., as Lessor ("Lessor"), and GoJet Airlines LLC, as Lessee ("Lessee").

Lessor and Lessee have previously entered into that certain Aircraft Lease Agreement dated as of May ___, 2021, (the "Lease" and the defined terms therein being hereinafter used with the same meaning).  The Lease provides for the execution and delivery of a Lease Supplement substantially in the form hereof for the purpose of leasing the aircraft described below under the Lease as and when delivered by Lessor to Lessee in accordance with the terms thereof.

The Lease and this Lease Supplement relate to the Aircraft as more precisely described below and in the Acceptance Certificate.  A counterpart of the Lease is attached hereto and shall be filed together with this Lease Supplement with the Aeronautics Authority.

In consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

1.Lessor hereby delivers and leases to Lessee under and pursuant to the Lease and Lessee hereby accepts, acknowledges receipt of possession and leases from Lessor under and pursuant to the Lease the Aircraft described below, together with the Aircraft Documents and Records described in the Agreement (the "Delivered Aircraft"):

Aircraft Model:	Bombardier Inc. Canadair Regional Jet CL-600-2C10
Manufacturer's Serial Number:	10109
Installed Engines	Two (2) General Electric model CF34-8C5B1 engines (described on the International Registry pre-populated drop down menu as GE model CF34-8C1 engines)
Manufacturer's Serial Numbers:	965450 and 965422
U. S. Registration Mark	N512MJ

2.The Delivery Date of the Aircraft is the date of this Lease Supplement set forth in the opening paragraph hereof.

App 4-1

Bombardier CL-600-2C10; MSN 10070		APPENDIX 4

3.By execution and delivery of this Lease Supplement, the Delivered Aircraft is and shall be for the Lease Term subject to the Lease.

4.The amount of Basic Rent for the Delivered Aircraft is as set forth in the Lease and the Acceptance Certificate.

5.Lessee hereby confirms to Lessor that (i) the Delivered Aircraft and each delivered Engine have been duly marked in accordance with the terms of the Lease, (ii) the Aircraft is insured as required by the Lease, (iii) the representations and warranties of Lessee referred to in Article 9 of the Lease are hereby repeated with effect as of the date first above written, (iv) having inspected the Delivered Aircraft, Lessee acknowledges that the Delivered Aircraft satisfies all conditions required for Lessee's acceptance of delivery as set forth in the Lease, and (v) the execution and delivery of this Lease Supplement signifies absolute and irrevocable acceptance by Lessee of the Delivered Aircraft for all purposes hereof and of the Lease.

6.THIS LEASE SUPPLEMENT SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES OTHER THAN THE PROVISIONS OF SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

7.This Lease Supplement may be executed in separate counterparts; each of such counterparts, shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same Lease Supplement; provided, that to the extent, if any, that this Lease Supplement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the "Original", which shall be identified on the signature page thereof.

8.This Lease Supplement supplements and forms a part of the Lease.  The Lease and all Operative Documents, as supplemented hereby, are hereby ratified, approved and confirmed in all respects.

[REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY]

App 4-2

Bombardier CL-600-2C10; MSN 10070		APPENDIX 4

IN WITNESS WHEREOF, Lessor and Lessee have each caused this Lease Supplement to be duly executed by their authorized representatives on the date first above written.

GOJET AIRLINES LLC	MESA AIRLINES, INC.
Lessee	Lessor

By:	By:

Name:	Name:

Title:	Title:

MSN 10109

TO THE EXTENT IF ANY THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST IN THIS DOCUMENT MAY BE PERFECTED THROUGH THE POSSESSION OF ANY ORIGINAL OR COPY HEREOF OTHER THAN THAT MARKED "CHATTEL PAPER ORIGINAL".

App 4-3

Bombardier CL-600-2C10; MSN 10070		APPENDIX 4

CHATTEL PAPER ORIGINAL

IN WITNESS WHEREOF, Lessor and Lessee have each caused this Lease to be duly executed by their authorized representatives as of the ___ day of ______, 2021.

GOJET AIRLINES LLC	MESA AIRLINES, INC.
Lessee	Lessor

By:	By:

Name:	Name:

Title:	Title:

MSN 10109

TO THE EXTENT IF ANY THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST IN THIS DOCUMENT MAY BE PERFECTED THROUGH THE POSSESSION OF ANY ORIGINAL OR COPY HEREOF OTHER THAN THAT MARKED "CHATTEL PAPER ORIGINAL".

App 4-4

Bombardier CL-600-2C10; MSN 10070		APPENDIX 4

Appendix 5

to Aircraft Lease Agreement

CONDITIONS PRECEDENT / POST-DELIVERY ITEMS

Bombardier Inc. Canadair Regional Jet CL-600-2C10

MSN 10109

Lease Execution Date:  May__, 2021

Scheduled Delivery Date:  May ___, 2021

PART 1. Conditions Precedent in Favor of Lessor:

Item No.	Description	Date Due	Status
30.	Chattel Paper Original of Lease (ONE COPY ONLY – DELIVERED TO LESSOR)	Lease Execution Date
31.	The Lease, dated, completed and duly executed by Lessee	Lease Execution Date
32.

Lessee Parent Guarantee in form and substance acceptance to Lessor duly executed by Lessee Parent in favor of Lessor pursuant to which Lessee Parent guarantees Lessee’s obligations under the Lease and the other Operative Documents to which Lessee is a party and satisfaction of all conditions precedent for the benefit of Lessor stated in such Lessor Parent Guarantee

Lease Execution Date
33.

Opinion of Lessee's counsel (which may be in-house counsel) as of the Lease Execution Date in form and substance reasonably acceptable to Lessor, confirming the due execution of the Lease and related Operative Documents by Lessee, and that the Lease and each related Operative Document constitutes the legal, valid and binding obligations of Lessee enforceable in accordance with its terms subject to bankruptcy, insolvency and similar laws affecting the rights of creditors general and general principles of equity

Lease Execution Date
34.

Certificate of an authorized officer of Lessee attaching copies of and certifying as true, complete and current (i) the constitutional documents of Lessee, (ii) the resolutions of the required governing body of Lessee authorizing the lease of the Aircraft and execution, delivery and performance of the Lease and other Operative Documents to which Lessee is a party, and (iii) a specimen of the signature of each Person authorized to execute the Lease and each other Operative Document to which Lessee is a party

Lease Execution Date

App 5-1

Bombardier CL-600-2C10; MSN 10070		APPENDIX 5

35.

Certificate of an authorized officer of Lessee Parent attaching copies of and certifying as true, complete and current (i) the constitutional documents of Lessee Parent, (ii) the resolutions of the required governing body of Lessee Parent authorizing the guaranty of the lease of the Aircraft and execution, delivery and performance of the Lessee Parent Guarantee and other Operative Documents to which Lessee Parent is a party, and (iii) a specimen of the signature of each Person authorized to execute the Lessee Parent Guarantee and each other Operative Document to which Lessee Parent is a party

Lease Execution Date
36.	Such financial information concerning Lessee and other documents and matters incident to the foregoing as Lessor may reasonably request, all in a form reasonably satisfactory to Lessor	Ten (10) Business Days prior to the Scheduled Delivery Date
37.

Power of Attorney evidencing the authority of Lessee's representatives designated to accept delivery of the Aircraft and execute the Lease Supplement and Acceptance Certificate on behalf of Lessee at Delivery

Five (5) Business Days prior to the Scheduled Delivery Date
38.

Letter of Undertaking executed by independent aircraft insurance brokers acceptable to Lessor, together with certificates of insurance evidencing the insurances required to be maintained by Lessee under the Lease

Five (5) Business Days prior to the Scheduled Delivery Date
39.	Evidence of Lessee having registered as a Transacting User Entity ("TUE") with the IR	Five (5) Business Days prior to the Scheduled Delivery Date
40.

First Payment of Basic Rent (which payment shall include Lessee's payment of Basic Rent due and payable for the second Rent Period of the Lease Term if the Delivery Date is on or after the 15th day of the calendar month)

One (1) Business Day prior to the Scheduled Delivery Date
41.	Payment of the Commitment Fee in accordance with Appendix 2B	One (1) Business Day prior to the Scheduled Delivery Date
42.	All Operative Documents to which Lessee is a party, including but not limited the Lease Supplement and Acceptance Certificate, dated, fully completed and duly executed by Lessee	Delivery Date
43.	Chattel Paper Original of Lease Supplement (ONE COPY ONLY – DELIVERED TO LESSOR)	Delivery Date
44.

Certificate of an authorized officer of Lessee certifying that (i) the representations and warranties contained in Section 9.1 of this Lease are true and correct as of the Delivery Date as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date) and (ii) no Default or Event of Default has occurred and is continuing or will result from Lessee’s lease of the Aircraft

Delivery Date
45.	Copy of Lessee's Air Operator's Certificate issued by the FAA	Delivery Date
46.	Copy of Lessee’s Maintenance Program	Delivery Date
47.	Evidence of Registration of the Aircraft, the Lease and related interests with the IR	Delivery Date

App 5-2

Bombardier CL-600-2C10; MSN 10070		APPENDIX 5

48.	An opinion in a form acceptable to Lessor from FAA counsel confirming, among other things, the due and proper filing of this Lease and the Lease Supplement with the FAA and the IR	Delivery Date
49.

UCC Financing Statements with respect to the Lease and the Aircraft in a form acceptance to Lessor in due form for filing promptly following the Delivery Date and duly filed in each relevant jurisdiction by Lessor as prepared by Lessor and approved by Lessee

Delivery Date
50.

A lease termination agreement in the form appearing in Appendix 7, duly executed by Lessee, to be held, undated, in escrow by Lessor and which may be dated and countersigned by Lessor following the expiration, termination or cancellation of this Lease upon the occurrence and continuation of an Event of Default

Delivery Date
51.

Such other certificates, documents, opinions and agreements relating to the transactions contemplated by or related to this Lease and the other Operative Documents, as may be necessary or reasonably requested by Lessor

Delivery Date

PART 2.  Conditions Precedent in Favor of Lessee

Item No.	Description	Date Due
52.

Certificate of an authorized officer of Lessor (and the Owner)  attaching copies of and certifying as true, complete and current (i) the constitutional documents of Lessor (and Owner), (ii) the resolutions of the required governing body of Lessor (and Owner) authorizing the lease of the Aircraft and execution, delivery and performance of the Lease and other Operative Documents to which Lessor (and Owner) is a party, and (iii) a specimen of the signature of each Person authorized to execute the Lease and each other Operative Document to which Lessor (and Owner) is a party

Lease Execution Date
53.	All Operative Documents to which Lessor or any other party (other than Lessee) is a party, dated, fully completed and duly executed by Lessor or such other party	Delivery Date
54.

Certificate of an authorized officer of Lessor certifying that the representations and warranties contained in Section 10.1 of this Lease are true and correct as of the Delivery Date as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date)

Delivery Date
55.	Certificate of Airworthiness for the Aircraft issued by the FAA	Delivery Date
56.	Copy of the Certificate of Registration for the Aircraft showing due registration in the name of Lessor as owner	Delivery Date
57.	Evidence of Registration of the Aircraft, the Lease and related interests with the IR	Delivery Date
58.

Confirmation from FAA counsel that the Aircraft is registered with the FAA in the name of Lessor and that FAA counsel has in its possession properly and fully executed copies of this Lease and the Lease Supplement in due form for filing with the FAA and has such IR related authorizations as are necessary for it to register this Lease with the IR

Delivery Date

App 5-3

Bombardier CL-600-2C10; MSN 10070		APPENDIX 5

Appendix 6

to Aircraft Lease Agreement

RETURN ACCEPTANCE RECEIPT

Mesa Airlines, Inc.  ("Lessor") hereby acknowledges, pursuant to the Aircraft Lease Agreement made between Lessor and GoJet Airlines LLC, ("Lessee") dated as of _________, 2021 (the "Lease"), that on this _____ day of ___________, 20__, at ___:____ [   ] Time it has received from Lessee possession of the following Aircraft.  Capitalized terms used but not defined herein shall have the meanings given such terms in the Lease.

1.Aircraft Details

(a)	Airframe

Aircraft Model:	Bombardier Inc. Canadair Regional Jet CL-600-2C10
Manufacturer's Serial Number:	10109

Airframe Maintenance Status:

Total Flight Hours:  ___________

Total Cycles:  ________________

Total Flight Hours Since Last C-Check:  ____________

Total Cycles Since Last C-Check:  ____________

Date Last C-Check Accomplished:  ______________

(b)	Engines (Installed)

Engine Type	General Electric model CF34-8C5B1 engines
Manufacturer's Serial Numbers:	965446 and 194392
Maximum Takeoff Thrust Rating:	______________ lbs.

Engines Maintenance Status:

Position 1

ESN:  965446

Total Flight Hours:  __________

Total Cycles:  ___________

Total Flight Hours Since Last Engine Restoration:  __________

Total Cycles Since Last Engine Restoration:  ___________

Date of Last Engine Restoration:  ____________________

App 6-1

Bombardier CL-600-2C10; MSN 10070		APPENDIX 6

Position 2

ESN: 194392

Total Flight Hours:  __________

Total Cycles:  ___________

Total Flight Hours Since Last Engine Restoration:  __________

Total Cycles Since Last Engine Restoration:  ___________

Date of Last Engine Restoration:  _____________________

(c)	APU (Installed)

APU Manufacturer & Model	__________________________
Manufacturer's Serial Number:	____________________ and ____________________

APU Maintenance Status:

Total APU Hours:  __________

Total APU Cycles:  __________

Total APU Hours Since Last Overhaul:  __________

Total APU Cycles Since Last Overhaul:  ___________

Date of Last Overhaul:  _____________________

(d)	Landing Gear (Installed)

Manufacturer's Serial Numbers:	Left Main: _________________ Right Main: ________________ Nose: _____________________

Landing Gear Maintenance Status:

Left Main

Total Flight Hours:  __________

Total Cycles:  ___________

Total Flight Hours Since Last Overhaul:  __________

Total Cycles Since Last Overhaul:  ___________

Date of Last Overhaul:  _____________________

Right Main

Total Flight Hours:  __________

Total Cycles:  ___________

App 6-2

Bombardier CL-600-2C10; MSN 10070		APPENDIX 6

Total Flight Hours Since Last Overhaul:  __________

Total Cycles Since Last Overhaul:  ___________

Date of Last Overhaul:  _____________________

Nose

Total Flight Hours:  __________

Total Cycles:  ___________

Total Flight Hours Since Last Overhaul:  __________

Total Cycles Since Last Overhaul:  ___________

Date of Last Overhaul:  _____________________

(e)	Interior Configuration

Seating	__________________________
Lavatories	__________________________
Galleys	__________________________
Passenger Service Units	__________________________
PSIU	__________________________

(f)	Aircraft Documents and Other Equipment

As described in Attachment 1 to this Return Acceptance Certificate.

(g)	Fuel On Board

____________________ kgs.

2.Utilization Rent (check one)

_____   There are no claims for reimbursement from the Utilization Rent outstanding and unpaid as of the date hereof.

or

_____   Claims for reimbursement from the Utilization Rent are outstanding as of the date hereof and are itemized in Attachment [___] hereto.

3.Return Acceptance

Lessor confirms that the Aircraft and Aircraft Documents are in the condition required by the Lease and the Aircraft and Aircraft Documents are hereby accepted by Lessor for return under the Lease subject to (i) the provisions of the Lease and (ii) the correction by Lessee (or procurement

App 6-3

Bombardier CL-600-2C10; MSN 10070		APPENDIX 6

by Lessee at Lessee's cost) within ___ days following the date hereof of any discrepancies specified in Attachment 3 hereto.

4.Termination of Lease

Subject to the following paragraph, the Lease is hereby terminated without prejudice to Lessee's continuing obligations and Lessor's continuing rights under the Lease.

5.Governing Law

THIS RETURN ACCEPTANCE CERTIFICATE SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES OTHER THAN THE PROVISIONS OF SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

App 6-4

Bombardier CL-600-2C10; MSN 10070		APPENDIX 6

IN WITNESS WHEREOF, Lessor and Lessee have each caused this Return Acceptance Certificate to be duly executed by their authorized representatives on the date first above written.

GOJET AIRLINES LLC	MESA AIRLINES, INC.
Lessee	Lessor

By:	By:

Name:	Name:

Title:	Title:

MSN 10109

App 6-5

Bombardier CL-600-2C10; MSN 10070		APPENDIX 6

Attachment 1 to Return Acceptance Certificate

Aircraft Documents and Equipment Inventory

Aircraft Documents

1.-------

2.-------

.

.

.

Aircraft Manuals

1.-------

2.-------

.

.

.

Loose Equipment

1.-------

2.-------

.

.

.

Avionics Inventory

1.-------

2.-------

.

.

.

Hard Time Components Inventory

1.-------

2.-------

.

.

.

App 6-6

Bombardier CL-600-2C10; MSN 10070		APPENDIX 6

Attachment 2 to Return Acceptance Certificate

Utilization Rent Claims Outstanding at Return

[Write "None" if there are no claims outstanding]

Type of Work	Service Provider	Invoice Amount

---	---	---

App 6-7

Bombardier CL-600-2C10; MSN 10070		APPENDIX 6

Attachment 3 to Return Acceptance Certificate

Aircraft Discrepancies

[Write "None" if there are no Aircraft Discrepancies]

App 6-8

Bombardier CL-600-2C10; MSN 10070		APPENDIX 6

Appendix 7

to Aircraft Lease Agreement

FORMS

Form 1	Form of Aircraft Utilization Report
Form 2	Intentionally Left Blank
Form 3	Maintenance Status Report
Form 4	Form of Lease Termination Agreement
Form 5	Form of Lease Supplement Amendment (Engine Swap)

App 7-1

Bombardier CL-600-2C10; MSN 10070		APPENDIX 7

Form 1

Form of Aircraft Utilization Report

UTILIZATION REPORT

Lessee:  _____________________

Date of Report:  __________ 20__

Report Period:  ________ 20___ through ________ 20___

General Information

Aircraft Model:	Engine Type:
Airframe Serial Number: __________	Lease Engine 1 Serial Number: ____________
Lease APU Serial Number: _______________	Lease Engine 2 Serial Number: ____________
Lease Nose Landing Gear S/N:_____________	Lease Left Main Gear S/N: ______________
Lease Right Main Gear S/N: _____________
========	========
Installed 1 Engine S/N: _______________	Installed 2 Engine S/N: _________________
Installed APU S/N: _________________	Installed Nose Landing Gear S/N: __________
Installed Left Main Gear S/N: _________	Installed Right Main Gear S/N: __________

Utilization Information – Airframe

Airframe Flight Hours: _________________	Airframe Cycles: _________________
Airframe Total FHSN: _________________	Airframe Total CSN: _________________
Airframe Base: _________________	Airframe Status: _________________ [In Service; Check; etc.]

App 7-2

Bombardier CL-600-2C10; MSN 10070		APPENDIX 7

Utilization Information –Engines

Lease Engine 1 – Serial Number ________
FH During Report Period: _____________	Cycles During Report Period: _____________
FH:Cycle Utilization Ratio: ___:1	Cycles Since New: ______________
FH Since New: _____________	Cycles Since Restoration: _______________
FH Since Restoration: __________________	Installed On MSN: ________________
Airframe Position: ________________	Airframe Reg'n Mark: ____________
Airframe Owner (if not Owner): ___________________________________________________
Removed From Service: ____________ (Date)	Current Location: _________________
Reason for Removal: _________________________________________________________

Lease Engine 2 – Serial Number ________
FH During Report Period: _____________	Cycles During Report Period: _____________
FH:Cycle Utilization Ratio: ___:1	Cycles Since New: ______________
FH Since New: _____________	Cycles Since Restoration: _______________
FH Since Restoration: __________________	Installed On MSN: ________________
Airframe Position: ________________	Airframe Reg'n Mark: ____________
Airframe Owner (if not Owner): ___________________________________________________
Removed From Service: ____________ (Date)	Current Location: _________________
Reason for Removal: _________________________________________________________

Installed Engine 1 – Serial Number ________ (if not Lease Engine)
Engine Owner: _________________	Airframe Position: ________________

Installed Engine 2 – Serial Number ________ (if not Lease Engine)
Engine Owner: _________________	Airframe Position: ________________

App 7-3

Bombardier CL-600-2C10; MSN 10070		APPENDIX 7

Utilization Information –APU

Lease APU – S/N _________
APU Hours During Report Period: __________	APU Cycles During Report Period: _________
APU Hours Since New: _____________	APU Cycles Since New: ______________
APU Hours Since Overhaul: ______________	APU Cycles Since Overhaul: ___________
Installed On MSN: ________________	Removed From Service: ____________ (Date)
Airframe Reg'n Mark: ____________	Current Location: _________________
Airframe Owner (if not Owner): ___________________________________________________
Reason for Removal: _________________________________________________________

Installed APU – Serial Number ________ (if not Lease APU)
APU Owner: _________________

Utilization Information –Landing Gear

Lease Nose Landing Gear – S/N _________
FH During Report Period: _____________	Cycles During Report Period: _____________
FH Since New: _____________	Cycles Since New: ______________
FH Since Overhaul: __________________	Cycles Since Overhaul: _______________
Installed On MSN: ________________	Airframe Reg'n Mark: ____________
Airframe Owner (if not Owner): ___________________________________________________
Removed From Service: ____________ (Date)	Current Location: _________________
Reason for Removal: _________________________________________________________

Installed Nose Landing Gear – S/N _________ (if not Lease Nose Landing Gear)
NLG Owner: _________________

App 7-4

Bombardier CL-600-2C10; MSN 10070		APPENDIX 7

Lease Left Main Landing Gear – S/N _________
FH During Report Period: _____________	Cycles During Report Period: _____________
FH Since New: _____________	FH Since Restoration: __________________
Cycles Since New: ______________	Cycles Since Restoration: _______________
Installed On MSN: ________________	Airframe Reg'n Mark: ____________
Airframe Owner (if not Owner): ___________________________________________________
Removed From Service: ____________ (Date)	Current Location: _________________
Reason for Removal: _________________________________________________________

Installed Left Main Landing Gear – S/N _________ (if not Lease Left Main Landing Gear)
Left MLG Owner: _________________

Lease Right Main Landing Gear – S/N _________
FH During Report Period: _____________	Cycles During Report Period: _____________
FH Since New: _____________	FH Since Restoration: __________________
Cycles Since New: ______________	Cycles Since Restoration: _______________
Installed On MSN: ________________	Airframe Reg'n Mark: ____________
Airframe Owner (if not Owner): ___________________________________________________
Removed From Service: ____________ (Date)	Current Location: _________________
Reason for Removal: _________________________________________________________

Installed Right Main Landing Gear – S/N _________ (if not Lease Right Main Landing Gear)
Right MLG Owner: _________________

GOJET AIRLINES LLC

(Name)

(Title)

App 7-5

Bombardier CL-600-2C10; MSN 10070		APPENDIX 7

(Date)

App 7-6

Bombardier CL-600-2C10; MSN 10070		APPENDIX 7

Form 2

[Intentionally Left Blank]

App 7-7

Bombardier CL-600-2C10; MSN 10070		APPENDIX 7

Form 3

Maintenance Status Report – Required Information

1.	Airframe

p.	Aircraft and Appliances Airworthiness Directive Summaries
q.	Aircraft times and cycles log
r.	Airframe Utilization Report
s.	Avionics Computerized Inventory
t.	CPCP Summary as may be applicable
u.	Dent and Damage Chart
v.	Emergency Equipment Layout Drawing
w.	Fire Blocking Certification
x.	Maintenance last done next due task listing
y.	Life Limited Parts Summary
z.	Interior Layout configuration
aa.	Maintenance Program Summary and Time Interval Summary-Upon request
bb.	Service Bulletin, Engineering Orders, Major Repair and Alteration Summaries
cc.	Scheduled Maintenance Checks Tally Sheets
dd.	Time Control Components Summary

2.	Engines

g.	Airworthiness Directive Summaries
h.	Last Shop visit/Engine Restoration Mini Package
i.	Current Disk Sheet
j.	Date, Flight Hours and Cycles of Engine at last Engine install (including Airframe Flight Hours and Cycles)
k.	Service Bulletin Status / Engineering Orders and MOD Summaries
l.	Trend Monitor Readout for the three (3) months prior to the report

3.	Landing Gear

e.	Aircraft date, Flight Hours and Cycles at installation
f.	Landing Gear (each) Overhaul/restoration date, Flight Hours and Cycles.
g.	Life Limited Parts Summary
h.	Last shop visit/Overhaul report

4.	APU

g.	Airworthiness Directive Summary
h.	Last shop visit/Overhaul mini package report
i.	Flight Hours and Cycles formula (as applicable if Hobbs not installed)
j.	Aircraft/ APU date, APU Hours and APU Cycles at installation.
k.	Life Limited Parts Summary
l.	Service Bulletin Summary

App 7-8

Bombardier CL-600-2C10; MSN 10070		APPENDIX 7

Form 4

Form of Lease Termination Agreement

LEASE TERMINATION

(MSN 10109)

By execution hereof (this "Lease Termination"), the undersigned, MESA AIRLINES, INC., as lessor, and GOJET AIRLINES LLC, as lessee, acknowledge and agree that the Lease Agreement defined and described on Exhibit A attached hereto, has by its terms expired or has otherwise been cancelled or terminated and Lessee hereby releases the Equipment, which is also defined and described on Exhibit A attached hereto, from the terms and conditions of the Lease Agreement.

This Lease Termination is without prejudice to the surviving rights of the parties under the Lease Agreement and nothing in this Lease Termination shall relieve either party from its obligations under the Lease Agreement which are still unsatisfied and/or from any of its obligations under the Lease Agreement which may be due after the date of this Lease Termination.

This Lease Termination may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Dated as of this _____ day of ______________, 20__.

GOJET AIRLINES LLC	MESA AIRLINES, INC.
Lessee	Lessor

By:	By:

Name:	Name:

Title:	Title:

App 7-9

Bombardier CL-600-2C10; MSN 10070		APPENDIX 7

EXHIBIT A

The Equipment

[TO BE COMPLETED AT LEASE TERMINATION]

The Lease Agreement

[TO BE COMPLETED AT LEASE TERMINATION]

App 7-10

Bombardier CL-600-2C10; MSN 10070		APPENDIX 7

Form 5

Form of Lease Supplement Amendment No. __ (Engine Swap)

lease SUPPLEMENT AMENDMENT no. ___ (ENGINE SWAP)

(MSN 10109)

THIS LEASE SUPPLEMENT AMENDMENT NO. ___ (ENGINE SWAP) (this "Supplement Amendment"), dated as of  _______________, 20___, is by and between MESA AIRLINES, INC., a corporation organized under the laws of the State of Nevada, as lessor ("Lessor"), and GOJET AIRLINES LLC, a limited liability company organized and existing under the laws of the State of Delaware, as lessee ("Lessee").

WHEREAS, Lessee and Lessor previously entered into that certain Aircraft Lease Agreement, dated as of _________, 2021 (as amended, modified or supplemented from time to time, the "Lease" and the defined terms therein being hereinafter used with the same meaning), as supplemented by that certain Lease Supplement, dated as of _________, 2021 (as amended, modified or substituted from time to time, the "Lease Supplement"), with respect to the leasing of that certain Bombardier Inc. Canadair Regional Jet CL-600-2C10 aircraft bearing manufacturer’s serial number [_____] and U.S. registration number [_____], together with two (2) General Electric [CF34 Series] aircraft engines bearing manufacturer’s serial numbers [_____] and [_____] described therein; and

WHEREAS, pursuant to Appendix 2F of the Lease, Lessee and Lessor desire to amend the Lease Supplement by releasing and replacing that certain General Electric [CF34 Series] aircraft engine bearing manufacturer’s serial number [_____] (the "Replaced Engine") described therein.

NOW THEREFORE IT IS AGREED as follows:

8.

The Replaced Engine is hereby released from the Lease and is no longer considered to be an "Engine" under the Lease, the Lease Supplement or any other Operative Document; provided however, that (i) Lessor expressly reserves all claims, rights, remedies and causes of action arising out of or relating to the performance or nonperformance by Lessee of its obligations under the Lease and the other Operative Documents in relation to the Replaced Engine during the period prior to and including the date of this Supplement Amendment including, without limitation, all obligations of Lessee relating to the maintenance, operation, possession and use of the Replaced Engine and to the Aircraft Documents relating to the Replaced Engine, and (ii) the indemnities set forth in the following sections of this Lease: Section 18 (General Indemnity) and Section 21 (Taxes; Tax Indemnity) of the Lease shall survive and continue to apply in respect of the Replaced Engine and the Aircraft Documents relating to the Replaced Engine.

9.

Lessor hereby delivers and leases to Lessee and Lessee hereby accepts and leases from Lessor under the Lease, as herein supplemented, and for all purposes of the Operative Documents the following described aircraft engine:

One (1) General Electric [CF34 Series] aircraft engine bearing manufacturer’s serial number [_____] (the "Replacement Engine").

App 7-11

Bombardier CL-600-2C10; MSN 10070		APPENDIX 7

10.

The Replacement Engine is replacing the Replaced Engine under the Lease Supplement for all purposes of the Operative Documents.  The Replacement Engine constitutes a "Swap Engine" under and pursuant to the Lease and shall hereinafter be deemed an "Engine" for all purposes of the Operative Documents.

11.

The execution and delivery of this Supplement Amendment by Lessee (i) constitutes Lessee's absolute and irrevocable acceptance of the Replacement Engine under the Lease and for all purposes of the Operative Documents, (ii) constitutes conclusive and irrebuttable proof that the Replacement Engine is delivered in accordance with the requirements of the Lease and is in the condition required by the Lease, (iii) confirms that Lessee hereby expressly waives any right it may have to revoke acceptance of the Replacement Engine pursuant hereto for any reason whatsoever including, without limitation, due to any nonconformity, discovered, difficult of discovery, or undiscovered, on the date hereof.

12.

All the terms and provisions of the Lease are hereby incorporated by reference in this Supplement Amendment, on and as of the date of this Supplement Amendment, to the same extent as if fully set forth herein.  Without limiting the generality of the foregoing, LESSEE ACKNOWLEDGES AND AGREES THAT THE PROVISIONS OF SECTION 10.3 (DISCLAIMER; WAIVER OF WARRANTIES; WAIVER OF REMEDIES) OF THE LEASE APPLY TO THE REPLACEMENT ENGINE FOR ALL PURPOSES TO THE SAME EXTENT AS IF THE REPLACEMENT ENGINE WAS INSTALLED ON THE AIRCRAFT AT DELIVERY AND WAS IDENTIFIED IN THE ACCEPTANCE CERTIFICATE.

13.

This Supplement Amendment may be executed in separate counterparts, each of which, except as provided in the cover page to the Lease, shall for all purposes be deemed to be an original; and both such counterparts shall together constitute one and the same Supplement Amendment.

14.

THIS SUPPLEMENT AMENDMENT IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

[Signature Page Follows]

App 7-12

Bombardier CL-600-2C10; MSN 10070		APPENDIX 7

IN WITNESS WHEREOF, Lessor and Lessee have each caused this Supplement Amendment to be duly executed by their authorized representatives on the date first above written.

GOJET AIRLINES LLC	MESA AIRLINES, INC.
Lessee	Lessor

By:	By:

Name:	Name:

Title:	Title:

MSN 10109

App 7-13

Bombardier CL-600-2C10; MSN 10070		APPENDIX 7

Appendix 8

to Aircraft Lease Agreement

LESSEE’S DISCLOSURES

App 8-1

Bombardier CL-600-2C10; MSN 10070		APPENDIX 8